SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                      [ ]

         Post-Effective Amendment No.       24            (333-92297)     [X]
                                         ---------         ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.             25       (File No. 811-7195)           [X]
                               ---------

                        (Check appropriate box or boxes)

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   American Enterprise Life Insurance Company
                               (Name of Depositor)

829 AXP Financial Center, Minneapolis, MN                       55474
(Address of Depositor's Principal Executive Offices)         (Zip Code)

Depositor's Telephone Number, including Area Code         (612) 671-2237

         Eric Marhoun, 50605 AXP Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485
[X] on April 29, 2005 pursuant to paragraph  (b) of Rule 485
[ ] 60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


APRIL 29, 2005

AMERICAN EXPRESS
ENDEAVOR SELECT(SM) VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437
           (Administrative Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II Shares
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)
Liberty Variable Investment Trust, Class B
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service
Putnam Variable Trust - Class IB Shares
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Please read the prospectuses carefully and keep them for future reference.

Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

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1   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS......................................................................3

THE CONTRACT IN BRIEF..........................................................5

EXPENSE SUMMARY................................................................7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)...................................13


FINANCIAL STATEMENTS..........................................................20

THE VARIABLE ACCOUNT AND THE FUNDS............................................21

GUARANTEE PERIOD ACCOUNTS (GPAS)..............................................28

THE ONE-YEAR FIXED ACCOUNT....................................................29

BUYING YOUR CONTRACT..........................................................30

CHARGES.......................................................................32

VALUING YOUR INVESTMENT.......................................................37

MAKING THE MOST OF YOUR CONTRACT..............................................38

WITHDRAWALS...................................................................43

TSA -- SPECIAL WITHDRAWAL PROVISIONS..........................................44

CHANGING OWNERSHIP............................................................44

BENEFITS IN CASE OF DEATH.....................................................45

OPTIONAL BENEFITS ............................................................47

THE ANNUITY PAYOUT PERIOD.....................................................60

TAXES.........................................................................62

VOTING RIGHTS.................................................................65

SUBSTITUTION OF INVESTMENTS...................................................65

ABOUT THE SERVICE PROVIDERS...................................................66

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE.........................68

ADDITIONAL INFORMATION........................................................75

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................75

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION..............76

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)..........................97

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE...................99

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES....................................100

APPENDIX D: EXAMPLE -- DEATH BENEFITS........................................103

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER..............106

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER................108

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS.....................110

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER.............115

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER........117

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................119

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


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2   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

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3   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

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4   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your registered representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 21)

o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 28)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 29)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 30)


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5   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for Systematic Investment Plans (SIPs)

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

For contracts issued in Alabama and Oregon, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.


For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 42)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 43)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 44)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 45)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 47)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 60)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 62)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


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6   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                         SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                           1                                   8%
                 2                            8                            2                                   7
                 3                            7                            3                                   6
                 4                            7                            4                                   4
                 5                            6                            5                                   2
                 6                            5                            Thereafter                          0
                 7                            3
                 Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                          AND YOUR AIR IS 3.5%, THEN            AND YOUR AIR IS 5.0%, THEN
                                                            YOUR DISCOUNT RATE PERCENT (%) IS:    YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                                      6.00%                                7.50%
Five-year withdrawal charge schedule                                       6.15%                                7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                                      6.20%                                6.35%
Five-year withdrawal charge schedule                                       7.70%                                7.85%

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7   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)


YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT
AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION
YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE
BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE
ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK
FEE.


                                                       MORTALITY AND              VARIABLE ACCOUNT               TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                EXPENSE RISK FEE           ADMINISTRATIVE CHARGE            ACCOUNT EXPENSE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.00%                     0.15%                      1.15%
MAV Death Benefit                                              1.20                      0.15                       1.35
5% Accumulation Death Benefit                                  1.35                      0.15                       1.50
Enhanced Death Benefit                                         1.40                      0.15                       1.55

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.15                      0.15                       1.30
MAV Death Benefit                                              1.35                      0.15                       1.50
5% Accumulation Death Benefit                                  1.50                      0.15                       1.65
Enhanced Death Benefit                                         1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.20%                     0.15%                      1.35%
MAV Death Benefit                                              1.40                      0.15                       1.55
5% Accumulation Death Benefit                                  1.55                      0.15                       1.70
Enhanced Death Benefit                                         1.60                      0.15                       1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.35                      0.15                       1.50
MAV Death Benefit                                              1.55                      0.15                       1.70
5% Accumulation Death Benefit                                  1.70                      0.15                       1.85
Enhanced Death Benefit                                         1.75                      0.15                       1.90


OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                              $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                                                                        0.25%
BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                                                                   0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)


OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                               MAXIMUM: 1.75%       CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                                 MAXIMUM: 1.50%       CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                                 MAXIMUM: 1.50%       CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                        MAXIMUM: 1.75%       CURRENT: 0.60%(1)

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE      MAXIMUM: 2.00%       CURRENT: 0.65%(1)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



--------------------------------------------------------------------------------
8   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


The next two tables describe the operating expenses of the funds that you may pay periodically during the time that you own the contract. The first table shows the minimum and maximum total operating expenses charged by the funds for the last fiscal year. The second table shows the fees and expenses charged by each fund for the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                                       MINIMUM                       MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                          .57%                        1.49%

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               GROSS TOTAL
                                                                                MANAGEMENT 12B-1     OTHER       ANNUAL
                                                                                   FEES     FEES    EXPENSES    EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                                    .51%    .13%      .05%         .69%(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                          .64     .13       .09          .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                                      .57     .13       .15          .85(1)
AXP(R) Variable Portfolio - High Yield Bond Fund                                    .62     .13       .07          .82(1)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                                  .53     .13       .06          .72(1)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                           .94     .13       .20         1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                                      .29     .13       .15          .57(2)
AIM V.I. Basic Value Fund, Series II Shares                                         .72     .25       .30         1.27(3)
AIM V.I. Capital Development Fund, Series II Shares                                 .75     .25       .35         1.35(3)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                                 .73     .25       .31         1.29(3)
AllianceBernstein VP Growth and Income Portfolio (Class B)                          .55     .25       .05          .85(4)
AllianceBernstein VP International Value Portfolio (Class B)                        .75     .25       .20         1.20(4)
AllianceBernstein VP Total Return Portfolio (Class B)                               .55     .25       .16          .96(4)
American Century(R) VP Inflation Protection, Class II                               .49     .25        --          .74(5)
American Century(R) VP Ultra, Class II                                              .90     .25        --         1.15(5)
American Century(R) VP Value, Class II                                              .83     .25        --         1.08(5)
Colonial Small Cap Value Fund, Variable Series, Class B                             .80     .25       .17         1.22(6)
Columbia High Yield Fund, Variable Series, Class B                                  .60     .25       .16         1.01(7)
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class           .75     .25       .03         1.03(8),(9)
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class        .75     .25       .04         1.04(9)
Dreyfus Variable Investment Fund International Value Portfolio, Service            1.00     .25       .24         1.49(8),(9)
Share Class
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                             .57     .25       .11          .93(10)
Fidelity(R) VIP Growth Portfolio Service Class 2                                    .58     .25       .10          .93(10)
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                     .43     .25       .13          .81(10)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                                   .57     .25       .14          .96(10)
Fidelity(R) VIP Overseas Portfolio Service Class 2                                  .72     .25       .19         1.16(10)
FTVIPT Franklin Income Securities Fund - Class 2                                    .47     .25       .02          .74(11),(12)
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                          .68     .25       .03          .96(11),(12),(13)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                      .48     .25       .29         1.02(12),(13)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
FTVIPT Mutual Shares Securities Fund - Class 2                                      .60     .25       .15         1.00(12)
FTVIPT Templeton Global Income Securities Fund - Class 2                            .62     .25       .16         1.03(11)
FTVIPT Templeton Growth Securities Fund - Class 2                                   .79     .25       .07         1.11(11),(12)
Goldman Sachs VIT Mid Cap Value Fund                                                .80      --       .08          .88(14)
MFS(R) New Discovery Series - Service Class                                         .90     .25       .11         1.26(15),(16)


--------------------------------------------------------------------------------
9   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                               GROSS TOTAL
                                                                               MANAGEMENT   12B-1     OTHER       ANNUAL
                                                                                  FEES      FEES    EXPENSES     EXPENSES
MFS(R) Total Return Series - Service Class                                         .75%     .25%       .08%       1.08%(15),(16)
MFS(R) Utilities Series - Service Class                                            .75      .25        .14        1.14(15),(16)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                           .64      .25        .02         .91(9)
Oppenheimer Global Securities Fund/VA, Service Shares                              .63      .25        .03         .91(9)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                          .75      .25        .06        1.06(9)
Oppenheimer Strategic Bond Fund/VA, Service Shares                                 .71      .25        .03         .99(9)
Putnam VT Health Sciences Fund - Class IB Shares                                   .70      .25        .15        1.10(9)
Putnam VT International Equity Fund - Class IB Shares                              .75      .25        .19        1.19(9)
Putnam VT Small Cap Value Fund - Class IB Shares                                   .77      .25        .10        1.12(9)
Putnam VT Vista Fund - Class IB Shares                                             .65      .25        .14        1.04(9)
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares                .57      .25        .04         .86(9)
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares                          .76      .35        .26        1.37(17)
Wanger International Small Cap                                                    1.17       --        .19        1.36(18)
Wanger U.S. Smaller Companies                                                      .92       --        .08        1.00(19)

  (1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

  (2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

  (3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.22% for AIM V.I. Basic Value Fund, Series II Shares average daily net assets. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

  (4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

  (5) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

  (6) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B share 12b-1 fee so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.13% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

  (7) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 0.66%. In addition, the Fund's distributor has voluntarily agreed to waive 0.19% of the 12b-1 fees. If this waiver were reflected in the table, the 12b-1 fees for Class B shares would be 0.06%. These arrangements may be modified or terminated by the distributor at any time.

  (8) The Dreyfus Corporation has undertaken, until Dec. 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00% for Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class and 1.40% for Dreyfus Variable Investment Fund International Value, Service Share Class.

  (9) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

 (10) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.90% for Fidelity(R) Growth Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

 (11) The Fund administration fee is paid indirectly through the management fee.

 (12) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

 (13) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.02%) and 0.94% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and (0.03%) and 0.99% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


--------------------------------------------------------------------------------
10   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

 (14) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the Fund's average daily net assets. The Investment Adviser may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

 (15) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

 (16) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series, 1.07% for Total Return Series and 1.13% for Utilities Series.

 (17) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "12b-1 fees," "Other expenses" and "Gross total annual expenses" for U.S. Real Estate Portfolio Class II were 0.76%, 0.25%, 0.26% and 1.27%. Expense information has been restated to reflect current fees in effect as of Nov. 1, 2004.

 (18) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 1.01%; Other expenses, 0.19%; and Gross total annual expenses, 1.20%.

 (19) As of Feb. 10, 2005 the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

   o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

   o  assets of the fund's adviser, subadviser or an affiliate of either;

   o  assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

   o compensating, training and educating registered representatives who sell the contracts;

   o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

   o  advertising,   printing  and  mailing  sales   literature,   printing  and
      distributing prospectuses and reports;

   o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

   o subaccounting, transaction processing, recordkeeping and administrative services.


--------------------------------------------------------------------------------
11   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit.(2) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                 IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS    5 YEARS  10 YEARS       1 YEAR  3 YEARS    5 YEARS     10 YEARS
Seven-year withdrawal charge schedule     $1,359.63  $2,404.25  $3,483.57  $5,990.55     $559.63  $1,704.25  $2,883.57  $5,990.55
Five-year withdrawal charge schedule       1,380.13   2,363.08   3,176.96   6,152.33      580.13   1,763.08   2,976.96   6,152.33

QUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS  10 YEARS       1 YEAR  3 YEARS    5 YEARS     10 YEARS
Seven-year withdrawal charge schedule     $1,344.25  $2,359.97  $3,412.98  $5,866.94     $544.25  $1,659.97  $2,812.98  $5,866.94
Five-year withdrawal charge schedule       1,364.75   2,318.99   3,106.99   6,031.32      564.75   1,718.99   2,906.99   6,031.32

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                        IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                 IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                           AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:

NONQUALIFIED ANNUITY                        1 YEAR     3 YEARS    5 YEARS  10 YEARS       1 YEAR  3 YEARS    5 YEARS     10 YEARS
Seven-year withdrawal charge schedule     $  993.83  $1,299.47  $1,630.33  $2,228.34     $193.83    $599.47  $1,030.33  $2,228.34
Five-year withdrawal charge schedule       1,014.33   1,261.53   1,334.64   2,440.87      214.33     661.53   1,134.64   2,440.87

QUALIFIED ANNUITY                           1 YEAR     3 YEARS    5 YEARS  10 YEARS       1 YEAR  3 YEARS    5 YEARS     10 YEARS
Seven-year withdrawal charge schedule       $978.45  $1,252.76  $1,551.52  $2,066.18     $178.45    $552.76  $  951.52  $2,066.18
Five-year withdrawal charge schedule         998.95   1,215.01   1,256.49   2,281.87      198.95     615.01   1,056.49   2,281.87

(1) In these examples, the $40 contract administrative charge is estimated as a .021% charge. This estimate is based on administrative contract charges collected during the year under a similar class of contracts. We divided the total amount of such charges by the total average net assets attributable to those contracts.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
12   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (11/11/1999)
Accumulation unit value at beginning of period                          $1.07    $1.08    $1.08    $1.05   $1.01    $1.00
Accumulation unit value at end of period                                $1.07    $1.07    $1.08    $1.08   $1.05    $1.01
Number of accumulation units outstanding at end of period (000 omitted)    64       72      161      284      --       --

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
  CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.47% AND 0.47%,
  RESPECTIVELY.
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.13    $0.81    $1.01    $1.00   $1.02    $1.00
Accumulation unit value at end of period                                $1.32    $1.13    $0.81    $1.01   $1.00    $1.02
Number of accumulation units outstanding at end of period (000 omitted)    25       25       25       26      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   145       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.10    $0.89    $0.96    $0.92   $1.03    $1.00
Accumulation unit value at end of period                                $1.21    $1.10    $0.89    $0.96   $0.92    $1.03
Number of accumulation units outstanding at end of period (000 omitted)   157       81       96       40      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND (R) (11/11/1999)
Accumulation unit value at beginning of period                          $0.81    $0.66    $0.85    $1.04   $1.15    $1.00
Accumulation unit value at end of period                                $0.83    $0.81    $0.66    $0.85   $1.04    $1.15
Number of accumulation units outstanding at end of period (000 omitted)   268      294      339       58       9       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.15       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   610       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (10/23/2000)
Accumulation unit value at beginning of period                          $0.79    $0.63    $0.82    $0.94   $1.00       --
Accumulation unit value at end of period                                $0.86    $0.79    $0.63    $0.82   $0.94       --
Number of accumulation units outstanding at end of period (000 omitted)   355      418      377      162      --       --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   610       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   187       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     4       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   620       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Total Return Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,416       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   450       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     2       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.17       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.05       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   404       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share
Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share
Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    14       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio, Service
Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.14       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,194       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.04       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   560       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.22       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     1       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   628       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   300       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Rising Dividends Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     2       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2
(11/11/1999)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
Accumulation unit value at beginning of period                          $0.97    $0.71    $1.01    $1.21   $1.43    $1.00
Accumulation unit value at end of period                                $1.07    $0.97    $0.71    $1.01   $1.21    $1.43
Number of accumulation units outstanding at end of period (000 omitted)   481      495      546      261      21       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities Fund - Class 2 (11/11/1999)
Accumulation unit value at beginning of period                          $1.32    $1.07    $1.22    $1.16   $1.03    $1.00
Accumulation unit value at end of period                                $1.47    $1.32    $1.07    $1.22   $1.16    $1.03
Number of accumulation units outstanding at end of period (000 omitted)   587      281      285       63       5       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   575       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    44       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   505       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                          $0.77    $0.59    $0.87    $0.93   $1.00       --
Accumulation unit value at end of period                                $0.81    $0.77    $0.59    $0.87   $0.93       --
Number of accumulation units outstanding at end of period (000 omitted)    45       43       42       11      --       --
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                          $1.13    $0.98    $1.05    $1.06   $1.00       --
Accumulation unit value at end of period                                $1.24    $1.13    $0.98    $1.05   $1.06       --
Number of accumulation units outstanding at end of period (000 omitted)   617      696      688      248       2       --
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                          $0.77    $0.57    $0.75    $1.01   $1.00       --
Accumulation unit value at end of period                                $0.99    $0.77    $0.57    $0.75   $1.01       --
Number of accumulation units outstanding at end of period (000 omitted)   150      143      140       61      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   561       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    19       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.17       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    16       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   803       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
15   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB Shares (11/11/1999)
Accumulation unit value at beginning of period                          $0.93    $0.73    $0.90    $1.15   $1.29    $1.00
Accumulation unit value at end of period                                $1.07    $0.93    $0.73    $0.90   $1.15    $1.29
Number of accumulation units outstanding at end of period (000 omitted)   127      179      219      173      30       --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.19       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB Shares (11/11/1999)
Accumulation unit value at beginning of period                          $0.73    $0.56    $0.81    $1.23   $1.30    $1.00
Accumulation unit value at end of period                                $0.86    $0.73    $0.56    $0.81   $1.23    $1.30
Number of accumulation units outstanding at end of period (000 omitted)   220      215      187      104      19       --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,714       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.38       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    69       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.21       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   350       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   363       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                  2004

--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                               136

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND
  AT DEC. 31, 2004 WERE (0.40%) AND (0.40%), RESPECTIVELY.
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                34
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               697
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               830
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             4,456
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                48
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             3,225
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                12
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               900
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                90
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             3,162
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Total Return Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             7,249
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
17   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004

--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                             2,495
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                26
--------------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                             1,912
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                72
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                 7
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                             6,485
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                             3,024
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                               194
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                             3,210
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                               516
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Rising Dividends Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                34
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 (4/30/2004)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               111
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                               369
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                             2,656
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                25
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             2,746
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                12
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                53
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                 1
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                             3,218
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                72
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                31
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             4,674
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                57
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
19   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                17
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                             8,260
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                               292
--------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.20
Number of accumulation units outstanding at end of period (000 omitted)                                             1,854
--------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             2,030
--------------------------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


--------------------------------------------------------------------------------
20   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

    O INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

    O FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

    O FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

    O ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUES: Purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

    O ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
       Section 817(h) of the Code.


--------------------------------------------------------------------------------
21   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------- -------------------------------------------------------- ------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                       INVESTMENT ADVISER
------------------------------- -------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Maximum current income consistent with liquidity and     American Express Financial
Cash Management Fund            stability of principal. Invests primarily in money       Corporation (AEFC)
                                market instruments, such as marketable debt
                                obligations issued by corporations or the U.S.
                                government or its agencies, bank certificates of
                                deposit, bankers' acceptances, letters of credit, and
                                commercial paper, including asset-backed commercial
                                paper.
------------------------------- -------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     High level of current income and, as a secondary goal,   AEFC
Diversified Equity  Income      steady growth of capital. Under normal market
Fund                            conditions, the Fund invests at least 80% of its net
                                assets in  dividend-paying common and preferred stocks.
------------------------------- -------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Growth of capital. Under normal market conditions, the   AEFC
Equity Select Fund              Fund invests at least 80% of its net assets in equity
                                securities of medium-sized companies.
------------------------------- -------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     High current income, with capital growth as a            AEFC
High Yield Bond Fund            secondary objective. Under normal market conditions,
                                the Fund invests at least 80% of its net assets in
                                high-yielding,  high-risk corporate bonds (junk bonds)
                                issued by U.S. and foreign companies and governments.
------------------------------- -------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in        AEFC
New Dimensions Fund(R)          common stocks showing potential for significant growth.
------------------------------- -------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in     AEFC, adviser; Goldman Sachs
Partners Small Cap  Value Fund  equity securities. Under normal market conditions, at    Asset Management, L.P.,
                                least 80% of the Fund's net assets will be invested in   Royce & Associates, LLC,
                                companies with market capitalization of less than $2     Donald Smith & Co., Inc.,
                                billion or that fall within the range of the Russell     Franklin Portfolio
                                2000(R) Value Index.                                     Associates LLC  and Barrow,
                                                                                         Hanley, Mewhinney & Strauss,
                                                                                         Inc., subadvisers.
------------------------------- -------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in     AEFC
S&P 500 Index Fund              securities of large-capitalization stocks of U.S.
                                companies that are expected to provide investment
                                results that correspond to the performance of the S&P
                                500(R) Index.
------------------------------- -------------------------------------------------------- ------------------------------
AIM V.I. Basic Value Fund,      Long-term growth of capital. Invests normally at least   A I M Advisors, Inc.
Series II Shares                65% of its total assets in equity securities of U.S.
                                issuers that have market capitalizations of greater
                                than $500 million and are believed to be undervalued
                                in relation to long-term earning power or other
                                factors. The fund may invest up to 25% of its total
                                assets in foreign securities.
------------------------------- -------------------------------------------------------- ------------------------------
AIM V.I. Capital Development    Long-term growth of capital. Invests primarily in        A I M Advisors, Inc.
Fund,  Series II Shares         securities (including common stocks, convertible
                                securities and bonds) of small- and medium-sized
                                companies. The fund may invest up to 25% of its total
                                assets in foreign securities.
------------------------------- -------------------------------------------------------- ------------------------------


--------------------------------------------------------------------------------
22   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------- ------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                       INVESTMENT ADVISER
------------------------------- -------------------------------------------------------- ------------------------------
AIM V.I. Mid Cap  Core Equity   Long-term growth of capital. Invests normally at least   A I M Advisors, Inc.
Fund,  Series II Shares         80% of its net assets, plus the amount of any
                                borrowings for investment purposes, in equity
                                securities, including convertible securities, of
                                medium sized companies.  The fund may invest up to 20%
                                of its net assets in equity securities of companies in
                                other market capitalization ranges or in investment
                                grade debt securities. The fund may also invest up to
                                25% of its total assets in foreign securities.
------------------------------- -------------------------------------------------------- ------------------------------
AllianceBernstein VP Growth     Reasonable current income and reasonable appreciation.   Alliance Capital Management
and Income Portfolio (Class B)  Invests primarily in dividend-paying common stocks of    L.P.
                                good quality.
------------------------------- -------------------------------------------------------- ------------------------------
AllianceBernstein VP            Long-term growth of capital. Invests primarily in a      Alliance Capital Management
International Value Portfolio   diversified portfolio of foreign equity securities.      L.P.
(Class B)
------------------------------- -------------------------------------------------------- ------------------------------
AllianceBernstein VP Total      Achieve a high return through a combination of current   Alliance Capital Management
Return Portfolio (Class B)      income and capital appreciation. Invests primarily in    L.P.
                                U.S. government and agency obligations, bonds,
                                fixed-income senior securities (including short-and
                                long-term debt securities and preferred stocks to the
                                extent their value is attributable to their
                                fixed-income characteristics), and common stocks.
------------------------------- -------------------------------------------------------- ------------------------------
American Century(R) VP          Capital growth with income as a secondary objective to   American Century Investment
Inflation Protection,  Class    protect against U.S. inflation.                          Management, Inc.
II
------------------------------- -------------------------------------------------------- ------------------------------
American Century(R) VP Ultra,   Capital growth, with income as a secondary objective.    American Century Investment
Class II                        Invests primarily in U.S. companies, but there is no     Management, Inc.
                                limit on the amount of assets the Fund can invest in
                                foreign companies.
------------------------------- -------------------------------------------------------- ------------------------------
American Century(R) VP Value,   Long-term capital growth, with income as a secondary     American Century Investment
Class II                        objective. Invests primarily in stocks of companies      Management, Inc.
                                that management believes to be undervalued at the time
                                 of purchase.
------------------------------- -------------------------------------------------------- ------------------------------
Colonial Small Cap Value        Long-term growth by investing primarily in smaller       Columbia Management
Fund, Variable Series, Class B  capitalization (small-cap) equities. Under normal        Advisors, Inc.
                                market conditions, the Fund invests at least 80% of
                                its net assets (plus any borrowings for investment
                                purposes) in small-cap stocks. When purchasing
                                securities for the Fund, the advisor generally chooses
                                securities of companies it believes are undervalued.
                                The Fund may invest up to  10% of its assets in
                                foreign securities.
------------------------------- -------------------------------------------------------- ------------------------------


--------------------------------------------------------------------------------
23   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------- ------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                       INVESTMENT ADVISER
------------------------------- -------------------------------------------------------- ------------------------------
Columbia High Yield Fund,       High level of current income with capital appreciation   Columbia Management
Variable Series, Class B        as a secondary objective when consistent with the goal   Advisors, Inc.
                                of high current income. The Fund normally invests at
                                least 80% of its net assets (plus any borrowings for
                                investment purposes) in high yielding corporate debt
                                securities, such as bonds, debentures and notes that
                                are rated below investment grade, or unrated
                                securities which the Fund's investment advisor has
                                determined to be of comparable quality. No more than
                                10% of the Fund's total assets will normally be
                                invested in securities rated CCC or lower by S&P or
                                Caa or lower  by Moody's.
------------------------------- -------------------------------------------------------- ------------------------------
Dreyfus Investment Portfolios   The portfolio seeks investment results that are          The Dreyfus Corporation
Midcap Stock Portfolio,         greater than the total return performance of publicly
Service Share Class             traded common stocks of medium-sized domestic
                                companies in the aggregate, as represented by the
                                Standard & Poor's Midcap 400 Index. The portfolio
                                normally invests at least 80% of its assets in stocks
                                of mid-size companies. The portfolio invests in growth
                                and value stocks, which are chosen through a
                                disciplined investment process that combines computer
                                modeling techniques, fundamental analysis and risk
                                management. Consistency of returns compared to the S&P
                                400 is a primary goal of the investment process. The
                                portfolio's stock investments may include common
                                stocks, preferred stocks, convertible securities and
                                depository receipts, including those issued in initial
                                public offerings or shortly thereafter.
------------------------------- -------------------------------------------------------- ------------------------------
Dreyfus Variable Investment     The portfolio seeks long-term capital growth             The Dreyfus Corporation -
Fund Appreciation Portfolio,    consistent with the preservation of capital. Its         Fayez Sarofim & Co. is the
Service Share Class             secondary goal is current income. To pursue these        portfolio's  sub-investment
                                goals, the portfolio normally invests at least 80% of    advisor.
                                its assets in common stocks. The portfolio focuses on
                                "blue chip" companies with total market
                                capitalizations of more than $5 billion at the time of
                                purchase, including multinational companies. These
                                established companies have demonstrated sustained
                                patterns of profitability, strong balance sheets, an
                                expanding global presence and the potential to achieve
                                predictable, above-average earnings growth.
------------------------------- -------------------------------------------------------- ------------------------------
Dreyfus Variable Investment     The portfolio seeks long-term capital growth. To         The Dreyfus Corporation
Fund International Value        pursue this goal, the portfolio normally invests at
Portfolio, Service  Share       least 80% of its assets in stocks. The portfolio
Class                           ordinarily invests most of its assets in securities of
                                foreign companies which Dreyfus considers to be value
                                companies. The portfolio's stock investments may
                                include common stocks, preferred stocks and
                                convertible securities, including those purchased in
                                initial public offerings or shortly thereafter. The
                                portfolio may invest in companies of any size. The
                                portfolio may also invest in companies located in
                                emerging markets.
------------------------------- -------------------------------------------------------- ------------------------------


--------------------------------------------------------------------------------
24   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------- ------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                       INVESTMENT ADVISER
------------------------------- -------------------------------------------------------- ------------------------------
Fidelity(R) VIP Contrafund(R)   Seeks long-term capital appreciation. Normally invests   Fidelity Management &
Portfolio Service Class 2       primarily in common stocks. Invests in securities of     Research Company (FMR),
                                companies whose value it believes is not fully           investment manager; FMR U.K.
                                recognized by the public. Invests in either "growth"     and  FMR Far East,
                                stocks or "value" stocks or both. The fund invests in    sub-investment advisers.
                                domestic and  foreign issuers.
------------------------------- -------------------------------------------------------- ------------------------------
Fidelity(R) VIP Growth          Seeks to achieve capital appreciation. Normally          FMR, investment manager;
Portfolio Service Class 2       invests primarily in common stocks. Invests in           FMR U.K., FMR Far East,
                                companies that it believes have above-average growth     sub-investment advisers.
                                potential (stocks of these companies are often called
                                "growth" stocks). The Fund invests in domestic and
                                foreign issuers.
------------------------------- -------------------------------------------------------- ------------------------------
Fidelity(R) VIP Investment      Seeks as high of a level of current income as is         FMR, investment manager;
Grade Bond Portfolio Service    consistent with the preservation of capital. Normally    FMR U.K., FMR Far East,
Class 2                         invests at least 80% of assets in investment-grade       sub-investment advisers.
                                debt securities (those of medium and high quality) of
                                all types and repurchase agreements for those
                                securities.
------------------------------- -------------------------------------------------------- ------------------------------
Fidelity(R) VIP Mid Cap         Long-term growth of capital. Normally invests            FMR, investment manager;
Portfolio Service Class 2       primarily in common stocks. Normally invests at least    FMR U.K., FMR Far East,
                                80% of assets in securities of companies with medium     sub-investment advisers.
                                market capitalizations. May invest in companies with
                                smaller or larger market capitalizations. Invests in
                                domestic and foreign issuers. The Fund invests in
                                either "growth" or "value" common stocks or both.
------------------------------- -------------------------------------------------------- ------------------------------
Fidelity(R) VIP Overseas        Long-term growth of capital. Normally invests            FMR, investment manager;
Portfolio Service Class 2       primarily in common stocks of foreign securities.        FMR U.K., FMR Far East,
                                Normally invests at least 80% of assets in non-U.S.      Fidelity International
                                securities.                                              Investment Advisors (FIIA)
                                                                                         and FIIA U.K.,
                                                                                         sub-investment advisers.
------------------------------- -------------------------------------------------------- ------------------------------
FTVIPT Franklin Income          Maximize income while maintaining prospects for          Franklin Advisers, Inc.
Securities Fund - Class 2       capital appreciation. The Fund normally may invest in
                                both debt and equity securities, including corporate,
                                foreign and  U.S. Treasury bonds and stocks.
------------------------------- -------------------------------------------------------- ------------------------------
FTVIPT Franklin Rising          Long-term capital appreciation, with preservation of     Franklin Advisers, Inc.
Dividends Securities  Fund -    capital as an important consideration. The Fund
Class 2                         normally invests at least 80% of its net assets in
                                investments of small capitalization (small cap)
                                companies that have paid rising dividends.
------------------------------- -------------------------------------------------------- ------------------------------
FTVIPT Franklin Small-Mid Cap   Long-term capital growth. The Fund normally invests at   Franklin Advisers, Inc.
Growth Securities Fund -        least 80% of its net assets in investments of small
Class 2                         capitalization (small cap) and mid capitalization (mid
                                cap) companies. For this Fund, small-cap companies are
(previously FTVIPT Franklin     those with market capitalization values not exceeding
Small Cap Fund - Class 2)       $1.5 billion or the highest market capitalization
                                value in the  Russell 2000(R) Index, whichever is
                                greater, at the time of purchase; and mid cap
                                companies are companies with market capitalization
                                values not exceeding $8.5 billion at the time of
                                purchase.
------------------------------- -------------------------------------------------------- ------------------------------


--------------------------------------------------------------------------------
25   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------- ------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                       INVESTMENT ADVISER
------------------------------- -------------------------------------------------------- ------------------------------
FTVIPT Mutual Shares            Capital appreciation, with income as a secondary goal.   Franklin Mutual Advisers, LLC
Securities Fund - Class 2       The Fund normally invests mainly in U.S. equity
                                securities and substantially in undervalued stocks,
                                risk arbitrage securities and distressed companies.
------------------------------- -------------------------------------------------------- ------------------------------
FTVIPT Templeton Global         High current income, consistent with preservation of     Franklin Advisers, Inc.
Income Securities Fund -        capital, with capital appreciation as a secondary
Class 2                         consideration. The Fund normally invests mainly in
                                debt securities of governments and their political
                                subdivisions and agencies, supra-national
                                organizations and companies located anywhere in the
                                world, including emerging markets.
------------------------------- -------------------------------------------------------- ------------------------------
FTVIPT Templeton Growth         Long-term capital growth. The Fund normally invests      Franklin Advisers, Inc.
Securities Fund - Class 2       mainly in equity securities of companies located
                                anywhere in the world, including those in the U.S. and
                                in  emerging markets.
------------------------------- -------------------------------------------------------- ------------------------------
Goldman Sachs VIT  Mid Cap      The Goldman Sachs VIT Mid Cap Value Fund seeks           Goldman Sachs Asset
Value Fund                      long-term capital appreciation. The Fund invests,        Management, L.P.
                                under normal circumstances, at least 80% of its net
                                assets plus any borrowing for investment purposes
                                (measured at time of purchase) in a diversified
                                portfolio of equity investments in mid-capitalization
                                issuers within the range of the market capitalization
                                of companies constituting the Russell Midcap Value
                                Index at the time of investments. If the market
                                capitalization of a company held by the Fund moves
                                outside this range, the Fund may, but is not required
                                to sell the securities. The capitalization range of
                                the Russell Midcap Value Index is currently between
                                $276 million and  $14.9 billion. Although the Fund
                                will invest primarily in publicly traded U.S.
                                securities, it may invest up to 25% of its net assets
                                in foreign securities of issuers in emerging
                                countries, and securities quoted in foreign currencies.
------------------------------- -------------------------------------------------------- ------------------------------
MFS(R) New Discovery Series -   Capital appreciation. Invests at least 65% of its net    MFS Investment Management(R)
Service Class                   assets in equity securities of emerging growth
                                companies.
------------------------------- -------------------------------------------------------- ------------------------------
MFS(R) Total Return  Series -   Above-average income consistent with the prudent         MFS Investment Management(R)
Service Class                   employment of capital, with growth of capital and
                                income as a secondary objective. Invests primarily in
                                a combination of equity and fixed income securities.
------------------------------- -------------------------------------------------------- ------------------------------
MFS(R) Utilities Series -       Capital growth and current income. Invests primarily     MFS Investment Management(R)
Service Class                   in equity and debt securities of domestic and foreign
                                companies in the utilities industry.
------------------------------- -------------------------------------------------------- ------------------------------
Oppenheimer Capital             Capital appreciation. Invests in securities of           OppenheimerFunds, Inc.
Appreciation Fund/VA, Service   well-known, established companies.
Shares
------------------------------- -------------------------------------------------------- ------------------------------
Oppenheimer Global Securities   Long-term capital appreciation. Invests mainly in        OppenheimerFunds, Inc.
Fund/VA, Service Shares         common stocks of U.S. and foreign issuers that are
                                "growth-type" companies, cyclical industries and
                                special situations that are considered to have
                                appreciation possibilities.
------------------------------- -------------------------------------------------------- ------------------------------


--------------------------------------------------------------------------------
26   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------- ------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                       INVESTMENT ADVISER
------------------------------- -------------------------------------------------------- ------------------------------
Oppenheimer Main Street Small   Seeks capital appreciation. Invests mainly in common     OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares     stocks of small-capitalization U.S. companies that the
                                fund's investment manager believes have favorable
                                business trends or prospects.
------------------------------- -------------------------------------------------------- ------------------------------
Oppenheimer Strategic Bond      High level of current income principally derived from    OppenheimerFunds, Inc.
Fund/VA,  Service Shares        interest on debt securities. Invests mainly in three
                                market sectors: debt securities of foreign governments
                                and companies, U.S. government securities and
                                lower-rated  high yield securities of U.S. and foreign
                                companies.
------------------------------- -------------------------------------------------------- ------------------------------
Putnam VT Health Sciences       Capital appreciation. The fund pursues its goal by       Putnam Investment
Fund -  Class IB Shares         investing mainly in common stocks of companies in the    Management, LLC
                                health sciences industries, with a focus on growth
                                stocks. Under normal circumstances, the fund invests
                                at least 80% of its net assets in securities of (a)
                                companies that derive at least 50% of their assets,
                                revenues or profits from the pharmaceutical, health
                                care services, applied research and development and
                                medical equipment and supplies industries, or (b)
                                companies Putnam Management thinks have the potential
                                for growth as a result of their particular products,
                                technology, patents or other market advantages in the
                                health sciences industries.
------------------------------- -------------------------------------------------------- ------------------------------
Putnam VT International         Capital appreciation. The fund pursues its goal by       Putnam Investment
Equity Fund -  Class IB Shares  investing mainly in common stocks of companies outside   Management, LLC
                                the  United States that Putnam Management believes
                                have favorable investment potential. Under normal
                                circumstances, the fund invests at least 80% of its
                                net  assets in equity investments.
------------------------------- -------------------------------------------------------- ------------------------------
Putnam VT Small Cap Value       Capital appreciation. The fund pursues its goal by       Putnam Investment
Fund -  Class IB Shares         investing mainly in common stocks of U.S. companies,     Management, LLC
                                with a focus on value stocks. Under normal
                                circumstances, the fund invests at least 80% of its
                                net assets in small companies of a size similar to
                                those in the Russell 2000 Value Index.
------------------------------- -------------------------------------------------------- ------------------------------
Putnam VT Vista Fund - Class    Capital appreciation. The fund pursues its goal by       Putnam Investment
IB Shares                       investing mainly in common stocks of U.S. companies,     Management, LLC
                                with a focus on growth stocks.
------------------------------- -------------------------------------------------------- ------------------------------
Van Kampen Life Investment      Capital growth and income through investments in         Van Kampen Asset Management
Trust Comstock Portfolio        equity securities, including common stocks, preferred
Class II Shares                 stocks and securities convertible into common and
                                preferred stocks.
------------------------------- -------------------------------------------------------- ------------------------------
Van Kampen UIF  U.S. Real       Above average current income and long-term capital       Morgan Stanley Investment
Estate Portfolio Class II       appreciation. Invests primarily in equity securities     Management Inc., doing
Shares                          of companies in the U.S. real estate industry,           business as Van Kampen.
                                including real estate investment trusts.
------------------------------- -------------------------------------------------------- ------------------------------
Wanger International Small Cap  Long-term growth of capital. Invests primarily in        Columbia Wanger Asset
                                stocks of companies based outside the U.S. with market   Management, L.P.
                                capitalizations of less than $3 billion at time of
                                initial purchase.
------------------------------- -------------------------------------------------------- ------------------------------
Wanger U.S. Smaller Companies   Long-term growth of capital. Invests primarily in        Columbia Wanger Asset
                                stocks of small- and medium-size U.S. companies with     Management, L.P.
                                market capitalizations of less than $5 billion at time
                                of initial purchase.
------------------------------- -------------------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
27   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o  Securities   issued   by   the   U.S.   government   or   its   agencies   or
   instrumentalities, which issues may or may not be guaranteed by the U.S. government;


o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;


o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.


MARKET VALUE ADJUSTMENT (MVA)


We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


--------------------------------------------------------------------------------
28   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;


o automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator asset allocation model;


o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

o  amounts withdrawn for fees and charges; and

o  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

                   IF YOUR GPA RATE IS:                            THE MVA IS:
              Less than the new GPA rate + 0.10%                    Negative
              Equal to the new GPA rate + 0.10%                     Zero
              Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program is in effect, you may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

--------------------------------------------------------------------------------
29   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest;


o  how you want to make purchase payments;


o  the length of the withdrawal charge schedule (5 or 7 years);

o  a beneficiary;

o  the optional Portfolio Navigator asset allocation program(1); and

o  one of the following Death Benefits:

   -  ROP Death Benefit;

   -  MAV Death Benefit(2);

   -  5% Accumulation Death Benefit(2); or

   -  Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o  Accumulation Protector Benefit(SM) rider

o  Guarantor(SM) Withdrawal Benefit rider(3)

o  Income Assurer Benefit(SM) - MAV rider(4)

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(4)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o  Benefit Protector(SM) Death Benefit rider(5)

o  Benefit Protector(SM) Plus Death Benefit rider(5)

(1) There is no additional charge for this feature.

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if you and the annuitant are age 79 or younger at contract issue.

(4) Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

--------------------------------------------------------------------------------
30   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o  no earlier than the 30th day after the contract's effective date; and

o  no  later  than  the   annuitant's   85th  birthday  or  the  tenth  contract
   anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS


For contracts issued in Alabama and Oregon, purchase payments are limited and may not be made after the first contract anniversary.


For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for SIPs

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


--------------------------------------------------------------------------------
31   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your registered representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

--------------------------------------------------------------------------------
32   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                               QUALIFIED ANNUITIES        NONQUALIFIED ANNUITIES
ROP Death Benefit                                                          1.00%                        1.15%
MAV Death Benefit                                                          1.20                         1.35
5% Accumulation Death Benefit                                              1.35                         1.50
Enhanced Death Benefit                                                     1.40                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                          1.20%                        1.35%
MAV Death Benefit                                                          1.40                         1.55
5% Accumulation Death Benefit                                              1.55                         1.70
Enhanced Death Benefit                                                     1.60                         1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.


--------------------------------------------------------------------------------
33   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the Elective Step Up.

The fee does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                                       MAXIMUM                       CURRENT
Income Assurer Benefit(SM) - MAV                                                         1.50%                      0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                                1.75                       0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base              2.00                       0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


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34   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Currently the Income Assurer Benefit(SM) charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o  10% of the contract value on the prior contract anniversary*; and

o  current contract earnings.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o  10% of the contract value on the prior contract anniversary*;

o  current contract earnings; and

o  the Remaining Benefit Payment.

* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.


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35   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;


o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period;* and

o  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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36   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o  plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


o  minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  any purchase payment credits allocated to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges;

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37   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:

o  the contract administrative charge; and

o  the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


Accumulation unit values will fluctuate due to:


o  changes in fund net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS
                                                                                                         NUMBER
                                                             AMOUNT          ACCUMULATION               OF UNITS
                                            MONTH           INVESTED          UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month ...                    Jan              $ 100              $ 20                    5.00

                                             Feb                100                18                    5.56

you automatically buy more                   Mar                100                17                    5.88
units when the per unit market
price is low ...                   ---->     Apr                100                15                    6.67

                                             May                100                16                    6.25

                                             Jun                100                18                    5.56

                                             Jul                100                17                    5.88

                                             Aug                100                19                    5.26
and fewer units when the per
unit market price is high.         ---->     Sept               100                21                    4.76

                                             Oct                100                20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).

--------------------------------------------------------------------------------
38   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


We currently offer an asset allocation program called Portfolio Navigator. You may elect to participate in the asset allocation program, and there is no additional charge. If you purchase an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include, if available, certain GPAs and/or the one-year fixed account that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.


Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly beginning 3 months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.


Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:


o no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a new asset allocation model portfolio); and


o no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.


We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

o automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

o reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


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39   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH CERTAIN OPTIONAL BENEFITS

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. The rider automatically ends at the end of the waiting period. You may discontinue the use of an asset allocation program at that time. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IS IN EFFECT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.



TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


--------------------------------------------------------------------------------
40   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.


--------------------------------------------------------------------------------
41   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:      $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:      Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


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42   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o  You  may  not  make  additional   purchase   payments  if  automated  partial
   withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


--------------------------------------------------------------------------------
43   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")



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44   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o  ROP Death Benefit;

o  MAV Death Benefit;

o  5% Accumulation Death Benefit; or

o  Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit, less any purchase payment credits added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

      ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =             PW X DB
                                                                                        -------------------
                                                                                                CV

   PW = the partial withdrawal including any applicable withdrawal charge or MVA.

   DB = the death benefit on the date of (but prior to) the partial withdrawal

   CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o  the amounts allocated to the subaccounts at issue increased by 5%;

o  plus any subsequent amounts allocated to the subaccounts;

o  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED PARTIAL WITHDRAWALS =            PWT X VAF
                                                                                     -------------------------
                                                                                                SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.


     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

--------------------------------------------------------------------------------
45   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:


1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

If available in your state and both you and the annuitant are age 79 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your registered representative whether or not these death benefits are appropriate for your situation.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
46   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) rider and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death; and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.


o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------- -----------------------------------------------------------------------
ON THE BENEFIT DATE, IF:                                THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
------------------------------------------------------- -----------------------------------------------------------------------
The Minimum Contract Accumulation Value (defined        The contract value is increased on the benefit date to equal the
below) as determined under the Accumulation Protector   Minimum Contract Accumulation Value as determined under the
Benefit(SM) rider is greater than your contract value,  Accumulation Protector Benefit(SM) rider on the benefit date.
------------------------------------------------------- -----------------------------------------------------------------------

The contract value is equal to or greater than the      Zero; in this case, the Accumulation Protector Benefit(SM) rider
Minimum Contract Accumulation Value as determined       ends without value and no benefit is payable.
under the Accumulation Protector Benefit(SM) rider,
------------------------------------------------------- -----------------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


--------------------------------------------------------------------------------
47   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. This feature of the Accumulation Protector Benefit(SM) may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your registered representative whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


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AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

   The rider will terminate before the benefit date without paying a benefit on the date:

   o  you take a full withdrawal; or

   o  annuitization begins; or

   o  the contract terminates as a result of the death benefit being paid.

   The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year). As long as your withdrawals in each contract year do not exceed the GBP, you will not be assessed a withdrawal charge.


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49   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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If you withdraw an amount greater than the GBP in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the GBP and,


o  the Guaranteed Benefit Amount will be adjusted as described below; and

o  the Remaining Benefit Amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Withdrawal Charges"). Market value adjustments, if applicable, will also be made (see "Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

An annual Elective Step Up option is available for 30 days after the contract anniversary. This option allows you to step up the Remaining Benefit Amount and Guaranteed Benefit Amount to:

o the contract value on the valuation date we receive your written request to step up (Rider A)(1); or

o  the contract value on the contract anniversary date (Rider B)(1).

The annual Elective Step Up is subject to the following rules:


o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election, the special spousal continuation step up election (described below) or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").

If you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit rider to your contract. This benefit may not be available in your state. You must elect the Guarantor(SM) Withdrawal Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take a minimum distribution that is greater than your GBP in any contract year. If you withdraw more than the GBP in any contract year to satisfy RMDs, this will constitute an excess withdrawal, as defined above, and the excess withdrawal procedures described below will apply to the Guaranteed Benefit Amount and the Remaining Benefit Amount. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o  we reserve the right to limit the cumulative amount of purchase payments.

(1) We currently offer two versions of this benefit, Rider A and Rider B. Before April 29, 2005 we only offered Rider B. We began offering Rider A, in states where it is approved, and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005, the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchase a contract on or after April 29, 2005 with this benefit, the version we offer you depends on which state you live in. Ask your registered representative which version of the rider, if any, is available in your state. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.


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50   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE
DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o at contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   GBA EXCESS WITHDRAWAL PROCEDURE

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be reset in the following manner:

   1. If the contract value before the excess withdrawal is less than or equal to the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset equal to that payment's Remaining Benefit Amount after the withdrawal.

   2. If the contract value before the excess withdrawal is greater than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset to that payment's Remaining Benefit Amount after the withdrawal plus (a) times (b) divided by (c), where:

    (a) is the total GBA after the withdrawal less the total Remaining Benefit Amount after the withdrawal;

    (b) is the ratio of that payment's GBA before the withdrawal to that payment's Remaining Benefit Amount before the withdrawal minus one, and

    (c) is the sum of the values as determined in (b) for each individual payment before the withdrawal.

o  at step up -- (see "Elective Step Up" below).


REMAINING BENEFIT AMOUNT


The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o at contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


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51   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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o  when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   RBA EXCESS WITHDRAWAL PROCEDURE


   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


   The withdrawal amount up to the Remaining Benefit Payment (defined below) is taken out of each RBA bucket in proportion to its Remaining Benefit Payment at the time of the withdrawal; and the withdrawal amount above the Remaining Benefit Payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

o  at step up -- (see "Elective Step Up" below).


GUARANTEED BENEFIT PAYMENT


The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

The Total Free Amount (TFA) you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Withdrawal Charge") may be greater than the GBP. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP available for you to withdraw under the terms of the rider is subject to the GBA and RBA excess withdrawal procedures described above.

REMAINING BENEFIT PAYMENT

At the beginning of each contract year, the Remaining Benefit Payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA. Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


ELECTIVE STEP UP


You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. NOTE THAT SPECIAL RULES, DESCRIBED ABOVE, MAY LIMIT ELECTIVE STEP UPS IN THE FIRST 3 CONTRACT YEARS.

Depending on whether you have Rider A or Rider B, the elective step up will be determined as follows:

RIDER A

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA.

The effective date of the step up is the valuation date we receive your written request to step up.

The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

The GBA will be increased to an amount equal to the greater of the GBA immediately prior to the step up or the contract value on the valuation date we receive your written request to step up.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up less any withdrawals made during that contract year.

RIDER B

You may only step up if your contract anniversary value is greater than the RBA.

The effective date of the step up is the contract anniversary.

The RBA will be increased to an amount equal to the contract anniversary value.

The GBA will be increased to an amount equal to the greater of the GBA immediately before the step up or the contract anniversary value.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up.


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52   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures described above.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the annual elective step up.

RIDER A

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

RIDER B

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

The special spousal continuation step up is not available to non-spouse beneficiaries that continue the contract.


GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Internal Revenue Code.


IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o  you will be paid according to the annuity payout option described above;


o  we will no longer accept additional purchase payments;

o  you will no longer be charged for the rider;

o  any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix F.


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53   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o  Income Assurer Benefit(SM) - MAV;

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;


o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");


o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.


* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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54   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.


EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:


(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal, and


(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment Options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o  the annuitant on the retirement date must be between 50 to 86 years old; and

o you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A -- Life Annuity - No Refund;

   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
                or

   5) Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.

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55   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

  PT-1 (1 + I)  =  PT

      1.05

      Pt-1   =    prior annuity payout

      Pt     =    current annuity payout

      i      =    annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:


INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the maximum anniversary value.


MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments; or


2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

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56   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:


o the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus


o an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments (described above); or


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor, less 5% adjusted excluded payments.



5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

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57   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:


1. contract value less the market value adjusted excluded payments (described above);


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or


4. the 5% variable account floor, less 5% adjusted excluded payments (described above).

For an example of how each Income Assurer Benefit is calculated, see Appendix G.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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58   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.



For an example, see Appendix H.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                         PERCENTAGE IF YOU AND THE ANNUITANT ARE         PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR           UNDER AGE 70 ON THE RIDER EFFECTIVE DATE         70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                0%                                                 0%
Three and Four                            10%                                              3.75%
Five or more                              20%                                               7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o  the applicable death benefit, plus

                         IF YOU AND THE ANNUITANT ARE UNDER           IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR            AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                      Zero                                          Zero
Two                      40% x earnings at death (see above)           15% x earnings at death
Three & Four             40% x (earnings at death + 25% of initial     15% x (earnings at death + 25% of initial purchase payment*)
                         purchase payment*)
Five or more             40% x (earnings at death + 50% of initial     15% x (earnings at death + 50% of initial purchase payment*)
                         purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").



For an example, see Appendix I.


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59   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS



You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM).


o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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60   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.


o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


o GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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61   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.


You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


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62   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


o because of your death or in the event of non-natural ownership, the death of the annuitant;


o  because you become disabled (as defined in the Code);


o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o  if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


State withholding also may be imposed on taxable distributions.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

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63   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

o  to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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64   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;


o  transfer assets to and from the subaccounts or the variable account; and

o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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65   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o We and AEFA have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its registered representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.5% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o We may utilize other or additional compensation plans with certain selling firms, including compensation plans that pay the selling firm additional compensation when it achieves volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the selling firm.

o We may pay commissions or other forms of compensation to broker-dealers to provide sales related services including but not limited to product training and sales support.

o In addition to commissions, we may, as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation.

SOURCES OF PAYMENTS TO SELLING FIRMS

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

   o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure"); and,

   o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds -- Fund Selection and Allocation of Purchase Payments and Contract Values"); and,

   o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including withdrawal charges; and,

   o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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66   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their registered representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its registered representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO REGISTERED REPRESENTATIVES

o The selling firm pays its registered representatives. The selling firm decides the compensation and benefits it will pay its registered representatives.

o To inform yourself of any potential conflicts of interest, ask the registered representative before you buy, how the selling firm and its registered representative are being compensated and the amount of the compensation that each will receive if you buy the contract.


ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474 Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


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67   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE


SELECTED FINANCIAL DATA(1)


The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


YEARS ENDED DEC. 31, (THOUSANDS)                                2004        2003(1)     2002(1)      2001(1)        2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  376,487   $  372,194  $   292,067  $  271,718    $  299,759
Net gain (loss) on investments                                   5,193       25,105            3     (89,920)          469
Other                                                           36,012       21,277       18,957      14,806         7,553
TOTAL REVENUES                                              $  417,692   $  418,576  $   311,027  $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE              $   43,200   $   56,704  $  (52,177)  $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE $   25,192   $   37,629  $  (33,690)  $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT  $   (3,562)  $      --   $      --    $       --    $       --
NET INCOME (LOSS)                                           $   21,630   $   37,629  $  (33,690)  $  (41,728)   $   24,365
TOTAL ASSETS                                                $9,149,189   $8,735,643  $8,026,730   $5,275,681    $4,652,221
----------------------------------------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.


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68   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.


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69   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.


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70   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.


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71   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.


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72   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.

                                                                                PAYMENTS DUE BY YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(Millions)                                                  Total          2005       2006-2007        2008-2009  and thereafter
-----------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------

(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

RISK MANAGEMENT

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments.

Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.


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73   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


--------------------------------------------------------------------------------
74   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Endeavor Select(SM) Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
75   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

                                   APPENDICES

THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


THE EXAMPLES OF DEATH BENEFITS AND OPTIONAL RIDERS IN APPENDICES D THROUGH I INCLUDE A PARTIAL WITHDRAWAL TO ILLUSTRATE THE EFFECT OF A PARTIAL WITHDRAWAL ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER THE RIDER IS PART OF A QUALIFIED CONTRACT. QUALIFIED CONTRACTS ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES WHICH MAY REQUIRE YOU TO TAKE PARTIAL WITHDRAWALS FROM THE CONTRACT (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS"). IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS AND/OR OPTIONAL RIDERS TO A QUALIFIED CONTRACT, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


--------------------------------------------------------------------------------
96   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT x [(          1 + i          )(to n/12) - 1] = MVA
                                 ---------------------
                                     1 + j + .001
     Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

            j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

            n = number of months remaining in the current Guarantee Period
                (rounded up).


--------------------------------------------------------------------------------
97   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
98   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:


o You purchase the contract with a payment of $50,000 on Jan. 1, 2005 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

o on Jan. 1, 2006 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2007 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE
GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,500                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
INCOME BENEFIT BASE IS THE GREATEST

of the following values:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.30% X $55,545 = $166.64

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.60% X $55,676 = $334.06

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.65% X $55,676 = $361.89

--------------------------------------------------------------------------------
99   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

   PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.


--------------------------------------------------------------------------------
100  AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:


o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you withdraw the contract for its total value on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of full withdrawal:                                    $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3.  Now we can determine how much of the purchase payment is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                            PPW:        50,000.00                 50,000.00
                                                                       less XSF:            (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                   amount of PPW subject to a withdrawal charge:        50,000.00                 45,800.00
                                       multiplied by the withdrawal charge rate:           x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                              withdrawal charge:         3,500.00                  3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                       Contract Value withdrawn:        60,000.00                 40,000.00
                                                              WITHDRAWAL CHARGE:        (3,500.00)                (3,206.00)
                                Contract charge (assessed upon full withdrawal):           (40.00)                   (40.00)
                                                                                        ---------                 ---------

                                                   NET FULL WITHDRAWAL PROCEEDS:       $56,460.00                $36,754.00


--------------------------------------------------------------------------------
101   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:


ASSUMPTIONS:

o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you request a partial withdrawal of $15,000 on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of partial withdrawal:                                 $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                              5,376.34                 16,062.31
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:            5,376.34                 19,375.80
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                amount of PPW subject to a withdrawal charge:            5,376.34                 15,175.80
                                    multiplied by the withdrawal charge rate:              x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                           withdrawal charge:              376.34                  1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,376.34                 16,062.31
                                                           WITHDRAWAL CHARGE:             (376.34)                (1,062.31)
                                                                                        ---------                 ---------

                                                NET FULL WITHDRAWAL PROCEEDS:          $15,000.00                $15,000.00

--------------------------------------------------------------------------------
102   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

o on Jan. 1, 2006 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

o on March 1, 2006 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

o  on March 1, 2007 the contract value grows to $23,000.

   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2007 AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $23,000.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals calculated as:

         $1,500 X $25,250  =                                                                                 -1,721.59
         -----------------                                                                                   ---------
              $22,000

      for a death benefit of:                                                                               $23,528.41
                                                                                                            ==========

   ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                                 $23,528.41

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

o on Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000; and

o on March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $20,500.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $20,200.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $20,200  =                                                                                 -1,377.27
         ----------------                                                                                    ---------
              $22,000

      for a death benefit of:                                                                               $18,822.73
                                                                                                            ==========

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

      Greatest of your contract anniversary contract values:                                                $24,000.00

      plus purchase payments and credits made since that anniversary:                                            +0.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $24,000  =                                                                                 -1,636.36
         ------------------                                                                                  ---------
              $22,000

      for a death benefit of:                                                                               $22,363.64
                                                                                                            ==========

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                         $22,363.64
                                                                                                                      ----------

--------------------------------------------------------------------------------
103   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2006, calculated as:


      1.05 x $20,150 =                                                                                      $21,157.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 X $21,157.50  =                                                                              -1,670.33
         --------------------                                                                                ---------
              $19,000

      variable account floor benefit:                                                                       $19,487.17

      plus the one-year fixed account value:                                                               +$ 5,300.00
                                                                                                           ===========

      5% variable account floor (value of the GPAs, the one-year fixed account

      and the variable account floor):                                                                      $24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                     $24,787.17
                                                                                                                      ----------

--------------------------------------------------------------------------------
104   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         -----------------                                                                                   ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

      The MAV on the immediately preceding anniversary:                                                     $25,250.00

      plus purchase payments and purchase payment credits made since that anniversary:                           +0.00

      minus adjusted partial withdrawals made since that

      anniversary, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a MAV Death Benefit of:                                                                           $23,691.36
                                                                                                            ==========

   4. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2005,


      calculated as: 1.05 x $20,250 =                                                                       $21,262.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,262.50  =                                                                              -1,678.62

              $19,000

      variable account floor benefit:                                                                       $19,583.88

      plus the one-year fixed account value:                                                                 +5,300.00

      5% variable account floor (value of the GPAs, one-year fixed

      account and the variable account floor):                                                              $24,883.88
                                                                                                            ==========

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                      $24,883.88
                                                                                                                      ----------

--------------------------------------------------------------------------------
105   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the Automatic Step Up feature of the rider. The Automatic Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o  you do not exercise the Elective  Step Up Option  available  under the rider;
   and

o  you do not change asset allocation models.

Based on these assumptions, the Waiting Period expires at the end of the 10th contract year. The rider then ends. On the Benefit Date, Jan. 1, 2015, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                                     HYPOTHETICAL HYPOTHETICAL
                                          PURCHASE                    MCAV ADJUSTED     ASSUMED      ASSUMED
                                         PAYMENTS &      PARTIAL         PARTIAL       NET RATE     CONTRACT
DATE                                       CREDITS      WITHDRAWALS    WITHDRAWAL      OF RETURN      VALUE          MCAV
Jan. 1, 2005                             $125,000        $   NA         $   NA            NA       $125,000       $125,000
Jan. 1, 2006                                    0             0              0           12.0%      140,000        125,000
Jan. 1, 2007                                    0             0              0           15.0%      161,000        128,800(2)
Jan. 1, 2008                                    0             0              0            3.0%      165,830        132,664(2)
Jan. 1, 2009                                    0             0              0           -8.0%      152,564        132,664
Jan. 1, 2010                                    0         2,000          2,046          -15.0%      127,679        130,618
Jan. 1, 2011                                    0             0              0           20.0%      153,215        130,618
Jan. 1, 2012                                    0             0              0           15.0%      176,197        140,958(2)
Jan. 1, 2013                                    0         5,000          4,444          -10.0%      153,577        136,513
Jan. 1, 2014                                    0             0              0          -20.0%      122,862        136,513
JAN. 1, 2015(1)                                 0             0              0          -12.0%      108,118        136,513

(1) The APB Benefit Date.

(2) These values indicate where the Automatic Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
106   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the Elective Step Up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The Elective Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

o  you do not change asset allocation models.

Based on these assumptions, the 10 year Waiting Period restarts each time you exercise the Elective Step Up Option (on the first, second, third and seventh contract anniversaries in this example). The Waiting Period expires at the end of the 10th contract year following the last exercise (Jan. 1, 2012 in this example) of the Elective Step Up Option. When the Waiting Period expires, the rider ends. On the Benefit Date, Jan. 1, 2022, the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                               YEARS                                       MCAV      HYPOTHETICAL HYPOTHETICAL
                           REMAINING IN   PURCHASE                       ADJUSTED       ASSUMED      ASSUMED
                            THE WAITING  PAYMENTS &         PARTIAL       PARTIAL      NET RATE     CONTRACT
DATE                          PERIOD       CREDITS        WITHDRAWALS   WITHDRAWAL     OF RETURN      VALUE          MCAV
Jan. 1, 2005                    10       $125,000          $   NA        $    NA          NA         $125,000      $125,000
Jan. 1, 2006                    10(2)           0               0              0         12.0%       140,000       140,000(3)
Jan. 1, 2007                    10(2)           0               0              0         15.0%       161,000       161,000(3)
Jan. 1, 2008                    10(2)           0               0              0          3.0%       165,830       165,830(3)
Jan. 1, 2009                     9              0               0              0         -8.0%       152,564       165,830
Jan. 1, 2010                     8              0           2,000          2,558        -15.0%       127,679       163,272
Jan. 1, 2011                     7              0               0              0         20.0%       153,215       163,272
Jan. 1, 2012                    10(2)           0               0              0         15.0%       176,197       176,197(3)
Jan. 1, 2013                     9              0           5,000          5,556        -10.0%       153,577       170,642
Jan. 1, 2014                     8              0               0              0        -20.0%       122,862       170,642
Jan. 1, 2015                     7              0               0              0        -12.0%       108,118       170,642
Jan. 1, 2016                     6              0               0              0          3.0%       111,362       170,642
Jan. 1, 2017                     5              0               0              0          4.0%       115,817       170,642
Jan. 1, 2018                     4              0           7,500         10,524          5.0%       114,107       160,117
Jan. 1, 2019                     3              0               0              0          6.0%       120,954       160,117
Jan. 1, 2020                     2              0               0              0         -5.0%       114,906       160,117
Jan. 1, 2021                     1              0               0              0        -11.0%       102,266       160,117
JAN. 1, 2022(1)                  0              0               0              0         -3.0%        99,198       160,117

(1) The APB Benefit Date.

(2) The Waiting Period restarts when the Elective Step Up is exercised.

(3) These values indicate when the Elective Step Up feature increased the MCAV.

Important Information About This Example:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
107   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

Example of the Guarantor(SM) Withdrawal Benefit -- This example illustrates both Rider A and Rider B (see "Optional Benefits").


Assumptions:


o You purchase the contract on Jan. 1, 2005 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.


o  We add a purchase payment credit of $1,000 to your contract.

   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                            $101,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:

      0.07 x $101,000 =                                                         $  7,070

   The Remaining Benefit Amount (RBA) equals your purchase payment
    plus the purchase payment credit:                                           $101,000


   On Jan. 1, 2006 the contract value grows to $110,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $110,000

   The GBA equals 100% of your contract value:                                  $110,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $110,000 =                                                         $  7,700


   On July 1, 2008 you decide to take a partial withdrawal of $7,700.


   You took a partial withdrawal equal to your GBP, so your RBA equals the prior
    RBA less the amount of the partial withdrawal:

      $110,000 - $7,700 =                                                       $102,300

   The GBA equals the GBA immediately prior to the partial withdrawal:          $110,000

   The GBP equals 7% of your GBA:

      0.07 x $110,000 =                                                         $  7,700


   On Jan. 1, 2009 you make an additional purchase payment of $50,000.


   We add a purchase payment credit of $500 to your contract.

   The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment and purchase payment credit:

      $102,300 + $50,500 =                                                      $152,800

   The new GBA for the contract is equal to your prior GBA plus 100%
    of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                      $160,500

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                         $ 11,235


   On Jan. 1, 2010 your contract value grows to $200,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $200,000

   The GBA equals 100% of your contract value:                                  $200,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $200,000 =                                                         $ 14,000

--------------------------------------------------------------------------------
108   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

    On July 1, 2011 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                               $210,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $200,000 - $20,000 =                                               $180,000

   Reset RBA = lesser of (1) or (2) =                                           $180,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA                                                        $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $230,000 - $20,000 =                                               $210,000


   Reset GBA = lesser of (1) or (2) =                                           $200,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $200,000 =                                                         $ 14,000


   On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;

             $175,000 - $25,000 =                                               $150,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $180,000 - $25,000 =                                               $155,000

   Reset RBA = lesser of (1) or (2) =                                           $150,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA;                                                       $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $175,000 - $25,000 =                                               $150,000


   Reset GBA = lesser of (1) or (2) =                                           $150,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $150,000 =                                                         $ 10,500

--------------------------------------------------------------------------------
109   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.


ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

o  we immediately add a $1,000 purchase payment credit; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o  the annuitant is male and age 55 at contract issue; and

o  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     ASSUMED             PURCHASE             MAXIMUM            GUARANTEED
  CONTRACT                                          CONTRACT             PAYMENTS           ANNIVERSARY            INCOME
 ANNIVERSARY                                          VALUE             AND CREDITS       VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
------------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $109,000            $109,000
     2                                              127,000                 none             127,000             127,000
     3                                              134,000                 none             134,000             134,000
     4                                              153,000                 none             153,000             153,000
     5                                               86,000                 none             153,000             153,000
     6                                              122,000                 none             153,000             153,000
     7                                              141,000                 none             153,000             153,000
     8                                              155,000                 none             155,000             155,000
     9                                              142,000                 none             155,000             155,000
    10                                              176,000                 none             176,000             176,000
    11                                              143,000                 none             176,000             176,000
    12                                              150,000                 none             176,000             176,000
    13                                              211,000                 none             211,000             211,000
    14                                              201,000                 none             211,000             211,000
    15                                              206,000                 none             211,000             211,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
110   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000             $   784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          176,000                 825.44
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          176,000                 660.00
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
111   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                     ASSUMED             PURCHASE               5%             BENEFIT BASE -
  CONTRACT                                          CONTRACT             PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                                          VALUE             AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $106,050            $109,000
     2                                              127,000                 none             111,353             127,000
     3                                              134,000                 none             116,920             134,000
     4                                              153,000                 none             122,766             153,000
     5                                               86,000                 none             128,904             128,904
     6                                              122,000                 none             135,350             135,350
     7                                              141,000                 none             142,117             142,117
     8                                              155,000                 none             149,223             155,000
     9                                              142,000                 none             156,684             156,684
    10                                              176,000                 none             164,518             176,000
    11                                              143,000                 none             172,744             172,744
    12                                              150,000                 none             181,381             181,381
    13                                              211,000                 none             190,451             211,000
    14                                              201,000                 none             199,973             201,000
    15                                              206,000                 none             209,972             209,972
----------------------------------------------------------------------------------------------------------------------------------

(1)  The 5%  Accumulation  Benefit  Base value is limited  after age 81, but the
     guaranteed   income  benefit  base  may  increase  if  the  contract  value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          172,744                 791.17
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          201,000                 992.94
    15                                              206,000                1,046.48          209,972               1,066.66
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
112   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          172,744                 633.97
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          201,000                 791.94
    15                                              206,000                  832.24          209,972                 848.29
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                                BENEFIT BASE -
                                                                                                                 GREATER OF
                                 ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
  CONTRACT                      CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
 ANNIVERSARY                      VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                         $109,000            $101,000             $109,000            $106,050            $109,000
     2                          127,000                none              127,000             111,353             127,000
     3                          134,000                none              134,000             116,920             134,000
     4                          153,000                none              153,000             122,766             153,000
     5                           86,000                none              153,000             128,904             153,000
     6                          122,000                none              153,000             135,350             153,000
     7                          141,000                none              153,000             142,117             153,000
     8                          155,000                none              155,000             149,223             155,000
     9                          142,000                none              155,000             156,684             156,684
    10                          176,000                none              176,000             164,518             176,000
    11                          143,000                none              176,000             172,744             176,000
    12                          150,000                none              176,000             181,381             181,381
    13                          211,000                none              211,000             190,451             211,000
    14                          201,000                none              211,000             199,973             211,000
    15                          206,000                none              211,000             209,972             211,000
----------------------------------------------------------------------------------------------------------------------------------

 (1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

 (2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
113   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
114   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER
EXAMPLE OF THE BENEFIT PROTECTOR(SM)


ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70; and


o  you have selected the seven-year withdrawal charge schedule; and

o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2005 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
   (MAV Death Benefit minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge
   (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
   ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($57,619 - $55,000) =                                                                              +1,048
                                                                                                             ------
   Total death benefit of:                                                                                  $58,667


   On Jan. 1, 2008 the contract value falls to $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $255,000

--------------------------------------------------------------------------------
115   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits

   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) benefit (40% of earnings at death,

   up to a maximum of 100% of purchase payments not

   previously withdrawn that are one or more years old)                                                     +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $304,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes.
   The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $308,000


-------------------------------------------------------------------------------
116   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and


o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($110,000 - $100,000) =                                                                            +4,000

   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                                                          +10,000
                                                                                                             ------
   Total death benefit of:                                                                                 $124,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge.
   We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
   $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($57,619 - $55,000) =                                                                              +1,048

   plus 10% of purchase payments made within 60 days of contract

   issue and not previously withdrawn: 0.10 x $55,000 =                                                      +5,500
                                                                                                             ------
   Total death benefit of:                                                                                  $64,167


   On Jan. 1, 2008 the contract value falls  $40,000.  The death benefit on Jan.
   1, 2008 equals the death benefit calculated on Feb. 1, 2007. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
117   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $266,000


   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $315,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($250,000 - $105,000) =                                                                           +58,000

   plus 20% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.20 x $55,000 =                                                           +11,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $319,000


-------------------------------------------------------------------------------
118   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                             p.   3

Rating Agencies                                         p.   4

Principal Underwriter                                   p.   4

Independent Registered Public Accounting Firm           p.   4

Condensed Financial Information (Unaudited)             p.   5

Financial Statements


--------------------------------------------------------------------------------
119   AMERICAN EXPRESS ENDEAVOR SELECT VARIABLE ANNUITY -- PROSPECTUS

(logo)
AMERICAN
 EXPRESS
(R)

American Enterprise Life Insurance Company, Issuer
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437


273417 C (4/05)

PROSPECTUS


APRIL 29, 2005


AMERICAN EXPRESS


INNOVATIONS(R) VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)

           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Administrative Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT NEW AMERICAN EXPRESS INNOVATIONS(R) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:


-  American Express(R) Variable Portfolio Funds

-  AIM Variable Insurance Funds, Series II Shares

-  AllianceBernstein Variable Products Series Fund, Inc. (Class B)

-  Fidelity(R) Variable Insurance Products Service Class 2

-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

-  MFS(R) Variable Insurance Trust(SM) - Service Class

-  Oppenheimer Variable Account Funds - Service Shares

-  Putnam Variable Trust - Class IB Shares

Please read the prospectuses carefully and keep them for future reference.


This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                     3

THE CONTRACT IN BRIEF                                                         4

EXPENSE SUMMARY                                                               6

CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                  11

FINANCIAL STATEMENTS                                                         16

THE VARIABLE ACCOUNT AND THE FUNDS                                           17

GUARANTEE PERIOD ACCOUNTS (GPAs)                                             23

THE ONE-YEAR FIXED ACCOUNT                                                   26

BUYING YOUR CONTRACT                                                         26

CHARGES                                                                      30

VALUING YOUR INVESTMENT                                                      34

MAKING THE MOST OF YOUR CONTRACT                                             36

WITHDRAWALS                                                                  41

TSA -- SPECIAL WITHDRAWAL PROVISIONS                                         42

CHANGING OWNERSHIP                                                           42

BENEFITS IN CASE OF DEATH                                                    43

OPTIONAL BENEFITS                                                            47

THE ANNUITY PAYOUT PERIOD                                                    60

TAXES                                                                        62

VOTING RIGHTS                                                                64

SUBSTITUTION OF INVESTMENTS                                                  64

ABOUT THE SERVICE PROVIDERS                                                  65

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                        66

ADDITIONAL INFORMATION                                                       74

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                74

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION             75

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL               95

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                 97


CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may make allocations of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 17)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 23 and p.
   26)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 26)


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENTS

   If paying by Systematic Investment Plan (SIPs):
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL PURCHASE PAYMENTS*

      $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama and Maryland, purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 37)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 41)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 42)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 43)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 47)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 60)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 62)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                     SEVEN-YEAR SCHEDULE                              FIVE-YEAR SCHEDULE
         YEARS FROM PURCHASE      WITHDRAWAL CHARGE      YEARS FROM PURCHASE     WITHDRAWAL CHARGE
           PAYMENT RECEIPT           PERCENTAGE            PAYMENT RECEIPT          PERCENTAGE
                 1                       8%                      1                      8%
                 2                       8                       2                      7
                 3                       7                       3                      6
                 4                       7                       4                      4
                 5                       6                       5                      2
                 6                       5                       Thereafter             0
                 7                       3
                 Thereafter              0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").

                                                                                ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                        3.50%                       5.00%
Qualified discount rate                                                    4.86%                       6.36%
Nonqualified discount rate                                                 5.11                        6.61

                                                                                ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                         3.50%                       5.00%
Qualified discount rate                                                    5.16%                       6.66%
Nonqualified discount rate                                                 5.41                        6.91

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                               MORTALITY AND       VARIABLE ACCOUNT       TOTAL VARIABLE
                                             EXPENSE RISK FEE    ADMINISTRATIVE CHARGE    ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                  0.85%                 0.15%                 1.00%
MAV death benefit(1),(2)                           1.05                  0.15                  1.20
EDB(1)                                             1.15                  0.15                  1.30

NONQUALIFIED ANNUITIES
ROP death benefit                                  1.10                  0.15                  1.25
MAV death benefit(1),(2)                           1.30                  0.15                  1.45
EDB(1)                                             1.40                  0.15                  1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                  1.15                  0.15                  1.30
MAV death benefit(1),(2)                           1.35                  0.15                  1.50
EDB(1)                                             1.45                  0.15                  1.60

NONQUALIFIED ANNUITIES
ROP Payment death benefit                          1.40                  0.15                  1.55
MAV death benefit(1),(2)                           1.60                  0.15                  1.75
EDB(1)                                             1.70                  0.15                  1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                          $ 40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                                     0.55%*
GMIB - 6% RISING FLOOR                                                                         0.75%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                                        0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                                          0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                                     0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

*    This fee applies only if you elect this optional feature.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                               MINIMUM         MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                  .57%           1.35%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                       GROSS TOTAL
                                                                       MANAGEMENT   12b-1    OTHER        ANNUAL
                                                                          FEES      FEES    EXPENSES     EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                           .51%      .13%     .05%      .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                          .60       .13      .08       .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                 .64       .13      .09       .86(1)
AXP(R) Variable Portfolio - Growth Fund                                    .55       .13      .17       .85(1)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                         .53       .13      .06       .72(1)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                  .94       .13      .20      1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                             .29       .13      .15       .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund            .61       .13      .08       .82(1)
AIM V.I. Basic Value Fund, Series II Shares                                .72       .25      .30      1.27(3)
AIM V.I. Capital Development Fund, Series II Shares                        .75       .25      .35      1.35(3)
AIM V.I. Premier Equity Fund, Series II Shares                             .61       .25      .30      1.16(3)
AllianceBernstein VP Global Technology Portfolio (Class B)                 .75       .25      .13      1.13(4)
(previously AllianceBernstein VP Technology Portfolio (Class B))
AllianceBernstein VP Growth and Income Portfolio (Class B)                 .55       .25      .05       .85(4)
AllianceBernstein VP Large Cap Growth Portfolio (Class B)                  .75       .25      .06      1.06(4)
(previously AllianceBernstein VP Premier Growth Portfolio (Class B))
AllianceBernstein VP Total Return Portfolio (Class B)                      .55       .25      .16       .96(4)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                    .57       .25      .11       .93(5)
Fidelity(R) VIP Growth Portfolio Service Class 2                           .58       .25      .10       .93(5)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                          .57       .25      .14       .96(5)
Fidelity(R) VIP Overseas Portfolio Service Class 2                         .72       .25      .19      1.16(5)
FTVIPT Franklin Real Estate Fund - Class 2                                 .48       .25      .02       .75(6),(7)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                  .53       .25      .18       .96(7),(8)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2             .48       .25      .29      1.02(7),(8)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
FTVIPT Mutual Shares Securities Fund - Class 2                             .60       .25      .15      1.00(7)
FTVIPT Templeton Foreign Securities Fund - Class 2                         .68       .25      .19      1.12(8)
MFS(R) Investors Growth Stock Series - Service Class                       .75       .25      .11      1.11(9),(10)
MFS(R) New Discovery Series - Service Class                                .90       .25      .11      1.26(9),(10)
MFS(R) Total Return Series - Service Class                                 .75       .25      .08      1.08(9),(10)
MFS(R) Utilities Series - Service Class                                    .75       .25      .14      1.14(9),(10)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                   .64       .25      .02       .91(11)
Oppenheimer Global Securities Fund/VA, Service Shares                      .63       .25      .03       .91(11)
Oppenheimer High Income Fund/VA, Service Shares                            .72       .25      .04      1.01(11)




           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                       GROSS TOTAL
                                                                       MANAGEMENT   12b-1    OTHER       ANNUAL
                                                                          FEES      FEES    EXPENSES    EXPENSES
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                  .75%      .25%     .06%      1.06%(11)
Oppenheimer Strategic Bond Fund/VA, Service Shares                         .71       .25      .03        .99(11)
Putnam VT Growth and Income Fund - Class IB Shares                         .48       .25      .06        .79(11)
Putnam VT International Equity Fund - Class IB Shares                      .75       .25      .19       1.19(11)
Putnam VT Research Fund - Class IB Shares                                  .65       .25      .15       1.05(11)
Putnam VT Vista Fund - Class IB Shares                                     .65       .25      .14       1.04(11)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31. 2004.

(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

(3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
     (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.22% for AIM V.I. Basic Value Fund, Series II Shares average daily net assets. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

(4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

(5) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.90% for Fidelity(R) VIP Growth Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

(6)  The Fund administration fee is paid indirectly through the management fee.

(7) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(8) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, (0.03%) and 0.99% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and (0.05%) and 1.07% for FTVIPT Templeton Foreign Securities Fund - Class 2.

(9) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(10) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series, 1.07% for Total Return Series and 1.13% for Utilities Series.

(11) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);




           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

-  assets of the fund's adviser, subadviser or an affiliate of either;

-  assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating registered representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule    $1,207.03  $1,932.47  $2,673.33  $4,244.86   $407.03  $1,232.47  $2,073.33  $4,244.86

Five-year withdrawal charge schedule      1,237.78   1,921.52   2,416.30   4,502.41    437.78   1,321.52   2,216.30   4,502.41



QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule    $1,181.40  $1,857.83  $2,552.79  $4,024.15   $381.40  $1,157.83  $1,952.79  $4,024.15

Five-year withdrawal charge schedule      1,212.15   1,847.35   2,297.29   4,288.33    412.15   1,247.35   2,097.29   4,288.33



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $ 988.70  $1,283.91  $1,604.11  $2,174.55   $188.70  $583.91   $1,004.11  $2,174.55

Five-year withdrawal charge schedule      1,019.45   1,277.00   1,360.58   2,493.36    219.45   677.00    1,160.58   2,493.36



QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR   3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $ 963.08  $1,205.90  $1,472.21  $1,901.60   $163.08  $505.90   $  872.21  $1,901.60

Five-year withdrawal charge schedule        993.83   1,199.47   1,230.33   2,228.34    193.83   599.47    1,030.33   2,228.34



* In these examples, the $40 contract administrative charge is approximated as a .021% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000
-------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                 $ 1.05    $1.06    $1.06    $1.03    $1.00
Accumulation unit value at end of period                                       $ 1.05    $1.05    $1.06    $1.06    $1.03
Number of accumulation units outstanding at end of period (000 omitted)           691      813      697      554       53
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.64% AND 0.64%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.08    $1.04    $1.00       --       --
Accumulation unit value at end of period                                       $ 1.11    $1.08    $1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)         1,115      572       63       --       --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.10    $0.78    $1.00       --       --
Accumulation unit value at end of period                                       $ 1.28    $1.10    $0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)           294      140       26       --       --

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (5/21/2002)
Accumulation unit value at beginning of period                                 $ 0.98    $0.81    $1.00       --       --
Accumulation unit value at end of period                                       $ 1.05    $0.98    $0.81       --       --
Number of accumulation units outstanding at end of period (000 omitted)            28       24       --       --       --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/30/2000)
Accumulation unit value at beginning of period                                 $ 0.72    $0.59    $0.76    $0.92    $1.00
Accumulation unit value at end of period                                       $ 0.74    $0.72    $0.59    $0.76    $0.92
Number of accumulation units outstanding at end of period (000 omitted)           482      301       95       20       --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.08    $0.79    $1.00       --       --
Accumulation unit value at end of period                                       $ 1.28    $1.08    $0.79       --       --
Number of accumulation units outstanding at end of period (000 omitted)            86       54       21       --       --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/30/2000)
Accumulation unit value at beginning of period                                 $ 0.78    $0.61    $0.80    $0.92    $1.00
Accumulation unit value at end of period                                       $ 0.85    $0.78    $0.61    $0.80    $0.92
Number of accumulation units outstanding at end of period (000 omitted)           771      748      360      112        7

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/30/2000)
Accumulation unit value at beginning of period                                 $ 1.17    $1.17    $1.11    $1.06    $1.00
Accumulation unit value at end of period                                       $ 1.17    $1.17    $1.17    $1.11    $1.06
Number of accumulation units outstanding at end of period (000 omitted)           916      849      645       30       --

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.00    $0.76    $1.00       --       --
Accumulation unit value at end of period                                       $ 1.10    $1.00    $0.76       --       --
Number of accumulation units outstanding at end of period (000 omitted)           909      623      113       --       --

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.00    $0.75    $1.00       --       --
Accumulation unit value at end of period                                       $ 1.15    $1.00    $0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)            51       62       30       --       --

AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 0.96    $0.78    $1.00       --       --
Accumulation unit value at end of period                                       $ 1.00    $0.96    $0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)            23       21        3       --       --

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                 $ 0.42    $0.30    $0.51    $0.69    $1.00
Accumulation unit value at end of period                                       $ 0.44    $0.42    $0.30    $0.51    $0.69
Number of accumulation units outstanding at end of period (000 omitted)           588      655      372      364       44


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                                 $ 0.97   $ 0.74   $ 0.97    $0.97    $1.00
Accumulation unit value at end of period                                       $ 1.07   $ 0.97   $ 0.74    $0.97    $0.97
Number of accumulation units outstanding at end of period (000 omitted)         1,573    1,510    1,341      640       31

ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                 $ 0.55   $ 0.45   $ 0.65    $0.80    $1.00
Accumulation unit value at end of period                                       $ 0.59   $ 0.55   $ 0.45    $0.65    $0.80
Number of accumulation units outstanding at end of period (000 omitted)           881      893    1,003      741       47

ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B) (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.07   $ 0.91   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.15   $ 1.07   $ 0.91       --       --
Number of accumulation units outstanding at end of period (000 omitted)            29       38        9       --       --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.10   $ 0.86   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.25   $ 1.10   $ 0.86       --       --
Number of accumulation units outstanding at end of period (000 omitted)         1,844    1,212      209       --       --

FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                 $ 0.98   $ 0.75   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.00   $ 0.98   $ 0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)           139      127       18       --       --

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.16   $ 0.85   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.43   $ 1.16   $ 0.85       --       --
Number of accumulation units outstanding at end of period (000 omitted)           737      543       94       --       --

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.07   $ 0.75   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.20   $ 1.07   $ 0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)            64       53       23       --       --

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.26   $ 0.93   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.64   $ 1.26   $ 0.93       --       --
Number of accumulation units outstanding at end of period (000 omitted)            99       68       14       --       --

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.05   $ 0.80   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.28   $ 1.05   $ 0.80       --       --
Number of accumulation units outstanding at end of period (000 omitted)           231      169       24       --       --

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/30/2000)
(PREVIOUSLY FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2)
Accumulation unit value at beginning of period                                 $ 0.72   $ 0.53   $ 0.75    $0.90    $1.00
Accumulation unit value at end of period                                       $ 0.80   $ 0.72   $ 0.53    $0.75    $0.90
Number of accumulation units outstanding at end of period (000 omitted)           978      712      656      312       52

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                 $ 1.25   $ 1.01   $ 1.16    $1.09    $1.00
Accumulation unit value at end of period                                       $ 1.40   $ 1.25   $ 1.01    $1.16    $1.09
Number of accumulation units outstanding at end of period (000 omitted)         3,640    2,566      753       61       21

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                 $ 0.89   $ 0.68   $ 0.85    $1.02    $1.00
Accumulation unit value at end of period                                       $ 1.05   $ 0.89   $ 0.68    $0.85    $1.02
Number of accumulation units outstanding at end of period (000 omitted)         1,058      734      513      324       22

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                 $ 0.61   $ 0.50   $ 0.71    $0.95    $1.00
Accumulation unit value at end of period                                       $ 0.66   $ 0.61   $ 0.50    $0.71    $0.95
Number of accumulation units outstanding at end of period (000 omitted)           482      515      421      326        3




           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                             2004     2003     2002     2001     2000
-------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                 $ 0.84   $ 0.64   $ 0.95    $1.01    $1.00
Accumulation unit value at end of period                                       $ 0.89   $ 0.84   $ 0.64    $0.95    $1.01
Number of accumulation units outstanding at end of period (000 omitted)           495      388      165      115       27

MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                 $ 1.19   $ 1.04   $ 1.10    $1.12    $1.00
Accumulation unit value at end of period                                       $ 1.31   $ 1.19   $ 1.04    $1.10    $1.12
Number of accumulation units outstanding at end of period (000 omitted)         2,934    2,457    1,585      792       45

MFS(R) UTILITIES SERIES - SERVICE CLASS (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.17   $ 0.87   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.51   $ 1.17   $ 0.87       --       --
Number of accumulation units outstanding at end of period (000 omitted)            53       40       --       --       --

OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.01   $ 0.78   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.07   $ 1.01   $ 0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)           377      130        9       --       --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.09   $ 0.77   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.28   $ 1.09   $ 0.77       --       --
Number of accumulation units outstanding at end of period (000 omitted)           303      154       25       --       --

OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.18   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.27   $ 1.18   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)           349      301       18       --       --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.13   $ 0.79   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.34   $ 1.13   $ 0.79       --       --
Number of accumulation units outstanding at end of period (000 omitted)           170      121       33       --       --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.20   $ 1.04   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.29   $ 1.20   $ 1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)         1,442      995       38       --       --

PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                 $ 1.00   $ 0.79   $ 0.99    $1.07    $1.00
Accumulation unit value at end of period                                       $ 1.10   $ 1.00   $ 0.79    $0.99    $1.07
Number of accumulation units outstanding at end of period (000 omitted)           455      530      379      287       --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.01   $ 0.80   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.17   $ 1.01   $ 0.80       --       --
Number of accumulation units outstanding at end of period (000 omitted)           360      178       33       --       --

PUTNAM VT RESEARCH FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                 $ 1.00   $ 0.81   $ 1.00       --       --
Accumulation unit value at end of period                                       $ 1.07   $ 1.00   $ 0.81       --       --
Number of accumulation units outstanding at end of period (000 omitted)             6        4        1       --       --

PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                 $ 0.55   $ 0.42   $ 0.60    $0.92    $1.00
Accumulation unit value at end of period                                       $ 0.64   $ 0.55   $ 0.42    $0.60    $0.92
Number of accumulation units outstanding at end of period (000 omitted)           279      233      163      265       35


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                        2004     2003
-------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                                                             $0.99    $1.00
Accumulation unit value at end of period                                                                   $0.98    $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                      179       55
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE (0.34%) AND (0.34%), RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.02    $1.00
Accumulation unit value at end of period                                                                   $1.05    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                      169       63

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.44    $1.00
Accumulation unit value at end of period                                                                   $1.67    $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                       31        9

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.22    $1.00
Accumulation unit value at end of period                                                                   $1.29    $1.22
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.25    $1.00
Accumulation unit value at end of period                                                                   $1.27    $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                       66       37

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.40    $1.00
Accumulation unit value at end of period                                                                   $1.64    $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                      337        3

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.28    $1.00
Accumulation unit value at end of period                                                                   $1.39    $1.28
Number of accumulation units outstanding at end of period (000 omitted)                                       30       22

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (1/29/2003)
Accumulation unit value at beginning of period                                                             $0.99    $1.00
Accumulation unit value at end of period                                                                   $0.98    $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                      399      234

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.35    $1.00
Accumulation unit value at end of period                                                                   $1.46    $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                      110       27

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.35    $1.00
Accumulation unit value at end of period                                                                   $1.53    $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                       33        1

AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.25    $1.00
Accumulation unit value at end of period                                                                   $1.30    $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (1/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                             $1.40    $1.00
Accumulation unit value at end of period                                                                   $1.45    $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                       87        9

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.32    $1.00
Accumulation unit value at end of period                                                                   $1.44    $1.32
Number of accumulation units outstanding at end of period (000 omitted)                                       30       47




           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                        2004     2003
-------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (1/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                             $1.24    $1.00
Accumulation unit value at end of period                                                                   $1.32    $1.24
Number of accumulation units outstanding at end of period (000 omitted)                                       20        3

ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.15    $1.00
Accumulation unit value at end of period                                                                   $1.23    $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.30    $1.00
Accumulation unit value at end of period                                                                   $1.47    $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                      814      205

FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.34    $1.00
Accumulation unit value at end of period                                                                   $1.35    $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                        7        5

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.38    $1.00
Accumulation unit value at end of period                                                                   $1.69    $1.38
Number of accumulation units outstanding at end of period (000 omitted)                                      213      143

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.46    $1.00
Accumulation unit value at end of period                                                                   $1.62    $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                      246        5

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.36    $1.00
Accumulation unit value at end of period                                                                   $1.76    $1.36
Number of accumulation units outstanding at end of period (000 omitted)                                       78       --

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.37    $1.00
Accumulation unit value at end of period                                                                   $1.66    $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                       85       50

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (1/29/2003)
(PREVIOUSLY FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2)
Accumulation unit value at beginning of period                                                             $1.37    $1.00
Accumulation unit value at end of period                                                                   $1.50    $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                       --        5

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.25    $1.00
Accumulation unit value at end of period                                                                   $1.38    $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                      516      349

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.34    $1.00
Accumulation unit value at end of period                                                                   $1.55    $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                      105       44

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.22    $1.00
Accumulation unit value at end of period                                                                   $1.31    $1.22
Number of accumulation units outstanding at end of period (000 omitted)                                        2        2

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.33    $1.00
Accumulation unit value at end of period                                                                   $1.39    $1.33
Number of accumulation units outstanding at end of period (000 omitted)                                       21       --




           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                        2004     2003
-------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.17    $1.00
Accumulation unit value at end of period                                                                   $1.27    $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                      401      240

MFS(R) UTILITIES SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.30    $1.00
Accumulation unit value at end of period                                                                   $1.66    $1.30
Number of accumulation units outstanding at end of period (000 omitted)                                       97       12

OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.31    $1.00
Accumulation unit value at end of period                                                                   $1.37    $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                      126       59

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.46    $1.00
Accumulation unit value at end of period                                                                   $1.70    $1.46
Number of accumulation units outstanding at end of period (000 omitted)                                       12        4

OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.11    $1.00
Accumulation unit value at end of period                                                                   $1.19    $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                       51       21

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.44    $1.00
Accumulation unit value at end of period                                                                   $1.68    $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                       33       29

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.07    $1.00
Accumulation unit value at end of period                                                                   $1.14    $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                      851      141

PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.29    $1.00
Accumulation unit value at end of period                                                                   $1.40    $1.29
Number of accumulation units outstanding at end of period (000 omitted)                                        2       --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.34    $1.00
Accumulation unit value at end of period                                                                   $1.53    $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                       54       41

PUTNAM VT RESEARCH FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.26    $1.00
Accumulation unit value at end of period                                                                   $1.33    $1.26
Number of accumulation units outstanding at end of period (000 omitted)                                       --       --

PUTNAM VT VISTA FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                             $1.32    $1.00
Accumulation unit value at end of period                                                                   $1.54    $1.32
Number of accumulation units outstanding at end of period (000 omitted)                                        2       --



FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

- ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUES: Allocation of Purchase Payments and Contract Values: Purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

You may allocate payments to any or all of the subaccounts of the variable account that invest in shares of the following funds:


FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash    Maximum current income consistent with liquidity and stability    American Express Financial
Management Fund                     of principal. Invests primarily in money market instruments,      Corporation (AEFC)
                                    such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of
                                    deposit, bankers' acceptances, letters of credit, and
                                    commercial paper, including asset-backed commercial paper.

AXP(R) Variable Portfolio -         High level of current income while attempting to conserve the     AEFC
Diversified Bond Fund               value of the investment and continuing a high level of income for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the
                                    Lehman Brothers Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. The Index includes
                                    securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund
                                    emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve higher yield and/or capital appreciation by buying lower-quality bonds.

AXP(R) Variable Portfolio -         High level of current income and, as a secondary goal, steady     AEFC
Diversified Equity                  growth of capital. Under normal market conditions, the Fund
Income Fund                         invests at least 80% of its net assets in dividend-paying
                                    common and preferred stocks.

AXP(R) Variable Portfolio -         Long-term capital growth. Invests primarily in common stocks      AEFC
Fund Growth                         that appear to offer growth opportunities.

AXP(R) Variable Portfolio -         Long-term growth of capital. Invests primarily in common stocks   AEFC
NEW DIMENSIONS FUND(R)              showing potential for significant growth.

AXP(R) Variable Portfolio -         Long-term capital appreciation. Invests primarily in equity       AEFC, adviser; Goldman
Partners Small Cap Value Fund       securities. Under normal market conditions, at least 80% of the   Sachs Asset Management,
                                    Fund's net assets will be invested in companies with market       L.P., Royce & Associates,
                                    capitalization of less than $2 billion or that fall within the    LLC, Donald Smith & Co.,
                                    range of the Russell 2000(R) Value Index.                         Inc., Franklin Portfolio
                                                                                                      Associates LLC and Barrow,
                                                                                                      Hanley, Mewhinney & Strauss,
                                                                                                      Inc., subadvisers.

AXP(R) Variable Portfolio -         Long-term capital appreciation. Invests primarily in securities   AEFC
S&P 500 Index Fund                  of large-capitalization stocks of U.S. companies that are
                                    expected to provide investment results that correspond to the performance of the S&P 500(R) Index.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short   A high level of current income and safety of principal            AEFC
Duration  U.S. Government Fund      consistent with an investment in U.S. government and
                                    government agency securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in
                                    securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

AIM V.I. Basic Value Fund, Series   Long-term growth of capital. Invests normally at least 65% of     A I M Advisors, Inc.
II Shares                           its total assets in equity securities of U.S. issuers that have market capitalizations of greater than  $500 million and are believed to be undervalued in relation to long-term
                                    earning power or other factors.  The fund may invest up to 25%
                                    of its total assets in foreign securities.

AIM V.I. Capital Development        Long-term growth of capital. Invests primarily in securities      A I M Advisors, Inc.
Fund,  Series II Shares             (including common stocks, convertible securities and bonds) of small- and medium-sized companies. The fund may invest up to
                                    25% of its total assets in foreign securities.

AIM V.I. Premier Equity Fund,       Long-term growth of capital with income as a secondary            A I M Advisors, Inc.
Series II Shares                    objective. Invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The Fund may also invest up to 25% of its total assets in foreign securities.

AllianceBernstein VP Global         Growth of capital. Current income is only an incidental           Alliance Capital Management
Technology Portfolio (Class B)      consideration. Invests a global portfolio of securities and       L.P.
                                    non-U.S. companies selected for growth potential.

(previously AllianceBernstein
VP - Technology Portfolio
(Class B))

AllianceBernstein VP Growth and     Reasonable current income and reasonable appreciation. Invests    Alliance Capital Management
Income Portfolio (Class B)          primarily in dividend-paying common stocks of good quality.       L.P.

AllianceBernstein VP Large Cap      Long-term growth of capital by pursuing aggressive investment     Alliance Capital Management
Growth Portfolio (Class B)          policies. Invests primarily in equity securities of a limited     L.P.
                                    number of large, carefully selected, high-quality U.S.
(previously AllianceBernstein VP    companies that are judged likely to achieve superior earnings
Premier Growth Portfolio            growth.
(Class B))


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Total Return   Achieve a high return through a combination of current income     Alliance Capital Management
Portfolio (Class B)                 and capital appreciation. Invests primarily in  U.S.              L.P.
                                    government and agency obligations, bonds, fixed-income senior securities (including short-and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and common stocks.

Fidelity(R) VIP Contrafund(R)       Seeks long-term capital appreciation. Normally invests            Fidelity Management &
Portfolio Service Class 2           primarily in common stocks. Invests in securities of companies    Research Company (FMR),
                                    whose value it believes is not fully recognized by the public.    investment manager; FMR
                                    Invests in either "growth" stocks or "value" stocks or both.      U.K. and  FMR Far East,
                                    The fund invests in domestic and  foreign issuers.                sub-investment advisers.

Fidelity(R) VIP Growth Portfolio    Seeks to achieve capital appreciation. Normally invests           FMR, investment manager;
Service Class 2                     primarily in common stocks. Invests in companies that it          FMR U.K., FMR Far East,
                                    believes have above-average growth potential (stocks of these     sub-investment advisers.
                                    companies are often called "growth" stocks). The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap Portfolio   Long-term growth of capital. Normally invests primarily in        FMR, investment manager;
Service Class 2                     common stocks. Normally invests at least 80% of assets in         FMR U.K., FMR Far East,
                                    securities of companies with medium market capitalizations.       sub-investment advisers.
                                    May invest in companies with smaller or larger market
                                    capitalizations. Invests in domestic and foreign issuers. The
                                    Fund invests in either "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas Portfolio  Long-term growth of capital. Normally invests primarily in        FMR, investment manager;
Service Class 2                     common stocks of foreign securities. Normally invests at least    FMR U.K., FMR Far East,
                                    80% of assets in non-U.S. securities.                             Fidelity International
                                                                                                      Investment Advisors (FIIA)
                                                                                                      and FIIA U.K.,
                                                                                                      sub-investment advisers.

FTVIPT Franklin  Real Estate Fund   Capital appreciation, with current income as a secondary goal.    Franklin Advisers, Inc.
-  Class 2                          The Fund normally invests at least 80% of its net assets in investments of companies operating in the  real estate sector.

FTVIPT Franklin Small Cap Value     Long-term total return. The Fund normally invests at least 80%    Franklin Advisory Services,
Securities  Fund - Class 2          of its net assets in investments of small capitalization          LLC
                                    companies, and invests primarily to predominantly in equity securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $2.5 billion, at the time of purchase.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap       Long-term capital growth. The Fund normally invests at least      Franklin Advisers, Inc.
Growth Securities - Class 2         80% of its net assets in investments of small capitalization
                                    (small cap) and mid capitalization (mid cap) companies. For
(previously FTVIPT Franklin Small   this Fund, small-cap companies are those with market
Cap Fund - Class 2)                 capitalization values not exceeding $1.5 billion or the
                                    highest market capitalization value in the Russell 2000(R)
                                    Index, whichever is greater, at the time of purchase; and mid cap companies are companies with market  capitalization values not exceeding $8.5 billion at the time of purchase.

FTVIPT Mutual Shares Securities     Capital appreciation, with income as a secondary goal. The        Franklin Mutual Advisers,
Fund - Class 2                      Fund normally invests mainly in U.S. equity securities and        LLC
                                    substantially in undervalued stocks, risk arbitrage securities and distressed companies.

FTVIPT Templeton Foreign            Long-term capital growth. The Fund normally invests at least      Templeton Investment
Securities Fund - Class 2           80% of its net assets in investments of issuers located           Counsel, LLC
                                    outside the U.S., including those in emerging markets.

MFS(R) Investors Growth             Long-term growth of capital and future income. Invests at         MFS Investment Management(R)
Stock Series - Service Class        least 80% of its net assets in common stocks and related
                                    securities of companies which MFS(R) believes offer better than average prospects for long-term growth.

MFS(R) New Discovery                Capital appreciation. Invests at least 65% of its net assets      MFS Investment Management(R)
Series - Service Class              in equity securities of emerging growth companies.

MFS(R) Total Return                 Above-average income consistent with the prudent employment of    MFS Investment Management(R)
Series - Service Class              capital, with growth of capital and income as a secondary
                                    objective. Invests primarily in a combination of equity and fixed income securities.

MFS(R) Utilities Series - Service   Capital growth and current income. Invests primarily in equity    MFS Investment Management(R)
Class                               and debt securities of domestic and foreign companies in the utilities industry.

Oppenheimer Capital Appreciation    Capital appreciation. Invests in securities of well-known,        OppenheimerFunds, Inc.
Fund/VA, Service Shares             established companies.

Oppenheimer Global Securities       Long-term capital appreciation. Invests mainly in common stocks   OppenheimerFunds, Inc.
Fund/VA, Service Shares             of U.S. and foreign issuers that are "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer High Income Fund/VA,    High level of current income. Invests in high-yield               OppenheimerFunds, Inc.
Service Shares                      fixed-income securities.

Oppenheimer Main Street Small Cap   Seeks capital appreciation. Invests mainly in common stocks of    OppenheimerFunds, Inc.
Fund/VA, Service Shares             small-capitalization U.S. companies that the fund's investment manager believes have favorable business trends or prospects.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                           INVESTMENT OBJECTIVES AND POLICIES                                INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond          High level of current income principally derived from interest    OppenheimerFunds, Inc.
Fund/VA, Service Shares             on debt securities. Invests mainly in three market sectors:
                                    debt securities of foreign governments and companies, U.S.
                                    government securities and lower-rated high yield securities of
                                    U.S. and foreign companies.

Putnam VT Growth and Income         Capital growth and current income. The fund pursues its goal      Putnam Investment
Fund - Class IB Shares              by investing mainly in common stocks of U.S. companies, with a    Management, LLC
                                    focus on value stocks that offer the potential for capital growth, current income or both.

Putnam VT International Equity      Capital appreciation. The fund pursues its goal by investing      Putnam Investment
Fund - Class IB Shares              mainly in common stocks of companies outside the United States    Management, LLC
                                    that Putnam Management believes have favorable investment
                                    potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments

Putnam VT Research Fund -           Capital appreciation. The fund pursues its goal by investing      Putnam Investment
Class IB Shares                     mainly in common stocks of U.S. companies that Putnam             Management, LLC
                                    Management thinks have the greatest potential for capital
                                    appreciation with stock prices that reflect a value lower than that which Putnam Management places on the company, or whose earnings Putnam Management believes are likely to grow over time.

Putnam VT Vista Fund - Class IB     Capital appreciation. The fund pursues its goal by investing      Putnam Investment
Shares                              mainly in common stocks of U.S. companies, with a focus on        Management, LLC
                                    growth stocks.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.

You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

                IF YOUR GPA RATE IS:                          THE MVA IS:

         Less than the new GPA rate + 0.10%                    Negative

         Equal to the new GPA rate + 0.10%                     Zero

         Greater than the new GPA rate + 0.10%                 Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(     1 + i    )(TO THE POWER OF n/12) - 1] = MVA
                                ------------
                                1 + j + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
         n = number of months remaining in the current Guarantee Period (rounded up).

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(      1.030       )(TO THE POWER OF 84/12) - 1] = -$39.84
               ---------------
               1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(      1.030       )(TO THE POWER OF 84/12) - 1] = $27.61
               ---------------
               1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT

You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT


New contracts are not currently being offered. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-  how you want to make purchase payments;

-  the optional MAV death benefit(2);

-  the optional EDB(2);

-  the optional GMIB - MAV rider(3);

-  the optional GMIB - 6% Rising Floor rider(3);

-  the optional PCR(3);

-  the optional Benefit Protector Death Benefit(4);

-  the optional Benefit Protector Plus Death Benefit(4);

-  the length of the withdrawal charge schedule (5 or 7 years)(5); and

-  a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.


(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.


(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:


FOR CONTRACTS WITH APPLICATIONS SIGNED        No restrictions on the amount of purchase payments allocated
PRIOR TO JUNE 16, 2003:                       to the GPAs or the one-year fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS SIGNED ON     The amount of any purchase payment allocated to the GPAs and
OR  AFTER JUNE 16 THROUGH DEC. 4, 2003:       the one-year fixed account in total cannot exceed 30% of the purchase payment.

                                              This 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are
                                              participating according to the rules of an asset allocation model portfolio program available under the contract, if
                                              any.

FOR CONTRACTS WITH APPLICATIONS SIGNED        In certain states where we offer GPAs that do not require
ON OR AFTER DEC. 5, 2003:                     payment of a statutory minimum guaranteed interest rate, the amount of any purchase payment allocated to one-year fixed account cannot exceed 30% of the purchase payment. The
                                              amount of any purchase payment allocated to the GPAs is not subject to this 30% limit. Please consult your sales
                                              representative to see if these restrictions apply in your
                                              state. In all other states, the amount of any purchase
                                              payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. We
                                              reserve the right to further limit purchase payment
                                              allocations to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the
                                              minimum interest rate stated in the contract.

                                              In all states, the 30% limit will not apply if you establish a dollar cost averaging arrangement with respect to the
                                              purchase payment according to procedures currently in
                                              effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.



There are no restrictions on allocations of purchase payments to the subaccounts.

We applied your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

-  no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
      $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                                  QUALIFIED ANNUITIES     NONQUALIFIED ANNUITIES
ROP death benefit                                                             0.85%                     1.10%

MAV death benefit(1),(2)                                                      1.05                      1.30

EDB(1)                                                                        1.15                      1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

ROP death benefit                                                             1.15                      1.40

MAV death benefit(1),(2)                                                      1.35                      1.60

EDB(1)                                                                        1.45                      1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

          GMIB - MAV                                0.55% X (CV + ST - FAV)
          GMIB - 6% RISING FLOOR                    0.75% X (CV + ST - FAV)

     CV = contract value on the contract anniversary

     ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

    FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

-  The GMIB fee for:

      GMIB - MAV is 0.55%; and
      GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

   Contract value on the contract anniversary:                                      $73,250
   plus transfers from the subaccounts to the one-year fixed account
   in the six months before the contract anniversary:                               +15,000
   minus the value of the one-year fixed account on the contract anniversary:       -15,250
                                                                                    -------
                                                                                    $73,000

The GMIB fee charged to you:

   GMIB - MAV                    (0.55% X $73,000) =                                $401.50
   GMIB - 6% RISING FLOOR        (0.75% X $73,000) =                                $547.50

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal (depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment (MVA).")))

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a 7-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.


You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

   (a) is 10% of your prior anniversary's contract value, and

   (b) is current contract earnings.


NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, or the one-year fixed account or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                 (ACV - XSF)
   PPW  =  XSF + ----------- X (PPNPW - XSF)
                 (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

                   SEVEN-YEAR SCHEDULE                           FIVE-YEAR SCHEDULE(1)
         YEARS FROM PURCHASE    WITHDRAWAL CHARGE       YEARS FROM PURCHASE    WITHDRAWAL CHARGE
           PAYMENT RECEIPT         PERCENTAGE             PAYMENT RECEIPT         PERCENTAGE
                 1                     8%                       1                     8%
                 2                     8                        2                     7
                 3                     7                        3                     6
                 4                     7                        4                     4
                 5                     6                        5                     2
                 6                     5                        Thereafter            0
                 7                     3
                 Thereafter            0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

-  We received these payments

   -- $10,000 Jan. 1, 2004;

   -- $8,000 Feb. 28, 2011;

   -- $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-  The prior anniversary Jan. 1, 2013 contract value was $38,488.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-  withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-  amounts we refund to you during the free look period;* and

-  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

-  plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


-  minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

   -- Guaranteed Minimum Income Benefit rider - MAV;

   -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

   -- Performance Credit rider;

   -- Benefit Protector(SM) rider; and/or

   -- Benefit Protector(SM) Plus rider.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments you allocate to the subaccounts;

-  any purchase payment credits allocated to the subaccounts;

-  transfers into or out of the subaccounts;

-  partial withdrawals;

-  withdrawal charges;


and the deduction of a prorated portion of:

-  the fee for any of the following optional benefits you have selected:

   -- Guaranteed Minimum Income Benefit rider - MAV;

   -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

   -- Performance Credit rider;

   -- Benefit Protector(SM) rider; and/or

   -- Benefit Protector(SM) Plus rider.

Accumulation unit values will fluctuate due to:

-  changes in fund net asset value;

-  fund dividends distributed to the subaccounts;

-  fund capital gains or losses;

-  fund operating expenses; and


- mortality and expense risk fee and the variable account administrative charge.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                               NUMBER
                                                     AMOUNT    ACCUMULATION   OF UNITS
                                            MONTH   INVESTED    UNIT VALUE    PURCHASED
By investing an equal number
of dollars each month...                     Jan      $100         $20          5.00

                                             Feb       100          18          5.56

you automatically buy                        Mar       100          17          5.88
more units when the
per unit market price is low ...  --->       Apr       100          15          6.67

                                             May       100          16          6.25

                                             Jun       100          18          5.56

                                             Jul       100          17          5.88

and fewer units                              Aug       100          19          5.26
when the per unit
market price is high.             --->       Sept      100          21          4.76

                                             Oct       100          20          5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-  requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-  not accepting telephone or electronic transfer requests;

-  requiring a minimum time period between each transfer;

-  not accepting transfer requests of an agent acting under power of attorney;

-  limiting the dollar amount that you may transfer at any one time; or

-  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.




           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.



FOR CONTRACTS WITH APPLICATIONS             It is our general policy to allow you to transfer contract
SIGNED PRIOR TO JUNE 16, 2003:              values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after
                                            the contract anniversary (except for automated transfers,
                                            which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed
                                            this restriction and you may transfer contract values from the one-year fixed account to the subaccounts at any time.
                                            We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS             You may transfer contract values from the one-year fixed
SIGNED ON OR AFTER JUNE 16 THROUGH          account to the subaccounts or GPAs once a year on or within
DEC. 4, 2003:                               30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for
                                            certain transfer periods subject to certain minimums). The amount of contract value transferred to the GPAs or the
                                            one-year fixed account cannot result in the value of the
                                            GPAs and the one-year fixed account in total being greater than 30% of the contract value. Total transfers out of the
                                            GPAs and one-year fixed account in any contract year are
                                            limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of the contract year or
                                            $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS             You may transfer contract values from the one-year fixed
SIGNED ON OR AFTER DEC. 5, 2003:            account to the subaccounts or GPAs once a year on or within
                                            30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for
                                            certain transfer periods subject to certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed
                                            account in total being greater than 30% of the contract
                                            value. We reserve the right to further limit transfers to
                                            the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. Total transfers out of the
                                            one-year fixed account in any contract year are limited to
                                            30% of the one-year fixed account value at the beginning of the contract year or $10,000, whichever is greater.


   Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts, and we reserve the right to limit the number of subaccounts in which you may invest.

-  Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

   For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-  payable to you;

-  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

-  Return of Purchase Payments death benefit (ROP);

-  Maximum Anniversary Value death benefit (MAV); and

-  Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1. contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                                    PW X DB
   ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT  = -------
                                                                      CV

     PW = the partial withdrawal including any applicable MVA or withdrawal charge.
     DB = the death benefit on the date of (but prior to) the partial withdrawal.
     CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

-  On Jan. 1, 2005 you make an additional purchase payment of $5,000.

- On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

-  On March 1, 2006 the contract value grows to $23,000.

   We calculate the ROP death benefit on March 1, 2006 as follows:


     Contract value at death:                                                $23,000.00
                                                                             ==========
     Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:                 $25,000.00
       minus adjusted partial withdrawals calculated as:
       $1,500 X $25,000 =                                                     -1,704.55
       ----------------                                                      ----------
           $22,000

       for a death benefit of:                                               $23,295.45
                                                                             ==========
   ROP death benefit, calculated as the greatest of these two values:        $23,295.45


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

-  You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

   We calculate the MAV death benefit on March 1, 2005 as follows:


     Contract value at death:                                                      $20,500.00
                                                                                   ==========
     Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:                       $20,000.00
       minus the death benefit adjusted partial withdrawals, calculated as:
       $1,500 X $20,000 =                                                           -1,363.64
       ----------------                                                            ----------
           $22,000

       for a death benefit of:                                                     $18,636.36
                                                                                   ==========
     The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:
       Greatest of your contract anniversary contract values:                      $24,000.00
       plus purchase payments and purchase payment credits made since
       that anniversary:                                                                +0.00

       minus the death benefit adjusted partial withdrawals, calculated as:
       $1,500 X $24,000 =                                                           -1,636.36
       ----------------                                                            ----------
          $22,000

       for a death benefit of:                                                     $22,363.64
                                                                                   ==========
   The MAV death benefit, calculated as the greatest of these  three values,
   which is the MAV:                                                               $22,363.64


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1. contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-  the amounts allocated to the subaccounts at issue increased by 5%,

-  plus any subsequent amounts allocated to the subaccounts,

-  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  PWT X VAF
                                                                 ---------
                                                                    SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.


     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.


- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.


- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

   The death benefit on March 1, 2005 is calculated as follows:


     Contract value at death:                                                      $22,800.00
                                                                                   ==========
     Purchase payments and purchase payment credits minus adjusted partial withdrawals:
       Total purchase payments and purchase payment credits:                       $25,000.00
       minus adjusted partial withdrawals, calculated as:
       $1,500 X $25,000 =                                                           -1,543.21
       ----------------
           $24,300                                                                 ----------

     for a return of purchase payments death benefit of:                           $23,456.79
                                                                                   ==========


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
       The MAV on the immediately preceding anniversary:                           $25,000.00
       plus purchase payments and purchase payment credits made
       since that anniversary:                                                          +0.00
       minus adjusted partial withdrawals made since that
       anniversary, calculated as:
       $1,500 X $25,000 =                                                           -1,543.21
       ----------------                                                            ----------
           $24,300

       for a MAV death benefit of:                                                 $23,456.79
                                                                                   ==========
   The 5% rising floor:
       The variable account floor on Jan. 1, 2005,
       calculated as: 1.05 X $20,000 =                                             $21,000.00
       plus amounts allocated to the subaccounts since that anniversary:                +0.00
       minus the 5% rising floor adjusted partial withdrawal
       from the subaccounts, calculated as:

       $1,500 X $21,000 =                                                          -$1,657.89
       ----------------                                                            ----------
           $19,000

       variable account floor benefit:                                             $19,342.11
       plus the one-year fixed account value:                                       +5,300.00
       5% rising floor (value of the GPAs, one-year fixed account
       and the variable account floor):                                            $24,642.11
                                                                                   ==========
   EDB, calculated as the greatest of these
   three values, which is the 5% rising floor:                                     $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


   - the beneficiary asks us in writing within 60 days after we receive proof of death; and

   -  payouts begin no later than one year following the year of your death; and

   - the payout period does not extend beyond the beneficiary's life or life expectancy.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

-  you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

-  there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

-  GMIB - Maximum Anniversary Value (MAV); or

-  GMIB - 6 % Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

   PMT X CVG
   ---------
     ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.

      CVG = current contract value at the time you exercise the GMIB - MAV.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

-  You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

P SUB(t-1) (1 + i) =  P SUB(t)
------------------
             1.05

     P SUB(t-1) = prior annuity payout

     P SUB(t)   = current annuity payout

     i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

-  The GMIB - MAV will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                      GMIB
ANNIVERSARY                                       CONTRACT VALUE      PURCHASE PAYMENTS         MAV       BENEFIT BASE
  1                                                 $107,000              $101,000           107,000

  2                                                  125,000               101,000           125,000

  3                                                  132,000               101,000           132,000

  4                                                  150,000               101,000           150,000

  5                                                   85,000               101,000           150,000

  6                                                  120,000               101,000           150,000

  7                                                  138,000               101,000           150,000       $150,000

  8                                                  152,000               101,000           152,000        152,000

  9                                                  139,000               101,000           152,000        152,000

 10                                                  126,000               101,000           152,000        152,000

 11                                                  138,000               101,000           152,000        152,000

 12                                                  147,000               101,000           152,000        152,000

 13                                                  163,000               101,000           163,000        163,000

 14                                                  159,000               101,000           163,000        163,000

 15                                                  215,000               101,000           215,000        215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                         MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                     GMIB                 LIFE ANNUITY --   LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                 BENEFIT BASE               NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                                 $152,000 (MAV)                     $   784.32         $   763.04             $627.76

 15                                 215,000 (Contract Value = MAV)       1,268.50           1,210.45              982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                               PLAN A -            PLAN B -          PLAN D - JOINT AND
ANNIVERSARY                                                        LIFE ANNUITY --    LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                 CONTRACT VALUE            NO REFUND       TEN YEARS CERTAIN     ANNUITY -- NO REFUND
 10                                             $126,000             $   650.16          $   632.52              $520.38

 15                                              215,000               1,268.50            1,210.45               982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or


3. the 6% rising floor.


6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:


- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,


-  plus any subsequent amounts allocated to the subaccounts, and

-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

-  subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

   PMT X CVG
   ---------
      ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

   PMT X (1.06)(TO THE POWER OF CY)

    CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

   -- Plan A - Life Annuity - no refund

   -- Plan B - Life Annuity with ten years certain

   -- Plan D - Joint and last survivor life annuity - no refund

-  You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

P SUB(t-1) (1 + i) =  P SUB(t)
------------------
            1.05

      P SUB(t-1) =  prior annuity payout
      P SUB(t)   =  current annuity payout
      i          =  annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

-  The GMIB - 6% Rising Floor will terminate on the date:

   -- you make a full withdrawal from the contract;

   -- a death benefit is payable; or

   -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

-  There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                          GMIB
ANNIVERSARY                             CONTRACT VALUE   PURCHASE PAYMENTS   6% RISING FLOOR   BENEFIT BASE
 1                                         $107,000           $100,000          $106,000

 2                                          125,000            100,000           112,360

 3                                          132,000            100,000           119,102

 4                                          150,000            100,000           126,248

 5                                           85,000            100,000           133,823

 6                                          120,000            100,000           141,852

 7                                          138,000            100,000           150,363         $150,363

 8                                          152,000            100,000           159,388          159,388

 9                                          139,000            100,000           168,948          168,948

10                                          126,000            100,000           179,085          179,085

11                                          138,000            100,000           189,830          189,830

12                                          147,000            100,000           201,220          201,220

13                                          215,000            100,000           213,293          215,000

14                                          234,000            100,000           226,090          234,000

15                                          240,000            100,000           239,655          240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                  PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                         GMIB              LIFE ANNUITY --    LIFE ANNUITY WITH     LAST SURVIVOR LIFE
AT EXERCISE                                     BENEFIT BASE             NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
10                                       $179,085 (6% Rising Floor)       $ 872.14          $ 850.65               $ 691.27

15                                        240,000 (Contract Value)        1,346.40          1,286.40               1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                             CONTRACT    LIFE ANNUITY --    LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                               VALUE        NO REFUND       TEN YEARS CERTAIN    ANNUITY -- NO REFUND
 10                                     $126,000       $ 650.16           $ 632.52                $ 520.38
 15                                      240,000       1,416.00           1,351.20                1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW X TV
                                                 -------
                                                    CV

     PW = the partial withdrawal including any applicable withdrawal charge or MVA.

     TV = the target value on the date of (but prior to) the partial withdrawal.

     CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

   5% X (PP - PCRPW - PP5)

         PP = total purchase payments and purchase payment credits.

      PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.

        PP5 = purchase payments and purchase payment credits made in the prior five years.

              We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-  The PCR will terminate on the date:

   -- you make a full withdrawal from the contract,

   -- that a death benefit is payable, or

   -- you choose to begin taking annuity payouts.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

-  There are no additional purchase payments and no partial withdrawals

-  On Jan. 1, 2014, the contract value is $200,000

- We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(TO THE POWER OF 10) = $101,000 X 2.00423 = $202,427.

   Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

   5% X (PP - TVPW - PP5) = 1.05 X ($101,000 - 0 - 0) = $5,050.

   After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

- On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

-  the applicable death benefit,

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

   MAV death benefit (contract value):                                               $110,000
   plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                                                    +4,000
                                                                                     --------
   Total death benefit of:                                                           $114,000

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

   MAV death benefit (MAV):                                                          $110,000
   plus the Benefit Protector benefit (40% of earnings at death):
     0.40 X ($110,000 - $100,000) =                                                    +4,000
                                                                                     --------
   Total death benefit of:                                                           $114,000

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

   MAV death benefit (MAV adjusted for partial withdrawals):                          $57,619
   plus the Benefit Protector benefit (40% of earnings at death):
     0.40 X ($57,619 - $55,000) =                                                      +1,048
                                                                                     --------
   Total death benefit of:                                                            $58,667


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.


- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

   MAV death benefit (contract value):                                               $200,000
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)                             +55,000
                                                                                     --------
   Total death benefit of:                                                           $255,000



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

   MAV death benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                     $249,500
   plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)                             +55,000
                                                                                     --------
   Total death benefit of:                                                           $304,500

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

   MAV death benefit (contract value):                                               $250,000
   plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)
     0.40 X ($250,000 - $105,000) =                                                   +58,000
                                                                                     --------
   Total death benefit of:                                                           $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-  the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                   0%                                              0%

Three and Four                               10%                                           3.75%

Five or more                                 20%                                            7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

-  the applicable death benefit (see "Benefits in Case of Death"), plus:

                              IF YOU AND THE ANNUITANT ARE UNDER           IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                           Zero                                         Zero

Two                           40% X earnings at death (see above)          15% X earnings at death

Three and Four                40% X (earnings at death + 25% of initial    15% X (earnings at death + 25% of initial
                              purchase payment*)                           purchase payment*)

Five or more                  40% X (earnings at death + 50% of initial    15% X (earnings at death + 50% of initial
                              purchase payment*)                           purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-  You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.


- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                                             $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                                                    +4,000
                                                                                     --------
   Total death benefit of:                                                           $114,000

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit (MAV):                                                          $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                                                      +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.10 X $100,000 =                                    +10,000
                                                                                       --------
   Total death benefit of:                                                             $124,000

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):                          $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                                        +1,048
     plus 10% of purchase payments made within 60 days of contract
     issue and not previously withdrawn: 0.10 X $55,000 =                                +5,500
                                                                                       --------
   Total death benefit of:                                                              $64,167


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                                               $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100%
     of purchase payments not previously withdrawn
     that are one or more years old                                                     +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X $55,000 =                      +11,000
                                                                                       --------
   Total death benefit of:                                                             $266,000

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value less any purchase payment credits
     added in the last 12 months):                                                     $249,500
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of
     100% of purchase payments not previously withdrawn
     that are one or more years old                                                     +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X $55,000 =                      +11,000
                                                                                       --------
   Total death benefit of:                                                             $315,500

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                                               $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV rider minus payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                                                     +58,000
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously withdrawn: 0.20 X $55,000 =                                     +11,000
                                                                                       --------
   Total death benefit of:                                                             $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-  the annuity payout plan you select;

-  the annuitant's age and, in most cases, sex;

-  the annuity table in the contract; and

-  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of the you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death or in the event of non-natural ownership, the death of the annuitant;


-  because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-  if it is allocable to an investment before Aug. 14, 1982; or

-  if annuity payouts begin before the first contract anniversary.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS
                                       62
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TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-  the payout is a minimum distribution required under the Code;

-  the payout is made on account of an eligible hardship; or

-  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-  Because of your death,

-  Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-  To pay certain medical or education expenses (IRAs only).



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, PCR, BENEFIT PROTECTOR OR BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-  the reserve held in each subaccount for your contract; divided by

-  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-  laws or regulations change;

-  the existing funds become unavailable; or

-  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

We may also:

-  add new subaccounts;

-  combine any two or more subaccounts;


-  transfer assets to and from the subaccounts or the variable account; and


-  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA(1)

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.



YEARS ENDED DEC. 31, (THOUSANDS)                                   2004        2003(1)      2002(1)       2001(1)       2000(1)
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                           $  376,487   $  372,194   $  292,067    $  271,718    $  299,759
Net gain (loss) on investments                                       5,193       25,105            3       (89,920)          469
Other                                                               36,012       21,277       18,957        14,806         7,553
TOTAL REVENUES                                                  $  417,692   $  418,576   $  311,027    $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
  AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE                    $   43,200   $   56,704   $  (52,177)   $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE     $   25,192   $   37,629   $  (33,690)   $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT      $   (3,562)  $       --   $       --    $       --    $       --
NET INCOME (LOSS)                                               $   21,630   $   37,629   $  (33,690)   $  (41,728)   $   24,365
TOTAL ASSETS                                                    $9,149,189   $8,735,643   $8,026,730    $5,275,681    $4,652,221



(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.



                                                                 PAYMENTS DUE BY YEAR
---------------------------------------------------------------------------------------------------------
                                                                                                2010
(MILLIONS)                                          TOTAL   2005   2006-2007   2008-2009   AND THEREAFTER
---------------------------------------------------------------------------------------------------------
   Annuities(1)                                    $8,017   $730     $1,655     $1,618        $4,014
Total                                              $8,017   $730     $1,655     $1,618        $4,014



(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

RISK MANAGEMENT

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(R) Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL


STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                       PW X RP
   RPA ADJUSTED PARTIAL WITHDRAWALS  = -------
                                         CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                        PW X EPA    EPA
   EPA ADJUSTED PARTIAL WITHDRAWALS  =  --------- X
                                            CV      RPA

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      CV = the contract value on the date of (but prior to) the partial withdrawal.

     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

-  Contract values before any partial withdrawals are shown below.

-  On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

-  On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                                          TOTAL PURCHASE PAYMENTS   CONTRACT VALUE
--------------------------------------------------------------------------------------
Jan. 1, 2004                                         $100,000              $100,000
Jan. 1, 2005                                          100,000               110,000
Jan. 1, 2006                                          100,000               115,000
Jan. 1, 2007                                          100,000               120,000
Jan. 1, 2008                                          100,000               115,000
Jan. 1, 2009                                          100,000               120,000
Jan. 1, 2010                                          200,000               225,000
Jan. 1, 2011                                          200,000               230,000
Jan. 1, 2012                                          200,000               235,000
Jan. 1, 2013                                          200,000               230,000
Jan. 1, 2014                                          200,000               235,000

           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:
      RPA before the partial withdrawal =                                     RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal            $10,000 X $100,000 = $8,333
                                                                              ------------------
      minus the RPA adjusted partial withdrawals for all previous                  $120,000
      partial withdrawals = $100,000 - 0 = $100,000

For  the second partial withdrawal on Jan. 1, 2012:
      RPA before the partial withdrawal =                                     RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal            $10,000 X $191,667 = $8,156
                                                                              ------------------
      minus the RPA adjusted partial withdrawals for all previous                  $235,000
      partial withdrawals = $200,000 - $8,333 = $191,667

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
      EPA before the partial withdrawal =                                     EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal            $10,000 X $100,000 X $100,000 = $8,156
                                                                              ------------------   --------
      AND the five-year exclusion period minus the EPA adjusted                     $120,000       $100,000
      partial withdrawals for all previous partial
      withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
      EPA before the partial withdrawal =                                     EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal            $10,000 X $91,844 X  $91,844 = $1,873
                                                                              -----------------   --------
      AND the five-year exclusion period minus the EPA                              $235,000      $191,667
      adjusted partial withdrawals for all previous partial
      withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,156 + $1,873 = $10,029



           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Calculating Annuity Payouts                                                 p. 3
Rating Agencies                                                             p. 4
Principal Underwriter                                                       p. 4
Independent Registered Public Accounting Firm                               p. 4
Condensed Financial Information (Unaudited)                                 p. 5
Financial Statements


           AMERICAN EXPRESS INNOVATIONS VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437



45273 H (4/05)

Prospectus

April 29, 2005


AMERICAN EXPRESS


INNOVATIONS(R) SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:    AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE
              LIFE)
              829 AXP Financial Center
              Minneapolis, MN 55474
              Telephone: (800) 333-3437
              (Administrative Office)
              AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE
              MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)
Liberty Variable Investment Trust, Class B
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Please read the prospectuses carefully and keep them for future reference.

Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
1   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS.....................................................................3

THE CONTRACT IN BRIEF.........................................................5

EXPENSE SUMMARY...............................................................7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)..................................13

FINANCIAL STATEMENTS.........................................................22

THE VARIABLE ACCOUNT AND THE FUNDS...........................................23

GUARANTEE PERIOD ACCOUNTS (GPAS).............................................32

THE ONE-YEAR FIXED ACCOUNT...................................................33

BUYING YOUR CONTRACT.........................................................34

CHARGES......................................................................36

VALUING YOUR INVESTMENT......................................................41

MAKING THE MOST OF YOUR CONTRACT.............................................42

WITHDRAWALS..................................................................47

TSA -- SPECIAL WITHDRAWAL PROVISIONS.........................................48

CHANGING OWNERSHIP...........................................................48

BENEFITS IN CASE OF DEATH....................................................49

OPTIONAL BENEFITS ...........................................................51

THE ANNUITY PAYOUT PERIOD....................................................64

TAXES........................................................................66

VOTING RIGHTS................................................................69

SUBSTITUTION OF INVESTMENTS..................................................69

ABOUT THE SERVICE PROVIDERS..................................................70

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE........................72

ADDITIONAL INFORMATION.......................................................79

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................79

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION.............80

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)........................101

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE.................103

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES...................................104

APPENDIX D: EXAMPLE -- DEATH BENEFITS.......................................107

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER.............110

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER...............112

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS....................114

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER............119

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER.......121

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................123

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


--------------------------------------------------------------------------------
2   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

--------------------------------------------------------------------------------
3   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
4   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your registered representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 23)

o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 32)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 33)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 34)


MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for Systematic Investment Plans (SIPs)

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


--------------------------------------------------------------------------------
5   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

For contracts issued in Alabama and Oregon, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.


For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 44)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 47)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 48)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 49)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 51)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 64)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 66)


LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

--------------------------------------------------------------------------------
6   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                         SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                           1                                   8%
                 2                            8                            2                                   7
                 3                            7                            3                                   6
                 4                            7                            4                                   4
                 5                            6                            5                                   2
                 6                            5                            Thereafter                          0
                 7                            3
                 Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                          AND YOUR AIR IS 3.5%, THEN         AND YOUR AIR IS 5.0%, THEN
                                                            YOUR DISCOUNT RATE PERCENT (%) IS: YOUR DISCOUNT RATE PERCENT (%) IS:

QUALIFIED
Seven-year withdrawal charge schedule                                      6.00%                            7.50%
Five-year withdrawal charge schedule                                       6.15%                            7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                                      6.20%                            6.35%
Five-year withdrawal charge schedule                                       7.70%                            7.85%

--------------------------------------------------------------------------------
7   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)


YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.00%                     0.15%                      1.15%
MAV Death Benefit                                              1.20                      0.15                       1.35
5% Accumulation Death Benefit                                  1.35                      0.15                       1.50
Enhanced Death Benefit                                         1.40                      0.15                       1.55

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.15                      0.15                       1.30
MAV Death Benefit                                              1.35                      0.15                       1.50
5% Accumulation Death Benefit                                  1.50                      0.15                       1.65
Enhanced Death Benefit                                         1.55                      0.15                       1.70


FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE


QUALIFIED ANNUITIES
ROP Death Benefit                                              1.20%                     0.15%                      1.35%
MAV Death Benefit                                              1.40                      0.15                       1.55
5% Accumulation Death Benefit                                  1.55                      0.15                       1.70
Enhanced Death Benefit                                         1.60                      0.15                       1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.35                      0.15                       1.50
MAV Death Benefit                                              1.55                      0.15                       1.70
5% Accumulation Death Benefit                                  1.70                      0.15                       1.85
Enhanced Death Benefit                                         1.75                      0.15                       1.90


OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                              $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                                                                        0.25%

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                                                                   0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                               MAXIMUM: 1.75%       CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                                 MAXIMUM: 1.50%       CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                                 MAXIMUM: 1.50%       CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                        MAXIMUM: 1.75%       CURRENT: 0.60%(1)

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE      MAXIMUM: 2.00%       CURRENT: 0.65%(1)

(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income
    Assurer  Benefit(SM)  - Greater of MAV or 5%  Accumulation  Benefit  Base --
    0.75%.


--------------------------------------------------------------------------------
8   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                                       MINIMUM                       MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                          .57%                        2.85%

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                    GROSS TOTAL
                                                                                  MANAGEMENT    12B-1     OTHER       ANNUAL
                                                                                     FEES       FEES     EXPENSES    EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                                      .51%     .13%        .05%         .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                                     .60      .13         .08          .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                            .64      .13         .09          .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                                        .57      .13         .15          .85(1)
AXP(R) Variable Portfolio - Growth Fund                                               .55      .13         .17          .85(1)
AXP(R) Variable Portfolio - High Yield Bond Fund                                      .62      .13         .07          .82(1)
AXP(R) Variable Portfolio - Income Opportunities Fund                                 .64      .13         .78         1.55(2)
AXP(R) Variable Portfolio - Large Cap Equity Fund                                     .65      .13         .07          .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Large Cap Value Fund                                      .63      .13        2.09         2.85(2)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                                    .53      .13         .06          .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                                .81      .13        1.03         1.97(2)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                             .94      .13         .20         1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                                        .29      .13         .15          .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund                       .61      .13         .08          .82(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund                       1.11      .13         .43         1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AXP(R) Variable Portfolio - Threadneedle International Fund                           .75      .13         .10          .98(1)
(previously AXP(R) Variable Portfolio - International Fund)
AIM V.I. Basic Value Fund, Series II Shares                                           .72      .25         .30         1.27(3)
AIM V.I. Capital Development Fund, Series II Shares                                   .75      .25         .35         1.35(3)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                                   .73      .25         .31         1.29(3)
AllianceBernstein VP Growth and Income Portfolio (Class B)                            .55      .25         .05          .85(4)
AllianceBernstein VP International Value Portfolio (Class B)                          .75      .25         .20         1.20(4)
AllianceBernstein VP Total Return Portfolio (Class B)                                 .55      .25         .16          .96(4)
American Century(R) VP Inflation Protection, Class II                                 .49      .25          --          .74(5)
American Century(R) VP International, Class II                                       1.17      .25          --         1.42(5)
American Century(R) VP Ultra, Class II                                                .90      .25          --         1.15(5)
American Century(R) VP Value, Class II                                                .83      .25          --         1.08(5)
Colonial Small Cap Value Fund, Variable Series, Class B                               .80      .25         .17         1.22(6)
Columbia High Yield Fund, Variable Series, Class B                                    .60      .25         .16         1.01(7)
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class             .75      .25         .03         1.03(8),(9)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class        .75      .25         .10         1.10(9)
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class          .75      .25         .04         1.04(9)
Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class  1.00      .25         .24         1.49(8),(9)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                               .57      .25         .11          .93(10)


--------------------------------------------------------------------------------
9   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                          GROSS TOTAL
                                                                        MANAGEMENT    12B-1     OTHER       ANNUAL
                                                                           FEES       FEES     EXPENSES    EXPENSES
Fidelity(R) VIP Growth Portfolio Service Class 2                            .58%     .25%        .10%         .93%(10)
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2             .43      .25         .13          .81(10)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                           .57      .25         .14          .96(10)
Fidelity(R) VIP Overseas Portfolio Service Class 2                          .72      .25         .19         1.16(10)
FTVIPT Franklin Income Securities Fund - Class 2                            .47      .25         .02          .74(11),(12)
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                  .68      .25         .03          .96(11),(12),(13)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2              .48      .25         .29         1.02(12),(13)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
FTVIPT Mutual Shares Securities Fund - Class 2                              .60      .25         .15         1.00(12)
FTVIPT Templeton Global Income Securities Fund - Class 2                    .62      .25         .16         1.03(11)
FTVIPT Templeton Growth Securities Fund - Class 2                           .79      .25         .07         1.11(11),(12)
Goldman Sachs VIT Mid Cap Value Fund                                        .80       --         .08          .88(14)
MFS(R) Investors Growth Stock Series - Service Class                        .75      .25         .11         1.11(15),(16)
MFS(R) New Discovery Series - Service Class                                 .90      .25         .11         1.26(15),(16)
MFS(R) Total Return Series - Service Class                                  .75      .25         .08         1.08(15),(16)
MFS(R) Utilities Series - Service Class                                     .75      .25         .14         1.14(15),(16)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                    .64      .25         .02          .91(9)
Oppenheimer Global Securities Fund/VA, Service Shares                       .63      .25         .03          .91(9)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                   .75      .25         .06         1.06(9)
Oppenheimer Strategic Bond Fund/VA, Service Shares                          .71      .25         .03          .99(9)
Putnam VT Health Sciences Fund - Class IB Shares                            .70      .25         .15         1.10(9)
Putnam VT International Equity Fund - Class IB Shares                       .75      .25         .19         1.19(9)
Putnam VT Small Cap Value Fund - Class IB Shares                            .77      .25         .10         1.12(9)
Putnam VT Vista Fund - Class IB Shares                                      .65      .25         .14         1.04(9)
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares         .57      .25         .04          .86(9)
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares                   .76      .35         .26         1.37(17)
Wanger International Small Cap                                             1.17       --         .19         1.36(18)
Wanger U.S. Smaller Companies                                               .92       --         .08         1.00(19)

  (1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

  (2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

  (3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.22% for AIM V.I. Basic Value Fund, Series II Shares average daily net assets. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

  (4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

  (5) Based on expenses incurred by the Fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

  (6) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B share 12b-1 fee so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.13% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.


--------------------------------------------------------------------------------
10   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  (7) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 0.66%. In addition, the Fund's distributor has voluntarily agreed to waive 0.19% of the 12b-1 fees. If this waiver were reflected in the table, the 12b-1 fees for Class B shares would be 0.06%. These arrangements may be modified or terminated by the distributor at any time.

  (8) The Dreyfus Corporation has undertaken, until Dec. 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00% for Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class and 1.40% for Dreyfus Variable Investment Fund International Value, Service Share Class.

  (9) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

 (10) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.90% for Fidelity(R) Growth Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

 (11) The Fund administration fee is paid indirectly through the management fee.

 (12) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

 (13) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.02%) and 0.94% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and (0.03%) and 0.99% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

 (14) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the Fund's average daily net assets. The Investment Adviser may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

 (15) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

 (16) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series, 1.07% for Total Return Series and 1.13% for Utilities Series.

 (17) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "12b-1 fees," "Other expenses" and "Gross total annual expenses" for U.S. Real Estate Portfolio Class II were 0.76%, 0.25%, 0.26% and 1.27%. Expense information has been restated to reflect current fees in effect as of Nov. 1, 2004.

 (18) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 1.01%; Other expenses, 0.19%; and Gross total annual expenses, 1.20%.

 (19) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

o  assets of the fund's adviser, subadviser or an affiliate of either;

o  assets of the fund's distributor or an affiliate.


--------------------------------------------------------------------------------
11   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

o compensating, training and educating registered representatives who sell the contracts;

o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

o   advertising,   printing   and  mailing   sales   literature,   printing  and
    distributing prospectuses and reports;

o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

o subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR     3 YEARS      5 YEARS     10 YEARS    1 YEAR    3 YEARS      5 YEARS     10 YEARS
Seven-year withdrawal charge schedule  $1,499.03   $2,799.38    $4,102.82   $7,024.89   $699.03   $2,099.38    $3,502.82   $7,024.89
Five-year withdrawal charge schedule    1,519.53    2,756.53     3,790.79    7,164.50    719.53    2,156.53     3,590.79    7,164.50

QUALIFIED ANNUITY                        1 YEAR     3 YEARS      5 YEARS     10 YEARS    1 YEAR    3 YEARS      5 YEARS     10 YEARS
Seven-year withdrawal charge schedule  $1,483.65   $2,756.37    $4,036.32   $6,918.15   $683.65   $2,056.37    $3,436.32   $6,918.15
Five-year withdrawal charge schedule    1,504.15    2,713.69     3,724.88    7,060.08    704.15    2,113.69     3,524.88    7,060.08

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                           If YOU DO NOT WITHDRAW YOUR CONTRACT
                                               IF YOU WITHDRAW YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                         AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                     1 YEAR     3 YEARS      5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule  $  993.83   $1,299.47    $1,630.33   $2,228.34   $193.83     $599.47    $1,030.33   $2,228.34
Five-year withdrawal charge schedule    1,014.33    1,261.53     1,334.64    2,440.87    214.33      661.53     1,134.64    2,440.87

QUALIFIED ANNUITY                        1 YEAR     3 YEARS      5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
Seven-year withdrawal charge schedule    $978.45   $1,252.76    $1,551.52   $2,066.18   $178.45     $552.76    $  951.52   $2,066.18
Five-year withdrawal charge schedule      998.95    1,215.01     1,256.49    2,281.87    198.95      615.01     1,056.49    2,281.87

 (1) In these examples, the $40 contract administrative charge is estimated as a .021% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

 (2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
12   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                                 2004    2003    2002  2001   2000  1999
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (11/11/1999)
Accumulation unit value at beginning of period                                     $1.07   $1.08   $1.08 $1.05  $1.01 $1.00
Accumulation unit value at end of period                                           $1.07   $1.07   $1.08 $1.08  $1.05 $1.01
Number of accumulation units outstanding at end of period (000 omitted)               64      72     161   284     --    --
*  The 7-day simple and compound yields for AXP(R) Variable Portfolio -
   Cash Management Fund at Dec. 31, 2004 were 0.47% and 0.47%, respectively.
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                                     $1.20   $1.17   $1.12 $1.05  $1.01 $1.00
Accumulation unit value at end of period                                           $1.24   $1.20   $1.17 $1.12  $1.05 $1.01
Number of accumulation units outstanding at end of period (000 omitted)              127      31      32    24     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (11/11/1999)
Accumulation unit value at beginning of period                                     $1.13   $0.81   $1.01 $1.00  $1.02 $1.00
Accumulation unit value at end of period                                           $1.32   $1.13   $0.81 $1.01  $1.00 $1.02
Number of accumulation units outstanding at end of period (000 omitted)               25      25      25    26     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.07      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              145      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.07      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                                     $1.10   $0.89   $0.96 $0.92  $1.03 $1.00
Accumulation unit value at end of period                                           $1.21   $1.10   $0.89 $0.96  $0.92 $1.03
Number of accumulation units outstanding at end of period (000 omitted)              157      81      96    40     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.09      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)           15,000      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.06      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)            1,827      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.10      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R) (11/11/1999)
Accumulation unit value at beginning of period                                     $0.81   $0.66   $0.85 $1.04  $1.15 $1.00
Accumulation unit value at end of period                                           $0.83   $0.81   $0.66 $0.85  $1.04 $1.15
Number of accumulation units outstanding at end of period (000 omitted)              268     294     339    58      9    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.10      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                 2004    2003    2002  2001   2000  1999
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.15      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              610      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (10/23/2000)
Accumulation unit value at beginning of period                                     $0.79   $0.63   $0.82 $0.94  $1.00    --
Accumulation unit value at end of period                                           $0.86   $0.79   $0.63 $0.82  $0.94    --
Number of accumulation units outstanding at end of period (000 omitted)              355     418     377   162     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.00      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               24      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund (10/23/2000)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                     $1.17   $0.84   $0.90 $0.92  $1.00    --
Accumulation unit value at end of period                                           $1.43   $1.17   $0.84 $0.90  $0.92    --
Number of accumulation units outstanding at end of period (000 omitted)              363      18      27    11     --    --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle International Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.14      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.08      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              610      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.11      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.08      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              187      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.08      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)                4      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.20      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              620      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Total Return Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.07      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.06      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)            1,416      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International, Class II (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.12      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
14   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                 2004    2003    2002  2001   2000  1999
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.07      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              450      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.09      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)                2      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.17      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.05      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              404      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.13      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.03      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              204      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.03      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               14      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.14      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.11      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)            1,194      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.03      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.04      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              560      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.22      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)                1      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.10      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              628      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.13      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              300      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
15   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                 2004    2003    2002  2001   2000  1999
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Rising Dividends Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.10      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)                2      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 (11/11/1999)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
Accumulation unit value at beginning of period                                     $0.97   $0.71   $1.01 $1.21  $1.43 $1.00
Accumulation unit value at end of period                                           $1.07   $0.97   $0.71 $1.01  $1.21 $1.43
Number of accumulation units outstanding at end of period (000 omitted)              481     495     546   261     21    --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities Fund - Class 2 (11/11/1999)
Accumulation unit value at beginning of period                                     $1.32   $1.07   $1.22 $1.16  $1.03 $1.00
Accumulation unit value at end of period                                           $1.47   $1.32   $1.07 $1.22  $1.16 $1.03
Number of accumulation units outstanding at end of period (000 omitted)              587     281     285    63      5    --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.16      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              575      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.13      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               44      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.20      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              505      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.08      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                                     $0.77   $0.59   $0.87 $0.93  $1.00    --
Accumulation unit value at end of period                                           $0.81   $0.77   $0.59 $0.87  $0.93    --
Number of accumulation units outstanding at end of period (000 omitted)               45      43      42    11     --    --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                                     $1.13   $0.98   $1.05 $1.06  $1.00    --
Accumulation unit value at end of period                                           $1.24   $1.13   $0.98 $1.05  $1.06    --
Number of accumulation units outstanding at end of period (000 omitted)              617     696     688   248      2    --
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                                     $0.77   $0.57   $0.75 $1.01  $1.00    --
Accumulation unit value at end of period                                           $0.99   $0.77   $0.57 $0.75  $1.01    --
Number of accumulation units outstanding at end of period (000 omitted)              150     143     140    61     --    --
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.06      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              561      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.16      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               19      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.17      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               16      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.07      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              803      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                 2004    2003    2002  2001   2000  1999
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.03      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB Shares (11/11/1999)
Accumulation unit value at beginning of period                                     $0.93   $0.73   $0.90 $1.15  $1.29 $1.00
Accumulation unit value at end of period                                           $1.07   $0.93   $0.73 $0.90  $1.15 $1.29
Number of accumulation units outstanding at end of period (000 omitted)              127     179     219   173     30    --
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.19      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               --      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB Shares (11/11/1999)
Accumulation unit value at beginning of period                                     $0.73   $0.56   $0.81 $1.23  $1.30 $1.00
Accumulation unit value at end of period                                           $0.86   $0.73   $0.56 $0.81  $1.23 $1.30
Number of accumulation units outstanding at end of period (000 omitted)              220     215     187   104     19    --
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.13      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)            1,714      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.38      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)               69      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.21      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              350      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                     $1.00      --      --    --     --    --
Accumulation unit value at end of period                                           $1.16      --      --    --     --    --
Number of accumulation units outstanding at end of period (000 omitted)              363      --      --    --     --    --
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
17   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                                                              2004
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                           136

*  The 7-day simple and compound yields for AXP(R) Variable Portfolio -
   Cash Management Fund at Dec. 31, 2004 were (0.40%) and (0.40%), respectively.
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                           220
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                            34
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                           697
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                           830
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                             8
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                         9,019
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R) (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                         4,456
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                            48
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                              2004
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                           218
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                         2,159
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle International Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                         3,225
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                            12
---------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                           900
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                            90
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                         3,162
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Total Return Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                         7,249
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                         2,495
---------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                            26
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
19   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                              2004
---------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                         1,912
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                         1,117
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                            72
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                             7
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                         6,485
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                         3,024
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                           194
---------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                         3,210
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                           516
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Rising Dividends Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                            34
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 (4/30/2004)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                           111
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
20   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                              2004
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                           369
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                         2,656
---------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                            25
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                         2,746
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                            22
---------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                            12
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                            53
---------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.24
Number of accumulation units outstanding at end of period (000 omitted)                                             1
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                         3,218
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                            72
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                            31
---------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                         4,674
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                            57
---------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
21   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                              2004
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                            17
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                            --
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                         8,260
---------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                           292
---------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.20
Number of accumulation units outstanding at end of period (000 omitted)                                         1,854
---------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                                                  $1.00
Accumulation unit value at end of period                                                                        $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                         2,030
---------------------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


--------------------------------------------------------------------------------
22   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

   O INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

   O FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

   O FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

   O ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUES: Purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

   O ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


--------------------------------------------------------------------------------
23   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


---------------------------------- -------------------------------------------------------- ---------------------------------
FUND                               INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
---------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio - Cash   Maximum current income consistent with liquidity and     American Express Financial
Management Fund                    stability of principal. Invests primarily in money       Corporation (AEFC)
                                   market instruments, such as marketable debt
                                   obligations issued by corporations or the U.S.
                                   government or its agencies, bank certificates of
                                   deposit, bankers' acceptances, letters of credit, and
                                   commercial paper, including asset-backed commercial
                                   paper.
---------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -        High level of current income while attempting to         AEFC
Diversified Bond Fund              conserve the value of the investment and continuing a
                                   high level of income for the longest period of time.
                                   Under normal market conditions, the Fund invests at
                                   least 80% of its net assets in bonds and other debt
                                   securities. At least 50% of the Fund's net assets will
                                   be invested in securities like those included in the
                                   Lehman Brothers Aggregate Bond Index, which are
                                   investment grade and denominated in U.S. dollars. The
                                   Index includes securities issued by the U.S.
                                   government, corporate bonds, and mortgage- and
                                   asset-backed securities. Although the Fund emphasizes
                                   high- and medium-quality debt securities, it will
                                   assume some credit risk to achieve higher yield and/or
                                   capital appreciation by buying lower-quality bonds.
---------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -        High level of current income and, as a secondary goal,   AEFC
Diversified Equity  Income Fund    steady growth of capital. Under normal market
                                   conditions, the Fund invests at least 80% of its net
                                   assets in dividend-paying common and preferred stocks.
---------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -        Growth of capital. Under normal market conditions, the   AEFC
Equity Select Fund                 Fund invests at least 80% of its net assets in equity
                                   securities of medium-sized companies.
---------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -        Long-term capital growth. Invests primarily in common    AEFC
Growth Fund                        stocks that appear to offer growth opportunities.
---------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio - High   High current income, with capital growth as a            AEFC
Yield Bond Fund                    secondary objective. Under normal market conditions,
                                   the Fund invests at least 80% of its net assets in
                                   high-yielding,  high-risk corporate bonds (junk bonds)
                                   issued by U.S. and foreign companies and governments.
---------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -        High total return through current income and capital     AEFC
Income Opportunities Fund          appreciation. Under normal market conditions, invests
                                   primarily in income-producing debt securities with an
                                   emphasis on the higher rated segment of the high-yield
                                   (junk bond) market.
---------------------------------- -------------------------------------------------------- ---------------------------------


--------------------------------------------------------------------------------
24   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------- -------------------------------------------------------- ---------------------------------
FUND                              INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -       Capital appreciation. Under normal market conditions,    AEFC
Large Cap Equity Fund             the Fund invests at least 80% of its net assets in
                                  equity securities of companies with market
(previously AXP(R) Variable       capitalization greater than $5 billion at the time of
Portfolio - Capital Resource      purchase.
Fund)
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -       Long-term growth of capital. Under normal market         AEFC
Large Cap Value Fund              conditions, the fund invests at least 80% of its net
                                  assets in equity securities of companies with a market
                                  capitalization greater than $5 billion at the time of
                                  purchase.
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio - NEW   Long-term growth of capital. Invests primarily in        AEFC
DIMENSIONS FUND(R)                common stocks showing potential for significant growth.
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -       Long-term growth of capital. Invests primarily in        AEFC, adviser;  GAMCO
Partners Select Value Fund        common stocks, preferred stocks and securities           Investors, Inc., subadvisor.
                                  convertible into common stocks that are listed on a
                                  nationally recognized securities exchange or traded on
                                  the NASDAQ National Market System of the National
                                  Association of Securities Dealers. The Fund invests in
                                  mid-cap companies as well as companies with larger and
                                  smaller market capitalizations.
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -       Long-term capital appreciation. Invests primarily in     AEFC, adviser; Goldman Sachs
Partners Small Cap  Value Fund    equity securities. Under normal market conditions, at    Asset Management, L.P., Royce &
                                  least 80% of the Fund's net assets will be invested in   Associates, LLC, Donald Smith &
                                  companies with market capitalization of less than $2     Co., Inc., Franklin Portfolio
                                  billion or that fall within the range of the Russell     Associates LLC and Barrow,
                                  2000(R) Value Index.                                     Hanley, Mewhinney & Strauss,
                                                                                           Inc., subadvisers.
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio - S&P   Long-term capital appreciation. Invests primarily in     AEFC
500 Index Fund                    securities of large-capitalization stocks of U.S.
                                  companies that are expected to provide investment
                                  results that correspond to the performance of the S&P
                                  500(R) Index.
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -       A high level of current income and safety of principal   AEFC
Short Duration  U.S. Government   consistent with an investment in U.S. government and
Fund                              government agency securities. Under normal market
                                  conditions, at least 80% of the Fund's net assets are
                                  invested in securities issued or guaranteed as to
                                  principal and interest by the U.S. government, its
                                  agencies or instrumentalities.
--------------------------------- -------------------------------------------------------- ---------------------------------


--------------------------------------------------------------------------------
25   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------- -------------------------------------------------------- ---------------------------------
FUND                              INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -       Long-term capital growth. Under normal market            AEFC, adviser; Threadneedle
Threadneedle Emerging Markets     conditions, the Fund invests at least 80% of its net     International Limited, an
Fund                              assets in equity securities of emerging market           indirect wholly-owned
                                  companies.                                               subsidiary of AEFC, subadviser.
(previously AXP(R) Variable
Portfolio - Emerging Markets
Fund)
--------------------------------- -------------------------------------------------------- ---------------------------------
AXP(R) Variable Portfolio -       Capital appreciation. Invests primarily in equity        AEFC, adviser; Threadneedle
Threadneedle International Fund   securities of foreign issuers that offer strong growth   International Limited, an
                                  potential.                                               indirect wholly-owned
                                                                                           subsidiary of AEFC, subadviser.
(previously AXP(R) Variable
Portfolio - International Fund)
--------------------------------- -------------------------------------------------------- ---------------------------------
AIM V.I. Basic Value Fund,        Long-term growth of capital. Invests normally at least   A I M Advisors, Inc.
Series II Shares                  65% of its total assets in equity securities of U.S.
                                  issuers that have market capitalizations of greater
                                  than $500 million and are believed to be undervalued
                                  in relation to long-term earning power or other
                                  factors. The fund may invest up to 25% of its total
                                  assets in foreign securities.
--------------------------------- -------------------------------------------------------- ---------------------------------
AIM V.I. Capital Development      Long-term growth of capital. Invests primarily in        A I M Advisors, Inc.
Fund,  Series II Shares           securities (including common stocks, convertible
                                  securities and bonds) of small- and medium-sized
                                  companies. The fund may invest up to 25% of its total
                                  assets in foreign securities.
--------------------------------- -------------------------------------------------------- ---------------------------------
AIM V.I. Mid Cap Core Equity      Long-term growth of capital. Invests normally at least   A I M Advisors, Inc.
Fund,  Series II Shares            80% of its net assets, plus the amount of any
                                  borrowings for investment purposes, in equity
                                  securities, including convertible securities, of
                                  medium sized companies. The fund may invest up to 20%
                                  of its net assets in equity securities of companies in
                                  other market capitalization ranges or in investment
                                  grade debt securities. The fund may also invest up to
                                  25% of its total assets in foreign securities.
--------------------------------- -------------------------------------------------------- ---------------------------------
AllianceBernstein VP Growth and   Reasonable current income and reasonable appreciation.   Alliance Capital Management L.P.
Income Portfolio (Class B)        Invests primarily in dividend-paying common stocks of
                                  good quality.
--------------------------------- -------------------------------------------------------- ---------------------------------
AllianceBernstein VP              Long-term growth of capital. Invests primarily in a      Alliance Capital Management L.P.
International Value Portfolio     diversified portfolio of foreign equity securities.
(Class B)
--------------------------------- -------------------------------------------------------- ---------------------------------
AllianceBernstein VP Total        Achieve a high return through a combination of current   Alliance Capital Management L.P.
Return Portfolio (Class B)        income and capital appreciation. Invests primarily in
                                  U.S. government and agency obligations, bonds,
                                  fixed-income senior securities (including short- and
                                  long-term debt securities and preferred stocks to the
                                  extent their value is attributable to their
                                  fixed-income characteristics), and common stocks.
--------------------------------- -------------------------------------------------------- ---------------------------------
American Century(R) VP            Capital growth with income as a secondary objective to   American Century Investment
Inflation Protection,  Class II   protect against U.S. inflation.                          Management, Inc.
--------------------------------- -------------------------------------------------------- ---------------------------------


--------------------------------------------------------------------------------
26   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------- -------------------------------------------------------- ---------------------------------
FUND                              INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
--------------------------------- -------------------------------------------------------- ---------------------------------
American Century(R) VP            Capital growth, with income as a secondary objective.    American Century Investment
International, Class II           Invests primarily in stocks of growing foreign           Management, Inc.
                                  companies in developed countries.
--------------------------------- -------------------------------------------------------- ---------------------------------
American Century(R) VP Ultra,     Capital growth, with income as a secondary objective.    American Century Investment
Class II                          Invests primarily in U.S. companies, but there is no     Management, Inc.
                                  limit on the amount of assets the Fund can invest in
                                  foreign companies.
--------------------------------- -------------------------------------------------------- ---------------------------------
American Century(R) VP Value,     Long-term capital growth, with income as a secondary     American Century Investment
Class II                          objective. Invests primarily in stocks of companies      Management, Inc.
                                  that management believes to be undervalued at the time
                                  of purchase.
--------------------------------- -------------------------------------------------------- ---------------------------------
Colonial Small Cap Value Fund,    Long-term growth by investing primarily in smaller       Columbia Management Advisors,
Variable Series, Class B          capitalization (small-cap) equities. Under normal        Inc.
                                  market conditions, the Fund invests at least 80% of
                                  its net assets (plus any borrowings for investment
                                  purposes) in small-cap stocks. When purchasing
                                  securities for the Fund, the advisor generally chooses
                                  securities of companies it believes are undervalued.
                                  The Fund may invest up to 10% of its assets in foreign
                                  securities.
--------------------------------- -------------------------------------------------------- ---------------------------------
Columbia High Yield Fund,         High level of current income with capital appreciation   Columbia Management Advisors,
Variable Series, Class B          as a secondary objective when consistent with the goal   Inc.
                                  of high current income. The Fund normally invests at
                                  least 80% of its net assets (plus any borrowings for
                                  investment purposes) in high yielding corporate debt
                                  securities, such as bonds, debentures and notes that
                                  are rated below investment grade, or unrated
                                  securities which the Fund's investment advisor has
                                  determined to be of comparable quality. No more than
                                  10% of the Fund's total assets will normally be
                                  invested in securities rated CCC or lower by S&P or
                                  Caa or lower  by Moody's.
--------------------------------- -------------------------------------------------------- ---------------------------------
Dreyfus Investment Portfolios     The portfolio seeks investment results that are          The Dreyfus Corporation
Midcap Stock Portfolio, Service   greater than the total return performance of publicly
 Share Class                      traded common stocks of medium-sized domestic
                                  companies in the aggregate, as represented by the
                                  Standard & Poor's Midcap 400 Index. The portfolio
                                  normally invests at least 80% of its assets in stocks
                                  of mid-size companies. The portfolio invests in growth
                                  and value stocks, which are chosen through a
                                  disciplined investment process that combines computer
                                  modeling techniques, fundamental analysis and risk
                                  management. Consistency of returns compared to the S&P
                                  400 is a primary goal of the investment process. The
                                  portfolio's stock investments may include common
                                  stocks, preferred stocks, convertible securities and
                                  depository receipts, including those issued in initial
                                  public offerings or shortly thereafter.
--------------------------------- -------------------------------------------------------- ---------------------------------


--------------------------------------------------------------------------------
27   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------- -------------------------------------------------------- ---------------------------------
FUND                              INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
--------------------------------- -------------------------------------------------------- ---------------------------------
Dreyfus Investment Portfolios     Capital appreciation. The Fund invests, under normal     The Dreyfus Corporation
Technology Growth Portfolio,      circumstances, at least 80% of its assets in the
Service Share Class               stocks of growth companies of any size that Dreyfus
                                  believes to be leading producers or beneficiaries of
                                  technological innovation. Up to 25% of the portfolio's
                                  assets may be invested in foreign securities. The
                                  portfolio's stock investments may include common
                                  stocks, preferred stocks and convertible securities.
--------------------------------- -------------------------------------------------------- ---------------------------------
Dreyfus Variable Investment       The portfolio seeks long-term capital growth             The Dreyfus Corporation - Fayez
Fund Appreciation Portfolio,      consistent with the preservation of capital. Its         Sarofim & Co. is the
Service Share Class               secondary goal is current income. To pursue these        portfolio's  sub-investment
                                  goals,  the portfolio normally invests at least 80% of   advisor.
                                  its assets in common stocks. The portfolio focuses on
                                  "blue chip" companies with total market
                                  capitalizations of more than  $5 billion at the time
                                  of purchase, including multinational companies. These
                                  established companies have demonstrated sustained
                                  patterns of profitability, strong balance sheets, an
                                  expanding global presence and the potential to achieve
                                  predictable, above-average earnings growth.
--------------------------------- -------------------------------------------------------- ---------------------------------
Dreyfus Variable Investment       The portfolio seeks long-term capital growth. To         The Dreyfus Corporation
Fund International Value          pursue this goal, the portfolio normally invests at
Portfolio, Service  Share Class   least 80% of its assets in stocks. The portfolio
                                  ordinarily invests most of its assets in securities of
                                  foreign companies which Dreyfus considers to be value
                                  companies. The portfolio's stock investments may
                                  include common stocks, preferred stocks and
                                  convertible securities, including those purchased in
                                  initial public offerings or shortly thereafter. The
                                  portfolio may invest in companies of any size. The
                                  portfolio may also invest in companies located in
                                  emerging markets.
--------------------------------- -------------------------------------------------------- ---------------------------------
Fidelity(R) VIP Contrafund(R)     Seeks long-term capital appreciation. Normally invests   Fidelity Management & Research
Portfolio Service Class 2         primarily in common stocks. Invests in securities of     Company (FMR), investment
                                  companies whose value it believes is not fully           manager; FMR U.K. and  FMR Far
                                  recognized by the public. Invests in either "growth"     East, sub-investment advisers.
                                  stocks or  "value" stocks or both. The fund invests in
                                  domestic and foreign issuers.
--------------------------------- -------------------------------------------------------- ---------------------------------
Fidelity(R) VIP Growth            Seeks to achieve capital appreciation. Normally          FMR, investment manager;  FMR
Portfolio Service Class 2         invests primarily in common stocks. Invests in           U.K., FMR Far East,
                                  companies that it believes have above-average growth     sub-investment advisers.
                                  potential (stocks of these companies are often called
                                  "growth" stocks). The Fund invests in domestic and
                                  foreign issuers.
--------------------------------- -------------------------------------------------------- ---------------------------------
Fidelity(R) VIP Investment        Seeks as high of a level of current income as is         FMR, investment manager;  FMR
Grade Bond Portfolio Service      consistent with the preservation of capital. Normally    U.K., FMR Far East,
Class 2                           invests at least 80% of assets in investment-grade       sub-investment advisers.
                                  debt securities (those of medium and high quality) of
                                  all types and repurchase agreements for those
                                  securities.
--------------------------------- -------------------------------------------------------- ---------------------------------


--------------------------------------------------------------------------------
28   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------- -------------------------------------------------------- ---------------------------------
FUND                              INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
--------------------------------- -------------------------------------------------------- ---------------------------------
Fidelity(R) VIP Mid Cap           Long-term growth of capital. Normally invests            FMR, investment manager;  FMR
Portfolio Service Class 2         primarily in common stocks. Normally invests at least    U.K., FMR Far East,
                                  80% of assets in securities of companies with medium     sub-investment advisers.
                                  market capitalizations. May invest in companies with
                                  smaller or larger market capitalizations. Invests in
                                  domestic and foreign issuers. The Fund invests in
                                  either "growth" or "value" common stocks or both.
--------------------------------- -------------------------------------------------------- ---------------------------------
Fidelity(R) VIP Overseas          Long-term growth of capital. Normally invests            FMR, investment manager;  FMR
Portfolio Service Class 2         primarily in common stocks of foreign securities.        U.K., FMR Far East,  Fidelity
                                  Normally invests at least 80% of assets in non-U.S.      International Investment
                                  securities.                                              Advisors (FIIA) and FIIA U.K.,
                                                                                           sub-investment advisers.
--------------------------------- -------------------------------------------------------- ---------------------------------
FTVIPT Franklin Income            Maximize income while maintaining prospects for          Franklin Advisers, Inc.
Securities Fund - Class 2         capital appreciation. The Fund normally may invest in
                                  both debt and equity securities, including corporate,
                                  foreign and  U.S. Treasury bonds and stocks.
--------------------------------- -------------------------------------------------------- ---------------------------------
FTVIPT Franklin Rising            Long-term capital appreciation, with preservation of     Franklin Advisers, Inc.
Dividends Securities  Fund -      capital as an important consideration. The Fund
Class 2                           normally invests at least 80% of its net assets in
                                  investments of small capitalization (small cap)
                                  companies that have paid rising dividends.
--------------------------------- -------------------------------------------------------- ---------------------------------
FTVIPT Franklin  Small-Mid Cap    Long-term capital growth. The Fund normally invests at   Franklin Advisers, Inc.
Growth Securities Fund - Class    least 80% of its net assets in investments of small
2                                 capitalization (small cap) and mid capitalization (mid
                                  cap) companies. For this Fund, small-cap companies are
(previously FTVIPT Franklin       those with market capitalization values not exceeding
Small Cap Fund - Class 2)         $1.5 billion or the highest market capitalization
                                  value in the Russell 2000(R) Index, whichever is
                                  greater, at the time of purchase; and mid cap
                                  companies are companies with market capitalization
                                  values not exceeding $8.5 billion at the time of
                                  purchase.
--------------------------------- -------------------------------------------------------- ---------------------------------
FTVIPT Mutual Shares Securities   Capital appreciation, with income as a secondary goal.   Franklin Mutual Advisers, LLC
Fund - Class 2                    The Fund normally invests mainly in U.S. equity
                                  securities and substantially in undervalued stocks,
                                  risk arbitrage securities and distressed companies.
--------------------------------- -------------------------------------------------------- ---------------------------------
FTVIPT Templeton Global Income    High current income, consistent with preservation of     Franklin Advisers, Inc.
Securities Fund - Class 2         capital, with capital appreciation as a secondary
                                  consideration. The Fund normally invests mainly in
                                  debt securities of governments and their political
                                  subdivisions and agencies, supra-national
                                  organizations and companies located anywhere in the
                                  world, including emerging markets.
--------------------------------- -------------------------------------------------------- ---------------------------------
FTVIPT Templeton Growth           Long-term capital growth. The Fund normally invests      Franklin Advisers, Inc.
Securities Fund - Class 2         mainly in equity securities of companies located
                                  anywhere in the world, including those in the U.S. and
                                  in emerging markets.
--------------------------------- -------------------------------------------------------- ---------------------------------


--------------------------------------------------------------------------------
29   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

---------------------------------- -------------------------------------------------------- ---------------------------------
FUND                               INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
---------------------------------- -------------------------------------------------------- ---------------------------------
Goldman Sachs VIT  Mid Cap Value   The Goldman Sachs VIT Mid Cap Value Fund seeks           Goldman Sachs Asset
Fund                               long-term capital appreciation. The Fund invests,        Management, L.P.
                                   under normal circumstances, at least 80% of its net
                                   assets plus any borrowing for investment purposes
                                   (measured at time of purchase) in a diversified
                                   portfolio of equity investments in mid-capitalization
                                   issuers within the range of the market capitalization
                                   of companies constituting the Russell Midcap Value
                                   Index at the time of investments. If the market
                                   capitalization of a company held by the Fund moves
                                   outside this range, the Fund may, but is not required
                                   to sell the securities. The capitalization range of
                                   the Russell Midcap Value Index is currently between
                                   $276 million and  $14.9 billion. Although the Fund
                                   will invest primarily in publicly traded U.S.
                                   securities, it may invest up to 25% of its net assets
                                   in foreign securities of issuers in emerging
                                   countries, and securities quoted in foreign currencies.
---------------------------------- -------------------------------------------------------- ---------------------------------
MFS(R) Investors  Growth Stock     Long-term growth of capital and future income. Invests   MFS Investment Management(R)
Series - Service Class             at least 80% of its net assets in common stocks and
                                   related securities of companies which MFS(R) believes
                                   offer better than average prospects for long-term
                                   growth.
---------------------------------- -------------------------------------------------------- ---------------------------------
MFS(R) New Discovery Series -      Capital appreciation. Invests at least 65% of its net    MFS Investment Management(R)
Service Class                      assets in equity securities of emerging growth
                                   companies.
---------------------------------- -------------------------------------------------------- ---------------------------------
MFS(R) Total Return  Series -      Above-average income consistent with the prudent         MFS Investment Management(R)
Service Class                      employment of capital, with growth of capital and
                                   income as a secondary objective. Invests primarily in
                                   a combination of equity and fixed income securities.
---------------------------------- -------------------------------------------------------- ---------------------------------
MFS(R) Utilities Series -          Capital growth and current income. Invests primarily     MFS Investment Management(R)
Service Class                      in equity and debt securities of domestic and foreign
                                   companies in the utilities industry.
---------------------------------- -------------------------------------------------------- ---------------------------------
Oppenheimer Capital Appreciation   Capital appreciation. Invests in securities of           OppenheimerFunds, Inc.
Fund/VA, Service Shares            well-known, established companies.
---------------------------------- -------------------------------------------------------- ---------------------------------
Oppenheimer Global Securities      Long-term capital appreciation. Invests mainly in        OppenheimerFunds, Inc.
Fund/VA, Service Shares            common stocks of U.S. and foreign issuers that are
                                   "growth-type" companies, cyclical industries and
                                   special situations that are considered to have
                                   appreciation possibilities.
---------------------------------- -------------------------------------------------------- ---------------------------------
Oppenheimer Main Street Small      Seeks capital appreciation. Invests mainly in common     OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares        stocks of small-capitalization U.S. companies that the
                                   fund's investment manager believes have favorable
                                   business trends or prospects.
---------------------------------- -------------------------------------------------------- ---------------------------------
Oppenheimer Strategic Bond         High level of current income principally derived from    OppenheimerFunds, Inc.
Fund/VA,  Service Shares           interest on debt securities. Invests mainly in three
                                   market sectors: debt securities of foreign governments
                                   and companies, U.S. government securities and
                                   lower-rated high yield securities of U.S. and foreign
                                   companies.
---------------------------------- -------------------------------------------------------- ---------------------------------


--------------------------------------------------------------------------------
30   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

--------------------------------- -------------------------------------------------------- ---------------------------------
FUND                              INVESTMENT OBJECTIVE AND POLICIES                        INVESTMENT ADVISER
--------------------------------- -------------------------------------------------------- ---------------------------------
Putnam VT Health Sciences Fund    Capital appreciation. The fund pursues its goal by       Putnam Investment Management, LLC
-  Class IB Shares                investing mainly in common stocks of companies in the
                                  health sciences industries, with a focus on growth
                                  stocks. Under normal circumstances, the fund invests
                                  at least 80% of its net assets in securities of (a)
                                  companies that derive at least 50% of their assets,
                                  revenues or profits from the pharmaceutical, health
                                  care services, applied research and development and
                                  medical equipment and supplies industries, or (b)
                                  companies Putnam Management thinks have the potential
                                  for growth as a result of their particular products,
                                  technology, patents or other market advantages in the
                                  health sciences industries.
--------------------------------- -------------------------------------------------------- ------------------------------------
Putnam VT International Equity    Capital appreciation. The fund pursues its goal by       Putnam Investment Management, LLC
Fund -  Class IB Shares           investing mainly in common stocks of companies outside
                                  the United States that Putnam Management believes
                                  have favorable investment potential. Under normal
                                  circumstances, the fund invests at least 80% of its
                                  net assets in equity investments.
--------------------------------- -------------------------------------------------------- ------------------------------------
Putnam VT Small Cap Value Fund    Capital appreciation. The fund pursues its goal by       Putnam Investment Management, LLC
-  Class IB Shares                investing mainly in common stocks of U.S. companies,
                                  with a focus on value stocks. Under normal
                                  circumstances, the fund invests at least 80% of its
                                  net assets in small companies of a size similar to
                                  those in the Russell 2000 Value Index.
--------------------------------- -------------------------------------------------------- ------------------------------------
Putnam VT Vista Fund - Class IB   Capital appreciation. The fund pursues its goal by       Putnam Investment Management, LLC
Shares                            investing mainly in common stocks of U.S. companies,
                                  with a focus on growth stocks.
--------------------------------- -------------------------------------------------------- ------------------------------------
Van Kampen Life Investment        Capital growth and income through investments in         Van Kampen Asset Management
Trust Comstock Portfolio  Class   equity securities, including common stocks, preferred
II Shares                         stocks and securities convertible into common and
                                  preferred stocks.
--------------------------------- -------------------------------------------------------- ------------------------------------
Van Kampen UIF  U.S. Real         Above average current income and long-term capital       Morgan Stanley Investment
Estate Portfolio Class II Shares  appreciation. Invests primarily in equity securities     Management Inc., doing business as
                                  of companies in the U.S. real estate industry,           Van Kampen.
                                  including  real estate investment trusts.
--------------------------------- -------------------------------------------------------- ------------------------------------
Wanger International Small Cap    Long-term growth of capital. Invests primarily in        Columbia Wanger Asset  Management,
                                  stocks  of companies based outside the U.S. with         L.P.
                                  market capitalizations of less than $3 billion at time
                                  of initial purchase.
--------------------------------- -------------------------------------------------------- ------------------------------------
Wanger U.S. Smaller Companies     Long-term growth of capital. Invests primarily in        Columbia Wanger Asset  Management,
                                  stocks of small- and medium-size U.S. companies with     L.P.
                                  market capitalizations of less than $5 billion at time
                                  of initial purchase.
--------------------------------- -------------------------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
31   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o  Securities   issued   by   the   U.S.   government   or   its   agencies   or
   instrumentalities, which issues may or may not be guaranteed by the U.S. government;


o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;


o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


--------------------------------------------------------------------------------
32   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

o automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator asset allocation model;

o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

o  amounts withdrawn for fees and charges; and

o  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

             IF YOUR GPA RATE IS:                              THE MVA IS:
           Less than the new GPA rate + 0.10%                    Negative
           Equal to the new GPA rate + 0.10%                     Zero
           Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program is in effect, you may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

--------------------------------------------------------------------------------
33   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest;

o  how you want to make purchase payments;

o  the length of the withdrawal charge schedule (5 or 7 years);

o  a beneficiary;

o  the optional Portfolio Navigator asset allocation program(1); and

o  one of the following Death Benefits:


   -  ROP Death Benefit;

   -  MAV Death Benefit(2);

   -  5% Accumulation Death Benefit(2); or

   -  Enhanced Death Benefit(2).


In addition, you may also select (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


o  Accumulation Protector Benefit(SM) rider

o  Guarantor(SM) Withdrawal Benefit rider(3)

o  Income Assurer Benefit(SM) - MAV rider(4)

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(4)


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


o  Benefit Protector(SM) Death Benefit rider(5)

o  Benefit Protector(SM) Plus Death Benefit rider(5)


(1) There is no additional charge for this feature.

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if you and the annuitant are age 79 or younger at contract issue.

(4) Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

--------------------------------------------------------------------------------
34   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o  no earlier than the 30th day after the contract's effective date; and

o  no  later  than  the   annuitant's   85th  birthday  or  the  tenth  contract
   anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS


For contracts issued in Alabama and Oregon, purchase payments are limited and may not be made after the first contract anniversary.


For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for SIPs

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


--------------------------------------------------------------------------------
35   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your registered representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

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36   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                                             QUALIFIED ANNUITIES   NONQUALIFIED ANNUITIES
ROP Death Benefit                                                                        1.00%                 1.15%
MAV Death Benefit                                                                        1.20                  1.35
5% Accumulation Death Benefit                                                            1.35                  1.50
Enhanced Death Benefit                                                                   1.40                  1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                                        1.20%                 1.35%
MAV Death Benefit                                                                        1.40                  1.55
5% Accumulation Death Benefit                                                            1.55                  1.70
Enhanced Death Benefit                                                                   1.60                  1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:


(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

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37   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.


Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the Elective Step Up.


The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:


                                                                                       Maximum                   Current
Income Assurer Benefit(SM) - MAV                                                         1.50%                   0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                                1.75                    0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base              2.00                    0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

--------------------------------------------------------------------------------
38   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Currently the Income Assurer Benefit(SM) charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o  10% of the contract value on the prior contract anniversary*; and

o  current contract earnings.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o  10% of the contract value on the prior contract anniversary*;

o  current contract earnings; and

o  the Remaining Benefit Payment.

* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.


A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:


1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

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39   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.


We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;

o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)

o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period;* and

o  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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40   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o  plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;

o  minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:


   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  any purchase payment credits allocated to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges;

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41   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:


o  the contract administrative charge; and


o  the fee for any of the following optional benefits you have selected:


   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


Accumulation unit values will fluctuate due to:


o  changes in fund net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and


o mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS
                                                                                                         NUMBER
                                                             AMOUNT          ACCUMULATION               OF UNITS
                                            MONTH           INVESTED          UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month ...                    Jan              $ 100              $ 20                    5.00

                                             Feb                100                18                    5.56

you automatically buy more                   Mar                100                17                    5.88
units when the per unit market
price is low ...                   ---->     Apr                100                15                    6.67

                                             May                100                16                    6.25

                                             Jun                100                18                    5.56

                                             Jul                100                17                    5.88

                                             Aug                100                19                    5.26
and fewer units when the per
unit market price is high.         ---->     Sept               100                21                    4.76

                                             Oct                100                20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).

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42   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


We currently offer an asset allocation program called Portfolio Navigator. You may elect to participate in the asset allocation program, and there is no additional charge. If you purchase an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include, if available, certain GPAs and/or the one-year fixed account that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly beginning 3 months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.

Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:

o no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a new asset allocation model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.

We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

o automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

o reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.


We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


--------------------------------------------------------------------------------
43   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH CERTAIN OPTIONAL BENEFITS


If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. The rider automatically ends at the end of the waiting period. You may discontinue the use of an asset allocation program at that time. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IS IN EFFECT.


o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.

TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.


Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.


Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


--------------------------------------------------------------------------------
44   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:


We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:


o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

--------------------------------------------------------------------------------
45   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:          $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:          Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


--------------------------------------------------------------------------------
46   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o  You  may  not  make  additional   purchase   payments  if  automated  partial
   withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


--------------------------------------------------------------------------------
47   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
48   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o  ROP Death Benefit;

o  MAV Death Benefit;

o  5% Accumulation Death Benefit; or

o  Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")


Under each option, we will pay the death benefit, less any purchase payment credits added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


Here are some terms that are used to describe the death benefits:

   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =                PW X DB
                                                                                        -------------------
                                                                                                CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      DB = the death benefit on the date of (but prior to) the partial withdrawal.

      CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o  the amounts allocated to the subaccounts at issue increased by 5%;

o  plus any subsequent amounts allocated to the subaccounts;

o  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

      5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OF PARTIAL WITHDRAWALS  =            PWT X VAF
                                                                                 -----------------------
                                                                                           SV


      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.


      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

--------------------------------------------------------------------------------
49   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:


1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


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50   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death; and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.


o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

-------------------------------------------------------------- -----------------------------------------------------------
ON THE BENEFIT DATE, IF:                                       THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER
                                                               BENEFIT IS:
-------------------------------------------------------------- -----------------------------------------------------------
The Minimum Contract Accumulation Value (defined below) as     The contract value is increased on the benefit date to
determined under the Accumulation Protector Benefit(SM)        equal the Minimum Contract Accumulation Value as
rider is greater than your contract value,                     determined under the Accumulation Protector Benefit(SM)
                                                               rider on the benefit date.
-------------------------------------------------------------- -----------------------------------------------------------
The contract value is equal to or greater than the  Minimum    Zero; in this case, the Accumulation Protector
Contract Accumulation Value as determined  under the           Benefit(SM) rider  ends without value and no benefit is
Accumulation Protector Benefit(SM) rider,                      payable.
-------------------------------------------------------------- -----------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


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51   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. This feature of the Accumulation Protector Benefit(SM) may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:


o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");


o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your registered representative whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.


We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.


Your initial MCAV is equal to your initial purchase payment and purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

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52   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or


2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).


ELECTIVE STEP UP OPTION


Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.


The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

   The rider will terminate before the benefit date without paying a benefit on the date:

   o  you take a full withdrawal; or

   o  annuitization begins; or

   o  the contract terminates as a result of the death benefit being paid.

   The rider will terminate on the benefit date.


For an example, see Appendix E.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year). As long as your withdrawals in each contract year do not exceed the GBP, you will not be assessed a withdrawal charge.


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53   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If you withdraw an amount greater than the GBP in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the GBP and,

o  the Guaranteed Benefit Amount will be adjusted as described below; and

o  the Remaining Benefit Amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Withdrawal Charges"). Market value adjustments, if applicable, will also be made (see "Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

An annual Elective Step Up option is available for 30 days after the contract anniversary. This option allows you to step up the Remaining Benefit Amount and Guaranteed Benefit Amount to:


o the contract value on the valuation date we receive your written request to step up (Rider A)(1); or

o  the contract value on the contract anniversary date (Rider B)(1).

The annual Elective Step Up is subject to the following rules:

o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and

o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election, the special spousal continuation step up election (described below) or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").


If you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit rider to your contract. This benefit may not be available in your state. You must elect the Guarantor(SM) Withdrawal Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.


You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");


o withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take a minimum distribution that is greater than your GBP in any contract year. If you withdraw more than the GBP in any contract year to satisfy an RMD, this will constitute an excess withdrawal, as defined above, and the excess withdrawal procedures described below will apply to the Guaranteed Benefit Amount and the Remaining Benefit Amount. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


o  we reserve the right to limit the cumulative amount of purchase payments.


(1) We currently offer two versions of this benefit, Rider A and Rider B. Before April 29, 2005 we only offered Rider B. We began offering Rider A, in states where it is approved, and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005, the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchase a contract on or after April 29, 2005 with this benefit, the version we offer you depends on which state you live in. Ask your registered representative which version of the rider, if any, is available in your state. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.


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54   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT

The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o at contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   GBA EXCESS WITHDRAWAL PROCEDURE

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be reset in the following manner:


   1. If the contract value before the excess withdrawal is less than or equal to the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset equal to that payment's Remaining Benefit Amount after the withdrawal.


   2. If the contract value before the excess withdrawal is greater than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset to that payment's Remaining Benefit Amount after the withdrawal plus (a) times (b) divided by (c), where:


        (a) is the total GBA after the withdrawal less the total Remaining Benefit Amount after the withdrawal;


        (b) is the ratio of that payment's GBA before the withdrawal to that payment's Remaining Benefit Amount before the withdrawal minus one, and

        (c) is the sum of the values as determined in (b) for each individual payment before the withdrawal.

o  at step up -- (see "Elective Step Up" below).

REMAINING BENEFIT AMOUNT

The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o at contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.

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55   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   RBA EXCESS WITHDRAWAL PROCEDURE

   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

   The withdrawal amount up to the Remaining Benefit Payment (defined below) is taken out of each RBA bucket in proportion to its Remaining Benefit Payment at the time of the withdrawal; and the withdrawal amount above the Remaining Benefit Payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

o  at step up -- (see "Elective Step Up" below).

GUARANTEED BENEFIT PAYMENT

The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.


The Total Free Amount (TFA) you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Withdrawal Charge") may be greater than the GBP. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP available for you to withdraw under the terms of the rider is subject to the GBA and RBA excess withdrawal procedures described above.


REMAINING BENEFIT PAYMENT

At the beginning of each contract year, the Remaining Benefit Payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA. Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. NOTE THAT SPECIAL RULES, DESCRIBED ABOVE, MAY LIMIT ELECTIVE STEP UPS IN THE FIRST 3 CONTRACT YEARS.


Depending on whether you have Rider A or Rider B, the elective step up will be determined as follows:


RIDER A

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA.

The effective date of the step up is the valuation date we receive your written request to step up.

The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

The GBA will be increased to an amount equal to the greater of the GBA immediately prior to the step up or the contract value on the valuation date we receive your written request to step up.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up less any withdrawals made during that contract year.

RIDER B

You may only step up if your contract anniversary value is greater than the RBA.

The effective date of the step up is the contract anniversary.

The RBA will be increased to an amount equal to the contract anniversary value.

The GBA will be increased to an amount equal to the greater of the GBA immediately before the step up or the contract anniversary value.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up.

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56   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures described above.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP


If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the annual elective step up.


RIDER A

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.


If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.


RIDER B


A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.


Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.


The special spousal continuation step up is not available to non-spouse beneficiaries that continue the contract.


GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Internal Revenue Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o  you will be paid according to the annuity payout option described above;

o  we will no longer accept additional purchase payments;

o  you will no longer be charged for the rider;

o  any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix F.


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57   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o  Income Assurer Benefit(SM) - MAV;

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;


o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");


o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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58   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:


GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.


EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:


(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal, and


(b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment Options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o  the annuitant on the retirement date must be between 50 to 86 years old; and

o you can only take an annuity payment in one of the following annuity payment plans:

   1) Plan A -- Life Annuity - No Refund;

   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
                or

   5) Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.

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59   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

    P SUB(t-1) (1 + i)
    -----------------   =  P SUB(t)
          1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:


INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the maximum anniversary value.


MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments; or


2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

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60   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:


o the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus


o an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments (described above); or


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.


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61   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:


1. contract value less the market value adjusted excluded payments (described above);


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;


3. the MAV, less market value adjusted excluded payments (described above); or


4. the 5% Variable Account Floor, less 5% Adjusted Excluded Payments (described above).

For an example of how each Income Assurer Benefit is calculated, see Appendix G.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM)

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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62   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.

For an example, see Appendix H.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                     PERCENTAGE IF YOU AND THE ANNUITANT ARE            PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR        UNDER AGE 70 ON THE RIDER EFFECTIVE DATE           70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                       0%                                                     0%
Three and Four                   10%                                                  3.75%
Five or more                     20%                                                   7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o  the applicable death benefit, plus

                     IF YOU AND THE ANNUITANT ARE UNDER                 IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                  Zero                                               Zero
Two                  40% x earnings at death (see above)                15% x earnings at death
Three and Four       40% x (earnings at death + 25% of initial          15% x (earnings at death + 25% of initial purchase payment*)
                     purchase payment*)
Five or more         40% x (earnings at death + 50% of initial          15% x (earnings at death + 50% of initial purchase payment*)
                     purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix I.

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63   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM).


o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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o  PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.


o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


o GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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65   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.


You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


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PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


o because of your death or in the event of non-natural ownership, the death of the annuitant;


o  because you become disabled (as defined in the Code);


o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o  if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

State withholding also may be imposed on taxable distributions.

WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

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67   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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Payments made to a surviving spouse instead of being directly rolled over to an
IRA also may be subject to mandatory 20% income tax withholding.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

o  to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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68   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;


o  transfer assets to and from the subaccounts or the variable account; and


o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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69   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.


SALES OF THE CONTRACT


o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.


o We and AEFA have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its registered representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.5% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.


o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o We may utilize other or additional compensation plans with certain selling firms, including compensation plans that pay the selling firm additional compensation when it achieves volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the selling firm.

o We may pay commissions or other forms of compensation to broker-dealers to provide sales related services including but not limited to product training and sales support.

o In addition to commissions, we may, as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation.

SOURCES OF PAYMENTS TO SELLING FIRMS


o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

   o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure"); and,

   o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds -- Fund Selection and Allocation of Purchase Payments and Contract Values"); and,

   o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including withdrawal charges; and,

   o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their registered representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its registered representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO REGISTERED REPRESENTATIVES

o The selling firm pays its registered representatives. The selling firm decides the compensation and benefits it will pay its registered representatives.

o To inform yourself of any potential conflicts of interest, ask the registered representative before you buy, how the selling firm and its registered representative are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474 Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------
71   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA(1)

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.

YEARS ENDED DEC. 31, (THOUSANDS)                                2004        2003(1)     2002(1)      2001(1)        2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  376,487   $  372,194  $   292,067  $  271,718    $  299,759
Net gain (loss) on investments                                   5,193       25,105            3     (89,920)          469
Other                                                           36,012       21,277       18,957      14,806         7,553
TOTAL REVENUES                                              $  417,692   $  418,576  $   311,027  $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE              $   43,200   $   56,704  $  (52,177)  $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE $   25,192   $   37,629  $  (33,690)  $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT  $   (3,562)  $      --   $      --    $       --    $       --
NET INCOME (LOSS)                                           $   21,630   $   37,629  $  (33,690)  $  (41,728)   $   24,365
TOTAL ASSETS                                                $9,149,189   $8,735,643  $8,026,730   $5,275,681    $4,652,221
----------------------------------------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.


--------------------------------------------------------------------------------
72   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.


--------------------------------------------------------------------------------
73   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.


--------------------------------------------------------------------------------
74   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.


--------------------------------------------------------------------------------
75   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.


--------------------------------------------------------------------------------
76   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.

                                                                                Payments due by year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(Millions)                                                  Total          2005       2006-2007        2008-2009  and thereafter
-----------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------

 (1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

Risk Management

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.


--------------------------------------------------------------------------------
77   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


--------------------------------------------------------------------------------
78   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(R) Select Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
79   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

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3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

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4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

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5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

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11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

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12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

                                   APPENDICES


THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


THE EXAMPLES OF DEATH BENEFITS AND OPTIONAL RIDERS IN APPENDICES D THROUGH I INCLUDE A PARTIAL WITHDRAWAL TO ILLUSTRATE THE EFFECT OF A PARTIAL WITHDRAWAL ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER THE RIDER IS PART OF A QUALIFIED CONTRACT. QUALIFIED CONTRACTS ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES WHICH MAY REQUIRE YOU TO TAKE PARTIAL WITHDRAWALS FROM THE CONTRACT (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS"). IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS AND/OR OPTIONAL RIDERS TO A QUALIFIED CONTRACT, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


--------------------------------------------------------------------------------
100   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT x [(          1 + i          )(to n/12) - 1] = MVA
                                 ---------------------
                                     1 + j + .001
     Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

            j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

            n = number of months remaining in the current Guarantee Period
                (rounded up).

--------------------------------------------------------------------------------
101   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
102   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:

o You purchase the contract with a payment of $50,000 on Jan. 1, 2005 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

o on Jan. 1, 2006 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2007 (the second contract anniversary) your total contract value is $53,270.

WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE
GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,500                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
INCOME BENEFIT BASE IS THE GREATEST

of the following values:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:

INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.30% X $55,545 = $166.64

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.60% X $55,676 = $334.06

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.65% X $55,676 = $361.89

--------------------------------------------------------------------------------
103   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

   PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.


--------------------------------------------------------------------------------
104   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:

o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and

o  the contract anniversary date is Jan. 1 each year; and

o you withdraw the contract for its total value on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of full withdrawal:                                    $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3.  Now we can determine how much of the purchase payment is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                            PPW:        50,000.00                 50,000.00
                                                                       less XSF:            (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                   amount of PPW subject to a withdrawal charge:        50,000.00                 45,800.00
                                       multiplied by the withdrawal charge rate:           x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                              withdrawal charge:         3,500.00                  3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                       Contract Value withdrawn:        60,000.00                 40,000.00
                                                              WITHDRAWAL CHARGE:        (3,500.00)                (3,206.00)
                                Contract charge (assessed upon full withdrawal):           (40.00)                   (40.00)
                                                                                        ---------                 ---------

                                                   NET FULL WITHDRAWAL PROCEEDS:       $56,460.00                $36,754.00

--------------------------------------------------------------------------------
105   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:


ASSUMPTIONS:


o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and

o  the contract anniversary date is Jan. 1 each year; and

o you request a partial withdrawal of $15,000 on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.

We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of partial withdrawal:                                 $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                              5,376.34                 16,062.31
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:            5,376.34                 19,375.80
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                amount of PPW subject to a withdrawal charge:            5,376.34                 15,175.80
                                    multiplied by the withdrawal charge rate:              x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                           withdrawal charge:              376.34                  1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,376.34                 16,062.31
                                                           WITHDRAWAL CHARGE:             (376.34)                (1,062.31)
                                                                                        ---------                 ---------

                                                NET FULL WITHDRAWAL PROCEEDS:          $15,000.00                $15,000.00

--------------------------------------------------------------------------------
106   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

o on Jan. 1, 2006 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

o on March 1, 2006 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

o  on March 1, 2007 the contract value grows to $23,000.

   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2007 AS FOLLOWS:

   1. CONTRACT VALUE AT DEATH: $23,000.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals calculated as:

         $1,500 X $25,250  =                                                                                 -1,721.59
         -----------------                                                                                   ---------
              $22,000

      for a death benefit of:                                                                               $23,528.41
                                                                                                            ==========

   ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                                 $23,528.41

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

o on Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000; and

o on March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

   1. CONTRACT VALUE AT DEATH: $20,500.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $20,200.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $20,200  =                                                                                 -1,377.27
         ----------------                                                                                    ---------
              $22,000

      for a death benefit of:                                                                               $18,822.73
                                                                                                            ==========

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

      Greatest of your contract anniversary contract values:                                                $24,000.00

      plus purchase payments and credits made since that anniversary:                                            +0.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $24,000  =                                                                                 -1,636.36
         ------------------                                                                                  ---------
              $22,000

      for a death benefit of:                                                                               $22,363.64
                                                                                                            ==========

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                         $22,363.64
                                                                                                                      ----------

--------------------------------------------------------------------------------
107   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:

   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE 5% VARIABLE ACCOUNT FLOOR:

      The variable account floor on Jan. 1, 2006, calculated as:

      1.05 x $20,150 =                                                                                      $21,157.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 X $21,157.50  =                                                                              -1,670.33
         --------------------                                                                                ---------
              $19,000

      variable account floor benefit:                                                                       $19,487.17

      plus the one-year fixed account value:                                                               +$ 5,300.00
                                                                                                           ===========

      5% variable account floor (value of the GPAs, the one-year fixed account

      and the variable account floor):                                                                      $24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                     $24,787.17
                                                                                                                      ----------

--------------------------------------------------------------------------------
108   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         -----------------                                                                                   ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

      The MAV on the immediately preceding anniversary:                                                     $25,250.00

      plus purchase payments and purchase payment credits made since that anniversary:                           +0.00

      minus adjusted partial withdrawals made since that

      anniversary, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a MAV Death Benefit of:                                                                           $23,691.36
                                                                                                            ==========

   4. THE 5% VARIABLE ACCOUNT FLOOR:

      The variable account floor on Jan. 1, 2005,

      calculated as: 1.05 x $20,250 =                                                                       $21,262.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,262.50  =                                                                              -1,678.62

              $19,000

      variable account floor benefit:                                                                       $19,583.88

      plus the one-year fixed account value:                                                                 +5,300.00

      5% variable account floor (value of the GPAs, one-year fixed

      account and the variable account floor):                                                              $24,883.88
                                                                                                            ==========

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                      $24,883.88
                                                                                                                      ----------

--------------------------------------------------------------------------------
109   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the Automatic Step Up feature of the rider. The Automatic Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o  you do not exercise the Elective  Step Up Option  available  under the rider;
   and

o  you do not change asset allocation models.

Based on these assumptions, the Waiting Period expires at the end of the 10th contract year. The rider then ends. On the Benefit Date, Jan. 1, 2015, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                                     HYPOTHETICAL HYPOTHETICAL
                                          PURCHASE                    MCAV ADJUSTED     ASSUMED      ASSUMED
                                         PAYMENTS &      PARTIAL         PARTIAL       NET RATE     CONTRACT
DATE                                       CREDITS      WITHDRAWALS    WITHDRAWAL      OF RETURN      VALUE          MCAV
Jan. 1, 2005                             $125,000        $   NA         $   NA            NA       $125,000       $125,000
Jan. 1, 2006                                    0             0              0           12.0%      140,000        125,000
Jan. 1, 2007                                    0             0              0           15.0%      161,000        128,800(2)
Jan. 1, 2008                                    0             0              0            3.0%      165,830        132,664(2)
Jan. 1, 2009                                    0             0              0           -8.0%      152,564        132,664
Jan. 1, 2010                                    0         2,000          2,046          -15.0%      127,679        130,618
Jan. 1, 2011                                    0             0              0           20.0%      153,215        130,618
Jan. 1, 2012                                    0             0              0           15.0%      176,197        140,958(2)
Jan. 1, 2013                                    0         5,000          4,444          -10.0%      153,577        136,513
Jan. 1, 2014                                    0             0              0          -20.0%      122,862        136,513
JAN. 1, 2015(1)                                 0             0              0          -12.0%      108,118        136,513

(1) The APB Benefit Date.

(2) These values indicate where the Automatic Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
110   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the Elective Step Up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The Elective Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

o  you do not change asset allocation models.

Based on these assumptions, the 10 year Waiting Period restarts each time you exercise the Elective Step Up Option (on the first, second, third and seventh contract anniversaries in this example). The Waiting Period expires at the end of the 10th contract year following the last exercise (Jan. 1, 2012 in this example) of the Elective Step Up Option. When the Waiting Period expires, the rider ends. On the Benefit Date, Jan. 1, 2022, the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                               YEARS                                       MCAV      HYPOTHETICAL HYPOTHETICAL
                           REMAINING IN   PURCHASE                       ADJUSTED       ASSUMED      ASSUMED
                            THE WAITING  PAYMENTS &         PARTIAL       PARTIAL      NET RATE     CONTRACT
DATE                          PERIOD       CREDITS        WITHDRAWALS   WITHDRAWAL     OF RETURN      VALUE          MCAV
Jan. 1, 2005                    10       $125,000          $   NA        $    NA          NA         $125,000      $125,000
Jan. 1, 2006                    10(2)           0               0              0         12.0%       140,000       140,000(3)
Jan. 1, 2007                    10(2)           0               0              0         15.0%       161,000       161,000(3)
Jan. 1, 2008                    10(2)           0               0              0          3.0%       165,830       165,830(3)
Jan. 1, 2009                     9              0               0              0         -8.0%       152,564       165,830
Jan. 1, 2010                     8              0           2,000          2,558        -15.0%       127,679       163,272
Jan. 1, 2011                     7              0               0              0         20.0%       153,215       163,272
Jan. 1, 2012                    10(2)           0               0              0         15.0%       176,197       176,197(3)
Jan. 1, 2013                     9              0           5,000          5,556        -10.0%       153,577       170,642
Jan. 1, 2014                     8              0               0              0        -20.0%       122,862       170,642
Jan. 1, 2015                     7              0               0              0        -12.0%       108,118       170,642
Jan. 1, 2016                     6              0               0              0          3.0%       111,362       170,642
Jan. 1, 2017                     5              0               0              0          4.0%       115,817       170,642
Jan. 1, 2018                     4              0           7,500         10,524          5.0%       114,107       160,117
Jan. 1, 2019                     3              0               0              0          6.0%       120,954       160,117
Jan. 1, 2020                     2              0               0              0         -5.0%       114,906       160,117
Jan. 1, 2021                     1              0               0              0        -11.0%       102,266       160,117
JAN. 1, 2022(1)                  0              0               0              0         -3.0%        99,198       160,117

(1) The APB Benefit Date.

(2) The Waiting Period restarts when the Elective Step Up is exercised.

(3) These values indicate when the Elective Step Up feature increased the MCAV.

Important Information About This Example:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
111   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


Example of the Guarantor(SM) Withdrawal Benefit -- This example illustrates both Rider A and Rider B (see "Optional Benefits").


Assumptions:

o You purchase the contract on Jan. 1, 2005 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.

o  We add a purchase payment credit of $1,000 to your contract.

   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                            $101,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:

      0.07 x $101,000 =                                                         $  7,070

   The Remaining Benefit Amount (RBA) equals your purchase payment
    plus the purchase payment credit:                                           $101,000

   On Jan. 1, 2006 the contract value grows to $110,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $110,000

   The GBA equals 100% of your contract value:                                  $110,000

   The GBP equals 7% of your stepped-up GBA:

      0.07 x $110,000 =                                                         $  7,700

   On July 1, 2008 you decide to take a partial withdrawal of $7,700.

   You took a partial withdrawal equal to your GBP, so your RBA equals the prior
    RBA less the amount of the partial withdrawal:

      $110,000 - $7,700 =                                                       $102,300

   The GBA equals the GBA immediately prior to the partial withdrawal:          $110,000

   The GBP equals 7% of your GBA:

      0.07 x $110,000 =                                                         $  7,700

   On Jan. 1, 2009 you make an additional purchase payment of $50,000.

   We add a purchase payment credit of $500 to your contract.

   The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment and purchase payment credit:

      $102,300 + $50,500 =                                                      $152,800

   The new GBA for the contract is equal to your prior GBA plus 100%
    of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                      $160,500

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                         $ 11,235

   On Jan. 1, 2010 your contract value grows to $200,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $200,000

   The GBA equals 100% of your contract value:                                  $200,000

   The GBP equals 7% of your stepped-up GBA:

      0.07 x $200,000 =                                                         $ 14,000

--------------------------------------------------------------------------------
112   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

    On July 1, 2011 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

   (1)    your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                               $210,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $200,000 - $20,000 =                                               $180,000

   Reset RBA = lesser of (1) or (2) =                                           $180,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA                                                        $200,000

   OR

   (2)    your contract value immediately following the partial withdrawal;

             $230,000 - $20,000 =                                               $210,000

   Reset GBA = lesser of (1) or (2) =                                           $200,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $200,000 =                                                         $ 14,000

   On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:

   (1)    your contract value immediately following the partial withdrawal;

             $175,000 - $25,000 =                                               $150,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $180,000 - $25,000 =                                               $155,000

   Reset RBA = lesser of (1) or (2) =                                           $150,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA;                                                       $200,000

   OR

   (2)    your contract value immediately following the partial withdrawal;

             $175,000 - $25,000 =                                               $150,000

   Reset GBA = lesser of (1) or (2) =                                           $150,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $150,000 =                                                         $ 10,500

--------------------------------------------------------------------------------
113   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS

The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.


ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

o  we immediately add a $1,000 purchase payment credit; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o  the annuitant is male and age 55 at contract issue; and

o  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     ASSUMED             PURCHASE             MAXIMUM            GUARANTEED
  CONTRACT                                          CONTRACT             PAYMENTS           ANNIVERSARY            INCOME
 ANNIVERSARY                                          VALUE             AND CREDITS       VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
------------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $109,000            $109,000
     2                                              127,000                 none             127,000             127,000
     3                                              134,000                 none             134,000             134,000
     4                                              153,000                 none             153,000             153,000
     5                                               86,000                 none             153,000             153,000
     6                                              122,000                 none             153,000             153,000
     7                                              141,000                 none             153,000             153,000
     8                                              155,000                 none             155,000             155,000
     9                                              142,000                 none             155,000             155,000
    10                                              176,000                 none             176,000             176,000
    11                                              143,000                 none             176,000             176,000
    12                                              150,000                 none             176,000             176,000
    13                                              211,000                 none             211,000             211,000
    14                                              201,000                 none             211,000             211,000
    15                                              206,000                 none             211,000             211,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
114   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000             $   784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          176,000                 825.44
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          176,000                 660.00
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
115   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                     ASSUMED             PURCHASE               5%             BENEFIT BASE -
  CONTRACT                                          CONTRACT             PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                                          VALUE             AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $106,050            $109,000
     2                                              127,000                 none             111,353             127,000
     3                                              134,000                 none             116,920             134,000
     4                                              153,000                 none             122,766             153,000
     5                                               86,000                 none             128,904             128,904
     6                                              122,000                 none             135,350             135,350
     7                                              141,000                 none             142,117             142,117
     8                                              155,000                 none             149,223             155,000
     9                                              142,000                 none             156,684             156,684
    10                                              176,000                 none             164,518             176,000
    11                                              143,000                 none             172,744             172,744
    12                                              150,000                 none             181,381             181,381
    13                                              211,000                 none             190,451             211,000
    14                                              201,000                 none             199,973             201,000
    15                                              206,000                 none             209,972             209,972
----------------------------------------------------------------------------------------------------------------------------------

(1)  The 5%  Accumulation  Benefit  Base value is limited  after age 81, but the
     guaranteed   income  benefit  base  may  increase  if  the  contract  value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          172,744                 791.17
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          201,000                 992.94
    15                                              206,000                1,046.48          209,972               1,066.66
----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
116   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          172,744                 633.97
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          201,000                 791.94
    15                                              206,000                  832.24          209,972                 848.29
----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                                BENEFIT BASE -
                                                                                                                 GREATER OF
                                 ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
  CONTRACT                      CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
 ANNIVERSARY                      VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                         $109,000            $101,000             $109,000            $106,050            $109,000
     2                          127,000                none              127,000             111,353             127,000
     3                          134,000                none              134,000             116,920             134,000
     4                          153,000                none              153,000             122,766             153,000
     5                           86,000                none              153,000             128,904             153,000
     6                          122,000                none              153,000             135,350             153,000
     7                          141,000                none              153,000             142,117             153,000
     8                          155,000                none              155,000             149,223             155,000
     9                          142,000                none              155,000             156,684             156,684
    10                          176,000                none              176,000             164,518             176,000
    11                          143,000                none              176,000             172,744             176,000
    12                          150,000                none              176,000             181,381             181,381
    13                          211,000                none              211,000             190,451             211,000
    14                          201,000                none              211,000             199,973             211,000
    15                          206,000                none              211,000             209,972             211,000
----------------------------------------------------------------------------------------------------------------------------------

 (1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

 (2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
117   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
118   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER
EXAMPLE OF THE BENEFIT PROTECTOR(SM)

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70; and

o  you have selected the seven-year withdrawal charge schedule; and

o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2005 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2005 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:

   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
   (MAV Death Benefit minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000

   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:

   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000

   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge
   (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
   ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:

   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($57,619 - $55,000) =                                                                              +1,048
                                                                                                             ------
   Total death benefit of:                                                                                  $58,667


On Jan. 1, 2008 the contract value falls to $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.


   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $255,000

--------------------------------------------------------------------------------
119   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2014 equals:

   MAV Death Benefit (contract value less any purchase payment credits

   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) benefit (40% of earnings at death,

   up to a maximum of 100% of purchase payments not

   previously withdrawn that are one or more years old)                                                     +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $304,500

    On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes.
    The death benefit on July 1, 2015 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $308,000


--------------------------------------------------------------------------------
120   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER

EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and

o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.

   On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2006 equals:

   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000

   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:

   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($110,000 - $100,000) =                                                                            +4,000

   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                                                          +10,000
                                                                                                             ------
   Total death benefit of:                                                                                 $124,000

   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge.
   We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
   $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:

   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($57,619 - $55,000) =                                                                              +1,048

   plus 10% of purchase payments made within 60 days of contract

   issue and not previously withdrawn: 0.10 x $55,000 =                                                      +5,500
                                                                                                             ------
   Total death benefit of:                                                                                  $64,167


   On Jan. 1, 2008 the contract value falls  $40,000.  The death benefit on Jan.
   1, 2008 equals the death benefit calculated on Feb. 1, 2007. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
121   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:

   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $266,000

   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2014 equals:

   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $315,500

   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2015 equals:

   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($250,000 - $105,000) =                                                                           +58,000

   plus 20% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.20 x $55,000 =                                                           +11,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $319,000


--------------------------------------------------------------------------------
122   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                             p.   3

Rating Agencies                                         p.   4

Principal Underwriter                                   p.   4

Independent Registered Public Accounting Firm           p.   4

Condensed Financial Information (Unaudited)             p.   5

Financial Statements


--------------------------------------------------------------------------------
123   AMERICAN EXPRESS INNOVATIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(logo)
AMERICAN
 EXPRESS
(R)

American Enterprise Life Insurance Company, Issuer
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437





45304 C (4/05)

PROSPECTUS


APRIL 29, 2005


AMERICAN EXPRESS


INNOVATIONS(R) CLASSIC VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Administrative Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

NEW AMERICAN EXPRESS INNOVATIONS(R) CLASSIC VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. Prospectuses are also available for:

-    American Express(R) Variable Portfolio Funds

-    AIM Variable Insurance Funds, Series II Shares

-    AllianceBernstein Variable Products Series Fund, Inc. (Class B)

-    Fidelity(R) Variable Insurance Products Service Class 2

-    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

-    MFS(R) Variable Insurance Trust(SM) - Service Class

-    Oppenheimer Variable Account Funds - Service Shares

-    Putnam Variable Trust - Class IB Shares

-    STI Classic Variable Trust

Please read the prospectuses carefully and keep them for future reference.


This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   12
FINANCIAL STATEMENTS                                                          19
THE VARIABLE ACCOUNT AND THE FUNDS                                            19
GUARANTEE PERIOD ACCOUNTS (GPAs)                                              26
THE ONE-YEAR FIXED ACCOUNT                                                    29
BUYING YOUR CONTRACT                                                          29
CHARGES                                                                       32
VALUING YOUR INVESTMENT                                                       37
MAKING THE MOST OF YOUR CONTRACT                                              39
WITHDRAWALS                                                                   44
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          45
CHANGING OWNERSHIP                                                            45
BENEFITS IN CASE OF DEATH                                                     46
OPTIONAL BENEFITS                                                             50
THE ANNUITY PAYOUT PERIOD                                                     63
TAXES                                                                         65
VOTING RIGHTS                                                                 67
SUBSTITUTION OF INVESTMENTS                                                   68
ABOUT THE SERVICE PROVIDERS                                                   68
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         69
ADDITIONAL INFORMATION                                                        77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 77
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION              78
APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL                98
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                 100



CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408A of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 19)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 26 and p. 29)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 29)


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENTS
   If paying by Systematic Investment Plan (SIP):
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL PURCHASE PAYMENTS*
      $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama and Maryland, purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 40)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 44)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 45)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 46)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 50)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 63)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 65)


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                        SEVEN-YEAR SCHEDULE                                      FIVE-YEAR SCHEDULE
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE          YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                          1                             8%
                 2                            8                           2                             7
                 3                            7                           3                             6
                 4                            7                           4                             4
                 5                            6                           5                             2
                 6                            5                           Thereafter                    0
                 7                            3
                 Thereafter                   0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").

                                                                           ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                   3.50%                         5.00%
Qualified discount rate                                               4.86%                         6.36%
Nonqualified discount rate                                            5.11                          6.61

                                                                           ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                    3.50%                         5.00%
Qualified discount rate                                               5.16%                         6.66%
Nonqualified discount rate                                            5.41                          6.91

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
                                                         EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                              0.85%                     0.15%                       1.00%
MAV death benefit(1),(2)                                       1.05                      0.15                        1.20
EDB(1)                                                         1.15                      0.15                        1.30

NONQUALIFIED ANNUITIES
ROP death benefit                                              1.10                      0.15                        1.25
MAV death benefit(1),(2)                                       1.30                      0.15                        1.45
EDB(1)                                                         1.40                      0.15                        1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                              1.15                      0.15                        1.30
MAV death benefit(1),(2)                                       1.35                      0.15                        1.50
EDB(1)                                                         1.45                      0.15                        1.60

NONQUALIFIED ANNUITIES
ROP Payment death benefit                                      1.40                      0.15                        1.55
MAV death benefit(1),(2)                                       1.60                      0.15                        1.75
EDB(1)                                                         1.70                      0.15                        1.85

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                               $  40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                                                           0.55%*

GMIB - 6% RISING FLOOR                                                                                               0.75%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                                                              0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                                                                0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                                                           0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

*    This fee applies only if you elect this optional feature.

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                        MINIMUM                   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                          .57%                      3.89%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                GROSS TOTAL
                                                                        MANAGEMENT      12b-1      OTHER           ANNUAL
                                                                           FEES         FEES      EXPENSES        EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                             .51%       .13%         .05%          .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                            .60        .13          .08           .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                   .64        .13          .09           .86(1)
AXP(R) Variable Portfolio - Growth Fund                                      .55        .13          .17           .85(1)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                           .53        .13          .06           .72(1)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                    .94        .13          .20          1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                               .29        .13          .15           .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund              .61        .13          .08           .82(1)
AIM V.I. Basic Value Fund, Series II Shares                                  .72        .25          .30          1.27(3)
AIM V.I. Capital Development Fund, Series II Shares                          .75        .25          .35          1.35(3)
AIM V.I. Premier Equity Fund, Series II Shares                               .61        .25          .30          1.16(3)
AllianceBernstein VP Global Technology Portfolio (Class B)                   .75        .25          .13          1.13(4)
(previously AllianceBernstein VP Technology Portfolio (Class B))
AllianceBernstein VP Growth and Income Portfolio (Class B)                   .55        .25          .05           .85(4)
AllianceBernstein VP Large Cap Growth Portfolio (Class B)                    .75        .25          .06          1.06(4)
(previously AllianceBernstein VP Premier Growth Portfolio (Class B))
AllianceBernstein VP Total Return Portfolio (Class B)                        .55        .25          .16           .96(4)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                      .57        .25          .11           .93(5)
Fidelity(R) VIP Growth Portfolio Service Class 2                             .58        .25          .10           .93(5)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                            .57        .25          .14           .96(5)
Fidelity(R) VIP Overseas Portfolio Service Class 2                           .72        .25          .19          1.16(5)
FTVIPT Franklin Real Estate Fund - Class 2                                   .48        .25          .02           .75(6),(7)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                    .53        .25          .18           .96(7),(8)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2               .48        .25          .29          1.02(7),(8)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
FTVIPT Mutual Shares Securities Fund - Class 2                               .60        .25          .15          1.00(7)
FTVIPT Templeton Foreign Securities Fund - Class 2                           .68        .25          .19          1.12(8)
MFS(R) Investors Growth Stock Series - Service Class                         .75        .25          .11          1.11(9),(10)
MFS(R) New Discovery Series - Service Class                                  .90        .25          .11          1.26(9),(10)
MFS(R) Total Return Series - Service Class                                   .75        .25          .08          1.08(9),(10)
MFS(R) Utilities Series - Service Class                                      .75        .25          .14          1.14(9),(10)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                     .64        .25          .02           .91(11)
Oppenheimer Global Securities Fund/VA, Service Shares                        .63        .25          .03           .91(11)
Oppenheimer High Income Fund/VA, Service Shares                              .72        .25          .04          1.01(11)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                    .75        .25          .06          1.06(11)
Oppenheimer Strategic Bond Fund/VA, Service Shares                           .71        .25          .03           .99(11)


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                GROSS TOTAL
                                                                        MANAGEMENT      12b-1      OTHER          ANNUAL
                                                                           FEES         FEES      EXPENSES       EXPENSES
Putnam VT Growth and Income Fund - Class IB Shares                           .48%       .25%         .06%          .79%(11)
Putnam VT International Equity Fund - Class IB Shares                        .75        .25          .19          1.19(11)
Putnam VT Research Fund - Class IB Shares                                    .65        .25          .15          1.05(11)
Putnam VT Vista Fund - Class IB Shares                                       .65        .25          .14          1.04(11)
STI Classic Variable Trust Capital Appreciation Fund                        1.15         --          .28          1.43(12)
STI Classic Variable Trust Growth and Income Fund                            .90         --          .63          1.53(12)
STI Classic Variable Trust International Equity Fund                        1.25         --         2.64          3.89(12)
STI Classic Variable Trust Investment Grade Bond Fund                        .74         --          .45          1.19(12)
STI Classic Variable Trust Mid-Cap Equity Fund                              1.15         --          .50          1.65(12)
STI Classic Variable Trust Small Cap Value Equity Fund                      1.15         --          .42          1.57(12)
STI Classic Variable Trust Value Income Stock Fund                           .80         --          .31          1.11(12)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31. 2004.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
     (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.22% for AIM V.I. Basic Value Fund, Series II Shares average daily net assets. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.
(4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.
(5) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.90% for Fidelity(R) VIP Growth Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.
(6)  The Fund administration fee is paid indirectly through the management fee.
(7) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(8) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, (0.03%) and 0.99% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and (0.05%) and 1.07% for FTVIPT Templeton Foreign Securities Fund - Class 2.
(9) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(10) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series, 1.07% for Total Return Series and 1.13% for Utilities Series.
(11) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.
(12) The Investment Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse Fund expenses) to the extent "Gross total annual expenses" exceed 1.15% for STI Classic Variable Trust Capital Appreciation Fund, 1.18% for STI Classic Variable Trust Growth and Income Fund, 1.60% for STI Classic Variable Trust International Equity Fund, 0.75% for STI Classic Variable Trust Investment Grade Bond Fund, 1.15% for STI Classic Variable Trust Mid-Cap Equity Fund, 1.20% for STI Classic Variable Trust Small Cap Value Equity Fund and 0.95% for STI Classic Variable Trust Value Income Stock Fund. Fee waivers and expense reimbursements are voluntary (except for STI Classic Variable Trust Growth and Income Fund, for which the expense limit is contractual) and may be terminated at any time.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating registered representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the optional MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR    3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $1,467.07   $2,667.96   $3,825.75   $6,190.89   $667.07   $1,967.96   $3,225.75  $6,190.89
Five-year withdrawal charge schedule     1,497.82    2,652.32    3,553.76    6,388.67    697.82    2,052.32    3,353.76   6,388.67

QUALIFIED ANNUITY                         1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
Seven-year withdrawal charge schedule   $1,441.45   $2,597.24   $3,717.77   $6,021.19   $641.45   $1,897.24   $3,117.77  $6,021.19
Five-year withdrawal charge schedule     1,472.20    2,582.06    3,447.20    6,224.29    672.20    1,982.06    3,247.20   6,224.29



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                          AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $  988.40   $1,282.98   $1,602.54   $2,171.32    $188.40    582.98   $1,002.54   $2,171.32
Five-year withdrawal charge schedule     1,019.15    1,276.07    1,359.03    2,490.21     219.15    676.07    1,159.03    2,490.21

QUALIFIED ANNUITY                       1 YEAR       3 YEARS     5 YEARS    10 YEARS     1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule   $962.77     $1,204.96   $1,470.62   $1,898.29    $162.77   $504.96   $  870.62   $1,898.29
Five-year withdrawal charge schedule     993.52      1,198.53    1,228.76    2,225.12     193.52    598.53    1,028.76    2,225.12



* In these examples, the $40 contract administrative charge is approximated as a .018% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                            2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                $ 1.05   $ 1.06   $ 1.06   $ 1.03   $ 1.00
Accumulation unit value at end of period                                      $ 1.05   $ 1.05   $ 1.06   $ 1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)          691      813      697      554       53
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
  MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.65% AND 0.65%, RESPECTIVELY

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.08   $ 1.04   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.11   $ 1.08   $ 1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)        1,115      572       63       --       --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.10   $ 0.78   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.28   $ 1.10   $ 0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)          294      140       26       --       --

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (5/21/2002)
Accumulation unit value at beginning of period                                $ 0.98   $ 0.81   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.05   $ 0.98   $ 0.81       --       --
Number of accumulation units outstanding at end of period (000 omitted)           28       24       --       --       --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/30/2000)
Accumulation unit value at beginning of period                                $ 0.72   $ 0.59   $ 0.76   $ 0.92   $ 1.00
Accumulation unit value at end of period                                      $ 0.74   $ 0.72   $ 0.59   $ 0.76   $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)          482      301       95       20       --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.08   $ 0.79   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.28   $ 1.08   $ 0.79       --       --
Number of accumulation units outstanding at end of period (000 omitted)           86       54       21       --       --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/30/2000)
Accumulation unit value at beginning of period                                $ 0.78   $ 0.61   $ 0.80   $ 0.92   $ 1.00
Accumulation unit value at end of period                                      $ 0.85   $ 0.78   $ 0.61   $ 0.80   $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)          771      748      360      112        7

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/30/2000)
Accumulation unit value at beginning of period                                $ 1.17   $ 1.17   $ 1.11   $ 1.06   $ 1.00
Accumulation unit value at end of period                                      $ 1.17   $ 1.17   $ 1.17   $ 1.11   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)          916      849      645       30       --

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.00   $ 0.76   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.10   $ 1.00   $ 0.76       --       --
Number of accumulation units outstanding at end of period (000 omitted)          909      623      113       --       --

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.00   $ 0.75   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.15   $ 1.00   $ 0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)           51       62       30       --       --

AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 0.96   $ 0.78   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.00   $ 0.96   $ 0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)           23       21        3       --       --

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                $ 0.42   $ 0.30   $ 0.51   $ 0.69   $ 1.00
Accumulation unit value at end of period                                      $ 0.44   $ 0.42   $ 0.30   $ 0.51   $ 0.69
Number of accumulation units outstanding at end of period (000 omitted)          588      655      372      364       44


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                            2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                                $ 0.97   $ 0.74   $ 0.97   $ 0.97   $ 1.00
Accumulation unit value at end of period                                      $ 1.07   $ 0.97   $ 0.74   $ 0.97   $ 0.97
Number of accumulation units outstanding at end of period (000 omitted)        1,573    1,510    1,341      640       31

ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                $ 0.55   $ 0.45   $ 0.65   $ 0.80   $ 1.00
Accumulation unit value at end of period                                      $ 0.59   $ 0.55   $ 0.45   $ 0.65   $ 0.80
Number of accumulation units outstanding at end of period (000 omitted)          881      893    1,003      741       47

ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B) (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.07   $ 0.91   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.15   $ 1.07   $ 0.91       --       --
Number of accumulation units outstanding at end of period (000 omitted)           29       38        9       --       --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.10   $ 0.86   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.25   $ 1.10   $ 0.86       --       --
Number of accumulation units outstanding at end of period (000 omitted)        1,844    1,212      209       --       --

FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                $ 0.98   $ 0.75   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.00   $ 0.98   $ 0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)          139      127       18       --       --

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.16   $ 0.85   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.43   $ 1.16   $ 0.85       --       --
Number of accumulation units outstanding at end of period (000 omitted)          737      543       94       --       --

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.07   $ 0.75   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.20   $ 1.07   $ 0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)           64       53       23       --       --

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.26   $ 0.93   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.64   $ 1.26   $ 0.93       --       --
Number of accumulation units outstanding at end of period (000 omitted)           99       68       14       --       --

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.05   $ 0.80   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.28   $ 1.05   $ 0.80       --       --
Number of accumulation units outstanding at end of period (000 omitted)          231      169       24       --       --

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/30/2000)
(PREVIOUSLY FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2)
Accumulation unit value at beginning of period                                $ 0.72   $ 0.53   $ 0.75   $ 0.90   $ 1.00
Accumulation unit value at end of period                                      $ 0.80   $ 0.72   $ 0.53   $ 0.75   $ 0.90
Number of accumulation units outstanding at end of period (000 omitted)          978      712      656      312       52

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                $ 1.25   $ 1.01   $ 1.16   $ 1.09   $ 1.00
Accumulation unit value at end of period                                      $ 1.40   $ 1.25   $ 1.01   $ 1.16   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)        3,640    2,566      753       61       21

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                $ 0.89   $ 0.68   $ 0.85   $ 1.02   $ 1.00
Accumulation unit value at end of period                                      $ 1.05   $ 0.89   $ 0.68   $ 0.85   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)        1,058      734      513      324       22

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                $ 0.61   $ 0.50   $ 0.71   $ 0.95   $ 1.00
Accumulation unit value at end of period                                      $ 0.66   $ 0.61   $ 0.50   $ 0.71   $ 0.95
Number of accumulation units outstanding at end of period (000 omitted)          482      515      421      326        3

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                $ 0.84   $ 0.64   $ 0.95   $ 1.01   $ 1.00
Accumulation unit value at end of period                                      $ 0.89   $ 0.84   $ 0.64   $ 0.95   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)          495      388      165      115       27


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                            2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                $ 1.19   $ 1.04   $ 1.10   $ 1.12   $ 1.00
Accumulation unit value at end of period                                      $ 1.31   $ 1.19   $ 1.04   $ 1.10   $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)        2,934    2,457    1,585      792       45

MFS(R) UTILITIES SERIES - SERVICE CLASS (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.17   $ 0.87   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.51   $ 1.17   $ 0.87       --       --
Number of accumulation units outstanding at end of period (000 omitted)           53       40       --       --       --

OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.01   $ 0.78   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.07   $ 1.01   $ 0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)          377      130        9       --       --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.09   $ 0.77   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.28   $ 1.09   $ 0.77       --       --
Number of accumulation units outstanding at end of period (000 omitted)          303      154       25       --       --

OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.18   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.27   $ 1.18   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)          349      301       18       --       --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.13   $ 0.79   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.34   $ 1.13   $ 0.79       --       --
Number of accumulation units outstanding at end of period (000 omitted)          170      121       33       --       --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.20   $ 1.04   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.29   $ 1.20   $ 1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)        1,442      995       38       --       --

PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                $ 1.00   $ 0.79   $ 0.99   $ 1.07   $ 1.00
Accumulation unit value at end of period                                      $ 1.10   $ 1.00   $ 0.79   $ 0.99   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)          455      530      379      287       --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.01   $ 0.80   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.17   $ 1.01   $ 0.80       --       --
Number of accumulation units outstanding at end of period (000 omitted)          360      178       33       --       --

PUTNAM VT RESEARCH FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                $ 1.00   $ 0.81   $ 1.00       --       --
Accumulation unit value at end of period                                      $ 1.07   $ 1.00   $ 0.81       --       --
Number of accumulation units outstanding at end of period (000 omitted)            6        4        1       --       --

PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                $ 0.55   $ 0.42   $ 0.60   $ 0.92   $ 1.00
Accumulation unit value at end of period                                      $ 0.64   $ 0.55   $ 0.42   $ 0.60   $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)          279      233      163      265       35

STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND (1/29/2003)
Accumulation unit value at beginning of period                                $ 1.21   $ 1.00       --       --       --
Accumulation unit value at end of period                                      $ 1.28   $ 1.21       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)            5       14       --       --       --

STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                $ 1.29   $ 1.00       --       --       --
Accumulation unit value at end of period                                      $ 1.46   $ 1.29       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           43       26       --       --       --

STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                                $ 1.43   $ 1.00       --       --       --
Accumulation unit value at end of period                                      $ 1.69   $ 1.43       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)            1        1       --       --       --


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS


VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                            2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                $ 1.01   $ 1.00       --       --       --
Accumulation unit value at end of period                                      $ 1.05   $ 1.01       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           13       13       --       --       --

STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                                $ 1.32   $ 1.00       --       --       --
Accumulation unit value at end of period                                      $ 1.52   $ 1.32       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           24        8       --       --       --

STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                                $ 1.41   $ 1.00       --       --       --
Accumulation unit value at end of period                                      $ 1.73   $ 1.41       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)           10       10       --       --       --

STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND (1/29/2003)
Accumulation unit value at beginning of period                                $ 1.26   $ 1.00       --       --       --
Accumulation unit value at end of period                                      $ 1.44   $ 1.26       --       --       --
Number of accumulation units outstanding at end of period (000 omitted)            8        8       --       --       --


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                                                       2004     2003
------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 0.99   $ 1.00
Accumulation unit value at end of period                                                                 $ 0.98   $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                                     179       55
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
  MANAGEMENT FUND AT DEC. 31, 2004 WERE (0.34%) AND (0.34%), RESPECTIVELY

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.02   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.05   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)                                     169       63

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.44   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.67   $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)                                      31        9

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.22   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.29   $ 1.22
Number of accumulation units outstanding at end of period (000 omitted)                                      --       --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.25   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.27   $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                                      66       37

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.40   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.64   $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                                     337        3

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.28   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.39   $ 1.28
Number of accumulation units outstanding at end of period (000 omitted)                                      30       22

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 0.99   $ 1.00
Accumulation unit value at end of period                                                                 $ 0.98   $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)                                     399      234

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.35   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.46   $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                                     110       27

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.35   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.53   $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                                      33        1

AIM V.I. PREMIER EQUITY FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.25   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.30   $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                                      --       --

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (1/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                           $ 1.40   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.45   $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                                      87        9

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.32   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.44   $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)                                      30       47


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                       2004     2003
------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (1/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                           $ 1.24   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.32   $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                                      20        3

ALLIANCEBERNSTEIN VP TOTAL RETURN PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.15   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.23   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                                      --       --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.30   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.47   $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                                     814      205

FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.34   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.35   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                       7        5

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.38   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.69   $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)                                     213      143

FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.46   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.62   $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                                     246        5

FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.36   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.76   $ 1.36
Number of accumulation units outstanding at end of period (000 omitted)                                      78       --

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.37   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.66   $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                                      85       50

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (1/29/2003)
(PREVIOUSLY FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2)
Accumulation unit value at beginning of period                                                           $ 1.37   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.50   $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                                      --        5

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.25   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.38   $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                                     516      349

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.34   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.55   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                     105       44

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.22   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.31   $ 1.22
Number of accumulation units outstanding at end of period (000 omitted)                                       2        2

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.33   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.39   $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                                      21       --


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                       2004     2003
------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.17   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.27   $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)                                     401      240

MFS(R) UTILITIES SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.30   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.66   $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                                      97       12

OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.31   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.37   $ 1.31
Number of accumulation units outstanding at end of period (000 omitted)                                     126       59

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.46   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.70   $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                                      12        4

OPPENHEIMER HIGH INCOME FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.11   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.19   $ 1.11
Number of accumulation units outstanding at end of period (000 omitted)                                      51       21

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.44   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.68   $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)                                      33       29

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.07   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.14   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)                                     851      141

PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.29   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.40   $ 1.29
Number of accumulation units outstanding at end of period (000 omitted)                                       2       --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.34   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.53   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                                      54       41

PUTNAM VT RESEARCH FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.26   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.33   $ 1.26
Number of accumulation units outstanding at end of period (000 omitted)                                      --       --

PUTNAM VT VISTA FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.32   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.54   $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)                                       2       --

STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.20   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.25   $ 1.20
Number of accumulation units outstanding at end of period (000 omitted)                                      20        7

STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.27   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.43   $ 1.27
Number of accumulation units outstanding at end of period (000 omitted)                                      --       --

STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.42   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.67   $ 1.42
Number of accumulation units outstanding at end of period (000 omitted)                                      --       --


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                       2004     2003
------------------------------------------------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.00   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.02   $ 1.00
Number of accumulation units outstanding at end of period (000 omitted)                                      14        7

STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.30   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.50   $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                                       2        2

STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.39   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.70   $ 1.39
Number of accumulation units outstanding at end of period (000 omitted)                                       5        2

STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND (1/29/2003)
Accumulation unit value at beginning of period                                                           $ 1.26   $ 1.00
Accumulation unit value at end of period                                                                 $ 1.42   $ 1.26
Number of accumulation units outstanding at end of period (000 omitted)                                      16        6



FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates and/or the selling firms that distribute the contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract, Purchase payments and contract values you allocate to subaccounts investing in any of the STI Classic Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed ion the previous paragraph for the funds our affiliates do not manage. These relationships may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND NAME                               INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -             Maximum current income consistent with liquidity and       American Express Financial
Cash Management Fund                    stability of principal. Invests primarily in money         Corporation (AEFC)
                                        market instruments, such as marketable debt
                                        obligations issued by corporations or the U.S.
                                        government or its agencies, bank certificates of
                                        deposit, bankers' acceptances, letters of credit, and
                                        commercial paper, including asset-backed commercial
                                        paper.

AXP(R) Variable Portfolio -             High level of current income while attempting to           AEFC
Diversified Bond Fund                   conserve the value of the investment and continuing a
                                        high level of income for the longest period of time.
                                        Under normal market conditions, the Fund invests at
                                        least 80% of its net assets in bonds and other debt
                                        securities. At least 50% of the Fund's net assets
                                        will be invested in securities like those included in
                                        the Lehman Brothers Aggregate Bond Index, which are
                                        investment grade and denominated in U.S. dollars. The
                                        Index includes securities issued by the U.S.
                                        government, corporate bonds, and mortgage- and
                                        asset-backed securities. Although the Fund emphasizes
                                        high- and medium-quality debt securities, it will
                                        assume some credit risk to achieve higher yield
                                        and/or capital appreciation by buying lower-quality
                                        bonds.

AXP(R) Variable Portfolio -             High level of current income and, as a secondary goal,     AEFC
Diversified Equity                      steady growth of capital. Under normal market
Income Fund                             conditions, the Fund invests at least 80% of its net
                                        assets in dividend-paying common and preferred
                                        stocks.

AXP(R) Variable Portfolio -             Long-term capital growth. Invests primarily in common      AEFC
Growth Fund                             stocks that appear to offer growth opportunities.

AXP(R) Variable Portfolio -             Long-term growth of capital. Invests primarily in common   AEFC
NEW DIMENSIONS FUND(R)                  stocks showing potential for significant growth.

AXP(R) Variable Portfolio -             Long-term capital appreciation. Invests primarily in       AEFC, adviser; Goldman
Partners Small Cap                      equity securities. Under normal market conditions, at      Sachs Asset Management,
Value Fund                              least 80% of the Fund's net assets will be invested in     L.P., Royce & Associates,
                                        companies with market capitalization of less than $2       LLC, Donald Smith & Co.,
                                        billion or that fall within the range of the Russell       Inc., Franklin Portfolio
                                        2000(R) Value Index.                                       Associates LLC and Barrow,
                                                                                                   Hanley, Mewhinney &
                                                                                                   Strauss, Inc., subadvisers.

AXP(R) Variable Portfolio -             Long-term capital appreciation. Invests primarily in       AEFC
S&P 500 Index Fund                      securities of large-capitalization stocks of U.S.
                                        companies that are expected to provide investment
                                        results that correspond to the performance of the S&P
                                        500(R) Index.

AXP(R) Variable Portfolio -             A high level of current income and safety of principal     AEFC
Short Duration                          consistent with an investment in U.S. government and
U.S. Government Fund                    government agency securities. Under normal market
                                        conditions, at least 80% of the Fund's net assets are
                                        invested in securities issued or guaranteed as to
                                        principal and interest by the U.S. government, its
                                        agencies or instrumentalities.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                               INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund,              Long-term growth of capital. Invests normally at least     A I M Advisors, Inc.
Series II Shares                        65% of its total assets in equity securities of U.S.
                                        issuers that have market capitalizations of greater
                                        than $500 million and are believed to be undervalued
                                        in relation to long-term earning power or other
                                        factors. The fund may invest up to 25% of its total
                                        assets in foreign securities.

AIM V.I. Capital                        Long-term growth of capital. Invests primarily in          A I M Advisors, Inc.
Development Fund,                       securities (including common stocks, convertible
Series II Shares                        securities and bonds) of small- and medium-sized
                                        companies. The fund may invest up to 25% of its total
                                        assets in foreign securities.

AIM V.I. Premier Equity                 Long-term growth of capital with income as a secondary     A I M Advisors, Inc.
Fund, Series II Shares                  objective. Invests normally at least 80% of its net
                                        assets, plus the amount of any borrowings for
                                        investment purposes, in equity securities including
                                        convertible securities. The fund also may invest in
                                        preferred stocks and debt instruments that have
                                        prospects for growth of capital. The fund may also
                                        invest up to 25% of its total assets in foreign
                                        securities.

AllianceBernstein VP                    Growth of capital. Current income is only an               Alliance Capital Management
Global Technology Portfolio             incidental consideration. Invests a global portfolio       L.P.
(Class B)                               of securities and non-U.S. companies selected for
                                        growth potential.
(previously
AllianceBernstein VP -
Technology Portfolio
(Class B))

AllianceBernstein VP                    Reasonable current income and reasonable appreciation.     Alliance Capital Management
Growth and Income                       Invests primarily in dividend-paying common stocks of      L.P.
Portfolio (Class B)                     good quality.

AllianceBernstein VP                    Long-term growth of capital by pursuing aggressive         Alliance Capital Management
Large Cap Growth Portfolio              investment policies. Invests primarily in equity           L.P.
(Class B)                               securities of a limited number of large, carefully
                                        selected, high-quality U.S. companies that are judged
(previously                             likely to achieve superior earnings growth.
AllianceBernstein VP
Premier Growth Portfolio
(Class B)

AllianceBernstein VP Total              Achieve a high return through a combination of current     Alliance Capital Management
Return Portfolio (Class B)              income and capital appreciation. Invests primarily in      L.P.
                                        U.S. government and agency obligations, bonds,
                                        fixed-income senior securities (including short- and
                                        long-term debt securities and preferred stocks to the
                                        extent their value is attributable to their
                                        fixed-income characteristics), and common stocks.

Fidelity(R) VIP Contrafund(R)           Seeks long-term capital appreciation. Normally invests     Fidelity Management &
Portfolio Service Class 2               primarily in common stocks. Invests in securities of       Research Company (FMR),
                                        companies whose value it believes is not fully             investment manager; FMR
                                        recognized by the public. Invests in either "growth"       U.K. and FMR Far East,
                                        stocks or "value" stocks or both. The fund invests in      sub-investment advisers.
                                        domestic and foreign issuers.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                               INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth                  Seeks to achieve capital appreciation. Normally            FMR, investment manager;
Portfolio Service Class 2               invests primarily in common stocks. Invests in             FMR U.K., FMR Far East,
                                        companies that it believes have above-average growth       sub-investment advisers.
                                        potential (stocks of these companies are often called
                                        "growth" stocks). The Fund invests in domestic and
                                        foreign issuers.

Fidelity(R) VIP Mid Cap                 Long-term growth of capital. Normally invests              FMR, investment manager;
Portfolio Service Class 2               primarily in common stocks. Normally invests at least      FMR U.K., FMR Far East,
                                        80% of assets in securities of companies with medium       sub-investment advisers.
                                        market capitalizations. May invest in companies with
                                        smaller or larger market capitalizations. Invests in
                                        domestic and foreign issuers. The Fund invests in
                                        either "growth" or "value" common stocks or both.

Fidelity(R) VIP Overseas                Long-term growth of capital. Normally invests              FMR, investment manager;
Portfolio Service Class 2               primarily in common stocks of foreign securities.          FMR U.K., FMR Far East,
                                        Normally invests at least 80% of assets in non-U.S.        Fidelity International
                                        securities.                                                Investment Advisors (FIIA)
                                                                                                   and FIIA U.K., sub-investment
                                                                                                   advisers.

FTVIPT Franklin                         Capital appreciation, with current income as a             Franklin Advisers, Inc.
Real Estate Fund - Class 2              secondary goal. The Fund normally invests at least
                                        80% of its net assets in investments of companies
                                        operating in the real estate sector.

FTVIPT Franklin Small Cap               Long-term total return. The Fund normally invests at       Franklin Advisory Services,
Value Securities Fund -                 least 80% of its net assets in investments of small        LLC
Class 2                                 capitalization companies, and invests primarily to
                                        predominantly in equity securities. For this Fund,
                                        small-capitalization companies are those with market
                                        capitalization values not exceeding $2.5 billion, at
                                        the time of purchase.

FTVIPT Franklin                         Long-term capital growth. The Fund normally invests at     Franklin Advisers, Inc.
Small-Mid Cap Growth                    least 80% of its net assets in investments of small
Securities Fund - Class 2               capitalization (small cap) and mid capitalization
                                        (mid cap) companies. For this Fund, small-cap
(previously FTVIPT                      companies are those with market capitalization values
Franklin Small Cap                      not exceeding $1.5 billion or the highest market
Fund - Class 2)                         capitalization value in the Russell 2000(R) Index,
                                        whichever is greater, at the time of purchase; and
                                        mid cap companies are companies with market
                                        capitalization values not exceeding $8.5 billion at
                                        the time of purchase.

FTVIPT Mutual Shares                    Capital appreciation, with income as a secondary goal.     Franklin Mutual Advisers, LLC
Securities Fund - Class 2               The Fund normally invests mainly in U.S. equity
                                        securities and substantially in undervalued stocks,
                                        risk arbitrage securities and distressed companies.

FTVIPT Templeton Foreign                Long-term capital growth. The Fund normally invests at     Templeton Investment Counsel,
Securities Fund - Class 2               least 80% of its net assets in investments of issuers      LLC
                                        located outside the U.S., including those in emerging
                                        markets.

MFS(R) Investors Growth                 Long-term growth of capital and future income. Invests     MFS Investment Management(R)
Stock Series - Service Class            at least 80% of its net assets in common stocks and
                                        related securities of companies which MFS(R) believes
                                        offer better than average prospects for long-term
                                        growth.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                               INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery                    Capital appreciation. Invests at least 65% of its net      MFS Investment Management(R)
Series - Service Class                  assets in equity securities of emerging growth companies.

MFS(R) Total Return Series -            Above-average income consistent with the prudent           MFS Investment Management(R)
Service Class                           employment of capital, with growth of capital and
                                        income as a secondary objective. Invests primarily in
                                        a combination of equity and fixed income securities.

MFS(R) Utilities Series -               Capital growth and current income. Invests primarily       MFS Investment Management(R)
Service Class                           in equity and debt securities of domestic and foreign
                                        companies in the utilities industry.

Oppenheimer Capital                     Capital appreciation. Invests in securities of             OppenheimerFunds, Inc.
Appreciation Fund/VA,                   well-known, established companies.
Service Shares

Oppenheimer Global                      Long-term capital appreciation. Invests mainly in          OppenheimerFunds, Inc.
Securities Fund/VA,                     common stocks of U.S. and foreign issuers that are
Service Shares                          "growth-type" companies, cyclical industries and
                                        special situations that are considered to have
                                        appreciation possibilities.

Oppenheimer High Income                 High level of current income. Invests in high-yield        OppenheimerFunds, Inc.
Fund/VA, Service Shares                 fixed-income securities.

Oppenheimer Main Street                 Seeks capital appreciation. Invests mainly in common       OppenheimerFunds, Inc.
Small Cap Fund/VA,                      stocks of small-capitalization U.S. companies that the
Service Shares                          fund's investment manager believes have favorable
                                        business trends or prospects.

Oppenheimer Strategic                   High level of current income principally derived from      OppenheimerFunds, Inc.
Bond Fund/VA,                           interest on debt securities. Invests mainly in three
Service Shares                          market sectors: debt securities of foreign governments
                                        and companies, U.S. government securities and
                                        lower-rated high yield securities of U.S. and foreign
                                        companies.

Putnam VT Growth and                    Capital growth and current income. The fund pursues its    Putnam Investment Management,
Income Fund - Class IB                  goal by investing mainly in common stocks of U.S.          LLC
Shares                                  companies, with a focus on value stocks that offer
                                        the potential for capital growth, current income or
                                        both.

Putnam VT International                 Capital appreciation. The fund pursues its goal by         Putnam Investment Management,
Equity Fund - Class IB                  investing mainly in common stocks of companies outside     LLC
Shares                                  the United States that Putnam Management believes
                                        have favorable investment potential. Under normal
                                        circumstances, the fund invests at least 80% of its
                                        net assets in equity investments.

Putnam VT Research                      Capital appreciation. The fund pursues its goal by         Putnam Investment Management,
Fund - Class IB Shares                  investing mainly in common stocks of U.S. companies        LLC
                                        that Putnam Management thinks have the greatest
                                        potential for capital appreciation with stock prices
                                        that reflect a value lower than that which Putnam
                                        Management places on the company, or whose earnings
                                        Putnam Management believes are likely to grow over
                                        time.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FUND NAME                               INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund -                  Capital appreciation. The fund pursues its goal by         Putnam Investment Management,
Class IB Shares                         investing mainly in common stocks of U.S. companies,       LLC
                                        with a focus on growth stocks.

STI Classic Variable Trust              Capital appreciation. Invests primarily in U.S. common     Trusco Capital Management,
Capital Appreciation Fund               stocks and other equity securities that the adviser        Inc., Adviser.
                                        believes have strong business fundamentals, such as
                                        revenue growth, cash flows, and earning trends.

STI Classic Variable Trust              Long-term capital appreciation with a secondary goal       Trusco Capital Management,
Growth and Income Fund                  of current income. Invests primarily in equity             Inc., Adviser.
                                        securities, including any listed ADRs (American
                                        Depositary Receipts) of domestic and foreign
                                        companies having market capitalizations of $1.5
                                        billion.

STI Classic Variable Trust              Long-term capital appreciation. Invests primarily in       Trusco Capital Management,
International Equity Fund               common stocks and other equity securities of established   Inc., Adviser.
                                        foreign companies. STI typically chooses companies in
                                        developed countries, but may invest in companies whose
                                        principal activities are in emerging markets.

STI Classic Variable Trust              To provide a high level of total return (current           Trusco Capital Management,
Investment Grade                        income and capital appreciation) consistent with a         Inc., Adviser.
Bond Fund                               goal of preservation of capital. Invests primarily in
                                        investment grade corporate debt securities, U.S.
                                        Treasury obligations and mortgage-backed securities.

STI Classic Variable Trust              Long-term capital appreciation. Invests at least 80%       Trusco Capital Management,
Mid-Cap Equity Fund                     of its net assets in a diversified portfolio of common     Inc., Adviser.
                                        stocks and other equity securities of U.S. companies
                                        that have capitalizations of $500 million to $10
                                        billion.

STI Classic Variable Trust              Capital appreciation with the secondary goal of current    Trusco Capital Management,
Small Cap Value                         income. Invests primarily in U.S. common stocks having     Inc., Adviser.
Equity Fund                             market capitalizations under $2 billion.

STI Classic Variable Trust              Current income with the secondary goal of capital          Trusco Capital Management,
Value Income Stock Fund                 appreciation. Invests primarily in common stocks and       Inc., Adviser.
                                        other equity securities of U.S. companies having
                                        market capitalizations of at least $2 billion and a
                                        history of paying regular dividends.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

                    IF YOUR GPA RATE IS:                       THE MVA IS:

              Less than the new GPA rate + 0.10%                Negative

              Equal to the new GPA rate + 0.10%                 Zero

              Greater than the new GPA rate + 0.10%             Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

     EARLY WITHDRAWAL AMOUNT X [(      1 + i     )(TO THE POWER OF n/12) - 1] = MVA
                                  --------------
                                   1 + j + .001

     Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

           n = number of months remaining in the current Guarantee Period
               (rounded up).

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

     $1,000 X [(         1.030       )(TO THE POWER OF 84/12) - 1] = -$39.84
                 -------------------
                   1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

     $1,000 X [(         1.030       )(TO THE POWER OF 84/12) - 1] = $27.61
                 -------------------
                   1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT

You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT


New contracts are not currently being offered. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-    how you want to make purchase payments;

-    the optional MAV death benefit(2);

-    the optional EDB(2);

-    the optional GMIB - MAV rider(3);

-    the optional GMIB - 6% Rising Floor rider(3);

-    the optional PCR(3);

-    the optional Benefit Protector Death Benefit(4);

-    the optional Benefit Protector Plus Death Benefit(4);

-    the length of the withdrawal charge schedule (5 or 7 years)(5); and

-    a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.
(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:


FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR TO           No restrictions on the amount of purchase payments
JUNE 16, 2003:                                            allocated to the GPAs or the one-year fixed account
                                                          (if available).

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR              The amount of any purchase payment allocated to the
AFTER JUNE 16 THROUGH DEC. 4, 2003:                       GPAs and the one-year fixed account in total cannot
                                                          exceed 30% of the purchase payment.

                                                          This 30% limit will not apply if you establish a
                                                          dollar cost averaging arrangement with respect to
                                                          the purchase payment according to procedures
                                                          currently in effect, or you are participating
                                                          according to the rules of an asset allocation model
                                                          portfolio program available under the contract, if
                                                          any.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR              In certain states where we offer GPAs that do not
AFTER DEC. 5, 2003:                                       require payment of a statutory minimum guaranteed
                                                          interest rate, the amount of any purchase payment
                                                          allocated to one-year fixed account cannot exceed
                                                          30% of the purchase payment. The amount of any
                                                          purchase payment allocated to the GPAs is not
                                                          subject to this 30% limit. Please consult your
                                                          sales representative to see if these restrictions
                                                          apply in your state. In all other states, the
                                                          amount of any purchase payment allocated to the
                                                          GPAs and the one-year fixed account in total cannot
                                                          exceed 30% of the purchase payment. We reserve the
                                                          right to further limit purchase payment allocations
                                                          to the one-year fixed account and/or GPAs if the
                                                          interest rate we are then crediting on new purchase
                                                          payments allocated to the one-year fixed account is
                                                          equal to the minimum interest rate stated in the
                                                          contract.

                                                          In all states, the 30% limit will not apply if you
                                                          establish a dollar cost averaging arrangement with
                                                          respect to the purchase payment according to
                                                          procedures currently in effect, or you are
                                                          participating according to the rules of an asset
                                                          allocation model portfolio program available under
                                                          the contract, if any.


There are no restrictions on allocations of purchase payments to the subaccounts.


We applied your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-    no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE
RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us. Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

     If paying by SIP:
          $50 initial payment.
          $50 for additional payments.

     If paying by any other method:
          $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
          $2,000 initial payment for contracts issued in all other states. $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
          $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our administrative office.


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).




       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantee, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                                         QUALIFIED ANNUITIES     NONQUALIFIED ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                               0.85%                      1.10%
MAV death benefit(1),(2)                                        1.05                       1.30
EDB(1)                                                          1.15                       1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                               1.15                       1.40
MAV death benefit(1),(2)                                        1.35                       1.60
EDB(1)                                                          1.45                       1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.
(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee,the MAV death benefit fee is .10% less.




       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIB terminates.

We calculate the fee as follows:

            GMIB - MAV                                   0.55% X (CV + ST - FAV)
            GMIB - 6% RISING FLOOR                       0.75% X (CV + ST - FAV)

      CV = contract value on the contract anniversary

      ST = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary.

     FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

-    The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:


     Contract value on the contract anniversary:                                      $73,250
     plus transfers from the subaccounts to the one-year fixed account
     in the six months before the contract anniversary:                               +15,000
     minus the value of the one-year fixed account on the contract anniversary:       -15,250
                                                                                      -------
                                                                                      $73,000

The GMIB fee charged to you:

     GMIB - MAV               (0.55% x $73,000) =                                     $401.50
     GMIB - 6% RISING FLOOR   (0.75% x $73,000) =                                     $547.50




       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA)."))


Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a)  is 10% of your prior anniversary's contract value, and

(b)  is current contract earnings.


NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

     PPW = XSF + (ACV - XSF)
                 ----------- X (PPNPW - XSF)
                 (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the schedule you selected:

                         SEVEN-YEAR SCHEDULE                                   FIVE-YEAR SCHEDULE(1)
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE        YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE              PAYMENT RECEIPT                 PERCENTAGE
               1                              8%                      1                               8%
               2                              8                       2                               7
               3                              7                       3                               6
               4                              7                       4                               4
               5                              6                       5                               2
               6                              5                       Thereafter                      0
               7                              3
               Thereafter                     0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       35
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WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

-    We received these payments

     -- $10,000 Jan. 1, 2004;

     -- $8,000 Feb. 28, 2011;

     -- $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-    The prior anniversary Jan. 1, 2013 contract value was $38,488.

WITHDRAWAL CHARGE       EXPLANATION
       $  0             $3,848.80 is 10% of the prior anniversary's contract
                        value withdrawn without withdrawal charge; and
          0             $10,252.20 is contract earnings in excess of the 10% TFA
                        withdrawal amount withdrawn without withdrawal charge;
                        and
          0             $10,000 Jan. 1, 2004 purchase payment was received five
                        or more years before withdrawal and is withdrawn without
                        withdrawal charge; and
        560             $8,000 Feb. 28, 2011 purchase payment is in its fourth
                        year from receipt, withdrawn with a 7% withdrawal
                        charge; and
        420             $6,000 Feb. 20, 2012 purchase payment is in its third
       ----             year from receipt withdrawn with a 7% withdrawal charge.
       $980

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL CHARGE       EXPLANATION
       $  0             $3,848.80 is 10% of the prior anniversary's contract
                        value withdrawn without withdrawal charge; and
          0             $10,252.20 is contract earnings in excess of the 10% TFA
                        withdrawal amount withdrawn without withdrawal charge;
                        and
          0             $10,000 Jan. 1, 2004 purchase payment was received five
                        or more years before withdrawal and is withdrawn without
                        withdrawal charge; and
        320             $8,000 Feb. 28, 2011 purchase payment is in its fourth
                        year from receipt, withdrawn with a 4% withdrawal
                        charge; and
        360             $6,000 Feb. 20, 2012 purchase payment is in its third
       ----             year from receipt withdrawn with a 6% withdrawal charge.
       $680

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-    withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-    amounts we refund to you during the free look period;* and

-    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

-    plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


-    minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

     -- Guaranteed Minimum Income Benefit rider - MAV;

     -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     -- Performance Credit rider;

     -- Benefit Protector(SM) rider; and/or

     -- Benefit Protector(SM) Plus rider.

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial withdrawals;

-    withdrawal charges;


and the deduction of a prorated version of:

-    the fee for any of the following optional benefits you have selected:

     -- Guaranteed Minimum Income Benefit rider - MAV;

     -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     -- Performance Credit rider;

     -- Benefit Protector(SM) rider; and/or

     -- Benefit Protector(SM) Plus rider.


Accumulation unit values will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and


- mortality and expense risk fee and the variable account administrative charge.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                  NUMBER
                                                             AMOUNT        ACCUMULATION          OF UNITS
                                           MONTH            INVESTED        UNIT VALUE           PURCHASED
By investing an equal number
of dollars each month ...                   Jan               $100             $20                  5.00

                                            Feb                100              18                  5.56

you automatically buy                       Mar                100              17                  5.88
more units when the
per unit market price is low ... ---->      Apr                100              15                  6.67

                                            May                100              16                  6.25

                                            Jun                100              18                  5.56

                                            Jul                100              17                  5.88

and fewer units                             Aug                100              19                  5.26
when the per unit
market price is high.            ---->      Sept               100              21                  4.76

                                            Oct                100              20                  5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfer. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES


- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:


FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR       It is our general policy to allow you to transfer
TO JUNE 16, 2003:                                  contract values from the one-year fixed account to
                                                   the subaccounts or the GPAs once a year on or within
                                                   30 days before or after the contract anniversary
                                                   (except for automated transfers, which can be set up
                                                   at any time for certain transfer periods subject to
                                                   certain minimums). Currently, we have removed this
                                                   restriction and you may transfer contract values
                                                   from the one-year fixed account to the subaccounts
                                                   at any time. We will inform you at least 30 days in
                                                   advance of the day we intend to reimpose this
                                                   restriction.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR       You may transfer contract values from the one-year
AFTER JUNE 16 THROUGH DEC. 4, 2003:                fixed account to the subaccounts or GPAs once a year
                                                   on or within 30 days before or after the contract
                                                   anniversary (except for automated transfers, which
                                                   can be set up at any time for certain transfer
                                                   periods subject to certain minimums). The amount of
                                                   contract value transferred to the GPAs or the
                                                   one-year fixed account cannot result in the value of
                                                   the GPAs and the one-year fixed account in total
                                                   being greater than 30% of the contract value. Total
                                                   transfers out of the GPAs and one-year fixed account
                                                   in any contract year are limited to 30% of the total
                                                   value of the GPAs and one-year fixed account at the
                                                   beginning of the contract year or $10,000, whichever
                                                   is greater.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR       You may transfer contract values from the one-year
AFTER DEC. 5, 2003:                                fixed account to the subaccounts or GPAs once a year
                                                   on or within 30 days before or after the contract
                                                   anniversary (except for automated transfers, which
                                                   can be set up at any time for certain transfer
                                                   periods subject to certain minimums). The amount of
                                                   contract value transferred to the one-year fixed
                                                   account cannot result in the value of the one-year
                                                   fixed account in total being greater than 30% of the
                                                   contract value. We reserve the right to further
                                                   limit transfers to the one-year fixed account and/or
                                                   GPAs if the interest rate we are then crediting on
                                                   new purchase payments allocated to the one-year
                                                   fixed account is equal to the minimum interest rate
                                                   stated in the contract. Total transfers out of the
                                                   one-year fixed account in any contract year are
                                                   limited to 30% of the one-year fixed account value
                                                   at the beginning of the contract year or $10,000,
                                                   whichever is greater.


     Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts. and we reserve the right to limit the number of subaccounts in which you may invest.

-    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

     For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly

                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay charges (see "Charges -- Withdrawal Charge") or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period-- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the the one-year fixed account and/or the subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract; or

     -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit Rider, the riders will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

-    Return of Purchase Payments death benefit (ROP);

-    Maximum Anniversary Value death benefit (MAV); and

-    Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

                                                                     PW X DB
     ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT = -------
                                                                       CV

       PW = the partial withdrawal including any applicable MVA or withdrawal charge.

       DB = the death benefit on the date of (but prior to) the partial withdrawal.

       CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

-    On Jan. 1, 2005 you make an additional purchase payment of $5,000.

- On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

-    On March 1, 2006 the contract value grows to $23,000.

     We calculate the ROP death benefit on March 1, 2006 as follows:


       Contract value at death:                                                        $23,000.00
                                                                                       ==========
       Purchase payments and purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                        $25,000.00
          minus adjusted partial withdrawals calculated as:
          $1,500 X $25,000
          ---------------- =                                                            -1,704.55
              $22,000                                                                  ----------
          for a death benefit of:                                                      $23,295.45
                                                                                       ==========
       ROP death benefit, calculated as the greatest of these two values:              $23,295.45


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or


3.   the MAV on the date of death.


MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2005 as follows:


       Contract value at death:                                                        $20,500.00
                                                                                       ==========
       Purchase payments and purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                        $20,000.00
          minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 X $20,000
          ---------------- =                                                            -1,363.64
              $22,000                                                                  ----------
          for a death benefit of:                                                      $18,636.36
                                                                                       ==========
       The MAV immediately preceding the date of death:
          Greatest of your contract anniversary contract values:                       $24,000.00
          plus purchase payments and purchase payment credits
          made since that anniversary:                                                      +0.00
          minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 X $24,000
          ---------------- =                                                            -1,636.36
              $22,000                                                                  ----------
       for a death benefit of:                                                         $22,363.64
                                                                                       ==========
     The MAV death benefit, calculated as the greatest of these
     three values, which is the MAV:                                                   $22,363.64


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB rider to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;


3.   the MAV on the date of death; or


4.   the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-    the amounts allocated to the subaccounts at issue increased by 5%,

-    plus any subsequent amounts allocated to the subaccounts,

-    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                   PWT X VAF
     5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  ---------
                                                                       SV


          PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.


          VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

           SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.


- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.


- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     The death benefit on March 1, 2005 is calculated as follows:


       Contract value at death:                                                        $22,800.00
                                                                                       ==========
       Purchase payments and purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                        $25,000.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 X $25,000
          ---------------- =                                                            -1,543.21
               $24,300                                                                 ----------
          for a return of purchase payments death benefit of:                          $23,456.79
                                                                                       ==========


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The MAV immediately preceding the date of death:



          Greatest of your contract anniversary contract values:                       $25,000.00
          plus purchase payments and purchase payment credits
          made since the prior anniversary:                                                 +0.00
          minus adjusted partial withdrawals made since that
          anniversary, calculated as:
          $1,500 X $25,000
          ---------------- =                                                            -1,543.21
              $24,300                                                                  ----------
          for a MAV death benefit of:                                                  $23,456.79
                                                                                       ==========
       The 5% rising floor:
          The variable account floor on Jan. 1, 2005,
          calculated as: 1.05 X $20,000 =                                              $21,000.00
          plus amounts allocated to the subaccounts since that anniversary:                 +0.00
          minus the 5% rising floor adjusted partial withdrawal
          from the subaccounts, calculated as:
          $1,500 X $21,000
          ---------------- =                                                           -$1,657.89
              $19,000                                                                  ----------
          variable account floor benefit:                                              $19,342.11
          plus the one-year fixed account value:                                        +5,300.00
          5% rising floor (value of the GPAs, one-year fixed account
          and the variable account floor):                                             $24,642.11
                                                                                       ==========
       EDB, calculated as the greatest of these three values, which is the 5%
       rising floor:                                                                   $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

-    you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

-    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

-    GMIB - Maximum Anniversary Value (MAV); or

-    GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or


3.   the MAV.


MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

     PMT X CVG
     ---------
        ECV

        PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.
        CVG = current contract value at the time you exercise the GMIB - MAV. ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

     --   Plan A - Life Annuity - no refund

     --   Plan B - Life Annuity with ten years certain

     --   Plan D - Joint and last survivor life annuity - no refund

-    You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

      P SUB(t-1) (1 + i) = P SUB(t)
     -------------------
            1.05

              P SUB(t-1)  =  prior annuity payout
              P SUB(t)    =  current annuity payout
              i           =  annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

-    The GMIB - MAV will terminate on the date:

     --   you make a full withdrawal from the contract;

     --   a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

-    There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                             GMIB
ANNIVERSARY                         CONTRACT VALUE     PURCHASE PAYMENTS         MAV            BENEFIT BASE
  1                                   $107,000             $101,000            $107,000
  2                                    125,000              101,000             125,000
  3                                    132,000              101,000             132,000
  4                                    150,000              101,000             150,000
  5                                     85,000              101,000             150,000
  6                                    120,000              101,000             150,000
  7                                    138,000              101,000             150,000           $150,000
  8                                    152,000              101,000             152,000            152,000
  9                                    139,000              101,000             152,000            152,000
 10                                    126,000              101,000             152,000            152,000
 11                                    138,000              101,000             152,000            152,000
 12                                    147,000              101,000             152,000            152,000
 13                                    163,000              101,000             163,000            163,000
 14                                    159,000              101,000             163,000            163,000
 15                                    215,000              101,000             215,000            215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                          MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                     GMIB                 LIFE ANNUITY --   LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                 BENEFIT BASE                NO REFUND      TEN YEARS CERTAIN     ANNUITY -- NO REFUND
 10                                 $152,000 (MAV)                       $  784.32          $  763.04            $627.76
 15                                  215,000 (Contract Value = MAV)       1,268.50           1,210.45             982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                          LIFE ANNUITY --   LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                 CONTRACT VALUE              NO REFUND      TEN YEARS CERTAIN     ANNUITY -- NO REFUND
 10                                            $126,000                  $  650.16          $  632.52            $520.38
 15                                             215,000                   1,268.50           1,210.45             982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or


3.   the 6% rising floor.


6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:


- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,


-  plus any subsequent amounts allocated to the subaccounts, and

-  minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

-    subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

     PMT X CVG
     ---------
        ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
     CVG = current contract value at the time you exercise the GMIB.
     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

     PMT X (1.06)(TO THE POWER OF CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

     --   Plan A - Life Annuity - no refund

     --   Plan B - Life Annuity with ten years certain

     --   Plan D - Joint and last survivor life annuity - no refund

-    You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

      P SUB(t-1) (1 + i) = P SUB(t)
      ------------------
            1.05

              P SUB(t-1)  =  prior annuity payout
              P SUB(t)    =  current annuity payout
              i           =  annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

-    The GMIB - 6% Rising Floor will terminate on the date:

     --   you make a full withdrawal from the contract;

     --   a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       55
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EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

-    There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                           GMIB
ANNIVERSARY                         CONTRACT VALUE     PURCHASE PAYMENTS     6% RISING FLOOR    BENEFIT BASE
  1                                     $107,000            $100,000            $106,000
  2                                      125,000             100,000             112,360
  3                                      132,000             100,000             119,102
  4                                      150,000             100,000             126,248
  5                                       85,000             100,000             133,823
  6                                      120,000             100,000             141,852
  7                                      138,000             100,000             150,363          $150,363
  8                                      152,000             100,000             159,388           159,388
  9                                      139,000             100,000             168,948           168,948
 10                                      126,000             100,000             179,085           179,085
 11                                      138,000             100,000             189,830           189,830
 12                                      147,000             100,000             201,220           201,220
 13                                      215,000             100,000             213,293           215,000
 14                                      234,000             100,000             226,090           234,000
 15                                      240,000             100,000             239,655           240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                          MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                     GMIB                 LIFE ANNUITY --   LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                 BENEFIT BASE                NO REFUND      TEN YEARS CERTAIN     ANNUITY -- NO REFUND
 10                                   $179,085 (6% Rising Floor)      $  872.14           $  850.65               $  691.27
 15                                    240,000 (Contract Value)        1,346.40            1,286.40                1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                PLAN A -            PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                                          LIFE ANNUITY --   LIFE ANNUITY WITH      LAST SURVIVOR LIFE
AT EXERCISE                                 CONTRACT VALUE              NO REFUND      TEN YEARS CERTAIN     ANNUITY -- NO REFUND
 10                                            $126,000                 $  650.16         $  632.52              $  520.38
 15                                             240,000                  1,416.00          1,351.20               1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

   TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW X TV
                                                 -------
                                                    CV

     PW = the partial withdrawal including any applicable withdrawal charge or
          MVA.
     TV = the target value on the date of (but prior to) the partial withdrawal. CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

     5% X (PP - PCRPW - PP5)

          PP    =   total purchase payments and purchase payment credits.
          PCRPW =   PCR adjusted partial withdrawals. The PCR adjusted
                    partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.

          PP5   =   purchase payments and purchase payment credits made in
                    the prior five years.

                    We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-    The PCR will terminate on the date:

     --   you make a full withdrawal from the contract,

     --   that a death benefit is payable, or

     --   you choose to begin taking annuity payouts.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

-    There are no additional purchase payments and no partial withdrawals

-    On Jan. 1, 2014, the contract value is $200,000

- We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 X (1.072)(TO THE POWER OF 10) = $101,000 X 2.00423 = $202,427.

     Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

     5% X (PP - TVPW - PP5) = 1.05 X ($101,000 - 0 - 0) = $5,050.

     After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

- On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with the EDB.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

-    the applicable death benefit,

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                                        $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
        previously withdrawn):
        0.40 X ($110,000 - $100,000) =                                            +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit (MAV):                                                   $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 X ($110,000 - $100,000) =                                            +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):                  $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 X ($57,619 - $55,000) =                                             +1,048
                                                                                -------
     Total death benefit of:                                                    $58,667


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.


- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                                        $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                     +55,000
                                                                                --------
     Total death benefit of:                                                    $255,000

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value less any purchase payment credits
     added in the last 12 months):                                              $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                     +55,000
                                                                                --------
     Total death benefit of:                                                    $304,500

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                                        $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)
        0.40 X ($250,000 - $105,000) =                                           +58,000
                                                                                --------
     Total death benefit of:                                                    $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with the EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                0%                                              0%
Three and Four                            10%                                           3.75%
Five or more                              20%                                            7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

-    the applicable death benefit (see "Benefits in Case of Death"), plus:

                              IF YOU AND THE ANNUITANT ARE UNDER           IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR                 AGE 70 ON THE RIDER EFFECTIVE DATE, ADD ...  OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
One                           Zero                                         Zero
Two                           40% X earnings at death (see above)          15% X earnings at death
Three and Four                40% X (earnings at death + 25% of initial    15% X (earnings at death + 25% of initial
                              purchase payment*)                           purchase payment*)
Five or more                  40% X (earnings at death + 50% of initial    15% X (earnings at death + 50% of initial
                              purchase payment*)                           purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.


- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

        MAV death benefit (contract value):                                     $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 X ($110,000 - $100,000) =                                            +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

        MAV death benefit (MAV):                                                $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 X ($110,000 - $100,000) =                                            +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 X $100,000 =                          +10,000
                                                                                --------
     Total death benefit of:                                                    $124,000

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

        MAV death benefit (MAV adjusted for partial withdrawals):               $57,619
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 X ($57,619 - $55,000) =                                             +1,048
        plus 10% of purchase payments made within 60 days of contract
        issue and not previously withdrawn: 0.10 X $55,000 =                     +5,500
                                                                                -------
     Total death benefit of:                                                    $64,167


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

        MAV death benefit (contract value):                                     $200,000
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn
        that are one or more years old                                           +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 X $55,000 =            +11,000
                                                                                --------
     Total death benefit of:                                                    $266,000

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

        MAV death benefit (contract value less any purchase payment credits
        added in the last 12 months):                                           $249,500
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of
        100% of purchase payments not previously withdrawn
        that are one or more years old                                           +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 X $55,000 =            +11,000
                                                                                --------
     Total death benefit of:                                                    $315,500

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

        MAV death benefit (contract value):                                     $250,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 X ($250,000 - $105,000) =                                           +58,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 X $55,000 =                           +11,000
                                                                                --------
     Total death benefit of:                                                    $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.


You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death or in the event of non-natural ownership, the death of the annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if annuity payouts begin before the first contract anniversary.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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


TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or the life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of ten years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to a mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    Because of your death,

-    Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-    To pay certain medical or education expenses (IRAs only).

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS AND PCR DEATH BENEFIT
RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;


-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       68
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ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE


SELECTED FINANCIAL DATA(1)

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.



YEARS ENDED DEC. 31, (THOUSANDS)                                 2004         2003(1)      2002(1)       2001(1)       2000(1)
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $  376,487    $  372,194   $  292,067    $  271,718    $  299,759
Net gain (loss) on investments                                     5,193        25,105            3       (89,920)          469
Other                                                             36,012        21,277       18,957        14,806         7,553
TOTAL REVENUES                                                $  417,692    $  418,576   $  311,027    $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
   AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 $   43,200    $   56,704   $  (52,177)   $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE   $   25,192    $   37,629   $  (33,690)   $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT    $   (3,562)   $       --   $       --    $       --    $       --
NET INCOME (LOSS)                                             $   21,630    $   37,629   $  (33,690)   $  (41,728)   $   24,365
TOTAL ASSETS                                                  $9,149,189    $8,735,643   $8,026,730    $5,275,681    $4,652,221



(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
                                       69
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MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.


REVENUES


Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.


BENEFITS AND EXPENSES


Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.


REVENUES


Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS
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


Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.


BENEFITS AND EXPENSES


Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.


INVESTMENT SECURITIES VALUATION


Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.


DEFERRED POLICY ACQUISITION COSTS


Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.


LIABILITIES FOR FUTURE POLICY BENEFITS


FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY


The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.


FUNDING STRATEGY


American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.



                                                                                   PAYMENTS DUE BY YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(MILLIONS)                                                    TOTAL       2005      2006-2007      2008-2009     AND THEREAFTER
----------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                               $8,017      $730       $1,655         $1,618           $4,014
Total                                                         $8,017      $730       $1,655         $1,618           $4,014



(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.


RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES


During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.


CONTINGENT LIQUIDITY PLANNING


AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

RISK MANAGEMENT


American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.


INTEREST RATE RISK


At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.


EQUITY MARKET RISK


American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(R) Classic Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

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6
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American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

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7
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American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

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8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

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American Enterprise Life Insurance Company
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In July 2003, the American Institute of Certified Public Accountants issued SOP
03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

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American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

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American Enterprise Life Insurance Company
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In evaluating potential other-than-temporary impairments, American Enterprise
Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

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American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL

STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

   RPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X RP
                                        -------
                                           CV

      PW = the partial withdrawal including any applicable withdrawal charge or
           MVA.
      CV = the contract value on the date of (but prior to) the partial withdrawal.
     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

   EPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X EPA    EPA
                                        -------- X
                                            CV      RPA


    PW = the partial withdrawal including any applicable withdrawal charge or
         MVA.
    CV = the contract value on the date of (but prior to) the partial withdrawal.
   EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
   RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

-    Contract values before any partial withdrawals are shown below.

-    On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

- On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                                                  TOTAL PURCHASE PAYMENTS                        CONTRACT VALUE
---------------------------------------------------------------------------------------------------------------------
Jan. 1, 2004                                                $100,000                                   $100,000

Jan. 1, 2005                                                 100,000                                    110,000

Jan. 1, 2006                                                 100,000                                    115,000

Jan. 1, 2007                                                 100,000                                    120,000

Jan. 1, 2008                                                 100,000                                    115,000

Jan. 1, 2009                                                 100,000                                    120,000

Jan. 1, 2010                                                 200,000                                    225,000

Jan. 1, 2011                                                 200,000                                    230,000

Jan. 1, 2012                                                 200,000                                    235,000

Jan. 1, 2013                                                 200,000                                    230,000

Jan. 1, 2014                                                 200,000                                    235,000

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:
     RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $100,000  =  $8,333
     minus the RPA adjusted partial withdrawals for all previous       ------------------
     partial withdrawals = $100,000 - 0 = $100,000                          $120,000

For the second partial withdrawal on Jan. 1, 2012:
     RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $191,667  =  $8,156
     minus the RPA adjusted partial withdrawals for all previous       ------------------
     partial withdrawals = $200,000 - $8,333 = $191,667                     $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
     EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $100,000  X  $100,000   =  $8,156
     AND the five-year exclusion period minus the EPA adjusted         ------------------     --------
     partial withdrawals for all previous partial                           $120,000         $100,000
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
     EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $91,844   X    $91,844  =  $1,873
     AND the five-year exclusion period minus the EPA                  -----------------       --------
     adjusted partial withdrawals for all previous partial                  $235,000           $191,667
     withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,156 + $1,873 = $10,029

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                           p.  3
Rating Agencies                                       p.  4
Principal Underwriter                                 p.  4
Independent Registered Public Accounting Firm         p.  4
Condensed Financial Information (Unaudited)           p.  5
Financial Statements

       AMERICAN EXPRESS INNOVATIONS CLASSIC VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437

45281 G (4/05)

PROSPECTUS


APRIL 29, 2005

AMERICAN EXPRESS
INNOVATIONS(R) CLASSIC SELECT VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY


Issued by: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Administrative Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:

American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II Shares
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2 Shares
Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)
Liberty Variable Investment Trust, Class B
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service
Putnam Variable Trust - Class IB Shares
STI Classic Variable Trust
The Universal Institutional Funds, Inc., Class II
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Please read the prospectuses carefully and keep them for future reference. Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
1   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS......................................................................3

THE CONTRACT IN BRIEF..........................................................5

EXPENSE SUMMARY................................................................7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)...................................13


FINANCIAL STATEMENTS..........................................................24

THE VARIABLE ACCOUNT AND THE FUNDS............................................24

GUARANTEE PERIOD ACCOUNTS (GPAS)..............................................34

THE ONE-YEAR FIXED ACCOUNT....................................................35

BUYING YOUR CONTRACT..........................................................36

CHARGES.......................................................................38

VALUING YOUR INVESTMENT.......................................................43

MAKING THE MOST OF YOUR CONTRACT..............................................44

WITHDRAWALS...................................................................49

TSA -- SPECIAL WITHDRAWAL PROVISIONS..........................................50

CHANGING OWNERSHIP............................................................50

BENEFITS IN CASE OF DEATH.....................................................51

OPTIONAL BENEFITS ............................................................53

THE ANNUITY PAYOUT PERIOD.....................................................66

TAXES ........................................................................68

VOTING RIGHTS.................................................................71

SUBSTITUTION OF INVESTMENTS...................................................71

ABOUT THE SERVICE PROVIDERS...................................................72

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE.........................74

ADDITIONAL INFORMATION........................................................81

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................81

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION..............82

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA).........................103

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE..................105

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES....................................106

APPENDIX D: EXAMPLE -- DEATH BENEFITS........................................109

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER..............112

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER................114

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS.....................116

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER.............121

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER........123

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................125

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


--------------------------------------------------------------------------------
2   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

--------------------------------------------------------------------------------
3   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
4   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirment plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 24)

o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 34)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 35)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 36)


MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for Systematic Investment Plans (SIPs)

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


--------------------------------------------------------------------------------
5   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

For contracts issued in Alabama and Oregon, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.

For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 48)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 49)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 50)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 51)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 53)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 66)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 68)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


--------------------------------------------------------------------------------
6   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                         SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                            1                                  8%
                 2                            8                             2                                  7
                 3                            7                             3                                  6
                 4                            7                             4                                  4
                 5                            6                             5                                  2
                 6                            5                             Thereafter                         0
                 7                            3
                 Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                          AND YOUR AIR IS 3.5%, THEN         AND YOUR AIR IS 5.0%, THEN
                                                            YOUR DISCOUNT RATE PERCENT (%) IS: YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                                      6.00%                        7.50%
Five-year withdrawal charge schedule                                       6.15%                        7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                                      6.20%                         6.35%
Five-year withdrawal charge schedule                                       7.70%                         7.85%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

--------------------------------------------------------------------------------
7   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)


YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP Death Benefit                                              1.00%                     0.15%                      1.15%
MAV Death Benefit                                              1.20                      0.15                       1.35
5% Accumulation Death Benefit                                  1.35                      0.15                       1.50
Enhanced Death Benefit                                         1.40                      0.15                       1.55

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.15                      0.15                       1.30
MAV Death Benefit                                              1.35                      0.15                       1.50
5% Accumulation Death Benefit                                  1.50                      0.15                       1.65
Enhanced Death Benefit                                         1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP Death Benefit                                              1.20%                     0.15%                      1.35%
MAV Death Benefit                                              1.40                      0.15                       1.55
5% Accumulation Death Benefit                                  1.55                      0.15                       1.70
Enhanced Death Benefit                                         1.60                      0.15                       1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.35                      0.15                       1.50
MAV Death Benefit                                              1.55                      0.15                       1.70
5% Accumulation Death Benefit                                  1.70                      0.15                       1.85
Enhanced Death Benefit                                         1.75                      0.15                       1.90


OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                              $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                                                                        0.25%

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                                                                   0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)


OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                               MAXIMUM: 1.75%      CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                                 MAXIMUM: 1.50%      CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                                 MAXIMUM: 1.50%      CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                        MAXIMUM: 1.75%      CURRENT: 0.60%(1)

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE      MAXIMUM: 2.00%      CURRENT: 0.65%(1)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



--------------------------------------------------------------------------------
8   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                          MINIMUM                      MAXIMUM
Total expenses before fee waivers and/or expense reimbursements             .57%                        3.89%

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                           GROSS TOTAL
                                                                         MANAGEMENT    12B-1      OTHER      ANNUAL
                                                                            FEES        FEES    EXPENSES    EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                              .51%      .13%       .05%         .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                             .60       .13        .08          .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                    .64       .13        .09          .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                                .57       .13        .15          .85(1)
AXP(R) Variable Portfolio - Growth Fund                                       .55       .13        .17          .85(1)
AXP(R) Variable Portfolio - High Yield Bond Fund                              .62       .13        .07          .82(1)
AXP(R) Variable Portfolio - Income Opportunities Fund                         .64       .13        .78         1.55(2)
AXP(R) Variable Portfolio - Large Cap Equity Fund                             .65       .13        .07          .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Large Cap Value Fund                              .63       .13       2.09         2.85(2)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                            .53       .13        .06          .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                        .81       .13       1.03         1.97(2)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                     .94       .13        .20         1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                                .29       .13        .15          .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund               .61       .13        .08          .82(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund               1.11       .13        .43         1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AXP(R) Variable Portfolio - Threadneedle International Fund                   .75       .13        .10          .98(1)
(previously AXP(R) Variable Portfolio - International Fund)
AIM V.I. Basic Value Fund, Series II Shares                                   .72       .25        .30         1.27(3)
AIM V.I. Capital Development Fund, Series II Shares                           .75       .25        .35         1.35(3)
AIM V.I. Mid Cap Core Equity Fund, Series II Shares                           .73       .25        .31         1.29(3)
AllianceBernstein VP Growth and Income Portfolio (Class B)                    .55       .25        .05          .85(4)
AllianceBernstein VP International Value Portfolio (Class B)                  .75       .25        .20         1.20(4)
AllianceBernstein VP Total Return Portfolio (Class B)                         .55       .25        .16          .96(4)
American Century(R) VP Inflation Protection, Class II                         .49       .25         --          .74(5)
American Century(R) VP International, Class II                               1.17       .25         --         1.42(5)
American Century(R) VP Ultra, Class II                                        .90       .25         --         1.15(5)
American Century(R) VP Value, Class II                                        .83       .25         --         1.08(5)
Colonial Small Cap Value Fund, Variable Series, Class B                       .80       .25        .17         1.22(6)
Columbia High Yield Fund, Variable Series, Class B                            .60       .25        .16         1.01(7)
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class     .75       .25        .03         1.03(8),(9)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service            .75       .25        .10         1.10(9)
Share Class
Dreyfus Variable Investment Fund Appreciation Portfolio, Service              .75       .25        .04         1.04(9)
Share Class
Dreyfus Variable Investment Fund International Value Portfolio,              1.00       .25        .24         1.49(8),(9)
Service Share Class
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                       .57       .25        .11          .93(10)


--------------------------------------------------------------------------------
9   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                            GROSS TOTAL
                                                                         MANAGEMENT    12B-1     OTHER         ANNUAL
                                                                            FEES       FEES     EXPENSES      EXPENSES
Fidelity(R) VIP Growth Portfolio Service Class 2                              .58%     .25%        .10%         .93%(10)
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2               .43      .25         .13          .81(10)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                             .57      .25         .14          .96(10)
Fidelity(R) VIP Overseas Portfolio Service Class 2                            .72      .25         .19         1.16(10)
FTVIPT Franklin Income Securities Fund - Class 2                              .47      .25         .02          .74(11),(12)
FTVIPT Franklin Rising Dividends Securities Fund - Class 2                    .68      .25         .03          .96(11),(12),(13)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2                .48      .25         .29         1.02(12),(13)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
FTVIPT Mutual Shares Securities Fund - Class 2                                .60      .25         .15         1.00(12)
FTVIPT Templeton Global Income Securities Fund - Class 2                      .62      .25         .16         1.03(11)
FTVIPT Templeton Growth Securities Fund - Class 2                             .79      .25         .07         1.11(11),(12)
Goldman Sachs VIT Mid Cap Value Fund                                          .80       --         .08          .88(14)
MFS(R) Investors Growth Stock Series - Service Class                          .75      .25         .11         1.11(15),(16)
MFS(R) New Discovery Series - Service Class                                   .90      .25         .11         1.26(15),(16)
MFS(R) Total Return Series - Service Class                                    .75      .25         .08         1.08(15),(16)
MFS(R) Utilities Series - Service Class                                       .75      .25         .14         1.14(15),(16)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                      .64      .25         .02          .91(9)
Oppenheimer Global Securities Fund/VA, Service Shares                         .63      .25         .03          .91(9)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                     .75      .25         .06         1.06(9)
Oppenheimer Strategic Bond Fund/VA, Service Shares                            .71      .25         .03          .99(9)
Putnam VT Health Sciences Fund - Class IB Shares                              .70      .25         .15         1.10(9)
Putnam VT International Equity Fund - Class IB Shares                         .75      .25         .19         1.19(9)
Putnam VT Small Cap Value Fund - Class IB Shares                              .77      .25         .10         1.12(9)
Putnam VT Vista Fund - Class IB Shares                                        .65      .25         .14         1.04(9)
STI Classic Variable Trust Capital Appreciation Fund                         1.15       --         .28         1.43(17)
STI Classic Variable Trust Growth and Income Fund                             .90       --         .63         1.53(17)
STI Classic Variable Trust International Equity Fund                         1.25       --        2.64         3.89(17)
STI Classic Variable Trust Investment Grade Bond Fund                         .74       --         .45         1.19(17)
STI Classic Variable Trust Mid-Cap Equity Fund                               1.15       --         .50         1.65(17)
STI Classic Variable Trust Small Cap Value Equity Fund                       1.15       --         .42         1.57(17)
STI Classic Variable Trust Value Income Stock Fund                            .80       --         .31         1.11(17)
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares           .57      .25         .04          .86(9)
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares                     .76      .35         .26         1.37(18)
Wanger International Small Cap                                               1.17       --         .19         1.36(19)
Wanger U.S. Smaller Companies                                                 .92       --         .08         1.00(20)

  (1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

  (2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

  (3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund


--------------------------------------------------------------------------------
10   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
       or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.22% for AIM V.I. Basic Value Fund, Series II Shares average daily net assets. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

  (4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

  (5) Based on expenses incurred by the Fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

  (6) The Fund's distributor has voluntarily agreed to reimburse the Fund for a portion of the Class B share 12b-1 fee so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.13% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the distributor at any time.

  (7) The Fund's advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60%. If this waiver were reflected in the table, other expenses for Class B shares would be 0.00% and total annual fund operating expenses for Class B shares would be 0.66%. In addition, the Fund's distributor has voluntarily agreed to waive 0.19% of the 12b-1 fees. If this waiver were reflected in the table, the 12b-1 fees for Class B shares would be 0.06%. These arrangements may be modified or terminated by the distributor at any time.

  (8) The Dreyfus Corporation has undertaken, until Dec. 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00% for Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class and 1.40% for Dreyfus Variable Investment Fund International Value, Service Share Class.

  (9) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

 (10) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.90% for Fidelity(R) Growth Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

 (11) The Fund administration fee is paid indirectly through the management fee.

 (12) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

 (13) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.02%) and 0.94% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and (0.03%) and 0.99% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.

 (14) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the Fund's average daily net assets. The Investment Adviser may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

 (15) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

 (16) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series, 1.07% for Total Return Series and 1.13% for Utilities Series.

 (17) The Investment adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse Fund expenses) to the extent "Gross total annual expenses" exceed 1.15% for STI Classic Variable Trust Capital Appreciation Fund, 1.18% for STI Classic Variable Trust Growth and Income Fund, 1.60% for STI Classic Variable Trust International Equity Fund, 0.75% for STI Classic Variable Trust Investment Grade Bond Fund, 1.15% for STI Classic Variable Trust Mid-Cap Equity Fund, 1.20% for STI Classic Variable Trust Small Cap Value Equity Fund and 0.95% for STI Classic Variable Trust Value Income Stock Fund. Fee waivers and expense reimbursements are voluntary (except for STI Classic Variable Trust Growth and Income Fund, for which the expense limit is contractual) and may be terminated at any time.

 (18) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "12b-1 fees," "Other expenses" and "Gross total annual expenses" for U.S. Real Estate Portfolio Class II were 0.76%, 0.25%, 0.26% and 1.27%. Expense information has been restated to reflect current fees in effect as of Nov. 1, 2004.

 (19) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       1.15% of net assets up to $100 million; 1.00% of the next $150 million; and 0.95% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 1.01%; Other expenses, 0.19%; and Gross total annual expenses, 1.20%.

 (20) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.


--------------------------------------------------------------------------------
11   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

   o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

   o  assets of the fund's adviser, subadviser or an affiliate of either;

   o  assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

   o compensating, training and educating registered representatives who sell the contracts;

   o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

   o  advertising,   printing  and  mailing  sales   literature,   printing  and
      distributing prospectuses and reports;

   o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

   o subaccounting, transaction processing, recordkeeping and administrative services.


EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                          1 YEAR    3 YEARS     5 YEARS   10 YEARS    1 YEAR    3 YEARS   5 YEARS  10 YEARS
Seven-year withdrawal charge schedule      $1,605.32  $3,093.00   $4,550.57  $7,716.40   $805.32  $2,393.00 $3,950.57 $7,716.40
Five-year withdrawal charge schedule        1,625.82   3,048.88    4,234.55   7,840.82    825.82   2,448.88  4,034.55  7,840.82

QUALIFIED ANNUITY                             1 YEAR    3 YEARS     5 YEARS   10 YEARS    1 YEAR    3 YEARS   5 YEARS  10 YEARS
Seven-year withdrawal charge schedule      $1,589.95  $3,050.94   $4,487.08  $7,621.24   $789.95  $2,350.94 $3,887.08 $7,621.24
Five-year withdrawal charge schedule        1,610.45   3,007.00    4,171.63   7,747.77    810.45   2,407.00  3,971.63  7,747.77


--------------------------------------------------------------------------------
12   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                  IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                            AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                          1 YEAR    3 YEARS     5 YEARS   10 YEARS    1 YEAR    3 YEARS   5 YEARS  10 YEARS
Seven-year withdrawal charge schedule      $  993.52  $1,298.53   $1,628.76  $2,225.12   $193.52    $598.53 $1,028.76 $2,225.12
Five-year withdrawal charge schedule        1,014.02   1,260.60    1,333.08   2,437.72    214.02     660.60  1,133.08  2,437.72

QUALIFIED ANNUITY                             1 YEAR    3 YEARS     5 YEARS   10 YEARS    1 YEAR    3 YEARS   5 YEARS  10 YEARS
Seven-year withdrawal charge schedule        $978.15  $1,251.82   $1,549.94  $2,062.91   $178.15    $551.82 $  949.94 $2,062.91
Five-year withdrawal charge schedule          998.65   1,214.07    1,254.92   2,278.66    198.65     614.07  1,054.92  2,278.66

(1) In these examples, the $40 contract administrative charge is estimated as a .018% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (11/11/1999)
Accumulation unit value at beginning of period                          $1.07    $1.08    $1.08    $1.05   $1.01    $1.00
Accumulation unit value at end of period                                $1.07    $1.07    $1.08    $1.08   $1.05    $1.01
Number of accumulation units outstanding at end of period (000 omitted)    64       72      161      284      --       --

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
  CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.48% AND 0.48%,
  RESPECTIVELY.
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.20    $1.17    $1.12    $1.05   $1.01    $1.00
Accumulation unit value at end of period                                $1.24    $1.20    $1.17    $1.12   $1.05    $1.01
Number of accumulation units outstanding at end of period (000 omitted)   127       31       32       24      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.13    $0.81    $1.01    $1.00   $1.02    $1.00
Accumulation unit value at end of period                                $1.32    $1.13    $0.81    $1.01   $1.00    $1.02
Number of accumulation units outstanding at end of period (000 omitted)    25       25       25       26      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   145       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.10    $0.89    $0.96    $0.92   $1.03    $1.00
Accumulation unit value at end of period                                $1.21    $1.10    $0.89    $0.96   $0.92    $1.03
Number of accumulation units outstanding at end of period (000 omitted)   157       81       96       40      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)15,000       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,827       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R) (11/11/1999)
Accumulation unit value at beginning of period                          $0.81    $0.66    $0.85    $1.04   $1.15    $1.00
Accumulation unit value at end of period                                $0.83    $0.81    $0.66    $0.85   $1.04    $1.15
Number of accumulation units outstanding at end of period (000 omitted)   268      294      339       58       9       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.15       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   610       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (10/23/2000)
Accumulation unit value at beginning of period                          $0.79    $0.63    $0.82    $0.94   $1.00       --
Accumulation unit value at end of period                                $0.86    $0.79    $0.63    $0.82   $0.94       --
Number of accumulation units outstanding at end of period (000 omitted)   355      418      377      162      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.00       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    24       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund
(10/23/2000)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                          $1.17    $0.84    $0.90    $0.92   $1.00       --
Accumulation unit value at end of period                                $1.43    $1.17    $0.84    $0.90   $0.92       --
Number of accumulation units outstanding at end of period (000 omitted)   363       18       27       11      --       --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle International Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.14       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   610       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   187       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     4       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   620       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Total Return Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,416       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.12       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   450       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     2       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.17       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.05       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   404       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share
Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service
Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   204       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service
Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    14       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio,
Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.14       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,194       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
15   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.04       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   560       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.22       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     1       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   628       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   300       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Rising Dividends Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     2       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2
(11/11/1999)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
Accumulation unit value at beginning of period                          $0.97    $0.71    $1.01    $1.21   $1.43    $1.00
Accumulation unit value at end of period                                $1.07    $0.97    $0.71    $1.01   $1.21    $1.43
Number of accumulation units outstanding at end of period (000 omitted)   481      495      546      261      21       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities Fund - Class 2 (11/11/1999)
Accumulation unit value at beginning of period                          $1.32    $1.07    $1.22    $1.16   $1.03    $1.00
Accumulation unit value at end of period                                $1.47    $1.32    $1.07    $1.22   $1.16    $1.03
Number of accumulation units outstanding at end of period (000 omitted)   587      281      285       63       5       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   575       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    44       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   505       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                          $0.77    $0.59    $0.87    $0.93   $1.00       --
Accumulation unit value at end of period                                $0.81    $0.77    $0.59    $0.87   $0.93       --
Number of accumulation units outstanding at end of period (000 omitted)    45       43       42       11      --       --
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                          $1.13    $0.98    $1.05    $1.06   $1.00       --
Accumulation unit value at end of period                                $1.24    $1.13    $0.98    $1.05   $1.06       --
Number of accumulation units outstanding at end of period (000 omitted)   617      696      688      248       2       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Service Class (10/23/2000)
Accumulation unit value at beginning of period                          $0.77    $0.57    $0.75    $1.01   $1.00       --
Accumulation unit value at end of period                                $0.99    $0.77    $0.57    $0.75   $1.01       --
Number of accumulation units outstanding at end of period (000 omitted)   150      143      140       61      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   561       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    19       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.17       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    16       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   803       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB Shares (11/11/1999)
Accumulation unit value at beginning of period                          $0.93    $0.73    $0.90    $1.15   $1.29    $1.00
Accumulation unit value at end of period                                $1.07    $0.93    $0.73    $0.90   $1.15    $1.29
Number of accumulation units outstanding at end of period (000 omitted)   127      179      219      173      30       --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.19       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB Shares (11/11/1999)
Accumulation unit value at beginning of period                          $0.73    $0.56    $0.81    $1.23   $1.30    $1.00
Accumulation unit value at end of period                                $0.86    $0.73    $0.56    $0.81   $1.23    $1.30
Number of accumulation units outstanding at end of period (000 omitted)   220      215      187      104      19       --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Capital Appreciation Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.05       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   190       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Growth and Income Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.12       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust International Equity Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.17       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Investment Grade Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.04       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Mid-Cap Equity Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    21       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
17   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Small Cap Value Equity Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.19       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   211       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Value Income Stock Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.12       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,714       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.38       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    69       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.21       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   350       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   363       --       --       --      --       --
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                               136

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2004
  WERE (0.39%) AND (0.39%), RESPECTIVELY.
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                               220
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                34
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               697
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               830
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                 8
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004) (previously AXP(R)
Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             9,019
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             4,456
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                48
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
19   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                               218
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                             2,159
--------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle International Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             3,225
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                12
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               900
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                90
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             3,162
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Total Return Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             7,249
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                             2,495
--------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                26
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Columbia High Yield Fund, Variable Series, Class B (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                             1,912
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Midcap Stock Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                             1,117
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                72
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                 7
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                             6,485
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                             3,024
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                               194
--------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                             3,210
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                               516
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Rising Dividends Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                34
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
21   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 (4/30/2004)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               111
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                               369
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                             2,656
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                25
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             2,746
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                22
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                                12
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                53
--------------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series - Service Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.24
Number of accumulation units outstanding at end of period (000 omitted)                                                 1
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                             3,218
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                72
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                31
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             4,674
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                57
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                17
--------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Capital Appreciation Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                                 2
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Growth and Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust International Equity Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Investment Grade Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Mid-Cap Equity Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Small Cap Value Equity Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                 2
--------------------------------------------------------------------------------------------------------------------------------
STI Classic Variable Trust Value Income Stock Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                                --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                             8,260
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                               292
--------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.20
Number of accumulation units outstanding at end of period (000 omitted)                                             1,854
--------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             2,030
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
23   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

    O INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

    O FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

    O FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

    O ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUES: Purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

    O ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts


--------------------------------------------------------------------------------
24   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
      between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Maximum current income consistent with liquidity and           American Express Financial
Cash Management Fund            stability of principal. Invests primarily in money market      Corporation (AEFC)
                                instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                                certificates of deposit, bankers' acceptances, letters of
                                credit, and commercial paper, including asset-backed
                                commercial paper.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     High level of current income while attempting to conserve      AEFC
Diversified Bond Fund           the value of the investment and continuing a high level of income for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the
                                Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. The
                                Index includes securities issued by the U.S. government,
                                corporate bonds, and mortgage- and asset-backed securities.
                                Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve
                                higher yield and/or capital appreciation by buying
                                lower-quality bonds.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     High level of current income and, as a secondary goal,         AEFC
Diversified Equity  Income      steady growth of capital. Under normal market conditions,
Fund                            the Fund invests at least 80% of its net assets in
                                dividend-paying common and preferred stocks.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Growth of capital. Under normal market conditions, the Fund    AEFC
Equity Select Fund              invests at least 80% of its net assets in equity securities of medium-sized companies.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Long-term capital growth. Invests primarily in common stocks   AEFC
Growth Fund                     that appear to offer growth opportunities.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     High current income, with capital growth as a secondary        AEFC
High Yield Bond Fund            objective. Under normal market conditions, the Fund invests at least 80% of its net assets in high-yielding,  high-risk corporate bonds (junk bonds) issued by U.S. and foreign
                                companies and governments.
------------------------------ -------------------------------------------------------------- -------------------------------


--------------------------------------------------------------------------------
25   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     High total return through current income and capital           AEFC
Income Opportunities Fund       appreciation. Under normal market conditions, invests
                                primarily in income-producing debt securities with an
                                emphasis on the higher rated segment of the high-yield (junk bond) market.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Capital appreciation. Under normal market conditions,  the     AEFC
Large Cap Equity Fund           Fund invests at least 80% of its net assets in equity
                                securities of companies with market capitalization greater
(previously AXP(R) Variable     than $5 billion at the time of purchase.
Portfolio - Capital Resource
Fund)
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Under normal market conditions,   AEFC
Large Cap Value Fund            the fund invests at least 80% of its net assets in equity
                                securities of companies with a market capitalization greater than $5 billion at the time of purchase.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common       AEFC
NEW DIMENSIONS FUND(R)          stocks showing potential for significant growth.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common       AEFC, adviser; GAMCO
Partners Select Value Fund      stocks, preferred stocks and securities convertible into       Investors, Inc., subadviser.
                                common stocks that are listed on a nationally recognized
                                securities exchange or traded on the NASDAQ National Market
                                System of the National Association of Securities Dealers.
                                The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in equity    AEFC, adviser; Goldman Sachs
Partners Small Cap  Value Fund  securities. Under normal market conditions, at least 80% of    Asset Management, L.P., Royce
                                the Fund's net assets will be invested in companies with       & Associates, LLC, Donald
                                market capitalization of less than $2 billion or that fall     Smith & Co., Inc., Franklin
                                within the range of the Russell 2000(R) Value Index.           Portfolio Associates LLC and
                                                                                               Barrow, Hanley, Mewhinney &
                                                                                               Strauss, Inc., subadvisers.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in           AEFC
S&P 500 Index Fund              securities of large-capitalization stocks of U.S. companies that are expected to provide investment results that
                                correspond to the performance of the S&P 500(R) Index.
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     A high level of current income and safety of principal         AEFC
Short Duration  U.S.            consistent with an investment in U.S. government and
Government Fund                 government agency securities. Under normal market
                                conditions, at least 80% of the Fund's net assets are
                                invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or
                                instrumentalities.
------------------------------- -------------------------------------------------------------- -------------------------------


--------------------------------------------------------------------------------
26   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Long-term capital growth. Under normal market conditions,      AEFC, adviser; Threadneedle
Threadneedle  Emerging          the Fund invests at least 80% of its net assets in equity      International Limited, an
Markets Fund                    securities of emerging market companies.                       indirect wholly-owned
                                                                                               subsidiary of AEFC,
(previously AXP(R) Variable                                                                    subadviser.
Portfolio - Emerging Markets
Fund)
------------------------------ -------------------------------------------------------------- -------------------------------
AXP(R) Variable Portfolio -     Capital appreciation. Invests primarily in equity securities   AEFC, adviser; Threadneedle
Threadneedle  International     of foreign issuers that offer strong growth potential.         International Limited, an
Fund                                                                                           indirect wholly-owned
                                                                                               subsidiary of AEFC,
(previously AXP(R) Variable                                                                    subadviser.
Portfolio - International
Fund)
------------------------------ -------------------------------------------------------------- -------------------------------
AIM V.I. Basic Value Fund,      Long-term growth of capital. Invests normally at least 65%     A I M Advisors, Inc.
Series II Shares                of its total assets in equity securities of U.S. issuers
                                that have market capitalizations of greater than $500
                                million and are believed to be undervalued in relation to
                                long-term earning power or other factors. The fund may
                                invest up to 25% of its total assets in foreign securities.
------------------------------ -------------------------------------------------------------- -------------------------------
AIM V.I. Capital Development    Long-term growth of capital. Invests primarily in securities   A I M Advisors, Inc.
Fund,  Series II Shares         (including common stocks, convertible securities and bonds)
                                of small- and medium-sized companies. The fund may invest up to 25% of its total assets in foreign securities.
------------------------------ -------------------------------------------------------------- -------------------------------
AIM V.I. Mid Cap Core Equity    Long-term growth of capital. Invests normally at least  80%    A I M Advisors, Inc.
Fund,  Series II Shares         of its net assets, plus the amount of any borrowings  for
                                investment purposes, in equity securities, including
                                convertible securities, of medium sized companies. The fund may invest up to 20% of its net assets in equity securities of companies in other market capitalization ranges or in
                                investment grade debt securities. The fund may also invest up to 25% of its total assets in foreign securities.
------------------------------ -------------------------------------------------------------- -------------------------------
AllianceBernstein VP Growth     Reasonable current income and reasonable appreciation.         Alliance Capital Management
and Income Portfolio (Class B)  Invests primarily in dividend-paying common stocks of good     L.P.
                                quality.
------------------------------ -------------------------------------------------------------- -------------------------------
AllianceBernstein VP            Long-term growth of capital. Invests primarily in a            Alliance Capital Management
International Value Portfolio   diversified portfolio of foreign equity securities.            L.P.
(Class B)
------------------------------ -------------------------------------------------------------- -------------------------------
AllianceBernstein VP Total      Achieve a high return through a combination of current         Alliance Capital Management
Return Portfolio (Class B)      income and capital appreciation. Invests primarily in  U.S.    L.P.
                                government and agency obligations, bonds, fixed-income
                                senior securities (including short- and long-term debt
                                securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics), and
                                common stocks.
------------------------------ -------------------------------------------------------------- -------------------------------



--------------------------------------------------------------------------------
27   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
American Century(R) VP          Capital growth with income as a secondary objective to         American Century Investment
Inflation Protection,           protect against U.S. inflation.                                Management, Inc.
Class II
------------------------------ -------------------------------------------------------------- -------------------------------
American Century(R) VP          Capital growth, with income as a secondary objective.          American Century Investment
International, Class II         Invests primarily in stocks of growing foreign companies in    Management, Inc.
                                developed countries.
------------------------------ -------------------------------------------------------------- -------------------------------
American Century(R) VP Ultra,   Capital growth, with income as a secondary objective.          American Century Investment
Class II                        Invests primarily in U.S. companies, but there is no limit     Management, Inc.
                                on the amount of assets the Fund can invest in foreign
                                companies.
------------------------------ -------------------------------------------------------------- -------------------------------
American Century(R) VP Value,   Long-term capital growth, with income as a secondary           American Century Investment
Class II                        objective. Invests primarily in stocks of companies that       Management, Inc.
                                management believes to be undervalued at the time of
                                purchase.
------------------------------ -------------------------------------------------------------- -------------------------------
Colonial Small Cap Value        Long-term growth by investing primarily in smaller             Columbia Management Advisors,
Fund, Variable Series, Class B  capitalization (small-cap) equities. Under normal market       Inc.
                                conditions, the Fund invests at least 80% of its net assets
                                (plus any borrowings for investment purposes) in small-cap stocks. When purchasing securities for the Fund, the advisor generally chooses securities of companies it believes are
                                undervalued. The Fund may invest up to  10% of its assets in foreign securities.
------------------------------ -------------------------------------------------------------- -------------------------------
Columbia High Yield Fund,       High level of current income with capital appreciation as a    Columbia Management Advisors,
Variable Series, Class B        secondary objective when consistent with the goal of high      Inc.
                                current income. The Fund normally invests at least 80% of
                                its net assets (plus any borrowings for investment purposes)
                                in high yielding corporate debt securities, such as bonds, debentures and notes that are rated below investment grade, or unrated securities which the Fund's investment advisor
                                has determined to be of comparable quality. No more  than
                                10% of the Fund's total assets will normally be invested in securities rated CCC or lower by S&P or Caa  or lower by
                                Moody's.
------------------------------ -------------------------------------------------------------- -------------------------------
Dreyfus Investment Portfolios   The portfolio seeks investment results that are greater than   The Dreyfus Corporation
Midcap  Stock Portfolio,        the total return performance of publicly traded common
Service Share Class             stocks of medium-sized domestic companies in the aggregate, as represented by the Standard & Poor's Midcap 400 Index.
                                The portfolio normally invests at least 80% of its assets in stocks of mid-size companies. The portfolio invests in
                                growth and value stocks, which are chosen through a
                                disciplined investment process that combines computer
                                modeling techniques, fundamental analysis and risk
                                management. Consistency of returns compared to the S&P 400 is a primary goal of the investment process.  The
                                portfolio's stock investments may include common stocks,
                                preferred stocks, convertible securities and depository
                                receipts, including those issued in initial public offerings or shortly thereafter.
------------------------------ -------------------------------------------------------------- -------------------------------



--------------------------------------------------------------------------------
28   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
Dreyfus Investment Portfolios   Capital appreciation. The Fund invests, under normal           The Dreyfus Corporation
Technology Growth Portfolio,    circumstances, at least 80% of its assets in the stocks of
Service Share Class             growth companies of any size that Dreyfus believes to be
                                leading producers or beneficiaries of technological
                                innovation. Up to 25% of the portfolio's assets may be
                                invested in foreign securities. The portfolio's stock
                                investments may include common stocks, preferred stocks and convertible securities.
------------------------------ -------------------------------------------------------------- -------------------------------
Dreyfus Variable Investment     The portfolio seeks long-term capital growth consistent with   The Dreyfus Corporation -
Fund Appreciation Portfolio,    the preservation of capital. Its secondary goal is current     Fayez Sarofim & Co. is the
Service Share Class             income. To pursue these goals, the portfolio normally          portfolio's  sub-investment
                                invests at least 80% of its assets in common stocks. The       adviser.
                                portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of
                                purchase, including multinational companies. These
                                established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable,
                                above-average earnings growth.
------------------------------ -------------------------------------------------------------- -------------------------------
Dreyfus Variable Investment     The portfolio seeks long-term capital growth. To pursue this   The Dreyfus Corporation
Fund International Value        goal, the portfolio normally invests at least 80% of its
Portfolio, Service  Share       assets in stocks. The portfolio ordinarily invests most of
Class                           its assets in securities of foreign companies which Dreyfus considers to be value companies. The portfolio's stock
                                investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The portfolio may
                                invest in companies of any size. The portfolio may also
                                invest in companies located in emerging markets.
------------------------------ -------------------------------------------------------------- -------------------------------
Fidelity(R) VIP Contrafund(R)   Seeks long-term capital appreciation. Normally invests         Fidelity Management &
Portfolio Service Class 2       primarily in common stocks. Invests in securities of           Research Company (FMR),
                                companies whose value it believes is not fully recognized by   investment manager; FMR U.K.
                                the public. Invests in either "growth" stocks or  "value"      and  FMR Far East,
                                stocks or both. The fund invests in domestic and foreign       sub-investment advisers.
                                issuers.
------------------------------ -------------------------------------------------------------- -------------------------------
Fidelity(R) VIP Growth          Seeks to achieve capital appreciation. Normally invests        FMR, investment manager;  FMR
Portfolio Service Class 2       primarily in common stocks. Invests in companies that it       U.K., FMR Far East,
                                believes have above-average growth potential (stocks of        sub-investment advisers.
                                these companies are often called "growth" stocks). The Fund invests in domestic and foreign issuers.
------------------------------ -------------------------------------------------------------- -------------------------------
Fidelity(R) VIP Investment      Seeks as high of a level of current income as is consistent    FMR, investment manager;  FMR
Grade Bond Portfolio Service    with the preservation of capital. Normally invests at least    U.K., FMR Far East,
Class 2                         80% of assets in investment-grade debt securities (those of    sub-investment advisers.
                                medium and high quality) of all types and repurchase
                                agreements for those securities.
------------------------------ -------------------------------------------------------------- -------------------------------



--------------------------------------------------------------------------------
29   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
Fidelity(R) VIP Mid Cap         Long-term growth of capital. Normally invests primarily in     FMR, investment manager;  FMR
Portfolio Service Class 2       common stocks. Normally invests at least 80% of assets in      U.K., FMR Far East,
                                securities of companies with medium market capitalizations.    sub-investment advisers.
                                May invest in companies with smaller or larger market
                                capitalizations. Invests in domestic and foreign issuers.
                                The Fund invests in either "growth" or "value" common stocks or both.
------------------------------ -------------------------------------------------------------- -------------------------------
Fidelity(R) VIP Overseas        Long-term growth of capital. Normally invests primarily in     FMR, investment manager;  FMR
Portfolio Service Class 2       common stocks of foreign securities. Normally invests at       U.K., FMR Far East,  Fidelity
                                least 80% of assets in non-U.S. securities.                    International Investment
                                                                                               Advisors (FIIA) and FIIA
                                                                                               U.K.,  sub-investment
                                                                                               advisers.
------------------------------ -------------------------------------------------------------- -------------------------------
FTVIPT Franklin Income          Maximize income while maintaining prospects for capital        Franklin Advisers, Inc.
Securities Fund - Class 2       appreciation. The Fund normally may invest in both debt and equity securities, including corporate, foreign and  U.S.
                                Treasury bonds and stocks.
------------------------------ -------------------------------------------------------------- -------------------------------
FTVIPT Franklin Rising          Long-term capital appreciation, with preservation of capital   Franklin Advisers, Inc.
Dividends Securities  Fund -    as an important consideration. The Fund normally invests at
Class 2                         least 80% of its net assets in investments of small
                                capitalization (small cap) companies that have paid rising dividends.
------------------------------ -------------------------------------------------------------- -------------------------------
FTVIPT Franklin  Small-Mid      Long-term capital growth. The Fund normally invests at least   Franklin Advisers, Inc.
Cap Growth Securities Fund -    80% of its net assets in investments of small capitalization
Class 2                         (small cap) and mid capitalization (mid cap) companies. For this Fund, small-cap companies are  those with market
(previously FTVIPT              capitalization values not exceeding  $1.5 billion or the
Franklin Small Cap Fund -       highest market capitalization value in the Russell 2000(R)
Class 2)                        Index, whichever is greater, at the time of purchase; and
                                mid cap companies are companies with market capitalization values not exceeding $8.5 billion at the time of purchase.
------------------------------ -------------------------------------------------------------- -------------------------------
FTVIPT Mutual Shares            Capital appreciation, with income as a secondary goal. The     Franklin Mutual Advisers, LLC
Securities Fund - Class 2       Fund normally invests mainly in U.S. equity securities and substantially in undervalued stocks, risk arbitrage
                                securities and distressed companies.
------------------------------ -------------------------------------------------------------- -------------------------------
FTVIPT Templeton Global         High current income, consistent with preservation of           Franklin Advisers, Inc.
Income Securities Fund -        capital, with capital appreciation as a secondary
Class 2                         consideration. The Fund normally invests mainly in debt
                                securities of governments and their political subdivisions and agencies, supra-national organizations and companies
                                located anywhere in the world, including emerging markets.
------------------------------ -------------------------------------------------------------- -------------------------------
FTVIPT Templeton Growth         Long-term capital growth. The Fund normally invests mainly     Franklin Advisers, Inc.
Securities Fund - Class 2       in equity securities of companies located  anywhere in the world, including those in the U.S. and in emerging markets.
------------------------------ -------------------------------------------------------------- -------------------------------


--------------------------------------------------------------------------------
30   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
Goldman Sachs VIT  Mid Cap      The Goldman Sachs VIT Mid Cap Value Fund seeks  long-term      Goldman Sachs Asset
Value Fund                      capital appreciation. The Fund invests, under normal           Management, L.P.
                                circumstances, at least 80% of its net assets plus any
                                borrowing for investment purposes (measured at time of
                                purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Midcap
                                Value Index at the time of investments. If the market
                                capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to sell the
                                securities. The capitalization range of the Russell Midcap
                                Value Index is currently between $276 million and  $14.9
                                billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities of issuers in emerging
                                countries, and securities quoted in foreign currencies.
------------------------------ -------------------------------------------------------------- -------------------------------
MFS(R) Investors  Growth        Long-term growth of capital and future income. Invests at      MFS Investment Management(R)
Stock Series -  Service Class   least 80% of its net assets in common stocks and related
                                securities of companies which MFS(R) believes offer better than average prospects for long-term growth.
------------------------------ -------------------------------------------------------------- -------------------------------
MFS(R) New Discovery Series -   Capital appreciation. Invests at least 65% of its net assets   MFS Investment Management(R)
Service Class                   in equity securities of emerging growth companies.
------------------------------ -------------------------------------------------------------- -------------------------------
MFS(R) Total Return  Series -   Above-average income consistent with the prudent employment    MFS Investment Management(R)
Service Class                   of capital, with growth of capital and income as a secondary objective. Invests primarily in a combination of equity and fixed income securities.
------------------------------ -------------------------------------------------------------- -------------------------------
MFS(R) Utilities Series -       Capital growth and current income. Invests primarily in        MFS Investment Management(R)
Service Class                   equity and debt securities of domestic and foreign companies in the utilities industry.
------------------------------ -------------------------------------------------------------- -------------------------------
Oppenheimer Capital             Capital appreciation. Invests in securities of well-known,     OppenheimerFunds, Inc.
Appreciation Fund/VA, Service   established companies.
Shares
------------------------------ -------------------------------------------------------------- -------------------------------
Oppenheimer Global Securities   Long-term capital appreciation. Invests mainly in common       OppenheimerFunds, Inc.
Fund/VA, Service Shares         stocks of U.S. and foreign issuers that are "growth-type"
                                companies, cyclical industries and special situations that are considered to have appreciation possibilities.
------------------------------ -------------------------------------------------------------- -------------------------------
Oppenheimer Main Street Small   Seeks capital appreciation. Invests mainly in common stocks    OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares     of small-capitalization U.S. companies that the fund's
                                investment manager believes have favorable business trends or prospects.
------------------------------ -------------------------------------------------------------- -------------------------------
Oppenheimer Strategic Bond      High level of current income principally derived from          OppenheimerFunds, Inc.
Fund/VA,  Service Shares        interest on debt securities. Invests mainly in three market sectors: debt securities of foreign governments and
                                companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.
------------------------------ -------------------------------------------------------------- -------------------------------


--------------------------------------------------------------------------------
31   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
Putnam VT Health Sciences       Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management,
Fund -  Class IB Shares         mainly in common stocks of companies in the health sciences    LLC
                                industries, with a focus on growth stocks. Under normal
                                circumstances, the fund invests at least 80% of its net
                                assets in securities of (a) companies that derive at least
                                50% of their assets, revenues or profits from the
                                pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies Putnam Management thinks have the potential for growth as a result of their particular products,
                                technology, patents or other market advantages in the health sciences industries.
------------------------------ -------------------------------------------------------------- -------------------------------
Putnam VT International         Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management,
Equity Fund -  Class IB Shares  mainly in common stocks of companies outside the  United       LLC
                                States that Putnam Management believes have favorable
                                investment potential. Under normal circumstances, the fund invests at least 80% of its  net assets in equity
                                investments.
------------------------------ -------------------------------------------------------------- -------------------------------
Putnam VT Small Cap Value       Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management,
Fund -  Class IB Shares         mainly in common stocks of U.S. companies, with a focus on     LLC
                                value stocks. Under normal circumstances, the fund invests at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.
------------------------------ -------------------------------------------------------------- -------------------------------
Putnam VT Vista Fund - Class    Capital appreciation. The fund pursues its goal by investing   Putnam Investment Management,
IB Shares                       mainly in common stocks of U.S. companies, with a focus on     LLC
                                growth stocks.
------------------------------ -------------------------------------------------------------- -------------------------------
STI Classic Variable Trust      Capital appreciation. Invests primarily in U.S. common         Trusco Capital Management,
Capital Appreciation Fund       stocks and other equity securities that the adviser believes   Inc., Adviser.
                                have strong business fundamentals, such as revenue growth, cash flows, and earning trends.
------------------------------ -------------------------------------------------------------- -------------------------------
STI Classic Variable Trust      Long-term capital appreciation with a secondary goal of        Trusco Capital Management,
Growth and Income Fund          current income. Invests primarily in equity securities,        Inc., Adviser.
                                including any listed ADRs (American Depositary Receipts) of domestic and foreign companies having market capitalizations of $1.5 billion.
------------------------------ -------------------------------------------------------------- -------------------------------
STI Classic Variable Trust      Long-term capital appreciation. Invests primarily in common    Trusco Capital Management,
International Equity Fund       stocks and other equity securities of established foreign      Inc., Adviser.
                                companies. STI typically chooses companies in developed
                                countries, but may invest in companies whose principal
                                activities are in emerging markets.
------------------------------ -------------------------------------------------------------- -------------------------------
STI Classic Variable Trust      To provide a high level of total return (current income and    Trusco Capital Management,
Investment Grade  Bond Fund     capital appreciation) consistent with a goal of preservation   Inc., Adviser.
                                of capital. Invests primarily in investment grade corporate debt securities, U.S. Treasury obligations and
                                mortgage-backed securities.
------------------------------ -------------------------------------------------------------- -------------------------------


--------------------------------------------------------------------------------
32   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -------------------------------
STI Classic Variable Trust      Long-term capital appreciation. Invests at least 80% of its    Trusco Capital Management,
Mid-Cap Equity Fund             net assets in a diversified portfolio of common stocks and     Inc., Adviser.
                                other equity securities of U.S. companies that have
                                capitalizations of $500 million to $10 billion.
------------------------------ -------------------------------------------------------------- -------------------------------
STI Classic Variable Trust      Capital appreciation with the secondary goal of current        Trusco Capital Management,
Small Cap Value  Equity Fund    income. Invests primarily in U.S. common stocks having         Inc., Adviser.
                                market capitalizations under $2 billion.
------------------------------ -------------------------------------------------------------- -------------------------------
STI Classic Variable Trust      Current income with the secondary goal of capital              Trusco Capital Management,
Value Income Stock Fund         appreciation. Invests primarily in common stocks and other     Inc., Adviser.
                                equity securities of U.S. companies having market
                                capitalizations of at least $2 billion and a history of
                                paying regular dividends.
------------------------------ -------------------------------------------------------------- -------------------------------
Van Kampen Life Investment      Capital growth and income through investments in equity        Van Kampen Asset Management
Trust Comstock Portfolio        securities, including common stocks, preferred stocks and
Class II Shares                 securities convertible into common and preferred stocks.
------------------------------ -------------------------------------------------------------- -------------------------------
Van Kampen UIF  U.S. Real       Above average current income and long-term capital             Morgan Stanley Investment
Estate Portfolio Class II       appreciation. Invests primarily in equity securities of        Management Inc., doing
Shares                          companies in the U.S. real estate industry, including  real    business as Van Kampen.
                                estate investment trusts.
------------------------------ -------------------------------------------------------------- -------------------------------
Wanger International Small Cap  Long-term growth of capital. Invests primarily in stocks of    Columbia Wanger Asset
                                companies based outside the U.S. with market capitalizations   Management, L.P.
                                of less than $3 billion at time of initial purchase.
------------------------------ -------------------------------------------------------------- -------------------------------
Wanger U.S. Smaller Companies   Long-term growth of capital. Invests primarily in stocks of    Columbia Wanger Asset
                                small- and medium-size U.S. companies with market              Management, L.P.
                                capitalizations of less than $5 billion at time of initial purchase.
------------------------------ -------------------------------------------------------------- -------------------------------


--------------------------------------------------------------------------------
33   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o  Securities   issued   by   the   U.S.   government   or   its   agencies   or
   instrumentalities, which issues may or may not be guaranteed by the U.S. government;


o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;


o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


--------------------------------------------------------------------------------
34   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;


o automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator asset allocation model;


o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

o  amounts withdrawn for fees and charges; and

o  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

              IF YOUR GPA RATE IS:                              THE MVA IS:
            Less than the new GPA rate + 0.10%                    Negative
            Equal to the new GPA rate + 0.10%                     Zero
            Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program is in effect, you may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


--------------------------------------------------------------------------------
35   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest;


o  how you want to make purchase payments;


o  the length of the withdrawal charge schedule (5 or 7 years);

o  a beneficiary;

o  the optional Portfolio Navigator asset allocation program(1); and

o  one of the following Death Benefits:

   -  ROP Death Benefit;

   -  MAV Death Benefit(2);

   -  5% Accumulation Death Benefit(2); or

   -  Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o  Accumulation Protector Benefit(SM) rider

o  Guarantor(SM) Withdrawal Benefit rider(3)

o  Income Assurer Benefit(SM) - MAV rider(4)

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(4)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o  Benefit Protector(SM) Death Benefit rider(5)

o  Benefit Protector(SM) Plus Death Benefit rider(5)

(1) There is no additional charge for this feature.

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if you and the annuitant are age 79 or younger at contract issue.

(4) Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


--------------------------------------------------------------------------------
36   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o  no earlier than the 30th day after the contract's effective date; and

o  no  later  than  the   annuitant's   85th  birthday  or  the  tenth  contract
   anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS


For contracts issued in Alabama and Oregon, purchase payments are limited and may not be made after the first contract anniversary.

For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.


MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for SIPs

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


--------------------------------------------------------------------------------
37   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your registered representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

--------------------------------------------------------------------------------
38   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                               QUALIFIED ANNUITIES        NONQUALIFIED ANNUITIES
ROP Death Benefit                                                          1.00%                        1.15%
MAV Death Benefit                                                          1.20                         1.35
5% Accumulation Death Benefit                                              1.35                         1.50
Enhanced Death Benefit                                                     1.40                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                          1.20%                        1.35%
MAV Death Benefit                                                          1.40                         1.55
5% Accumulation Death Benefit                                              1.55                         1.70
Enhanced Death Benefit                                                     1.60                         1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.


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39   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the Elective Step Up.

The fee does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                                       MAXIMUM         CURRENT
Income Assurer Benefit(SM) - MAV                                                         1.50%          0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                                1.75           0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base              2.00           0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


--------------------------------------------------------------------------------
40   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Currently the Income Assurer Benefit(SM) charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model after we have exercised our rights to increase the rider charge for new contract holders, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o  10% of the contract value on the prior contract anniversary*; and

o  current contract earnings.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o  10% of the contract value on the prior contract anniversary*;

o  current contract earnings; and

o  the Remaining Benefit Payment.

* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.


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41   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.



WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;


o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period;* and

o  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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42   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o  plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


o  minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  any purchase payment credits allocated to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges;

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43   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:

o  the contract administrative charge; and

o  the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


Accumulation unit values will fluctuate due to:


o  changes in fund net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS
                                                                                                         NUMBER
                                                             AMOUNT          ACCUMULATION               OF UNITS
                                            MONTH           INVESTED          UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month ...                    Jan              $ 100              $ 20                    5.00

                                             Feb                100                18                    5.56

you automatically buy more                   Mar                100                17                    5.88
units when the per unit market
price is low ...                   ---->     Apr                100                15                    6.67

                                             May                100                16                    6.25

                                             Jun                100                18                    5.56

                                             Jul                100                17                    5.88

                                             Aug                100                19                    5.26
and fewer units when the per
unit market price is high.         ---->     Sept               100                21                    4.76

                                             Oct                100                20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).

--------------------------------------------------------------------------------
44   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


We currently offer an asset allocation program called Portfolio Navigator. You may elect to participate in the asset allocation program, and there is no additional charge. If you purchase an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include, if available, certain GPAs and/or the one-year fixed account that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.


Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.


Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly beginning 3 months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.


Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:


o no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a new asset allocation model portfolio); and


o no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.


We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

o automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

o reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


--------------------------------------------------------------------------------
45   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH CERTAIN OPTIONAL BENEFITS

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. The rider automatically ends at the end of the waiting period. You may discontinue the use of an asset allocation program at that time. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IS IN EFFECT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.



TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


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46   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.


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47   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:     $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:     Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


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48   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o  You  may  not  make  additional   purchase   payments  if  automated  partial
   withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


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49   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) rider and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


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50   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o  ROP Death Benefit;

o  MAV Death Benefit;

o  5% Accumulation Death Benefit; or

o  Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


Here are some terms that are used to describe the death benefits:

      ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =             PW X DB
                                                                                        -------------------
                                                                                                CV

   PW = the partial withdrawal including any applicable withdrawal charge or MVA.

   DB = the death benefit on the date of (but prior to) the partial withdrawal

   CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:


o  the amounts allocated to the subaccounts at issue increased by 5%;

o  plus any subsequent amounts allocated to the subaccounts;


o  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED PARTIAL WITHDRAWALS =            PWT X VAF
                                                                                     -------------------------
                                                                                                SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.


     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

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51   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:


1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.


ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.


For an example of how each death benefit is calculated, see Appendix D.


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


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52   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) rider and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death; and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.


o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------- ----------------------------------------------------------
ON THE BENEFIT DATE, IF:                                THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER
                                                        BENEFIT IS:
------------------------------------------------------- ----------------------------------------------------------
The Minimum Contract Accumulation Value (defined        The contract value is increased on the benefit date to
below) as determined under the Accumulation Protector   equal the Minimum Contract Accumulation Value as
Benefit(SM) rider is greater than your contract value,  determined under the Accumulation Protector Benefit(SM)
                                                        rider on the benefit date.
------------------------------------------------------- ----------------------------------------------------------
The contract value is equal to or greater than the      Zero; in this case, the Accumulation Protector
Minimum Contract Accumulation Value as determined       Benefit(SM) rider  ends without value and no benefit is
under the Accumulation Protector Benefit(SM) rider,     payable.
------------------------------------------------------- ----------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


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53   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. This feature of the Accumulation Protector Benefit(SM) may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your registered representative whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


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54   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

   The rider will terminate before the benefit date without paying a benefit on the date:

   o  you take a full withdrawal; or

   o  annuitization begins; or

   o  the contract terminates as a result of the death benefit being paid.

   The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year). As long as your withdrawals in each contract year do not exceed the GBP, you will not be assessed a withdrawal charge.


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55   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

If you withdraw an amount greater than the GBP in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the GBP and,


o  the Guaranteed Benefit Amount will be adjusted as described below; and

o  the Remaining Benefit Amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Withdrawal Charges"). Market value adjustments, if applicable, will also be made (see "Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

An annual Elective Step Up option is available for 30 days after the contract anniversary. This option allows you to step up the Remaining Benefit Amount and Guaranteed Benefit Amount to:

o the contract value on the valuation date we receive your written request to step up (Rider A)(1); or

o  the contract value on the contract anniversary date (Rider B)(1).

The annual Elective Step Up is subject to the following rules:


o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election, the special spousal continuation step up election (described below) or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").

If you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit rider to your contract. This benefit may not be available in your state. You must elect the Guarantor(SM) Withdrawal Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take a minimum distribution that is greater than your GBP in any contract year. If you withdraw more than the GBP in any contract year to satisfy an RMD, this will constitute an excess withdrawal, as defined above, and the excess withdrawal procedures described below will apply to the Guaranteed Benefit Amount and the Remaining Benefit Amount. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o  we reserve the right to limit the cumulative amount of purchase payments.

(1) We currently offer two versions of this benefit, Rider A and Rider B. Before April 29, 2005 we only offered Rider B. We began offering Rider A, in states where it is approved, and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005, the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchase a contract on or after April 29, 2005 with this benefit, the version we offer you depends on which state you live in. Ask your registered representative which version of the rider, if any, is available in your state. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.


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56   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o at contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   GBA EXCESS WITHDRAWAL PROCEDURE

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be reset in the following manner:

   1. If the contract value before the excess withdrawal is less than or equal to the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset equal to that payment's Remaining Benefit Amount after the withdrawal.

   2. If the contract value before the excess withdrawal is greater than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset to that payment's Remaining Benefit Amount after the withdrawal plus (a) times (b) divided by (c), where:

      (a) is the total GBA after the withdrawal less the total Remaining Benefit Amount after the withdrawal;

      (b) is the ratio of that payment's GBA before the withdrawal to that payment's Remaining Benefit Amount before the withdrawal minus one, and

      (c) is the sum of the values as determined in (b) for each individual payment before the withdrawal.

o  at step up -- (see "Elective Step Up" below).


REMAINING BENEFIT AMOUNT


The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o at contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


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57   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   RBA EXCESS WITHDRAWAL PROCEDURE


   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


   The withdrawal amount up to the Remaining Benefit Payment (defined below) is taken out of each RBA bucket in proportion to its Remaining Benefit Payment at the time of the withdrawal; and the withdrawal amount above the Remaining Benefit Payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

o  at step up -- (see "Elective Step Up" below).


GUARANTEED BENEFIT PAYMENT


The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

The Total Free Amount (TFA) you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Withdrawal Charge") may be greater than the GBP. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP available for you to withdraw under the terms of the rider is subject to the GBA and RBA excess withdrawal procedures described above.

REMAINING BENEFIT PAYMENT

At the beginning of each contract year, the Remaining Benefit Payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA. Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


ELECTIVE STEP UP


You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. NOTE THAT SPECIAL RULES, DESCRIBED ABOVE, MAY LIMIT ELECTIVE STEP UPS IN THE FIRST 3 CONTRACT YEARS.

Depending on whether you have Rider A or Rider B, the elective step up will be determined as follows:

RIDER A

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA.

The effective date of the step up is the valuation date we receive your written request to step up.

The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

The GBA will be increased to an amount equal to the greater of the GBA immediately prior to the step up or the contract value on the valuation date we receive your written request to step up.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up less any withdrawals made during that contract year.

RIDER B

You may only step up if your contract anniversary value is greater than the RBA.

The effective date of the step up is the contract anniversary.

The RBA will be increased to an amount equal to the contract anniversary value.

The GBA will be increased to an amount equal to the greater of the GBA immediately before the step up or the contract anniversary value.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up.


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58   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures described above.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the annual elective step up.

RIDER A

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

RIDER B

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

The special spousal continuation step up is not available to non-spouse beneficiaries that continue the contract.


GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Internal Revenue Code.


IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o  you will be paid according to the annuity payout option described above;


o  we will no longer accept additional purchase payments;

o  you will no longer be charged for the rider;

o  any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix F.


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59   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o  Income Assurer Benefit(SM) - MAV;

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;


o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");


o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.


* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.



If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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60   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:


(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal, and


(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment Options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o  the annuitant on the retirement date must be between 50 to 86 years old; and

o you can only take an annuity payment in one of the following annuity payment plans:


   1) Plan A -- Life Annuity - No Refund;


   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
                or

   5) Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.


Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.


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61   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

    P SUB(t-1) (1 + i)
    -----------------   =  P SUB(t)
          1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:


INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the maximum anniversary value.


MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments; or


2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


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62   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:


o the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus


o an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.


On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments (described above); or


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor, less 5% adjusted excluded payments.



5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.


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63   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:


1. contract value less the market value adjusted excluded payments (described above);


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or


4. the 5% variable account floor, less 5% adjusted excluded payments (described above).

For an example of how each Income Assurer Benefit is calculated, see Appendix G.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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64   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.



For an example, see Appendix H.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                0%                                                  0%
Three and Four                            10%                                               3.75%
Five or more                              20%                                                7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o  the applicable death benefit, plus

                         IF YOU AND THE ANNUITANT ARE UNDER           IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR            AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                      Zero                                          Zero
Two                      40% x earnings at death (see above)           15% x earnings at death
Three & Four             40% x (earnings at death + 25% of initial     15% x (earnings at death + 25% of initial purchase payment*)
                         purchase payment*)
Five or more             40% x (earnings at death + 50% of initial     15% x (earnings at death + 50% of initial purchase payment*)
                         purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").



For an example, see Appendix I.


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65   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS



You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM).


o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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o  PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

o GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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67   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.


You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


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PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


o because of your death or in the event of non-natural ownership, the death of the annuitant;


o  because you become disabled (as defined in the Code);


o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o  if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

State withholding also may be imposed on taxable distributions.


WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

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69   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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Payments made to a surviving spouse instead of being directly rolled over to an
IRA also may be subject to mandatory 20% income tax withholding.


PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

o  to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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70   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;


o  transfer assets to and from the subaccounts or the variable account; and

o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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71   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o We and AEFA have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its registered representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.5% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o We may utilize other or additional compensation plans with certain selling firms, including compensation plans that pay the selling firm additional compensation when it achieves volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the selling firm.

o We may pay commissions or other forms of compensation to broker-dealers to provide sales related services including but not limited to product training and sales support.

o In addition to commissions, we may, as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation.

SOURCES OF PAYMENTS TO SELLING FIRMS

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

   o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure"); and,

   o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds -- Fund Selection and Allocation of Purchase Payments and Contract Values"); and,

   o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including withdrawal charges; and,

   o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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72   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS
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POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their registered representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its registered representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO REGISTERED REPRESENTATIVES

o The selling firm pays its registered representatives. The selling firm decides the compensation and benefits it will pay its registered representatives.

o To inform yourself of any potential conflicts of interest, ask the registered representative before you buy, how the selling firm and its registered representative are being compensated and the amount of the compensation that each will receive if you buy the contract.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474 Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------
73   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE


SELECTED FINANCIAL DATA(1)


The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


YEARS ENDED DEC. 31, (THOUSANDS)                                2004        2003(1)     2002(1)      2001(1)        2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  376,487   $  372,194  $   292,067  $  271,718    $  299,759
Net gain (loss) on investments                                   5,193       25,105            3     (89,920)          469
Other                                                           36,012       21,277       18,957      14,806         7,553
TOTAL REVENUES                                              $  417,692   $  418,576  $   311,027  $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE              $   43,200   $   56,704  $  (52,177)  $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE $   25,192   $   37,629  $  (33,690)  $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT  $   (3,562)  $      --   $      --    $       --    $       --
NET INCOME (LOSS)                                           $   21,630   $   37,629  $  (33,690)  $  (41,728)   $   24,365
TOTAL ASSETS                                                $9,149,189   $8,735,643  $8,026,730   $5,275,681    $4,652,221
----------------------------------------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.


--------------------------------------------------------------------------------
74   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.


--------------------------------------------------------------------------------
75   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.


--------------------------------------------------------------------------------
76   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.


--------------------------------------------------------------------------------
77   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.


--------------------------------------------------------------------------------
78   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.

                                                                                PAYMENTS DUE BY YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(Millions)                                                  Total          2005       2006-2007        2008-2009  and thereafter
-----------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------

(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

RISK MANAGEMENT

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.


--------------------------------------------------------------------------------
79   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


--------------------------------------------------------------------------------
80   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express Innovations(R) Classic Select Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
81   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

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4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

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5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

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11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

                                   APPENDICES


THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF DEATH BENEFITS AND OPTIONAL RIDERS IN APPENDICES D THROUGH I INCLUDE A PARTIAL WITHDRAWAL TO ILLUSTRATE THE EFFECT OF A PARTIAL WITHDRAWAL ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER THE RIDER IS PART OF A QUALIFIED CONTRACT. QUALIFIED CONTRACTS ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES WHICH MAY REQUIRE YOU TO TAKE PARTIAL WITHDRAWALS FROM THE CONTRACT (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS"). IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS AND/OR OPTIONAL RIDERS TO A QUALIFIED CONTRACT, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


--------------------------------------------------------------------------------
102   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT x [(          1 + i          )(to n/12) - 1] = MVA
                                 ---------------------
                                     1 + j + .001
     Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

            j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

            n = number of months remaining in the current Guarantee Period
                (rounded up).


--------------------------------------------------------------------------------
103  AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
104  AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:


o You purchase the contract with a payment of $50,000 on Jan. 1, 2005 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

o on Jan. 1, 2006 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2007 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE
GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,500                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
INCOME BENEFIT BASE IS THE GREATEST

of the following values:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:


INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.30% X $55,545 = $166.64

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.60% X $55,676 = $334.06

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.65% X $55,676 = $361.89


--------------------------------------------------------------------------------
105  AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

   PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.


--------------------------------------------------------------------------------
106  AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:


o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you withdraw the contract for its total value on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of full withdrawal:                                    $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3.  Now we can determine how much of the purchase payment is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                            PPW:        50,000.00                 50,000.00
                                                                       less XSF:            (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                   amount of PPW subject to a withdrawal charge:        50,000.00                 45,800.00
                                       multiplied by the withdrawal charge rate:           x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                              withdrawal charge:         3,500.00                  3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                       Contract Value withdrawn:        60,000.00                 40,000.00
                                                              WITHDRAWAL CHARGE:        (3,500.00)                (3,206.00)
                                Contract charge (assessed upon full withdrawal):           (40.00)                   (40.00)
                                                                                        ---------                 ---------

                                                   NET FULL WITHDRAWAL PROCEEDS:       $56,460.00                $36,754.00


--------------------------------------------------------------------------------
107   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:


ASSUMPTIONS:

o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you request a partial withdrawal of $15,000 on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of partial withdrawal:                                 $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                              5,376.34                 16,062.31
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:            5,376.34                 19,375.80
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                amount of PPW subject to a withdrawal charge:            5,376.34                 15,175.80
                                    multiplied by the withdrawal charge rate:              x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                           withdrawal charge:              376.34                  1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,376.34                 16,062.31
                                                           WITHDRAWAL CHARGE:             (376.34)                (1,062.31)
                                                                                        ---------                 ---------

                                                NET FULL WITHDRAWAL PROCEEDS:          $15,000.00                $15,000.00

--------------------------------------------------------------------------------
108   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

o on Jan. 1, 2006 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

o on March 1, 2006 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

o  on March 1, 2007 the contract value grows to $23,000.

   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2007 AS FOLLOWS:

   1. CONTRACT VALUE AT DEATH: $23,000.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL WITHDRAWALS:


      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals calculated as:

         $1,500 X $25,250  =                                                                                 -1,721.59
         -----------------                                                                                   ---------
              $22,000

      for a death benefit of:                                                                               $23,528.41
                                                                                                            ==========

   ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                                 $23,528.41

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

o on Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000; and

o on March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $20,500.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $20,200.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $20,200  =                                                                                 -1,377.27
         ----------------                                                                                    ---------
              $22,000

      for a death benefit of:                                                                               $18,822.73
                                                                                                            ==========

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

      Greatest of your contract anniversary contract values:                                                $24,000.00

      plus purchase payments and credits made since that anniversary:                                            +0.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $24,000  =                                                                                 -1,636.36
         ------------------                                                                                  ---------
              $22,000

      for a death benefit of:                                                                               $22,363.64
                                                                                                            ==========

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                         $22,363.64
                                                                                                                      ----------

--------------------------------------------------------------------------------
109   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2006, calculated as:


      1.05 x $20,150 =                                                                                      $21,157.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 X $21,157.50  =                                                                              -1,670.33
         --------------------                                                                                ---------
              $19,000

      variable account floor benefit:                                                                       $19,487.17

      plus the one-year fixed account value:                                                               +$ 5,300.00
                                                                                                           ===========

      5% variable account floor (value of the GPAs, the one-year fixed account

      and the variable account floor):                                                                      $24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                     $24,787.17
                                                                                                                      ----------

--------------------------------------------------------------------------------
110   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         -----------------                                                                                   ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

      The MAV on the immediately preceding anniversary:                                                     $25,250.00

      plus purchase payments and purchase payment credits made since that anniversary:                           +0.00

      minus adjusted partial withdrawals made since that

      anniversary, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a MAV Death Benefit of:                                                                           $23,691.36
                                                                                                            ==========

   4. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2005,


      calculated as: 1.05 x $20,250 =                                                                       $21,262.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,262.50  =                                                                              -1,678.62

              $19,000

      variable account floor benefit:                                                                       $19,583.88

      plus the one-year fixed account value:                                                                 +5,300.00

      5% variable account floor (value of the GPAs, one-year fixed

      account and the variable account floor):                                                              $24,883.88
                                                                                                            ==========

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                      $24,883.88
                                                                                                                      ----------

--------------------------------------------------------------------------------
111   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the Automatic Step Up feature of the rider. The Automatic Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o  you do not exercise the Elective  Step Up Option  available  under the rider;
   and

o  you do not change asset allocation models.

Based on these assumptions, the Waiting Period expires at the end of the 10th contract year. The rider then ends. On the Benefit Date, Jan. 1, 2015, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                                     HYPOTHETICAL HYPOTHETICAL
                                          PURCHASE                    MCAV ADJUSTED     ASSUMED      ASSUMED
                                         PAYMENTS &      PARTIAL         PARTIAL       NET RATE     CONTRACT
DATE                                       CREDITS      WITHDRAWALS    WITHDRAWAL      OF RETURN      VALUE          MCAV
Jan. 1, 2005                             $125,000        $   NA         $   NA            NA       $125,000       $125,000
Jan. 1, 2006                                    0             0              0           12.0%      140,000        125,000
Jan. 1, 2007                                    0             0              0           15.0%      161,000        128,800(2)
Jan. 1, 2008                                    0             0              0            3.0%      165,830        132,664(2)
Jan. 1, 2009                                    0             0              0           -8.0%      152,564        132,664
Jan. 1, 2010                                    0         2,000          2,046          -15.0%      127,679        130,618
Jan. 1, 2011                                    0             0              0           20.0%      153,215        130,618
Jan. 1, 2012                                    0             0              0           15.0%      176,197        140,958(2)
Jan. 1, 2013                                    0         5,000          4,444          -10.0%      153,577        136,513
Jan. 1, 2014                                    0             0              0          -20.0%      122,862        136,513
JAN. 1, 2015(1)                                 0             0              0          -12.0%      108,118        136,513

(1) The APB Benefit Date.

(2) These values indicate where the Automatic Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
112   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the Elective Step Up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The Elective Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

o  you do not change asset allocation models.

Based on these assumptions, the 10 year Waiting Period restarts each time you exercise the Elective Step Up Option (on the first, second, third and seventh contract anniversaries in this example). The Waiting Period expires at the end of the 10th contract year following the last exercise of the Elective Step Up Option. When the Waiting Period expires, the rider ends. On the Benefit Date, Jan. 1, 2022, the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                               YEARS                                       MCAV      HYPOTHETICAL HYPOTHETICAL
                           REMAINING IN   PURCHASE                       ADJUSTED       ASSUMED      ASSUMED
                            THE WAITING  PAYMENTS &         PARTIAL       PARTIAL      NET RATE     CONTRACT
DATE                          PERIOD       CREDITS        WITHDRAWALS   WITHDRAWAL     OF RETURN      VALUE          MCAV
Jan. 1, 2005                    10       $125,000          $   NA        $    NA          NA         $125,000      $125,000
Jan. 1, 2006                    10(2)           0               0              0         12.0%       140,000       140,000(3)
Jan. 1, 2007                    10(2)           0               0              0         15.0%       161,000       161,000(3)
Jan. 1, 2008                    10(2)           0               0              0          3.0%       165,830       165,830(3)
Jan. 1, 2009                     9              0               0              0         -8.0%       152,564       165,830
Jan. 1, 2010                     8              0           2,000          2,558        -15.0%       127,679       163,272
Jan. 1, 2011                     7              0               0              0         20.0%       153,215       163,272
Jan. 1, 2012                    10(2)           0               0              0         15.0%       176,197       176,197(3)
Jan. 1, 2013                     9              0           5,000          5,556        -10.0%       153,577       170,642
Jan. 1, 2014                     8              0               0              0        -20.0%       122,862       170,642
Jan. 1, 2015                     7              0               0              0        -12.0%       108,118       170,642
Jan. 1, 2016                     6              0               0              0          3.0%       111,362       170,642
Jan. 1, 2017                     5              0               0              0          4.0%       115,817       170,642
Jan. 1, 2018                     4              0           7,500         10,524          5.0%       114,107       160,117
Jan. 1, 2019                     3              0               0              0          6.0%       120,954       160,117
Jan. 1, 2020                     2              0               0              0         -5.0%       114,906       160,117
Jan. 1, 2021                     1              0               0              0        -11.0%       102,266       160,117
JAN. 1, 2022(1)                  0              0               0              0         -3.0%        99,198       160,117

(1) The APB Benefit Date.

(2) The Waiting Period restarts when the Elective Step Up is exercised.

(3) These values indicate when the Elective Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
113   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").


Assumptions:


o You purchase the contract on Jan. 1, 2005 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.


o  We add a purchase payment credit of $1,000 to your contract.

   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                            $101,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:

      0.07 x $101,000 =                                                         $  7,070

   The Remaining Benefit Amount (RBA) equals your purchase payment
    plus the purchase payment credit:                                           $101,000


   On Jan. 1, 2006 the contract value grows to $110,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $110,000

   The GBA equals 100% of your contract value:                                  $110,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $110,000 =                                                         $  7,700


   On July 1, 2008 you decide to take a partial withdrawal of $7,700.


   You took a partial withdrawal equal to your GBP, so your RBA equals the prior
    RBA less the amount of the partial withdrawal:

      $110,000 - $7,700 =                                                       $102,300

   The GBA equals the GBA immediately prior to the partial withdrawal:          $110,000

   The GBP equals 7% of your GBA:

      0.07 x $110,000 =                                                         $  7,700


   On Jan. 1, 2009 you make an additional purchase payment of $50,000.


   We add a purchase payment credit of $500 to your contract.

   The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment and purchase payment credit:

      $102,300 + $50,500 =                                                      $152,800

   The new GBA for the contract is equal to your prior GBA plus 100%
    of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                      $160,500

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                         $ 11,235


   On Jan. 1, 2010 your contract value grows to $200,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $200,000

   The GBA equals 100% of your contract value:                                  $200,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $200,000 =                                                         $ 14,000

--------------------------------------------------------------------------------
114   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

    On July 1, 2011 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                               $210,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $200,000 - $20,000 =                                               $180,000

   Reset RBA = lesser of (1) or (2) =                                           $180,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA                                                        $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $230,000 - $20,000 =                                               $210,000


   Reset GBA = lesser of (1) or (2) =                                           $200,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $200,000 =                                                         $ 14,000


   On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;

             $175,000 - $25,000 =                                               $150,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $180,000 - $25,000 =                                               $155,000

   Reset RBA = lesser of (1) or (2) =                                           $150,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA;                                                       $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $175,000 - $25,000 =                                               $150,000


   Reset GBA = lesser of (1) or (2) =                                           $150,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $150,000 =                                                         $ 10,500

--------------------------------------------------------------------------------
115   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.


ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

o  we immediately add a $1,000 purchase payment credit; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o  the annuitant is male and age 55 at contract issue; and

o  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     ASSUMED             PURCHASE             MAXIMUM            GUARANTEED
  CONTRACT                                          CONTRACT             PAYMENTS           ANNIVERSARY            INCOME
 ANNIVERSARY                                          VALUE             AND CREDITS       VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
------------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $109,000            $109,000
     2                                              127,000                 none             127,000             127,000
     3                                              134,000                 none             134,000             134,000
     4                                              153,000                 none             153,000             153,000
     5                                               86,000                 none             153,000             153,000
     6                                              122,000                 none             153,000             153,000
     7                                              141,000                 none             153,000             153,000
     8                                              155,000                 none             155,000             155,000
     9                                              142,000                 none             155,000             155,000
    10                                              176,000                 none             176,000             176,000
    11                                              143,000                 none             176,000             176,000
    12                                              150,000                 none             176,000             176,000
    13                                              211,000                 none             211,000             211,000
    14                                              201,000                 none             211,000             211,000
    15                                              206,000                 none             211,000             211,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
116   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000             $   784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          176,000                 825.44
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          176,000                 660.00
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
117   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                     ASSUMED             PURCHASE               5%             BENEFIT BASE -
  CONTRACT                                          CONTRACT             PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                                          VALUE             AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $106,050            $109,000
     2                                              127,000                 none             111,353             127,000
     3                                              134,000                 none             116,920             134,000
     4                                              153,000                 none             122,766             153,000
     5                                               86,000                 none             128,904             128,904
     6                                              122,000                 none             135,350             135,350
     7                                              141,000                 none             142,117             142,117
     8                                              155,000                 none             149,223             155,000
     9                                              142,000                 none             156,684             156,684
    10                                              176,000                 none             164,518             176,000
    11                                              143,000                 none             172,744             172,744
    12                                              150,000                 none             181,381             181,381
    13                                              211,000                 none             190,451             211,000
    14                                              201,000                 none             199,973             201,000
    15                                              206,000                 none             209,972             209,972
----------------------------------------------------------------------------------------------------------------------------------

(1)  The 5%  Accumulation  Benefit  Base value is limited  after age 81, but the
     guaranteed   income  benefit  base  may  increase  if  the  contract  value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          172,744                 791.17
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          201,000                 992.94
    15                                              206,000                1,046.48          209,972               1,066.66
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
118   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          172,744                 633.97
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          201,000                 791.94
    15                                              206,000                  832.24          209,972                 848.29
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                                BENEFIT BASE -
                                                                                                                 GREATER OF
                                 ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
  CONTRACT                      CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
 ANNIVERSARY                      VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                         $109,000            $101,000             $109,000            $106,050            $109,000
     2                          127,000                none              127,000             111,353             127,000
     3                          134,000                none              134,000             116,920             134,000
     4                          153,000                none              153,000             122,766             153,000
     5                           86,000                none              153,000             128,904             153,000
     6                          122,000                none              153,000             135,350             153,000
     7                          141,000                none              153,000             142,117             153,000
     8                          155,000                none              155,000             149,223             155,000
     9                          142,000                none              155,000             156,684             156,684
    10                          176,000                none              176,000             164,518             176,000
    11                          143,000                none              176,000             172,744             176,000
    12                          150,000                none              176,000             181,381             181,381
    13                          211,000                none              211,000             190,451             211,000
    14                          201,000                none              211,000             199,973             211,000
    15                          206,000                none              211,000             209,972             211,000
----------------------------------------------------------------------------------------------------------------------------------

 (1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

 (2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
119   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
120   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER
EXAMPLE OF THE BENEFIT PROTECTOR(SM)


ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70; and


o  you have selected the seven-year withdrawal charge schedule; and

o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2005 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
   (MAV Death Benefit minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge
   (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
   ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($57,619 - $55,000) =                                                                              +1,048
                                                                                                             ------
   Total death benefit of:                                                                                  $58,667


   On Jan. 1, 2008 the contract value falls to $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $255,000

--------------------------------------------------------------------------------
121   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits

   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) benefit (40% of earnings at death,

   up to a maximum of 100% of purchase payments not

   previously withdrawn that are one or more years old)                                                     +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $304,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes.
   The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $308,000


-------------------------------------------------------------------------------
122   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and


o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($110,000 - $100,000) =                                                                            +4,000

   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                                                          +10,000
                                                                                                             ------
   Total death benefit of:                                                                                 $124,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge.
   We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
   $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($57,619 - $55,000) =                                                                              +1,048

   plus 10% of purchase payments made within 60 days of contract

   issue and not previously withdrawn: 0.10 x $55,000 =                                                      +5,500
                                                                                                             ------
   Total death benefit of:                                                                                  $64,167


   On Jan. 1, 2008 the contract value falls  $40,000.  The death benefit on Jan.
   1, 2008 equals the death benefit calculated on Feb. 1, 2007. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
123   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $266,000


   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $315,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($250,000 - $105,000) =                                                                           +58,000

   plus 20% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.20 x $55,000 =                                                           +11,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $319,000


-------------------------------------------------------------------------------
124   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts.............................p.    3
Rating Agencies.........................................p.    4
Principal Underwriter...................................p.    4
Independent Registered Public Accounting Firm...........p.    4
Condensed Financial Information (Unaudited).............p.    5
Financial Statements


--------------------------------------------------------------------------------
125   AMERICAN EXPRESS INNOVATIONS CLASSIC SELECT VARIABLE ANNUITY -- PROSPECTUS

(logo)
AMERICAN
 EXPRESS
(R)


American Enterprise Life Insurance Company, Issuer
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437


45312 C (4/05)

PROSPECTUS


APRIL 29, 2005


AMERICAN EXPRESS

NEW SOLUTIONS(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Administrative Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT
NEW AMERICAN EXPRESS NEW SOLUTIONS(R) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. Prospectuses are also available for:

-    American Express(R) Variable Portfolio Funds

-    AIM Variable Insurance Funds

-    AllianceBernstein Variable Products Series Fund, Inc.

-    Evergreen Variable Annuity Trust

-    Fidelity(R) Variable Insurance Products - Service Class

-    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

-    MFS(R) Variable Insurance Trust(SM)

-    Putnam Variable Trust - Class IB Shares

Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits.") Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
                                        1

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   11
FINANCIAL STATEMENTS                                                          16
THE VARIABLE ACCOUNT AND THE FUNDS                                            17
GUARANTEE PERIOD ACCOUNTS (GPAs)                                              22
THE ONE-YEAR FIXED ACCOUNT                                                    24
BUYING YOUR CONTRACT                                                          25
CHARGES                                                                       27
VALUING YOUR INVESTMENT                                                       31
MAKING THE MOST OF YOUR CONTRACT                                              32
WITHDRAWALS                                                                   37
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          37
CHANGING OWNERSHIP                                                            38
BENEFITS IN CASE OF DEATH                                                     38
OPTIONAL BENEFITS                                                             41
THE ANNUITY PAYOUT PERIOD                                                     50
TAXES                                                                         52
VOTING RIGHTS                                                                 54
SUBSTITUTION OF INVESTMENTS                                                   55
ABOUT THE SERVICE PROVIDERS                                                   55
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         56
ADDITIONAL INFORMATION                                                        64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 64
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION              65
APPENDIX: PERFORMANCE CREDIT RIDER  ADJUSTED PARTIAL WITHDRAWAL               85
TABLE OF CONTENTS OF THE  STATEMENT OF ADDITIONAL INFORMATION                 87



CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments and purchase payments credits or transfer contract value to a GPA. Withdrawals or transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal. The GPAs may not be available in some states.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408A of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.


THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 17)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000 and these accounts may not be available in all states. (p. 22 and p. 24)


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. Some states have time limitations for making additional payments. (p. 25)


MINIMUM ADDITIONAL PURCHASE PAYMENT
     $50 for Systematic Investment Plans (SIPs)
     $100 for all other payment plans.

MAXIMUM TOTAL PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

Purchase payments are limited and you may not make purchase payments after the first contract anniversary for contracts issued in Maryland.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. GPAs and one-year fixed account transfers are subject to special restrictions. (p. 34)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 37)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 38)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 38)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 41)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 50)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 52)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHARGES: We assess certain charges in connection with your contract (p. 27):


-    $40 annual contract administrative charge(1);

- if you select the Guaranteed Minimum Income Benefit Rider(2) (GMIB), an annual fee (currently 0.30%) based on the adjusted contract value;

- if you select the Performance Credit Rider(2) (PCR), an annual fee of 0.15% of the contract value;

- if you select the Benefit Protector(SM) Death Benefit Rider(3) (Benefit Protector), an annual fee of 0.25% of the contract value;

- if you select the Benefit Protector Plus Death Benefit Rider(3) (Benefit Protector Plus), an annual fee of 0.40% of the contract value;

-    withdrawal charge;

- any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal);

-    the operating expenses of the funds in which the subaccounts invest; and

- the total variable account expenses (if you make allocations to one or more subaccounts):

                                                         VARIABLE ACCOUNT         TOTAL MORTALITY AND      TOTAL VARIABLE
                                                       ADMINISTRATIVE CHARGE       EXPENSE RISK FEE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES:
Return of Purchase Payments (ROP) death benefit                 0.15%                   0.85%                    1.00%
Maximum Anniversary Value (MAV) death benefit(4)                0.15                    0.95                     1.10

NONQUALIFIED ANNUITIES:
Return of Purchase Payments death benefit                       0.15                    1.10                     1.25
Maximum Anniversary Value death benefit(4)                      0.15                    1.20                     1.35


(1) Some states limit the amount of the contract charge allocated to the one-year fixed account.

(2) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contract issue. If you select the GMIB you must select the MAV rider.
(3) Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.
(4) Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

             YEARS FROM PURCHASE                     WITHDRAWAL CHARGE
               PAYMENT RECEIPT                          PERCENTAGE
                      1                                     8%
                      2                                     8
                      3                                     7
                      4                                     7
                      5                                     6
                      6                                     5
                      7                                     3
                      Thereafter                            0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

You can choose a death benefit guarantee and whether you want a qualified or nonqualified plan. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.

                                                         VARIABLE ACCOUNT         TOTAL MORTALITY AND      TOTAL VARIABLE
                                                       ADMINISTRATIVE CHARGE       EXPENSE RISK FEE        ACCOUNT EXPENSE
QUALIFIED ANNUITIES:
RETURN OF PURCHASE PAYMENT DEATH BENEFIT                        0.15%                   0.85%                    1.00%
MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT                         0.15                    0.95                     1.10

NONQUALIFIED ANNUITIES:
RETURN OF PURCHASE PAYMENT DEATH BENEFIT                        0.15                    1.10                     1.25
MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT                         0.15                    1.20                     1.35

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                      $  40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                          0.30%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary. )

PERFORMANCE CREDIT RIDER (PCR) FEE                                          0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE           0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR
PLUS) FEE                                                                   0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

* This fee apples only if you elect this optional feature.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                   MINIMUM     MAXIMUM
Total expenses before fee waivers and/or expense reimbursements        .57%       1.79%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                             GROSS TOTAL
                                                                           MANAGEMENT   12b-1    OTHER         ANNUAL
                                                                              FEES      FEES    EXPENSES      EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                              .51%      .13%      .05%        .69%(1)
AXP(R) Variable Portfolio - Managed Fund                                      .59       .13       .06         .78(1)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                            .53       .13       .06         .72(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                                .29       .13       .15         .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund               .61       .13       .08         .82(1)
AXP(R) Variable Portfolio - Small Cap Advantage Fund                          .85       .13       .12        1.10(1)
AIM V.I. Capital Appreciation Fund, Series I Shares                           .61        --       .30         .91(3)
AIM V.I. Dent Demographic Trends Fund, Series I Shares                        .77        --       .37        1.14(3)
AIM V.I. Premier Equity Fund, Series I Shares                                 .61        --       .30         .91(3)
AllianceBernstein VP Global Technology Portfolio (Class B)                    .75       .25       .13        1.13(4)
(previously AllianceBernstein VP Technology Portfolio (Class B))
AllianceBernstein VP Growth and Income Portfolio (Class B)                    .55       .25       .05         .85(4)
AllianceBernstein VP Large Cap Growth Portfolio (Class B)                     .75       .25       .06        1.06(4)
(previously AllianceBernstein VP Premier Growth Portfolio (Class B))
Evergreen VA Fundamental Large Cap Fund - Class 1                             .56        --       .16         .72(5),(6)
(previously Evergreen VA Growth and Income Fund - Class 1)
Evergreen VA International Equity Fund - Class 1                              .42        --       .30         .72(5)
Evergreen VA Omega Fund - Class 1                                             .52        --       .16         .68(5)
Evergreen VA Special Values Fund - Class 1                                    .79        --       .18         .97(5),(6)
Evergreen VA Strategic Income Fund - Class 1                                  .43        --       .24         .67(5),(6)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class                         .57       .10       .11         .78(7)
Fidelity(R) VIP High Income Portfolio Service Class                           .58       .10       .13         .81(7)
Fidelity(R) VIP Mid Cap Portfolio Service Class                               .57       .10       .14         .81(7)
FTVIPT Fran klin Small-Mid Cap Growth Securities Fund - Class 2               .48       .25       .29        1.02(8),(9)
(previously FTVIPT Franklin Small Cap Fund - Class 2)
FTVIPT Mutual Shares Securities Fund - Class 2                                .60       .25       .15        1.00(8)
FTVIPT Templeton Developing Markets Securities Fund - Class 2                1.25       .25       .29        1.79(8)
FTVIPT Templeton Foreign Securities Fund - Class 2                            .68       .25       .19        1.12(9)
MFS(R) Investors Growth Stock Series - Service Class                          .75       .25       .11        1.11(10),(11)
MFS(R) New Discovery Series - Service Class                                   .90       .25       .11        1.26(10),(11)
MFS(R) Total Return Series - Service Class                                    .75       .25       .08        1.08(10),(11)
Putnam VT Growth and Income Fund - Class IB Shares                            .48       .25       .06         .79(12)
Putnam VT International New Opportunities Fund - Class IB Shares             1.00       .25       .26        1.51(13)
Putnam VT Vista Fund - Class IB Shares                                        .65       .25       .14        1.04(12)


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.
(2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.
(3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.06% for AIM V.I. Dent Demographic Trends Fund, Series I Shares average daily net assets.

(4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004

(5) The total ratio of expenses to average net assets excludes expense reductions and fee waivers.
(6)  These fees have been restated to reflect current fees.
(7) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.76% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class and 0.78% for Fidelity(R) VIP Mid Cap Portfolio Service Class These offsets may be discontinued at any time.
(8) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(9) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.03%) and 0.99% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and (0.05%) and 1.07% for FTVIPT Templeton Foreign Securities Fund - Class 2.
(10) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series and 1.07% for Total Return Series.
(12) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.
(13) Reflects a contractual obligation to waive fees through Dec. 31, 2005, to the extent total expenses exceed 1.50% for Putnam VT International New Opportunities Fund - Class IB Shares.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating registered representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit and optional GMIB and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                     IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
                                               1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR    3 YEARS    5 YEARS   10 YEARS
Nonqualified Annuity                          $1,194.83  $1,896.99  $2,616.11  $4,140.50  $394.83  $1,196.99  $2,016.11  $4,140.50
Qualified Annuity                              1,169.21   1,822.17   2,494.95   3,917.11   369.21   1,122.17   1,894.95   3,917.11



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                     IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                               AT THE END OF THE APPLICABLE TIME PERIOD:   AT THE END OF THE APPLICABLE TIME PERIOD:
                                               1 YEAR     3 YEARS    5 YEARS   10 YEARS    1 YEAR    3 YEARS    5 YEARS   10 YEARS
Nonqualified Annuity                            $987.78  $1,281.11  $1,599.39  $2,164.84  $187.78   $581.11    $999.39   $2,164.84
Qualified Annuity                                962.16   1,203.09   1,467.44   1,891.65   162.16    503.09     867.44    1,891.65



* In these examples, the $40 contract administrative charge is approximated as a .012% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                 2004      2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.05   $  1.06   $  1.06   $  1.03   $  1.00
Accumulation unit value at end of period                                           $  1.05   $  1.05   $  1.06   $  1.06   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)                691       813       697       554        53

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
  MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.65% AND 0.66%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.89   $  0.75   $  0.87   $  0.98   $  1.00
Accumulation unit value at end of period                                           $  0.97   $  0.89   $  0.75   $  0.87   $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                 48        49        39       116        --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.72   $  0.59   $  0.76   $  0.92   $  1.00
Accumulation unit value at end of period                                           $  0.74   $  0.72   $  0.59   $  0.76   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)                482       301        95        20        --

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.78   $  0.61   $  0.80   $  0.92   $  1.00
Accumulation unit value at end of period                                           $  0.85   $  0.78   $  0.61   $  0.80   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)                771       748       360       112         7

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.17   $  1.17   $  1.11   $  1.06   $  1.00
Accumulation unit value at end of period                                           $  1.17   $  1.17   $  1.17   $  1.11   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)                916       849       645        30        --

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.16   $  0.79   $  0.96   $  1.04   $  1.00
Accumulation unit value at end of period                                           $  1.36   $  1.16   $  0.79   $  0.96   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                 26        15        14         2         2

AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.66   $  0.52   $  0.69   $  0.91   $  1.00
Accumulation unit value at end of period                                           $  0.70   $  0.66   $  0.52   $  0.69   $  0.91
Number of accumulation units outstanding at end of period (000 omitted)                331       410       506       646        12

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND, SERIES I SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.53   $  0.39   $  0.58   $  0.87   $  1.00
Accumulation unit value at end of period                                           $  0.57   $  0.53   $  0.39   $  0.58   $  0.87
Number of accumulation units outstanding at end of period (000 omitted)                 93        97       113       113        12

AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.66   $  0.53   $  0.77   $  0.89   $  1.00
Accumulation unit value at end of period                                           $  0.69   $  0.66   $  0.53   $  0.77   $  0.89
Number of accumulation units outstanding at end of period (000 omitted)                465       459       637       761        56

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $  0.42   $  0.30   $  0.51   $  0.69   $  1.00
Accumulation unit value at end of period                                           $  0.44   $  0.42   $  0.30   $  0.51   $  0.69
Number of accumulation units outstanding at end of period (000 omitted)                588       655       372       364        44

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.97   $  0.74   $  0.97   $  0.97   $  1.00
Accumulation unit value at end of period                                           $  1.07   $  0.97   $  0.74   $  0.97   $  0.97
Number of accumulation units outstanding at end of period (000 omitted)              1,573     1,510     1,341       640        31


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004      2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $  0.55   $  0.45   $  0.65   $  0.80   $  1.00
Accumulation unit value at end of period                                           $  0.59   $  0.55   $  0.45   $  0.65   $  0.80
Number of accumulation units outstanding at end of period (000 omitted)                881       893     1,003       741        47

EVERGREEN VA FUND - CLASS 1* (12/8/2003)
Accumulation unit value at beginning of period                                     $  1.04   $  1.00        --        --        --
Accumulation unit value at end of period                                           $  1.12   $  1.04        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                 28        39        --        --        --

* EVERGREEN VA FUND - CLASS 1 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE
  CAP FUND - CLASS 1 ON APRIL 15, 2005.

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 1* (5/30/2000)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 1)
Accumulation unit value at beginning of period                                     $  0.98   $  0.76   $  0.91   $  1.04   $  1.00
Accumulation unit value at end of period                                           $  1.06   $  0.98   $  0.76   $  0.91   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                109        78        92        83        25
* EVERGREEN VA FUND - CLASS 1 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE
  CAP FUND - CLASS 1 ON APRIL 15, 2005.

EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/8/2003)
Accumulation unit value at beginning of period                                     $  1.05   $  1.00        --        --        --
Accumulation unit value at end of period                                           $  1.23   $  1.05        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                109        57        --        --        --

EVERGREEN VA OMEGA FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.71   $  0.51   $  0.69   $  0.82   $  1.00
Accumulation unit value at end of period                                           $  0.75   $  0.71   $  0.51   $  0.69   $  0.82
Number of accumulation units outstanding at end of period (000 omitted)                332       414       338       422        97

EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.52   $  1.19   $  1.37   $  1.17   $  1.00
Accumulation unit value at end of period                                           $  1.81   $  1.52   $  1.19   $  1.37   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)                382       371       346        69        10

EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.45   $  1.25   $  1.09   $  1.04   $  1.00
Accumulation unit value at end of period                                           $  1.55   $  1.45   $  1.25   $  1.09   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                281       274       103        79        --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.96   $  0.76   $  0.85   $  0.97   $  1.00
Accumulation unit value at end of period                                           $  1.10   $  0.96   $  0.76   $  0.85   $  0.97
Number of accumulation units outstanding at end of period (000 omitted)                993       957       633       232         4

FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.93   $  0.74   $  0.72   $  0.83   $  1.00
Accumulation unit value at end of period                                           $  1.01   $  0.93   $  0.74   $  0.72   $  0.83
Number of accumulation units outstanding at end of period (000 omitted)                215       204       114       104         4

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.41   $  1.03   $  1.16   $  1.21   $  1.00
Accumulation unit value at end of period                                           $  1.75   $  1.41   $  1.03   $  1.16   $  1.21
Number of accumulation units outstanding at end of period (000 omitted)                728       693       699       468        23

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/30/2000)
(PREVIOUSLY FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $  0.72   $  0.53   $  0.75   $  0.90   $  1.00
Accumulation unit value at end of period                                           $  0.80   $  0.72   $  0.53   $  0.75   $  0.90
Number of accumulation units outstanding at end of period (000 omitted)                978       712       656       312        52

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.25   $  1.01   $  1.16   $  1.09   $  1.00
Accumulation unit value at end of period                                           $  1.40   $  1.25   $  1.01   $  1.16   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)              3,640     2,566       753        61        21

FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.19   $  0.79   $  0.80   $  0.87   $  1.00
Accumulation unit value at end of period                                           $  1.47   $  1.19   $  0.79   $  0.80   $  0.87
Number of accumulation units outstanding at end of period (000 omitted)                  6        --         9         9        --


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004      2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.89   $  0.68   $  0.85   $  1.02   $  1.00
Accumulation unit value at end of period                                           $  1.05   $  0.89   $  0.68   $  0.85   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)              1,058       734       513       324        22

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.61   $  0.50   $  0.71   $  0.95   $  1.00
Accumulation unit value at end of period                                           $  0.66   $  0.61   $  0.50   $  0.71   $  0.95
Number of accumulation units outstanding at end of period (000 omitted)                482       515       421       326         3

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.84   $  0.64   $  0.95   $  1.01   $  1.00
Accumulation unit value at end of period                                           $  0.89   $  0.84   $  0.64   $  0.95   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)                495       388       165       115        27

MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.19   $  1.04   $  1.10   $  1.12   $  1.00
Accumulation unit value at end of period                                           $  1.31   $  1.19   $  1.04   $  1.10   $  1.12
Number of accumulation units outstanding at end of period (000 omitted)              2,934     2,457     1,585       792        45

PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.00   $  0.79   $  0.99   $  1.07   $  1.00
Accumulation unit value at end of period                                           $  1.10   $  1.00   $  0.79   $  0.99   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)                455       530       379       287        --

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.60   $  0.46   $  0.53   $  0.76   $  1.00
Accumulation unit value at end of period                                           $  0.68   $  0.60   $  0.46   $  0.53   $  0.76
Number of accumulation units outstanding at end of period (000 omitted)                217       209       232       199        63

PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.55   $  0.42   $  0.60   $  0.92   $  1.00
Accumulation unit value at end of period                                           $  0.64   $  0.55   $  0.42   $  0.60   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)                279       233       163       265        35


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                 2004      2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.04   $  1.05   $  1.05   $  1.03   $  1.00
Accumulation unit value at end of period                                           $  1.03   $  1.04   $  1.05   $  1.05   $  1.03
Number of accumulation units outstanding at end of period (000 omitted)              2,285     2,810     3,130     3,857       618
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
  MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.22% AND 0.22% RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.88   $  0.74   $  0.86   $  0.98   $  1.00
Accumulation unit value at end of period                                           $  0.95   $  0.88   $  0.74   $  0.86   $  0.98
Number of accumulation units outstanding at end of period (000 omitted)                418       407       300       200         3

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.71   $  0.58   $  0.75   $  0.92   $  1.00
Accumulation unit value at end of period                                           $  0.73   $  0.71   $  0.58   $  0.75   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)              2,974     2,025       683       193        32

AXP(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.77   $  0.61   $  0.80   $  0.92   $  1.00
Accumulation unit value at end of period                                           $  0.84   $  0.77   $  0.61   $  0.80   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)              5,760     6,015     4,960     1,756       110

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.16   $  1.16   $  1.11   $  1.06   $  1.00
Accumulation unit value at end of period                                           $  1.16   $  1.16   $  1.16   $  1.11   $  1.06
Number of accumulation units outstanding at end of period (000 omitted)              6,160     7,749     5,451     1,321        34

AXP(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.14   $  0.78   $  0.96   $  1.04   $  1.00
Accumulation unit value at end of period                                           $  1.34   $  1.14   $  0.78   $  0.96   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                221       214       161        57        --

AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.65   $  0.51   $  0.68   $  0.90   $  1.00
Accumulation unit value at end of period                                           $  0.68   $  0.65   $  0.51   $  0.68   $  0.90
Number of accumulation units outstanding at end of period (000 omitted)              3,769     4,485     4,583     2,944       311

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND, SERIES I SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.53   $  0.39   $  0.58   $  0.86   $  1.00
Accumulation unit value at end of period                                           $  0.56   $  0.53   $  0.39   $  0.58   $  0.86
Number of accumulation units outstanding at end of period (000 omitted)              1,126     1,357     1,646     1,309       145

AIM V.I. PREMIER EQUITY FUND, SERIES I SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.65   $  0.53   $  0.77   $  0.89   $  1.00
Accumulation unit value at end of period                                           $  0.68   $  0.65   $  0.53   $  0.77   $  0.89
Number of accumulation units outstanding at end of period (000 omitted)              5,048     5,814     6,560     4,983       623

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $  0.41   $  0.29   $  0.51   $  0.69   $  1.00
Accumulation unit value at end of period                                           $  0.43   $  0.41   $  0.29   $  0.51   $  0.69
Number of accumulation units outstanding at end of period (000 omitted)              2,773     2,911     2,423     2,237       456

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.96   $  0.74   $  0.96   $  0.97   $  1.00
Accumulation unit value at end of period                                           $  1.05   $  0.96   $  0.74   $  0.96   $  0.97
Number of accumulation units outstanding at end of period (000 omitted)             11,742    11,403    10,906     4,722       292

ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $  0.54   $  0.44   $  0.65   $  0.80   $  1.00
Accumulation unit value at end of period                                           $  0.58   $  0.54   $  0.44   $  0.65   $  0.80
Number of accumulation units outstanding at end of period (000 omitted)              6,937     7,475     7,706     5,808       700

EVERGREEN VA FUND - CLASS 1* (12/8/2003)
Accumulation unit value at beginning of period                                     $  1.04   $  1.00        --        --        --
Accumulation unit value at end of period                                           $  1.11   $  1.04        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                323       343        --        --        --
* EVERGREEN VA FUND - CLASS 1 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP
  FUND - CLASS 1 ON APRIL 15, 2005.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004      2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH AND INCOME FUND - CLASS 1* (5/30/2000)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 1)
Accumulation unit value at beginning of period                                     $  0.97   $  0.75   $  0.90   $  1.04   $  1.00
Accumulation unit value at end of period                                           $  1.04   $  0.97   $  0.75   $  0.90   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)                311       321       395       178         6
* EVERGREEN VA FUND - CLASS 1 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE
  CAP FUND - CLASS 1 ON APRIL 15, 2005.

EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 1 (12/8/2003)
Accumulation unit value at beginning of period                                     $  1.05   $  1.00        --        --        --
Accumulation unit value at end of period                                           $  1.23   $  1.05        --        --        --
Number of accumulation units outstanding at end of period (000 omitted)                742       542        --        --        --

EVERGREEN VA OMEGA FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.70   $  0.51   $  0.69   $  0.82   $  1.00
Accumulation unit value at end of period                                           $  0.74   $  0.70   $  0.51   $  0.69   $  0.82
Number of accumulation units outstanding at end of period (000 omitted)              3,115     3,258     3,609     3,028       703

EVERGREEN VA SPECIAL VALUES FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.50   $  1.18   $  1.36   $  1.17   $  1.00
Accumulation unit value at end of period                                           $  1.78   $  1.50   $  1.18   $  1.36   $  1.17
Number of accumulation units outstanding at end of period (000 omitted)              2,441     2,255     2,265     1,562         7

EVERGREEN VA STRATEGIC INCOME FUND - CLASS 1 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.43   $  1.24   $  1.09   $  1.04   $  1.00
Accumulation unit value at end of period                                           $  1.53   $  1.43   $  1.24   $  1.09   $  1.04
Number of accumulation units outstanding at end of period (000 omitted)              1,633     1,799     1,607       732        --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.95   $  0.75   $  0.84   $  0.97   $  1.00
Accumulation unit value at end of period                                           $  1.08   $  0.95   $  0.75   $  0.84   $  0.97
Number of accumulation units outstanding at end of period (000 omitted)              6,694     6,068     5,134     1,866       191

FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.92   $  0.73   $  0.72   $  0.82   $  1.00
Accumulation unit value at end of period                                           $  0.99   $  0.92   $  0.73   $  0.72   $  0.82
Number of accumulation units outstanding at end of period (000 omitted)              1,946     2,482     1,948     1,031        50

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.40   $  1.02   $  1.15   $  1.21   $  1.00
Accumulation unit value at end of period                                           $  1.72   $  1.40   $  1.02   $  1.15   $  1.21
Number of accumulation units outstanding at end of period (000 omitted)              4,904     5,042     4,911     2,607       222

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (5/30/2000)
(PREVIOUSLY FTVIPT FRANKLIN SMALL CAP FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $  0.71   $  0.53   $  0.75   $  0.90   $  1.00
Accumulation unit value at end of period                                           $  0.79   $  0.71   $  0.53   $  0.75   $  0.90
Number of accumulation units outstanding at end of period (000 omitted)              5,930     5,842     4,909     4,683       349

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.24   $  1.00   $  1.15   $  1.09   $  1.00
Accumulation unit value at end of period                                           $  1.38   $  1.24   $  1.00   $  1.15   $  1.09
Number of accumulation units outstanding at end of period (000 omitted)             16,072    14,168     6,327     1,374        15

FTVIPT TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.18   $  0.78   $  0.79   $  0.87   $  1.00
Accumulation unit value at end of period                                           $  1.45   $  1.18   $  0.78   $  0.79   $  0.87
Number of accumulation units outstanding at end of period (000 omitted)                254       265       239       116         7

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.88   $  0.68   $  0.84   $  1.02   $  1.00
Accumulation unit value at end of period                                           $  1.03   $  0.88   $  0.68   $  0.84   $  1.02
Number of accumulation units outstanding at end of period (000 omitted)              4,969     3,675     2,373     1,576        53

MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.60   $  0.50   $  0.70   $  0.95   $  1.00
Accumulation unit value at end of period                                           $  0.65   $  0.60   $  0.50   $  0.70   $  0.95
Number of accumulation units outstanding at end of period (000 omitted)              2,642     2,708     2,832     1,928       187


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
                                       15

VARIABLE ACCOUNT CHARGES OF 1.35% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004      2003      2002      2001      2000
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.83   $  0.63   $  0.94   $  1.01   $  1.00
Accumulation unit value at end of period                                           $  0.87   $  0.83   $  0.63   $  0.94   $  1.01
Number of accumulation units outstanding at end of period (000 omitted)              1,365     1,295       832       454        76

MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $  1.17   $  1.03   $  1.10   $  1.11   $  1.00
Accumulation unit value at end of period                                           $  1.29   $  1.17   $  1.03   $  1.10   $  1.11
Number of accumulation units outstanding at end of period (000 omitted)             18,107    16,041     8,646     3,493       141

PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.99   $  0.79   $  0.98   $  1.07   $  1.00
Accumulation unit value at end of period                                           $  1.08   $  0.99   $  0.79   $  0.98   $  1.07
Number of accumulation units outstanding at end of period (000 omitted)              1,729     1,701     1,879     1,109        17

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.60   $  0.45   $  0.53   $  0.76   $  1.00
Accumulation unit value at end of period                                           $  0.67   $  0.60   $  0.45   $  0.53   $  0.76
Number of accumulation units outstanding at end of period (000 omitted)              1,200     1,252     1,444     1,359       155

PUTNAM VT VISTA FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $  0.54   $  0.41   $  0.60   $  0.92   $  1.00
Accumulation unit value at end of period                                           $  0.63   $  0.54   $  0.41   $  0.60   $  0.92
Number of accumulation units outstanding at end of period (000 omitted)              2,468     3,036     3,391     7,086       487


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

- ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUES: Allocation of Purchase Payments and Contract Values: Purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


FUND                                   INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash       Maximum current income consistent with liquidity and stability    American Express
Management Fund                        of principal. Invests primarily in money market instruments,      Financial Corporation
                                       such as marketable debt obligations issued by corporations or     (AEFC)
                                       the U.S. government or its agencies, bank certificates of
                                       deposit, bankers' acceptances, letters of credit, and
                                       commercial paper, including asset-backed  commercial paper.

AXP(R) Variable Portfolio - Managed    Maximum total investment return through a combination of          AEFC
Fund                                   capital growth and current income. Invests primarily in a
                                       combination of common and preferred stocks, bonds and other debt securities.

AXP(R) Variable Portfolio - NEW        Long-term growth of capital. Invests primarily in common stocks   AEFC
DIMENSIONS FUND(R)                     showing potential for significant growth.

AXP(R) Variable Portfolio - S&P 500    Long-term capital appreciation. Invests primarily in securities   AEFC
Index Fund                             of large-capitalization stocks of U.S. companies that are
                                       expected to provide investment results that correspond to the performance of the S&P 500(R) Index.

AXP(R) Variable Portfolio - Short      A high level of current income and safety of principal            AEFC
Duration  U.S. Government Fund         consistent with an investment in U.S. government and government agency securities. Under normal market conditions, at least 80%
                                       of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

AXP(R) Variable Portfolio - Small      Long-term capital growth. Under normal market conditions, at      AEFC, adviser; Kenwood
Cap Advantage Fund                     least 80% of the Fund's net assets are invested in equity         Capital Management LLC,
                                       securities of companies with market capitalization of up to  $2   subadviser.
                                       billion or that fall within the range of the Russell 2000(R)
                                       Index at the time of investment.

AIM V.I. Capital Appreciation Fund,    Growth of capital. Invests principally in common stocks of        A I M Advisors, Inc.
Series I Shares                        companies likely to benefit from new or innovative products, services or processes as well as those with above-average
                                       growth and excellent prospects for future growth. The fund  can invest up to 25% of its total assets in foreign securities that involve risks not associated with investing solely in the
                                       United States.

AIM V.I. Dent Demographic Trends       Long-term growth of capital. Seeks to meet its objective by       AIM Advisors, Inc.,
Fund, Series I Shares                  investing in securities of companies that are likely to benefit   advisor; H.S. Dent
                                       from changing demographic, economic, and lifestyle trends. The    Advisors, Inc.,
                                       Fund may invest up to 25% of its assets in foreign securities.    subadvisor.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                   INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund, Series   Long-term growth of capital with income as a secondary            A I M Advisors, Inc.
I Shares                               objective. Invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities. The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The Fund may also invest up to
                                       25% of its total assets in foreign securities.

AllianceBernstein VP Global            Growth of capital. Current income is only an incidental           Alliance Capital
Technology Portfolio (Class B)         consideration. Invests a global portfolio of securities and       Management L.P.
                                       non-U.S. companies selected for growth potential.
(previously AllianceBernstein VP -
Technology Portfolio (Class B))

AllianceBernstein VP Growth and        Reasonable current income and reasonable appreciation. Invests    Alliance Capital
Income Portfolio (Class B)             primarily in dividend-paying common stocks of  good quality.      Management L.P.

AllianceBernstein VP Large Cap         Long-term growth of capital by pursuing aggressive investment     Alliance Capital
Growth Portfolio  (Class B)            policies. Invests primarily in equity securities of a limited     Management L.P.
                                       number of large, carefully selected, high-quality U.S.
(previously AllianceBernstein VP       companies that are judged likely to achieve superior earnings
Premier Growth Portfolio (Class B))    growth.

Evergreen VA Fundamental Large Cap     Capital growth with the potential for current income. Invests     Evergreen Investment
Fund - Class 1                         primarily in common stocks of medium- and large-sized  U.S.       Management Company, LLC
                                       companies whose market capitalizations at time of purchase fall
(previously Evergreen VA Growth and    within the range tracked by the Russell 1000(R) Index.
Income Fund - Class 1. Evergreen VA
Fund - Class 1 merged into Evergreen
VA Growth and Income Fund - Class 1
as of 4/15/05.)

Evergreen VA International Equity      Long-term capital growth, with modest income as a secondary       Evergreen Investment
Fund - Class 1                         objective. The Fund seeks to achieve its goal by investing        Management Company, LLC
                                       primarily in equity securities issued by established, quality
                                       non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations.
                                       The Fund may also invest in emerging markets.

Evergreen VA Omega  Fund - Class 1     Long-term capital growth. Invests primarily in common  stocks     Evergreen Investment
                                       and securities convertible into common stocks of  U.S.            Management Company, LLC
                                       companies across all market capitalizations.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                   INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Values Fund -     Capital growth in the value of its shares. The Fund seeks to      Evergreen Investment
Class 1                                achieve its goal by investing at least 80% of its assets in       Management Company, LLC
                                       common stocks of small U.S. companies whose having market
                                       capitalizations at the time of purchase fall within the range tracked by the Russell 2000(R) Index.

Evergreen VA Strategic Income Fund -   High current income from interest on debt securities with a       Evergreen Investment
Class 1                                secondary objective of potential for growth of capital in         Management Company, LLC
                                       selecting securities. The Fund seeks to achieve its goal by investing primarily in domestic high-yield, high-risk "junk"
                                       bonds and other debt securities (which may be denominated in
                                       U.S. dollars or in non-U.S. currencies) of foreign governments and foreign corporations.

Fidelity(R) VIP Contrafund(R)          Seeks long-term capital appreciation. Normally invests            Fidelity Management &
Portfolio Service Class                primarily in common stocks. Invests in securities of companies    Research Company (FMR),
                                       whose value it believes is not fully recognized by the public.    investment manager; FMR
                                       Invests in either "growth" stocks or "value" stocks or both.      U.K. and FMR Far East,
                                       The fund invests in domestic and foreign issuers.                 sub-investment advisers.

Fidelity(R) VIP High Income            Seeks a high level of current income, while also considering      FMR, investment manager;
Portfolio Service Class                growth of capital. Normally invests primarily in                  FMR U.K., FMR Far East,
                                       income-producing debt securities, preferred stocks and            sub-investment advisers.
                                       convertible securities, with an emphasis on lower-quality debt securities. May invest in non-income producing securities, including defaulted securities and common stocks. Invests in companies in troubled or uncertain financial condition. The
                                       Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap Portfolio      Long-term growth of capital. Allocates assets across different    FMR, investment manager;
Service Class                          market sectors and maturities. Normally invests primarily in      FMR U.K., FMR Far East,
                                       common stocks. Normally invests at least 80% of assets in         sub-investment advisers.
                                       securities of companies with medium market capitalizations.
                                       May invest in companies with smaller or larger market
                                       capitalizations. Invests in domestic and foreign issuers. The
                                       Fund invests in either "growth" or "value" common stocks or both.

FTVIPT Franklin  Small-Mid Cap         Long-term capital growth. The Fund normally invests at least      Franklin Advisers, Inc.
Growth Securities Fund - Class 2       80% of its net assets in investments of small capitalization
                                       (small cap) and mid capitalization (mid cap) companies.  For
(previously FTVIPT Franklin Small      this Fund, small-cap companies are those with market
Cap  Fund - Class 2)                   capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000(R) Index,
                                       whichever is greater, at the time of purchase; and mid cap companies are companies with market capitalization values not exceeding $8.5 billion at the time of purchase.

FTVIPT Mutual Shares Securities Fund   Capital appreciation, with income as a secondary goal. The Fund   Franklin Mutual
- Class 2                              normally invests mainly in U.S. equity securities and             Advisers, LLC
                                       substantially in undervalued stocks, risk arbitrage securities and distressed companies.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                   INVESTMENT OBJECTIVE AND POLICIES                                 INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Developing Markets    Long-term capital appreciation. The Fund normally invests at      Templeton Asset
Securities Fund - Class 2              least 80% of its net assets in emerging market investments and    Management Ltd.
                                       invests primarily to predominantly in equity securities.

FTVIPT Templeton Foreign Securities    Long-term capital growth. The Fund normally invests at least      Templeton Investment
Fund - Class 2                         80% of its net assets in investments of issuers located outside   Counsel, LLC
                                       the U.S., including those in emerging markets.

MFS(R) Investors Growth Stock Series   Long-term growth of capital and future income. Invests at least   MFS Investment
- Service Class                        80% of its net assets in common stocks and related securities     Management(R)
                                       of companies which MFS(R) believes offer better than average prospects for long-term growth.

MFS(R) New Discovery Series -          Capital appreciation. Invests at least 65% of its net assets in   MFS Investment
Service Class                          equity securities of emerging growth companies.                   Management(R)

MFS(R) Total Return Series - Service   Above-average income consistent with the prudent employment of    MFS Investment
Class                                  capital, with growth of capital and income as a secondary         Management(R)
                                       objective. Invests primarily in a combination of equity and fixed income securities.

Putnam VT Growth and Income Fund -     Capital growth and current income. The fund pursues its goal by   Putnam Investment
Class IB Shares                        investing mainly in common stocks of U.S. companies, with a       Management, LLC
                                       focus on value stocks that offer the potential for capital growth, current income or both.

Putnam VT International New            Long-term capital appreciation. The fund pursues its goal by      Putnam Investment
Opportunities Fund - Class IB Shares   investing mainly in common stocks of companies outside the        Management, LLC
                                       United States. The fund invests mainly in growth stocks.

Putnam VT Vista Fund - Class IB        Capital appreciation. The fund pursues its goal by investing      Putnam Investment
Shares                                 mainly in common stocks of U.S. companies, with a focus on        Management, LLC
                                       growth stocks.


                  AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAs)


The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with Guarantee Periods ranging from two to ten years. The minimum required investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

             IF YOUR GPA RATE IS:                                  THE MVA IS:
             Less than the new GPA rate + 0.10%                    Negative

             Equal to the new GPA rate + 0.10%                     Zero

             Greater than the new GPA rate + 0.10%                 Positive

GENERAL EXAMPLES

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(    1 + i     )(TO THE POWER OF n/12) - 1] = MVA
                                ------------
                                1 + j + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

         n = number of months remaining in the current Guarantee Period
             (rounded up).

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(      1.030      )(TO THE POWER OF 84/12) - 1] = -$39.84
               ---------------
               1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(      1.030      )(TO THE POWER OF 84/12) - 1] = $27.61
               ---------------
               1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT

You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses.


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

New contracts are not currently being offered.


As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can own a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you applied, you selected (if available in your state):

- the one-year fixed account, GPAs and/or subaccounts in which you wanted to invest(1);

-    how you wanted to make purchase payments;

-    the optional Maximum Anniversary Value Death Benefit Rider(2);

-    the optional Guaranteed Minimum Income Benefit Rider(3);

-    the optional Performance Credit Rider(3);

-    the optional Benefit Protector(SM) Death Benefit Rider(4);

-    the optional Benefit Protector(SM) Plus Death Benefit Rider(4); and

-    a beneficiary.


(1)  GPAs may not be available in some states.


(2) Available if both you and the annuitant are 79 or younger at contract issue. May not be available in all states.
(3) You may select either the GMIB or the PCR, but not both. Riders may not be available in all states. The GMIB is available if the annuitant is 75 or younger at contact issue. If you select the GMIB you must select the MAV rider.
(4) Available if you and the annuitant are 75 or younger at contract issue. These riders may not be available in all states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum for the GPAs.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-    no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

For contracts issued in Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
      $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.


We apply a credit to your contract of 1% of your current payment. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, one-year fixed account and subaccounts in the same proportions as your purchase payment.


We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. Some states limit the amount of any contract charge to the one-year fixed account. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are base on whether the contract is a qualified annuity or a nonqualified annuity and the death benefit that applies to your contract.

                                                         QUALIFIED    NONQUALIFIED
                                                         ANNUITIES      ANNUITIES
   Return of Purchase Payment death benefit                0.85%          1.10%
   Maximum Anniversary Value death benefit                 0.95           1.20

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE


We charge a fee (currently 0.30%) based on the adjusted contract value for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We calculate the fee as follows: 0.30% X (CV + ST - FAV)

    CV  = contract value on the contract anniversary
    ST  = transfers from the subaccounts to the GPAs or the one-year fixed account made six months before the contract anniversary.
    FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs or the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2003 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2003 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2004 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

-    The GMIB fee percentage is 0.30%.

We calculate the charge for the GMIB as follows:

   Contract value on the contract anniversary:                                                              $73,250
   plus transfers from the subaccounts to the one-year fixed account
   in the six months before the contract anniversary:                                                       +15,000
   minus the value of the one-year fixed account on the contract anniversary:                               -15,250
                                                                                                            -------
                                                                                                            $73,000

The GMIB fee charged to you: 0.30% x $73,000 =                                                              $   219

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and the one-year fixed account in the same proportion as your interest bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, GPAs and fixed one-year account in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE

If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than eight years before the date of withdrawal. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustments (MVA).")

Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

   (a) is 10% of your prior anniversary's contract value, and
   (b) is current contract earnings.


NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

        PPW  =  XSF +   (ACV - XSF)   X  (PPNPW - XSF)
                      ---------------
                        (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:

                                   YEARS FROM PURCHASE                     WITHDRAWAL CHARGE
                                     PAYMENT RECEIPT                        PAYMENT RECEIPT
                                            1                                     8%

                                            2                                     8

                                            3                                     7

                                            4                                     7

                                            5                                     6

                                            6                                     5

                                            7                                     3

                                            Thereafter                            0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

- The contract date is Jan. 1, 2003 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

-    We received these payments

     -- $10,000 Jan. 1, 2003;

     -- $8,000 Feb. 28, 2010;

     -- $6,000 Feb. 20, 2011; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2013 and made no other withdrawals during that contract year; and

-    The prior anniversary Jan. 1, 2012 contract value was $38,488.

WITHDRAWAL CHARGE       EXPLANATION

WITHDRAWAL CHARGE   EXPLANATION
      $  0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and

         0 $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and

         0 $10,000 Jan. 1, 2003 purchase payment was received seven or more years before withdrawal and is withdrawn without withdrawal charge; and

       560 $8,000 Feb. 28, 2010 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and

       420          $6,000 Feb. 20, 2011 purchase payment is in its third year
      ----          from receipt withdrawn with a 7% withdrawal charge.
      $980

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-    withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

-    contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-    amounts we refund to you during the free look period;* and

-    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXEDACCOUNT


We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:


- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;


- plus any purchase payment credits allocated to the one-year fixed account and GPAs;


-    plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


-    minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:

     -- Guaranteed Minimum Income Benefit rider

     -- Performance Credit rider.

     -- Benefit Protector(SM) rider

     -- Benefit Protector(SM) Plus rider

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial withdrawals;

-    withdrawal charges;


and the deduction of a prorated portion of:

-    the contract administrative charge;

-    the fee for any of the following optional benefits you have selected:

     -- Guaranteed Minimum Income Benefit rider

     -- Performance Credit rider.

     -- Benefit Protector(SM) rider

     -- Benefit Protector(SM) Plus rider


Accumulation unit values will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and


- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                     NUMBER
                                                                 AMOUNT         ACCUMULATION        OF UNITS
                                                MONTH           INVESTED         UNIT VALUE         PURCHASED
By investing an equal number
of dollars each month...                         Jan              $100               $20              5.00

                                                 Feb               100                18              5.56

you automatically buy                            Mar               100                17              5.88
more units when the
per unit market price is low...         ---->    Apr               100                15              6.67

                                                 May               100                16              6.25

                                                 Jun               100                18              5.56

                                                 Jul               100                17              5.88

and fewer units                                  Aug               100                19              5.26
when the per unit
market price is high.                   ---->   Sept               100                21              4.76

                                                 Oct               100                20              5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into GPAs, the one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the GPAs will be effective on the valuation date we receive it.

- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

-    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or one-year fixed account.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE
Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, withdrawal charges or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and the one-year fixed account must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract; or

     -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus(SM) Death Benefit rider will terminate upon transfer of ownership. Continuation of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are two death benefit options under this contract: the Return of Purchase Payment Death Benefit (ROP) and the Maximum Anniversary Value (MAV) Death Benefit Rider. If either you or the annuitant are 80 or older at contract issue, we require the ROP death benefit. If both you and the annuitant are 79 or younger at contract issue, you can elect either the ROP death benefit or the MAV death benefit rider (if it is available in your state) on your application. Once you elect a death benefit option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either death benefit, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENT DEATH BENEFIT (ROP)

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

     DEATH BENEFIT ADJUSTED PARTIAL WITHDRAWALS  =  PW X DB
                                                    -------
                                                      CV

        PW = the partial withdrawal including any applicable withdrawal charge or MVA.
        DB = the death benefit on the date of (but prior to) the partial withdrawal.
        CV = contract value on the date of (but prior to) the partial withdrawal.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

-    You purchase the contract with a payment of $25,000 on Jan. 1, 2003.

-    On Jan. 1, 2004 you make an additional purchase payment of $5,000.

- On March 1, 2004 the contract value falls to $28,000. You take a $1,500 partial withdrawal leaving a contract value of $26,500.

-    On March 1, 2005 the contract value falls to $25,000.

     We calculate the ROP death benefit on March 1, 2005 as follows:

       Contract value at death:                                               $25,000.00
                                                                              ==========
       Purchase payments and purchase payment credits
       minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:               $30,000.00
          minus ROP adjusted partial withdrawals calculated as:
          $1,500 x $30,000 =                                                   -1,607.14
          ----------------                                                    ----------
              $28,000

       for a death benefit of:                                                $28,392.86
                                                                              ==========
       The ROP death benefit calculated as the greatest of these two values:  $28,392.86

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT RIDER

The MAV rider is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not the MAV rider is appropriate for your situation.

If the MAV rider is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV rider to your contract at the time of purchase. Once you select the MAV rider you may not cancel it. You must select the MAV rider if you choose to add the Guaranteed Minimum Income Benefit Rider to your contract.

The MAV rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.


MAXIMUM ANNIVERSARY VALUE (MAV): We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2003.

- On Jan. 1, 2004 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2004 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2004 as follows:


       Contract value at death:                                                  $20,500.00
                                                                                 ==========
       Purchase payments and purchase payment credits
       minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                  $20,000.00
          minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 x $20,000 =                                                      -1,363.64
          ----------------                                                       ----------
              $22,000

       for a death benefit of:                                                   $18,636.36
                                                                                 ==========
       The MAV immediately preceding the date of death:
          Greatest of your contract anniversary contract values:                 $24,000.00
          plus purchase payments and purchase payment credits
          made since the prior anniversary:                                           +0.00
          minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 x $24,000 =                                                      -1,636.36
          ----------------                                                       ----------
              $22,000

       for a death benefit of:                                                   $22,363.64
                                                                                 ==========
       The MAV death benefit, calculated as the greatest of these
       three values, which is the MAV:                                           $22,363.64


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuation of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     Your spouse may elect to assume ownership of the contract at any time before annuity payments begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any other optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuation of the Benefit Protector rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.

- On July 1, 2003 the contract value grows to $105,000. The death benefit under the MAV death benefit rider on July 1, 2003 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2004 the contract value grows to $110,000. The death benefit on Jan. 1, 2004 equals:

     MAV rider (contract value):                                                $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV Death Benefit minus payments not
       previously withdrawn):
       0.40 x ($110,000 - $100,000) =                                             +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

- On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:

     MAV rider (MAV):                                                           $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
       0.40 x ($110,000 - $100,000) =                                             +4,000
                                                                                --------
     Total death benefit of:                                                    $114,000

- On Feb. 1, 2005 the contract value remains at $105, 000 and you request a partial withdrawal, including the applicable 7% withdrawal charges of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:

     MAV rider (MAV adjusted for partial withdrawals):                           $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
       0.40 x ($57,619 - $55,000) =                                               +1,048
                                                                                 -------
     Total death benefit of:                                                     $58,667


- On Jan. 1, 2006 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit on Feb. 1, 2005. The reduction in contract value has no effect.


- On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2012 equals:

     MAV rider (contract value):                                                $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)                      +55,000
                                                                                --------
     Total death benefit of:                                                    $255,000

- On July 1, 2012 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2012 equals:

     MAV rider (contract value less any purchase payment credits
       added in the last 12 months):                                            $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)                      +55,000
                                                                                --------
     Total death benefit of:                                                    $304,500


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2013 equals:

     MAV rider (contract value):                                                $250,000
     plus the Benefit Protector benefit (40% of earnings
       at death, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old):
       0.40 x ($250,000 - $105,000) =                                            +58,000
                                                                                --------
     Total death benefit of:                                                    $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.


The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                   PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR      UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                           0%                                           0%

Three and Four                       10%                                        3.75%

Five or more                         20%                                         7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

-    the applicable death benefit PLUS

                   IF YOU AND THE ANNUITANT ARE UNDER           IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR      AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                Zero                                         Zero

Two                40% x earnings at death (see above)          15% x earnings at death

Three and Four     40% x (earnings at death + 25% of            15% x (earnings at death + 25% of
                   initial purchase payment*)                   initial purchase payment*)

Five or more       40% x (earnings at death + 50% of            15% x (earnings at death + 50% of
                   initial purchase payment*)                   initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR PLUS

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit rider.


- On July 1, 2003 the contract value grows to $105,000. The death benefit on July 1, 2003 equals MAV death benefit rider, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.


- On Jan. 1, 2004 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2004 equals:

       MAV rider (contract value):                                                     $110,000
       plus the Benefit Protector Plus benefit which equals 40% of earnings at death
       (MAV rider minus payments not previously withdrawn):
       0.40 x ($110,000 - $100,000) =                                                    +4,000
                                                                                       --------
     Total death benefit of:                                                           $114,000

- On Jan. 1, 2005 the contract value falls to $105,000. The death benefit on Jan. 1, 2005 equals:

       MAV rider (MAV):                                                                $110,000
       plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
       0.40 x ($110,000 - $100,000) =                                                    +4,000
       plus 10% of purchase payments made within 60 days of contract issue
       and not previously withdrawn: 0.10 x $100,000 =                                  +10,000
                                                                                       --------
     Total death benefit of:                                                           $124,000

- On Feb. 1, 2005 the contract value remains at $105, 000 and you request a partial withdrawal, including the applicable 7% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2005 equals:

       MAV rider (MAV adjusted for partial withdrawals):                                $57,619
       plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
       0.40 x ($57,619 - $55,000) =                                                      +1,048
       plus 10% of purchase payments made within 60 days of contract
       issue and not previously withdrawn: 0.10 x $55,000 =                              +5,500
                                                                                        -------
     Total death benefit of:                                                            $64,167


- On Jan. 1, 2006 the contract value falls to $40,000. The death benefit on Jan. 1, 2006 equals the death benefit paid on Feb. 1, 2005. The reduction in contract value has no effect.


- On Jan. 1, 2012 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2012 equals:

       MAV rider (contract value):                                                     $200,000
       plus the Benefit Protector Plus benefit which equals
       40% of earnings at death, up to a maximum of 100%
       of purchase payments not previously withdrawn
       that are one or more years old                                                   +55,000
       plus 20% of purchase payments made within 60 days of
       contract issue and not previously withdrawn: 0.20 x $55,000 =                    +11,000
                                                                                       --------
     Total death benefit of:                                                           $266,000

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2012 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2012 equals:

       MAV rider (contract value less any purchase payment credits
       added in the last 12 months):                                                   $249,500
       plus the Benefit Protector Plus benefit which equals
       40% of earnings at death, up to a maximum of
       100% of purchase payments not previously withdrawn
       that are one or more years old                                                   +55,000
       plus 20% of purchase payments made within 60 days of
       contract issue and not previously withdrawn: 0.20 x $55,000 =                    +11,000
                                                                                       --------
     Total death benefit of:                                                           $315,500

- On July 1, 2013 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2013 equals:

       MAV rider (contract value):                                                     $250,000
       plus the Benefit Protector Plus benefit which equals 40% of earnings at death
       (MAV rider minus payments not previously withdrawn):
       0.40 x ($250,000 - $105,000) =                                                   +58,000
       plus 20% of purchase payments made within 60 days of contract issue
       and not previously withdrawn: 0.20 x $55,000 =                                   +11,000
                                                                                       --------
     Total death benefit of:                                                           $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

-    you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

-    you can only exercise the GMIB within 30 days after a contract anniversary,

- the MAV we use in the GMIB benefit base to calculate annuity payouts under the GMIB is limited after age 81, and

-    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy required minimum distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional annual charge (see "Charges"). You cannot select the GMIB if you add the Performance Credit Rider to your contract. You must elect the GMIB along with the MAV rider at the time you purchase your contract and your rider effective date will be the contract issue date.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB at the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

-    the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

     -- Plan A - Life Annuity -- no refund

     -- Plan B - Life Annuity with ten years certain

     -- Plan D - Joint and last survivor life annuity -- no refund

-    you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

                          P SUB(t-1) (1 + i) = P SUB(t)
                          -----------------------------
                                      1.05

     P SUB(t-1)  =  prior annuity payout

     P SUB(t)    =  current annuity payout

     i           =  annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base (described below) equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

Keep in mind that the MAV is limited after age 81.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

                                 PMT X CVG
                                 ---------
                                    ECV

     PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.

     CVG  = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first rider anniversary.

-    You may terminate the rider any time after the seventh rider anniversary.

-    The rider will terminate on the date:

     -- you make a full withdrawal from the contract;

     -- a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

-    There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                           GMIB
ANNIVERSARY                              CONTRACT VALUE          PURCHASE PAYMENTS             MAV             BENEFIT BASE
   1                                        $107,000                 $101,000                $107,000
   2                                         125,000                  101,000                 125,000
   3                                         132,000                  101,000                 132,000
   4                                         150,000                  101,000                 150,000
   5                                          85,000                  101,000                 150,000
   6                                         120,000                  101,000                 150,000
   7                                         138,000                  101,000                 150,000            $150,000
   8                                         152,000                  101,000                 152,000             152,000
   9                                         139,000                  101,000                 152,000             152,000
  10                                         126,000                  101,000                 152,000             152,000
  11                                         138,000                  101,000                 152,000             152,000
  12                                         147,000                  101,000                 152,000             152,000
  13                                         163,000                  101,000                 163,000             163,000
  14                                         159,000                  101,000                 163,000             163,000
  15                                         215,000                  101,000                 215,000             215,000

NOTE: The MAV is limited after age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                          MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                     GMIB                 LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                                 BENEFIT BASE                NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
 10                                $152,000 (MAV)                       $  785.84          $  766.08             $627.76
 15                                 215,000 (Contract Value = MAV)       1,272.80           1,212.60              984.70

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                                          LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                                       CONTRACT VALUE        NO REFUND      TEN YEARS CERTAIN   ANNUITY -- NO REFUND
 10                                                  $126,000           $  651.42          $  635.04             $520.38
 15                                                   215,000            1,272.80           1,212.60              984.70

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot select the PCR if you select the GMIB.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.
                                                  PW X TV
     TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  = -------
                                                    CV

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.
       TV = the target value on the date of (but prior to) the partial withdrawal.
       CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

Option A) You may choose to accept a PCR credit to your contract equal to:

                             5% X (PP - PCRPW - PP5)

       PP =  total purchase payments and purchase payment credits.

    PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix B.

      PP5 = purchase payments and purchase payment credits made in the prior five years.

             We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the fixed accounts and subaccounts according to your current asset allocation.

Option B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
                                       49

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-    The PCR will terminate on the date:

     -- you make a full withdrawal from the contract,

     -- that a death benefit is payable, or

     -- you choose to begin taking annuity payouts.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2003 and we add a $1,000 purchase payment credit to the contract

-    There are no additional purchase payments and no partial withdrawals

-    On Jan. 1, 2013, the contract value is $200,000

- We determine the target value on Jan. 1, 2013 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)10 = $101,000 x 2.00423 = $202,427.

     Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

     5% x (PP - TVPW - PP5) = 1.05 x ($101,000 - 0 - 0) = $5,050.

     After application of the PCR credit, your total contract value on Jan. 1, 2013 would be $205,050.

- On Feb. 1, 2013, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2013 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2013, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2013 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2023.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.61% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, your withdrawal will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. If you withdraw all of your nonqualified contract before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payout. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payout outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payout.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death or, in the event of non-natural ownership, the death of the annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if annuity payouts begin before the first contract anniversary.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses, or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's SPD, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    Because of your death,

-    Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-    To pay certain medical or education expenses (IRAs only).

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDERS OR THE MAV DEATH
BENEFIT: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;


-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA(1)

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.



YEARS ENDED DEC. 31, (THOUSANDS)                                 2004          2003(1)       2002(1)        2001(1)        2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $  376,487     $  372,194    $  292,067     $  271,718     $  299,759
Net gain (loss) on investments                                     5,193         25,105             3        (89,920)           469
Other                                                             36,012         21,277        18,957         14,806          7,553
TOTAL REVENUES                                                $  417,692     $  418,576    $  311,027     $  196,604     $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
   AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 $   43,200     $   56,704    $  (52,177)    $  (63,936)    $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE   $   25,192     $   37,629    $  (33,690)    $  (41,728)    $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT    $   (3,562)    $       --    $       --     $       --     $       --
NET INCOME (LOSS)                                             $   21,630     $   37,629    $  (33,690)    $  (41,728)    $   24,365
TOTAL ASSETS                                                  $9,149,189     $8,735,643    $8,026,730     $5,275,681     $4,652,221


(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit


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credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.


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For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.


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FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.



                                                                                PAYMENTS DUE BY YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(MILLIONS)                                                  TOTAL           2005        2006-2007      2008-2009  AND THEREAFTER
--------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
Total                                                      $8,017           $730        $1,655         $1,618        $4,014



(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

RISK MANAGEMENT

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit


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payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other


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benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

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ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - American Express New Solutions(R) Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


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American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

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3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

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4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

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5
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American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL


STEP ONE

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

      RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

   RPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X RP
                                        -------
                                           CV

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

      EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

     EPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X EPA X EPA
                                          --------   ---
                                             CV      RPA

       PW = the partial withdrawal including any applicable withdrawal charge or MVA.

       CV = the contract value on the date of (but prior to) the partial withdrawal.

      EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

      RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- On Jan. 1, 2003 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2009 you make an additional purchase payment in the amount of $100,000.

-    Contract values before any partial withdrawals are shown below.

-    On Jan. 1, 2006 you make a partial withdrawal in the amount of $10,000.

- On Jan. 1, 2011 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                  TOTAL PURCHASE PAYMENTS          CONTRACT VALUE
Jan. 1, 2003                $100,000                     $100,000
Jan. 1, 2004                 100,000                      110,000
Jan. 1, 2005                 100,000                      115,000
Jan. 1, 2006                 100,000                      120,000
Jan. 1, 2007                 100,000                      115,000
Jan. 1, 2008                 100,000                      120,000
Jan. 1, 2009                 200,000                      225,000
Jan. 1, 2010                 200,000                      230,000
Jan. 1, 2011                 200,000                      235,000
Jan. 1, 2012                 200,000                      230,000
Jan. 1, 2013                 200,000                      235,000

          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2006:

       RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
       total purchase payments made prior to the partial withdrawal      $10,000 X $100,000
       minus the RPA adjusted partial withdrawals for all previous       ------------------ =  $8,333
       partial withdrawals = $100,000 - 0 = $100,000                          $120,000

For the second partial withdrawal on Jan. 1, 2011:

       RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
       total purchase payments made prior to the partial withdrawal      $10,000 X $191,667
       minus the RPA adjusted partial withdrawals for all previous       ------------------ =  $8,156
       partial withdrawals = $200,000 - $8,333 = $191,667                     $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2006:

       EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
       total purchase payments made prior to the partial withdrawal      $10,000 X $100,000    $100,000
       AND the five-year exclusion period minus the EPA adjusted         ------------------ x  -------- =  $8,156
       partial withdrawals for all previous partial                           $120,000         $100,000
       withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2011:

       EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
       total purchase payments made prior to the partial withdrawal      $10,000 X $91,844    $ 91,844
       AND the five-year exclusion period minus the EPA                  ----------------- x  ---------- =  $1,873
       adjusted partial withdrawals for all previous partial                  $235,000        $191,667
       withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

       PCRPW amount = $8,156 + $1,873 = $10,029


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                                                 p. 3
Rating Agencies                                                             p. 4
Principal Underwriter                                                       p. 4
Independent Registered Public Accounting Firm                               p. 4
Condensed Financial Information (Unaudited)                                 p. 5
Financial Statements


          AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437



240355 H (4/05)

PROSPECTUS


APRIL 29, 2005


EVERGREEN

ESSENTIAL(SM) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)

           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Administrative Office)


           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT


NEW EVERGREEN ESSENTIAL(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. Prospectuses are also available for:

-  American Express(R) Variable Portfolio Funds

-  AIM Variable Insurance Funds, Series II Shares

-  Evergreen Variable Annuity Trust - Class 2

-  Fidelity(R) Variable Insurance Products Service Class 2

-  Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

-  Oppenheimer Variable Account Funds - Service Shares

-  Putnam Variable Trust - Class IB Shares

Please read the prospectuses carefully and keep them for future reference.


This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4

EXPENSE SUMMARY                                                                6

CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   11
FINANCIAL STATEMENTS                                                          14

THE VARIABLE ACCOUNT AND THE FUNDS                                            14

GUARANTEE PERIOD ACCOUNTS (GPAs)                                              19
THE ONE-YEAR FIXED ACCOUNT                                                    22
BUYING YOUR CONTRACT                                                          22
CHARGES                                                                       26
VALUING YOUR INVESTMENT                                                       31
MAKING THE MOST OF YOUR CONTRACT                                              33

WITHDRAWALS                                                                   39
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          40
CHANGING OWNERSHIP                                                            40
BENEFITS IN CASE OF DEATH                                                     41
OPTIONAL BENEFITS                                                             45
THE ANNUITY PAYOUT PERIOD                                                     58
TAXES                                                                         60
VOTING RIGHTS                                                                 62
SUBSTITUTION OF INVESTMENTS                                                   63
ABOUT THE SERVICE PROVIDERS                                                   63
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         64
ADDITIONAL INFORMATION                                                        72
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 72
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
  FINANCIAL INFORMATION                                                       73
APPENDIX: PERFORMANCE CREDIT RIDER
  ADJUSTED PARTIAL WITHDRAWAL                                                 93
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION                                         95

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-  Roth IRAs under Section 408A of the Code

-  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. We will not deduct any other charges. (See "Buying Your Contract -- Purchase Payment Credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 14)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 19 and p. 22)


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 22)


MINIMUM INITIAL PURCHASE PAYMENTS

   If paying by Systematic Investment Plan (SIP):
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL PURCHASE PAYMENTS*

      $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama and Maryland purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or the one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 35)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 39)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 40)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 41)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 45)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 58)

TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 60)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

               SEVEN-YEAR SCHEDULE                                      FIVE-YEAR SCHEDULE
YEARS FROM PURCHASE           WITHDRAWAL CHARGE          YEARS FROM PURCHASE            WITHDRAWAL CHARGE
  PAYMENT RECEIPT                PERCENTAGE                PAYMENT RECEIPT                 PERCENTAGE
        1                            8%                          1                             8%
        2                            8                           2                             7
        3                            7                           3                             6
        4                            7                           4                             4
        5                            6                           5                             2
        6                            5                           Thereafter                    0
        7                            3
        Thereafter                   0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans").

                                                             ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                      3.50%                      5.00%
Qualified discount rate                                  4.86%                      6.36%
Nonqualified discount rate                               5.11                       6.61

                                                             ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                       3.50%                      5.00%
Qualified discount rate                                  5.16%                      6.66%
Nonqualified discount rate                               5.41                       6.91

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
QUALIFIED ANNUITIES
ROP death benefit                                              0.85%                     0.15%                      1.00%
MAV death benefit(1),(2)                                       1.05                      0.15                       1.20
EDB(1)                                                         1.15                      0.15                       1.30

NONQUALIFIED ANNUITIES
ROP death benefit                                              1.10                      0.15                       1.25
MAV death benefit(1),(2)                                       1.30                      0.15                       1.45
EDB(1)                                                         1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP death benefit                                              1.15                      0.15                       1.30
MAV death benefit(1),(2)                                       1.35                      0.15                       1.50
EDB(1)                                                         1.45                      0.15                       1.60

NONQUALIFIED ANNUITIES
ROP death benefit                                              1.40                      0.15                       1.55
MAV death benefit(1),(2)                                       1.60                      0.15                       1.75
EDB(1)                                                         1.70                      0.15                       1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                     $  40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                 0.55%*

GMIB - 6% RISING FLOOR                                                     0.75%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                    0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                      0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                 0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

*    This fee applies only if you elect this optional feature.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                        MINIMUM                   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                           .69%                      1.27%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                               GROSS TOTAL
                                                              MANAGEMENT   12b-1      OTHER      ANNUAL
                                                                 FEES      FEES     EXPENSES    EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                 .51%       .13%       .05%       .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                .60        .13        .08        .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund       .64        .13        .09        .86(1)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)               .53        .13        .06        .72(1)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund        .94        .13        .20       1.27(1)
AIM V.I. Basic Value Fund, Series II Shares                      .72        .25        .30       1.27(2)
Evergreen VA Balanced Fund - Class 2                             .26        .25        .17        .68(3),(4)
(previously Evergreen VA Foundation Fund - Class 2)
Evergreen VA Core Bond Fund - Class 2                            .32        .25        .24        .81(3)
Evergreen VA Fundamental Large Cap Fund - Class 2                .56        .25        .16        .97(3),(4)
(previously Evergreen VA Growth and Income Fund - Class 2)
Evergreen VA Growth Fund - Class 2                               .70        .25        .26       1.21(3)
Evergreen VA High Income Fund - Class 2                          .50        .25        .31       1.06(3),(4)
Evergreen VA International Equity Fund - Class 2                 .42        .25        .30        .97(3),(4)
Evergreen VA Omega Fund - Class 2                                .52        .25        .16        .93(3)
Evergreen VA Special Values Fund - Class 2                       .79        .25        .18       1.22(3),(4)
Evergreen VA Strategic Income Fund - Class 2                     .43        .25        .24        .92(3),(4)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                .57        .25        .14        .96(5)
FTVIPT Mutual Shares Securities Fund - Class 2                   .60        .25        .15       1.00(6)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares        .75        .25        .06       1.06(7)
Putnam VT International Equity Fund - Class IB Shares            .75        .25        .19       1.19(7)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

(2) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
     (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.22% for AIM V.I. Basic Value Fund, Series II Shares average daily net assets.

(3) The total ratio of expenses to average net assets excludes expense reductions and fee waivers.

(4)  These fees have been restated to reflect current fees.

(5) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2. These offsets may be discontinued at any time.

(6) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(7) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating registered representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                       1 YEAR      3 YEARS     5 YEARS     10 YEARS    1 YEAR    3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $1,200.78   $1,914.29   $2,644.04   $4,191.52    $400.78  $1,214.29   $2,044.04  $4,191.52

Five-year withdrawal charge schedule       1,231.53    1,903.46    2,387.38    4,450.68     431.53   1,303.46    2,187.38   4,450.68

QUALIFIED ANNUITY                          1 YEAR      3 YEARS     5 YEARS     10 YEARS     1 YEAR   3 YEARS     5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $1,175.15   $1,839.56   $2,523.18   $3,969.44    $375.15  $1,139.56   $1,923.18  $3,969.44

Five-year withdrawal charge schedule       1,205.90    1,829.19    2,268.06    4,235.26     405.90   1,229.19    2,068.06   4,235.26



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                             IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT          OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              AT THE END OF THE APPLICABLE TIME PERIOD:    AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                       1 YEAR      3 YEARS     5 YEARS     10 YEARS    1 YEAR   3 YEARS      5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $1,002.95   $1,327.11   $1,676.85   $2,323.44    $202.95  $627.11     $1,076.85  $2,323.44

Five-year withdrawal charge schedule       1,033.70    1,319.94    1,432.41    2,637.90     233.70   719.94      1,232.41   2,637.90

QUALIFIED ANNUITY                          1 YEAR      3 YEARS     5 YEARS     10 YEARS     1 YEAR  3 YEARS      5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $  977.33   $1,249.33   $1,545.72   $2,054.19    $177.33  $549.33     $  945.72  $2,054.19

Five-year withdrawal charge schedule       1,008.08    1,242.63    1,302.92    2,376.50     208.08   642.63      1,102.92   2,376.50



* In these examples, the $40 contract administrative charge is approximated as a .040% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                2004     2003     2002     2001    2000
---------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                     $1.05    $1.06    $1.06    $1.03   $1.00
Accumulation unit value at end of period                                           $1.05    $1.05    $1.06    $1.06   $1.03
Number of accumulation units outstanding at end of period (000 omitted)              691      813      697      554      53
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.63% AND 0.63%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                                     $1.08    $1.04    $1.00       --      --
Accumulation unit value at end of period                                           $1.11    $1.08    $1.04       --      --
Number of accumulation units outstanding at end of period (000 omitted)            1,115      572       63       --      --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/21/2002)
Accumulation unit value at beginning of period                                     $1.10    $0.78    $1.00       --      --
Accumulation unit value at end of period                                           $1.28    $1.10    $0.78       --      --
Number of accumulation units outstanding at end of period (000 omitted)              294      140       26       --      --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/30/2000)
Accumulation unit value at beginning of period                                     $0.72    $0.59    $0.76    $0.92   $1.00
Accumulation unit value at end of period                                           $0.74    $0.72    $0.59    $0.76   $0.92
Number of accumulation units outstanding at end of period (000 omitted)              482      301       95       20      --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                                     $1.08    $0.79    $1.00       --      --
Accumulation unit value at end of period                                           $1.28    $1.08    $0.79       --      --
Number of accumulation units outstanding at end of period (000 omitted)               86       54       21       --      --

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $1.00    $0.76    $1.00       --      --
Accumulation unit value at end of period                                           $1.10    $1.00    $0.76       --      --
Number of accumulation units outstanding at end of period (000 omitted)              909      623      113       --      --

EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
(PREVIOUSLY EVERGREEN VA FOUNDATION FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $1.14    $1.00    $1.00       --      --
Accumulation unit value at end of period                                           $1.20    $1.14    $1.00       --      --
Number of accumulation units outstanding at end of period (000 omitted)               40       30       10       --      --

EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.07    $1.04    $1.00       --      --
Accumulation unit value at end of period                                           $1.10    $1.07    $1.04       --      --
Number of accumulation units outstanding at end of period (000 omitted)              861      792      241       --      --

EVERGREEN VA FUND - CLASS 2* (8/30/2002)
Accumulation unit value at beginning of period                                     $1.20    $0.96    $1.00       --      --
Accumulation unit value at end of period                                           $1.28    $1.20    $0.96       --      --
Number of accumulation units outstanding at end of period (000 omitted)              207      125       --       --      --
*EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2* (8/30/2002)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $1.23    $0.96    $1.00       --      --
Accumulation unit value at end of period                                           $1.33    $1.23    $0.96       --      --
Number of accumulation units outstanding at end of period (000 omitted)              267      152        3       --      --
*EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA GROWTH FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.35    $0.99    $1.00       --      --
Accumulation unit value at end of period                                           $1.52    $1.35    $0.99       --      --
Number of accumulation units outstanding at end of period (000 omitted)               74       36        8       --      --


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                2004     2003     2002    2001     2000
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.21    $1.04    $1.00       --      --
Accumulation unit value at end of period                                           $1.30    $1.21    $1.04       --      --
Number of accumulation units outstanding at end of period (000 omitted)              327      252       95       --      --

EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.21    $0.93    $1.00       --      --
Accumulation unit value at end of period                                           $1.42    $1.21    $0.93       --      --
Number of accumulation units outstanding at end of period (000 omitted)              336      225       31       --      --

EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.33    $0.96    $1.00       --      --
Accumulation unit value at end of period                                           $1.41    $1.33    $0.96       --      --
Number of accumulation units outstanding at end of period (000 omitted)              368      237       86       --      --

EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.22    $0.95    $1.00       --      --
Accumulation unit value at end of period                                           $1.45    $1.22    $0.95       --      --
Number of accumulation units outstanding at end of period (000 omitted)              581      380       75       --      --

EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $1.25    $1.08    $1.00       --      --
Accumulation unit value at end of period                                           $1.34    $1.25    $1.08       --      --
Number of accumulation units outstanding at end of period (000 omitted)              470      285       --       --      --

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                     $1.16    $0.85    $1.00       --      --
Accumulation unit value at end of period                                           $1.43    $1.16    $0.85       --      --
Number of accumulation units outstanding at end of period (000 omitted)              737      543       94       --      --

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $1.25    $1.01    $1.16    $1.09   $1.00
Accumulation unit value at end of period                                           $1.40    $1.25    $1.01    $1.16   $1.09
Number of accumulation units outstanding at end of period (000 omitted)            3,640    2,566      753       61      21

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $1.13    $0.79    $1.00       --      --
Accumulation unit value at end of period                                           $1.34    $1.13    $0.79       --      --
Number of accumulation units outstanding at end of period (000 omitted)              170      121       33       --      --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $1.01    $0.80    $1.00       --      --
Accumulation unit value at end of period                                           $1.17    $1.01    $0.80       --      --
Number of accumulation units outstanding at end of period (000 omitted)              360      178       33       --      --


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                                           2004    2003
---------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                                                                $0.99   $1.00
Accumulation unit value at end of period                                                                      $0.98   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                         179      55
* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE (0.36%) AND (0.36%), RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.02   $1.00
Accumulation unit value at end of period                                                                      $1.05   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                         169      63

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.44   $1.00
Accumulation unit value at end of period                                                                      $1.67   $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                          31       9

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.25   $1.00
Accumulation unit value at end of period                                                                      $1.27   $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                          66      37

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.40   $1.00
Accumulation unit value at end of period                                                                      $1.64   $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                         337       3

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.35   $1.00
Accumulation unit value at end of period                                                                      $1.46   $1.35
Number of accumulation units outstanding at end of period (000 omitted)                                         110      27

EVERGREEN VA BALANCED FUND - CLASS 2 (1/29/2003)
(PREVIOUSLY EVERGREEN VA FOUNDATION FUND - CLASS 2)
Accumulation unit value at beginning of period                                                                $1.15   $1.00
Accumulation unit value at end of period                                                                      $1.20   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                          40      20

EVERGREEN VA CORE BOND FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.02   $1.00
Accumulation unit value at end of period                                                                      $1.04   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                         306     185

EVERGREEN VA FUND - CLASS 2* (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.28   $1.00
Accumulation unit value at end of period                                                                      $1.36   $1.28
Number of accumulation units outstanding at end of period (000 omitted)                                          72      25
*EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
 - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2* (1/29/2003)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                                                                $1.31   $1.00
Accumulation unit value at end of period                                                                      $1.40   $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                          76      35
*EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
 - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA GROWTH FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.39   $1.00
Accumulation unit value at end of period                                                                      $1.55   $1.39
Number of accumulation units outstanding at end of period (000 omitted)                                          45      18

EVERGREEN VA HIGH INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.15   $1.00
Accumulation unit value at end of period                                                                      $1.22   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                         111      95

EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.34   $1.00
Accumulation unit value at end of period                                                                      $1.57   $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                          45      28


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
 ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                                           2004    2003
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.40   $1.00
Accumulation unit value at end of period                                                                      $1.47   $1.40
Number of accumulation units outstanding at end of period (000 omitted)                                         113      29

EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.31   $1.00
Accumulation unit value at end of period                                                                      $1.54   $1.31
Number of accumulation units outstanding at end of period (000 omitted)                                         111      54

EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.13   $1.00
Accumulation unit value at end of period                                                                      $1.20   $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                         167      60

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.38   $1.00
Accumulation unit value at end of period                                                                      $1.69   $1.38
Number of accumulation units outstanding at end of period (000 omitted)                                         213     143

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.25   $1.00
Accumulation unit value at end of period                                                                      $1.38   $1.25
Number of accumulation units outstanding at end of period (000 omitted)                                         516     349

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.44   $1.00
Accumulation unit value at end of period                                                                      $1.68   $1.44
Number of accumulation units outstanding at end of period (000 omitted)                                          33      29

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                                                $1.34   $1.00
Accumulation unit value at end of period                                                                      $1.53   $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                          54      41



FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The Funds. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates and/or the selling firms that distribute the contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract, Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed ion the previous paragraph for the funds our affiliates do not manage. These relationships may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


FUND                                INVESTMENT OBJECTIVE AND POLICIES                      INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash    Maximum current income consistent with liquidity and   American Express Financial
Management Fund                     stability of principal. Invests primarily in money     Corporation (AEFC)
                                    market instruments, such as marketable debt
                                    obligations issued by corporations or the
                                    U.S. government or its agencies, bank
                                    certificates of deposit, bankers'
                                    acceptances, letters of credit, and
                                    commercial paper, including asset-backed
                                    commercial paper.

AXP(R) Variable Portfolio -         High level of current income while attempting to       AEFC
Diversified Bond Fund               conserve the value of the investment and continuing
                                    a high level of income for the longest period of
                                    time. Under normal market conditions, the Fund
                                    invests at least 80% of its net assets in bonds and
                                    other debt securities. At least 50% of the  Fund's
                                    net assets will be invested in securities like those
                                    included in the Lehman Brothers Aggregate Bond
                                    Index, which are investment grade and denominated in
                                    U.S. dollars. The Index includes securities issued
                                    by the  U.S. government, corporate bonds, and
                                    mortgage- and asset-backed securities. Although the
                                    Fund emphasizes high- and medium-quality debt
                                    securities, it will assume some credit risk to
                                    achieve higher yield and/or capital appreciation by
                                    buying lower-quality bonds.

AXP(R) Variable Portfolio -         High level of current income and, as a secondary       AEFC
Diversified Equity Income Fund      goal, steady growth of capital. Under normal market
                                    conditions, the Fund invests at least 80% of its net
                                    assets in dividend-paying common and preferred
                                    stocks.

AXP(R) Variable Portfolio - NEW     Long-term growth of capital. Invests primarily in      AEFC
DIMENSIONS FUND(R)                  common stocks showing potential for significant
                                    growth.

AXP(R) Variable Portfolio -         Long-term capital appreciation. Invests primarily in   AEFC, adviser; Goldman Sachs
Partners Small Cap Value Fund       equity securities. Under normal market conditions,     Asset Management, L.P., Royce
                                    at least 80% of the Fund's net assets will be          & Associates, LLC, Donald
                                    invested in companies with market capitalization of    Smith & Co., Inc., Franklin
                                    less than $2 billion or that fall within the range     Portfolio Associates LLC and
                                    of the Russell 2000(R) Value Index.                    Barrow, Hanley, Mewhinney &
                                                                                           Strauss, Inc., subadvisers.

AIM V.I. Basic Value Fund, Series   Long-term growth of capital. Invests normally at       A I M Advisors, Inc.
II Shares                           least 65% of its total assets in equity securities
                                    of U.S. issuers that have market capitalizations of
                                    greater than $500 million and are believed to be
                                    undervalued in relation to long-term earning power
                                    or other factors. The fund may invest up to 25% of
                                    its total assets in foreign securities.

Evergreen VA Balanced Fund -        Capital growth and current income. The Fund seeks to   Evergreen Investment
Class 2                             achieve its goal by investing in a combination of      Management Company, LLC,
                                    equity and debt securities. Under normal conditions,   adviser; Tattersall Advisory
                                    the Fund will invest at least 25% of its assets in     Group, Inc., subadviser.
(previously Evergreen VA            debt securities and the remainder in equity
Foundation Fund - Class 2)          securities.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

FUND                                INVESTMENT OBJECTIVE AND POLICIES                      INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond Fund -       The Fund seeks to maximize total return through a      Evergreen Investment
Class 2                             combination of current income and capital growth.      Management Company, LLC
                                    The Fund invests primarily in U.S. dollar
                                    denominated investment grade debt securities
                                    issued or guaranteed by the U.S. Treasury or
                                    by an agency or instrumentality of the U.S.
                                    Government, corporate bonds, mortgage-backed
                                    securities, asset-backed securities, and
                                    other income producing securities.

Evergreen VA Fundamental Large      Capital growth with the potential for current          Evergreen Investment
Cap Fund - Class 2                  income. Invests primarily in common stocks of          Management Company, LLC
                                    medium- and  large-sized U.S. companies whose market
(previously Evergreen  VA Growth    capitalizations at time of purchase fall within the
and Income Fund - Class 2.          range tracked by the Russell 1000(R) Index.
Evergreen VA Fund - Class 2
merged into Evergreen VA Growth
and Income Fund - Class 2 as of
4/15/05.)

Evergreen VA Growth Fund - Class 2  Long-term capital growth. The Fund seeks to achieve    Evergreen Investment
                                    its goal by investing at least 75% of its assets in    Management Company, LLC
                                    common stocks of small- and medium-sized companies
                                    whose market capitalizations at time of purchase
                                    falls within the range of those tracked by the
                                    Russell 2000(R) Growth Index.

Evergreen VA High Income Fund -     High level of current income, with capital growth as   Evergreen Investment
Class 2                             secondary objective. The Fund seeks to achieve its     Management Company, LLC
                                    goal by investing primarily in both low-rated and
                                    high-rated fixed-income securities, including debt
                                    securities, convertible securities, and
                                    preferred stocks that are consistent with its
                                    primary investment objective of high current
                                    income.

Evergreen VA International          Long-term capital growth, with modest income as a      Evergreen Investment
Equity Fund - Class 2               secondary objective. The Fund seeks to achieve its     Management Company, LLC
                                    goal by investing primarily in equity securities
                                    issued by established, quality non-U.S. companies
                                    located in countries with developed markets
                                    and may purchase securities across all market
                                    capitalizations. The Fund may also invest in
                                    emerging markets.

Evergreen VA Omega Fund - Class 2   Long-term capital growth. Invests primarily in         Evergreen Investment
                                    common stocks and securities convertible into common   Management Company, LLC
                                    stocks of U.S. companies across all market
                                    capitalizations.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

FUND                                INVESTMENT OBJECTIVE AND POLICIES                      INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special                Capital growth in the value of its shares. The Fund    Evergreen Investment Management
Values Fund - Class 2               seeks to  achieve its goal by investing at least 80%   Company, LLC
                                    of its assets in common stocks of small U.S.
                                    companies whose market capitalizations at the time
                                    of purchase fall within the range tracked by the
                                    Russell 2000(R) Index.

Evergreen VA Strategic              High current income from interest on debt securities   Evergreen Investment Management
Income Fund - Class 2               with a secondary objective of potential for growth of  Company, LLC capital in selecting securities. The Fund seeks to
                                    achieve its goal by investing primarily in domestic
                                    high-yield, high-risk "junk" bonds and other debt
                                    securities (which may be denominated in U.S. dollars
                                    or in non-U.S. currencies) of foreign governments and
                                    foreign corporations.

Fidelity(R) VIP Mid Cap             Long-term growth of capital. Normally invests          Fidelity Management & Research
Portfolio Service Class 2           primarily in common stocks. Normally invests at least  Company (FMR), investment
                                    80% of assets in securities of companies with medium   manager; FMR U.K., FMR Far East,
                                    market capitalizations. May invest in companies with   sub-investment advisers.
                                    smaller or larger market capitalizations. Invests in
                                    domestic and foreign issuers. The Fund invests in
                                    either "growth" or "value" common stocks or both.

FTVIPT Mutual Shares                Capital appreciation, with income as a secondary goal. Franklin Mutual Advisers, LLC
Securities Fund - Class 2           The Fund normally invests mainly in U.S. equity
                                    securities and substantially in undervalued stocks,
                                    risk arbitrage securities and distressed companies.

Oppenheimer Main Street             Seeks capital appreciation. Invests mainly in common   OppenheimerFunds, Inc.
Small Cap Fund/VA,                  stocks of small-capitalization U.S. companies that
Service Shares                      the fund's investment manager believes have favorable
                                    business trends or prospects.

Putnam VT International             Capital appreciation. The fund pursues its goal by     Putnam Investment Management,
Equity Fund -                       investing  mainly in common stocks of companies        LLC
Class IB Shares                     outside the United States that Putnam Management
                                    believes have favorable investment potential. Under
                                    normal circumstances, the fund invests at least 80%
                                    of its net assets in equity investments.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine these Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

             IF YOUR GPA RATE IS:                             THE MVA IS:
         Less than the new GPA rate + 0.10%                    Negative
         Equal to the new GPA rate + 0.10%                     Zero
         Greater than the new GPA rate + 0.10%                 Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT X [(     1 + i    )(TO THE POWER OF n/12) - 1] = MVA
                                ------------
                                1 + j + .001

   Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.
         j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
         n = number of months remaining in the current Guarantee Period (rounded up).

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X  [(       1.030      )(TO THE POWER OF 84/12) - 1] = -$39.84
                ----------------
                1 +  .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(       1.030      )(TO THE POWER OF 84/12) - 1] = $27.61
               ---------------
               1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. In some states, the MVA is limited.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT

You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT


As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);

-    how you want to make purchase payments;

-    the optional MAV death benefit(2);

-    the optional EDB(2);

-    the optional GMIB - MAV rider(3);

-    the optional GMIB - 6% Rising Floor rider(3);

-    the optional PCR(3);

-    the optional Benefit Protector Death Benefit(4);

-    the optional Benefit Protector Plus Death Benefit(4);

-    the length of the withdrawal charge schedule (5 or 7 years)(5);and

-    a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.


(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.


(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.

(5) The five-year withdrawal charge schedule may not be available in all states.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:


FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR      No restrictions on the amount of purchase
TO JUNE 16, 2003:                                 payments allocated to the GPAs or the one-year
                                                  fixed account (if available).

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR      The amount of any purchase payment allocated
AFTER JUNE 16 THROUGH DEC. 4, 2003:               to the GPAs and the one-year fixed account in
                                                  total cannot exceed 30% of the purchase
                                                  payment.

                                                  This 30% limit will not apply if you establish
                                                  a dollar cost averaging arrangement with
                                                  respect to the purchase payment according to
                                                  procedures currently in effect, or you are
                                                  participating according to the rules of an
                                                  asset allocation model portfolio program
                                                  available under the contract, if any.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR      In certain states where we offer GPAs that do
AFTER DEC. 5, 2003:                               not require payment of a statutory minimum
                                                  guaranteed interest rate, the amount of any
                                                  purchase payment allocated to one-year fixed
                                                  account cannot exceed 30% of the purchase
                                                  payment. The amount of any purchase payment
                                                  allocated to the GPAs is not subject to this
                                                  30% limit. Please consult your sales
                                                  representative to see if these restrictions
                                                  apply in your state. In all other states,
                                                  the amount of any purchase payment allocated
                                                  to the GPAs and the one-year fixed account
                                                  in total cannot exceed 30% of the purchase
                                                  payment. We reserve the right to further limit
                                                  purchase payment allocations to the one-year
                                                  fixed account and/or GPAs if the interest rate
                                                  we are then crediting on new purchase payments
                                                  allocated to the one-year fixed account is
                                                  equal to the minimum interest rate stated in
                                                  the contract.

                                                  In all states, the 30% limit will not apply if
                                                  you establish a dollar cost averaging
                                                  arrangement with respect to the purchase
                                                  payment according to procedures currently in
                                                  effect, or you are participating according to
                                                  the rules of an asset allocation model
                                                  portfolio program available under the contract,
                                                  if any.


There are no restrictions on allocations of purchase payments to the subaccounts.


We applied your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-    no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

   If paying by SIP:
      $50 initial payment.
      $50 for additional payments.

   If paying by any other method:
      $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
      $2,000 initial payment for contracts issued in all other states.
      $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

These fees are based on the death benefit guarantees whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE              QUALIFIED ANNUITIES     NONQUALIFIED ANNUITIES
ROP death benefit                                         0.85%                 1.10%
MAV death benefit(1),(2)                                  1.05                  1.30
EDB(1)                                                    1.15                  1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                                         1.15                  1.40
MAV death benefit(1),(2)                                  1.35                  1.60
EDB(1)                                                    1.45                  1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector and Benefit Protector Plus. May not be available in all states.

(2) For contracts purchased before Nov. 6, 2003, or if your state has not approved this fee, the MAV death benefit fee is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin and the GMIB terminates.

We calculate the fee as follows:

            GMIB - MAV                            0.55% x (CV + ST - FAV)
            GMIB - 6% RISING FLOOR                0.75% x (CV + ST - FAV)

      CV  = contract value on the contract anniversary
      ST  = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary. FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

-    The GMIB fee for:

            GMIB - MAV is 0.55%; and
            GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charges as follows:

   Contract value on the contract anniversary:                                       $73,250

   plus transfers from the subaccounts to the one-year fixed account
   in the six months before the contract anniversary:                                +15,000

   minus the value of the one-year fixed account on the contract anniversary:        -15,250
                                                                                     -------
                                                                                     $73,000

The fee charged to you for:
   GMIB - MAV                     (0.55% x $73,000) =                                $401.50
   GMIB - 6% RISING FLOOR         (0.75% x $73,000) =                                $547.50

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA)."))


Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.


NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

                  (ACV - XSF)
     PPW  = XSF + -----------  X  (PPNPW - XSF)
                  (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

      SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE               FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
YEARS FROM PURCHASE           WITHDRAWAL CHARGE      YEARS FROM PURCHASE            WITHDRAWAL CHARGE
  PAYMENT RECEIPT                PERCENTAGE            PAYMENT RECEIPT                 PERCENTAGE
        1                            8%                      1                             8%
        2                            8                       2                             7
        3                            7                       3                             6
        4                            7                       4                             4
        5                            6                       5                             2
        6                            5                       Thereafter                    0
        7                            3
        Thereafter                   0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

-    We received these payments
     -- $10,000 Jan. 1, 2004;
     -- $8,000 Feb. 28, 2011;
     -- $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-    The prior anniversary Jan. 1, 2013 contract value was $38,488.

WITHDRAWAL CHARGE    EXPLANATION
       $  0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0          $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        560          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7%
                     withdrawal charge; and
        420          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7%
       ----          withdrawal charge.
       $980

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL CHARGE    EXPLANATION
       $  0          $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0          $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0          $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        320          $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4%
                     withdrawal charge; and
        360          $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6%
       ----          withdrawal charge.
       $680

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-    withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-    amounts we refund to you during the free look period;* and

-    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and the one-year fixed account;

-    plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


-    minus any prorated portion of the contract administrative charge; and

- minus any prorated portion of the fee for any of the following benefits you have selected:

     -- Guaranteed Minimum Income Benefit rider - MAV;

     -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     -- Performance Credit rider;

     -- Benefit Protector(SM) rider; and/or

     -- Benefit Protector(SM) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;

-    transfers into or out of the subaccounts;

-    partial withdrawals;

-    withdrawal charges;


and the deduction of a prorated version of:

-    the fee for any of the following optional benefits you have selected:

     -- Guaranteed Minimum Income Benefit rider - MAV;

     -- Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     -- Performance Credit rider;

     -- Benefit Protector(SM) rider; and/or

     -- Benefit Protector(SM) Plus rider.


Accumulation unit values will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and


- mortality and expense risk fee and the variable account administrative charge.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                           NUMBER
                                                         AMOUNT         ACCUMULATION      OF UNITS
                                           MONTH        INVESTED         UNIT VALUE       PURCHASED
By investing an equal number
of dollars each month ...                   Jan           $100              $20             5.00

                                            Feb            100               18             5.56

you automatically buy                       Mar            100               17             5.88
more units when the
per unit market price is low ...   ---->    Apr            100               15             6.67

                                            May            100               16             6.25

                                            Jun            100               18             5.56

                                            Jul            100               17             5.88

and fewer units                             Aug            100               19             5.26
when the per unit
market price is high.              ---->    Sept           100               21             4.76

                                            Oct            100               20             5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy.


We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;


- not accepting hand-delivered transfer requests or requests made by overnight mail;


-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;


-    not accepting transfer requests of an agent acting under power of attorney;


-    limiting the dollar amount that you may transfer at any one time; or


-    suspending the transfer privilege.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES


- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:


FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR      It is our general policy to allow you to transfer contract
TO JUNE 16, 2003:                                 values from the one-year fixed account to the subaccounts
                                                  or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers,
                                                  which can be set up at any time for certain transfer periods subject to certain minimums). Currently, we have removed this restriction and you may transfer contract values from the
                                                  one-year fixed account to the subaccounts at any time.
                                                  We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR      You may transfer contract values from the one-year fixed
AFTER JUNE 16 THROUGH  DEC. 4, 2003:              account to the subaccounts or GPAs once a year on or
                                                  within 30 days before or after the contract anniversary
                                                  (except for automated transfers, which can be set up
                                                  at any time for certain transfer periods subject to
                                                  certain minimums). The amount of contract value transferred to the GPAs or the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in
                                                  total being greater than 30% of the contract value. Total
                                                  transfers out of the GPAs and one-year fixed account in any contract year are limited to 30% of the total value of the
                                                  GPAs and one-year fixed account at the beginning of
                                                  the contract year or $10,000, whichever is greater.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR      You may transfer contract values from the one-year fixed
AFTER DEC. 5, 2003:                               account to the subaccounts or GPAs once a year on or
                                                  within 30 days before or after the contract anniversary
                                                  (except for automated transfers, which can be set up
                                                  at any time for certain transfer periods subject to
                                                  certain minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account in total being greater than 30%
                                                  of the contract value. We reserve the right to further
                                                  limit transfers to the one-year fixed account and/or
                                                  GPAs if the interest rate we are then crediting on new
                                                  purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.
                                                  Total transfers out of the one-year fixed account in any
                                                  contract year are limited to 30% of the one-year fixed
                                                  account value at the beginning of the contract year or
                                                  $10,000, whichever is greater.


     Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

-    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

     For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges, (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each GPA, the one-year fixed account and subaccount must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59 1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract; or

     -- the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

-    Return of Purchase Payments death benefit (ROP);

-    Maximum Anniversary Value death benefit (MAV); and

-    Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect either the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

     ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT  =  PW X DB
                                                                       -------
                                                                          CV

      PW = the partial withdrawal including any applicable MVA or withdrawal charge.
      DB = the death benefit on the date of (but prior to) the partial withdrawal.
      CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

-    On Jan. 1, 2005 you make an additional purchase payment of $5,000.

- On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

-    On March 1, 2006 the contract value grows to $23,000.

     We calculate the ROP death benefit on March 1, 2006 as follows:


        Contract value at death:                                                                   $23,000.00
                                                                                                   ==========

        Purchase payments and purchase payment credits minus adjusted partial withdrawals:

          Total purchase payments and purchase payment credits:                                    $25,000.00
          minus adjusted partial withdrawals calculated as:
          $1,500 x $25,000 =                                                                        -1,704.55
          ----------------                                                                         ----------
              $22,000

          for a death benefit of:                                                                  $23,295.45
                                                                                                   ==========
        ROP death benefit, calculated as the greatest of these two values:                         $23,295.45


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or


3.   the MAV on the date of death.


MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

EXAMPLE

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2005 as follows:


        Contract value at death:                                                                   $20,500.00
                                                                                                   ==========

        Purchase payments and purchase payment credits minus adjusted partial withdrawals:

          Total purchase payments and purchase payment credits:                                    $20,000.00
          minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 x $20,000  =                                                                       -1,363.64
          ----------------                                                                         ----------
             $22,000
          for a death benefit of:                                                                  $18,636.36
                                                                                                   ==========

        The MAV immediately preceding the date of death:
          Greatest of your contract anniversary contract values:                                   $24,000.00
          plus purchase payments and purchase payment credits made since the prior anniversary:         +0.00
          minus the death benefit adjusted partial withdrawals, calculated as:
          $1,500 x $24,000  =                                                                       -1,636.36
          ----------------                                                                         ----------
             $22,000

        for a MAV death benefit of:                                                                $22,363.64
                                                                                                   ==========
     The MAV death benefit, calculated as the greatest of these three values:                      $22,363.64


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;


3.   the MAV on the date of death; or


4.   the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-    the amounts allocated to the subaccounts at issue increased by 5%,

-    plus any subsequent amounts allocated to the subaccounts,

-    minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  PWT X VAF
                                                                 ---------
                                                                    SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.

     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.
      SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.


- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.


- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     The death benefit on March 1, 2005 is calculated as follows:


        Contract value at death:                                                                   $22,800.00
                                                                                                   ==========
        Purchase payments and purchase payment credits minus adjusted partial withdrawals:
          Total purchase payments and purchase payment credits:                                    $25,000.00
          minus adjusted partial withdrawals, calculated as:
          $1,500 x $25,000 =                                                                        -1,543.21
          ----------------                                                                         ----------
              $24,300

          for a return of purchase payment death benefit of:                                       $23,456.79
                                                                                                   ==========


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

     The MAV immediately preceding the date of death:
        Greatest of your contract anniversary contract values:                                   $25,000.00
        plus purchase payments and purchase payment credits made since the prior anniversary:         +0.00
        minus adjusted partial withdrawals made since that anniversary, calculated as:
          $1,500 x $25,000  =                                                                     -1,543.21
          ----------------                                                                       ----------
              $24,300

          for a MAV death benefit of:                                                            $23,456.79
                                                                                                 ==========

     The 5% rising floor:
          The variable account floor on Jan. 1, 2005, calculated as: 1.05 x $20,000 =            $21,000.00
          plus amounts allocated to the subaccounts since that anniversary:                           +0.00
          minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
          $1,500 x $21,000  =                                                                    -$1,657.89
          ----------------                                                                       ----------
              $19,000

          variable account floor benefit:                                                        $19,342.11
          plus the one-year fixed account value:                                                  +5,300.00
          5% rising floor (value of the GPAs, one-year fixed account and the
          variable account floor):                                                               $24,642.11
                                                                                                 ==========
     EDB, calculated as the greatest of these three values:                                      $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:


- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract(1). Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

-    you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

-    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

-    GMIB - Maximum Anniversary Value (MAV); or

-    GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or


3.   the MAV.


MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

  PMT X CVG
  ---------
    ECV

     PMT  = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.
     CVG  = current contract value at the time you exercise the GMIB - MAV.
     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

     -- Plan A - Life Annuity - no refund

     -- Plan B - Life Annuity with ten years certain

     -- Plan D - Joint and last survivor life annuity - no refund

-    You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

     P SUB(t-1) (1 + i)
     ------------------ =  P SUB(t)
        1.05

     P SUB(t-1) =  prior annuity payout
     P SUB(t)   =  current annuity payout
     i          =  annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

-    The GMIB - MAV will terminate on the date:

     -- you make a full withdrawal from the contract;

     -- a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

-    There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

 CONTRACT                                                                                     GMIB
ANNIVERSARY                 CONTRACT VALUE      PURCHASE PAYMENTS         MAV             BENEFIT BASE
  1                           $107,000             $101,000            $107,000
  2                            125,000              101,000             125,000
  3                            132,000              101,000             132,000
  4                            150,000              101,000             150,000
  5                             85,000              101,000             150,000
  6                            120,000              101,000             150,000
  7                            138,000              101,000             150,000             $150,000
  8                            152,000              101,000             152,000              152,000
  9                            139,000              101,000             152,000              152,000
 10                            126,000              101,000             152,000              152,000
 11                            138,000              101,000             152,000              152,000
 12                            147,000              101,000             152,000              152,000
 13                            163,000              101,000             163,000              163,000
 14                            159,000              101,000             163,000              163,000
 15                            215,000              101,000             215,000              215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                             MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                  PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                         GMIB               LIFE ANNUITY --    LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                                     BENEFIT BASE             NO REFUND        TEN YEARS CERTAIN   ANNUITY -- NO REFUND
 10                                    $152,000 (MAV)                    $  784.32            $  763.04            $627.76
 15                                    215,000 (Contract Value = MAV)     1,268.50             1,210.45             982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                   PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                                             LIFE ANNUITY --   LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                                       CONTRACT VALUE          NO REFUND       TEN YEARS CERTAIN   ANNUITY -- NO REFUND
 10                                                 $126,000              $  650.16            $  632.52            $520.38
 15                                                  215,000               1,268.50             1,210.45             982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3.   the 6% variable account rising floor.

6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:

-    the initial purchase payments allocated to the subaccounts increased by 6%,

-    plus any subsequent amounts allocated to the subaccounts, and

-    minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

-    subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

     PMT X CVG
     ---------
        ECV

     PMT  = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
     CVG  = current contract value at the time you exercise the GMIB.
     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

     PMT X (1.06)(TO THE POWER OF CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

     -- Plan A - Life Annuity - no refund

     -- Plan B - Life Annuity with ten years certain

     -- Plan D - Joint and last survivor life annuity - no refund

-    You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

     P SUB(t-1) (1 + i) =  P SUB(t)
     ------------------
           1.05

     P SUB(t-1) = prior annuity payout
     P SUB(t)   = current annuity payout
     i          = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

-    The GMIB - 6% Rising Floor will terminate on the date:

     -- you make a full withdrawal from the contract;

     -- a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

-    There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                            GMIB
ANNIVERSARY                                       CONTRACT VALUE      PURCHASE PAYMENTS    6% RISING FLOOR      BENEFIT BASE
  1                                                 $107,000             $100,000            $106,000
  2                                                  125,000              100,000             112,360
  3                                                  132,000              100,000             119,102
  4                                                  150,000              100,000             126,248
  5                                                   85,000              100,000             133,823
  6                                                  120,000              100,000             141,852
  7                                                  138,000              100,000             150,363             $150,363
  8                                                  152,000              100,000             159,388              159,388
  9                                                  139,000              100,000             168,948              168,948
 10                                                  126,000              100,000             179,085              179,085
 11                                                  138,000              100,000             189,830              189,830
 12                                                  147,000              100,000             201,220              201,220
 13                                                  215,000              100,000             213,293              215,000
 14                                                  234,000              100,000             226,090              234,000
 15                                                  240,000              100,000             239,655              240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                        MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                               PLAN A -            PLAN B -       PLAN D - JOINT AND
ANNIVERSARY                                       GMIB              LIFE ANNUITY --   LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                                   BENEFIT BASE            NO REFUND       TEN YEARS CERTAIN  ANNUITY -- NO REFUND
 10                                     $179,085 (6% Rising Floor)    $   872.14         $   850.65           $   691.27
 15                                      240,000 (Contract Value)       1,346.40           1,286.40             1,034.40

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                    PLAN A -            PLAN B -       PLAN D - JOINT AND
ANNIVERSARY                                          CONTRACT           LIFE ANNUITY --     LIFE ANNUITY WITH  LAST SURVIVOR LIFE
AT EXERCISE                                            VALUE               NO REFUND       TEN YEARS CERTAIN   ANNUITY -- NO REFUND
 10                                                  $126,000              $  650.16          $   632.52             $  520.38
 15                                                   240,000               1,416.00            1,351.20              1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

     TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW X TV
                                                   -------
                                                      CV

     PW   = the partial withdrawal including any applicable withdrawal charge or
            MVA.
     TV   = the target value on the date of (but prior to) the partial withdrawal.
     CV   = contract value on the date of (but prior to) the partial withdrawal.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

   5% X (PP - PCRPW - PP5)

            PP = total purchase payments and purchase payment credits.
         PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.
           PP5 = purchase payments and purchase payment credits made in the prior five years.

                 We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-    The PCR will terminate on the date:

     -- you make a full withdrawal from the contract,

     -- that a death benefit is payable, or

     -- you choose to begin taking annuity payouts.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

-    There are no additional purchase payments and no partial withdrawals

-    On Jan. 1, 2014, the contract value is $200,000

- We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(TO THE POWER OF 10) = $101,000 x 2.00423 = $202,427.

     Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

     5% x (PP - TVPW - PP5) = 1.05 x ($101,000 - 0 - 0) = $5,050.

     After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

- On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with EDB.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary, plus:

-    the applicable death benefit,

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                                            $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
       previously withdrawn):
       0.40 x ($110,000 - $100,000) =                                                 +4,000
                                                                                    --------
     Total death benefit of:                                                        $114,000

-    On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on
     Jan. 1, 2006 equals:
     MAV death benefit (MAV):                                                       $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
       0.40 x ($110,000 - $100,000) =                                                 +4,000
                                                                                    --------
     Total death benefit of:                                                        $114,000

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):                       $57,619

     plus the Benefit Protector benefit (40% of earnings at death):
       0.40 x ($57,619 - $55,000) =                                                   +1,048
                                                                                     -------
     Total death benefit of:                                                         $58,667


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.


- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                                            $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)                          +55,000
                                                                                    --------
     Total death benefit of:                                                        $255,000

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value less any purchase payment credits
     added in the last 12 months):                                                  $249,500
       plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)                          +55,000
                                                                                    --------
   Total death benefit of:                                                          $304,500

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

   MAV death benefit (contract value):                                              $250,000
   plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)
       0.40 x ($250,000 - $105,000) =                                                +58,000
                                                                                    --------
   Total death benefit of:                                                          $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plusis not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                   PERCENTAGE IF YOU AND THE ANNUITANT ARE                        PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR      UNDER AGE 70 ON THE RIDER EFFECTIVE DATE                       70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                          0%                                                              0%

Three and Four                      10%                                                           3.75%

Five or more                        20%                                                           7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

-    the applicable death benefit (see Benefits in Case of Death), plus:

                   IF YOU AND THE ANNUITANT ARE UNDER                             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR      AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...                     OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                Zero                                                           Zero

Two                40% x earnings at death (see above)                            15% x earnings at death

Three and Four     40% x (earnings at death + 25% of initial purchase payment*)   15% x (earnings at death + 25% of initial
                                                                                  purchase payment*)

Five or more       40% x (earnings at death + 50% of initial purchase payment*)   15% x (earnings at death + 50% of initial
                                                                                  purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.


- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.


- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

        MAV death benefit (contract value):                                         $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                                +4,000
                                                                                    --------
     Total death benefit of:                                                        $114,000

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

        MAV death benefit (MAV):                                                    $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                                +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                              +10,000
                                                                                    --------
        Total death benefit of:                                                     $124,000

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

        MAV death benefit (MAV adjusted for partial withdrawals):                    $57,619
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                                  +1,048
        plus 10% of purchase payments made within 60 days of contract
        issue and not previously withdrawn: 0.10 x $55,000 =                          +5,500
                                                                                    --------
     Total death benefit of:                                                         $64,167


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2012 equals:

        MAV death benefit (contract value):                                         $200,000
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn
        that are one or more years old                                               +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =                +11,000
                                                                                    --------
     Total death benefit of:                                                        $266,000

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

        MAV death benefit (contract value less any purchase payment credits
        added in the last 12 months):                                               $249,500
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of
        100% of purchase payments not previously withdrawn
        that are one or more years old                                               +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =                +11,000
                                                                                    --------
     Total death benefit of:                                                        $315,500

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

        MAV death benefit (contract value):                                         $250,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                               +58,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                               +11,000
                                                                                    --------
     Total death benefit of:                                                        $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.


You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.


Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death or in the event of non-natural ownership, the death of the annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if annuity payouts begin before the first contract anniversary.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.

WITHHOLDING: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    Because of your death,

-    Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-    To pay certain medical or education expenses (IRAs only).



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS AND PCR DEATH BENEFIT
RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;


-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE


SELECTED FINANCIAL DATA(1)

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.



YEARS ENDED DEC. 31, (THOUSANDS)                            2004        2003(1)       2002(1)        2001(1)       2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                    $  376,487   $  372,194    $  292,067     $  271,718    $  299,759
Net gain (loss) on investments                                5,193       25,105             3        (89,920)          469
Other                                                        36,012       21,277        18,957         14,806         7,553
TOTAL REVENUES                                           $  417,692   $  418,576    $  311,027     $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
   AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE            $   43,200   $   56,704    $  (52,177)    $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING
   CHANGE                                                $   25,192   $   37,629    $  (33,690)    $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX
   BENEFIT                                               $   (3,562)  $       --    $      --      $       --    $       --
NET INCOME (LOSS)                                        $   21,630   $   37,629    $  (33,690)    $  (41,728)   $   24,365
TOTAL ASSETS                                             $9,149,189   $8,735,643    $8,026,730     $5,275,681    $4,652,221



(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.



                                                                                PAYMENTS DUE BY YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2010
(MILLIONS)                                                  TOTAL           2005        2006-2007      2008-2009  AND THEREAFTER
--------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730          $1,655         $1,618        $4,014

Total                                                      $8,017           $730          $1,655         $1,618        $4,014



(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

RISK MANAGEMENT

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Evergreen Essential(SM) Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

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

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

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4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

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5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

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11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

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12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL


STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

   RPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X RP
                                        -------
                                          CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.
      CV = the contract value on the date of (but prior to) the partial withdrawal.
     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

   EPA ADJUSTED PARTIAL WITHDRAWALS  =  PW X EPA    EPA
                                        -------- X  ---
                                           CV       RPA

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.
      CV = the contract value on the date of (but prior to) the partial withdrawal.
     EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.
     RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

-    Contract values before any partial withdrawals are shown below.

-    On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

- On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                                                  TOTAL PURCHASE PAYMENTS                        CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------
Jan. 1, 2004                                                $100,000                                   $100,000
Jan. 1, 2005                                                 100,000                                    110,000
Jan. 1, 2006                                                 100,000                                    115,000
Jan. 1, 2007                                                 100,000                                    120,000
Jan. 1, 2008                                                 100,000                                    115,000
Jan. 1, 2009                                                 100,000                                    120,000
Jan. 1, 2010                                                 200,000                                    225,000
Jan. 1, 2011                                                 200,000                                    230,000
Jan. 1, 2012                                                 200,000                                    235,000
Jan. 1, 2013                                                 200,000                                    230,000
Jan. 1, 2014                                                 200,000                                    235,000

               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:
     RPA before the partial withdrawal =                                           RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                  $10,000 x $100,000 = $8,333
      minus the RPA adjusted partial withdrawals for all previous                   ------------------
      partial withdrawals = $100,000 - 0 = $100,000                                       $120,000

For the second partial withdrawal on Jan. 1, 2012:
      RPA before the partial withdrawal =                                           RPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                  $10,000 x $191,667 = $8,156
      minus the RPA adjusted partial withdrawals for all previous                   ------------------
      partial withdrawals = $200,000 - $8,333 = $191,667                                 $235,000

STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:
      EPA before the partial withdrawal =                                           EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                  $10,000 x $100,000    $100,000
      AND the five-year exclusion period minus the EPA adjusted                     ------------------  x -------- = $8,156
      partial withdrawals for all previous                                               $120,000         $100,000
      partial withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:
      EPA before the partial withdrawal =                                           EPA adjusted partial withdrawal =
      total purchase payments made prior to the partial withdrawal                  $10,000 x $91,844   $91,844
      AND the five-year exclusion period minus the EPA                              ----------------- x -------- = $1,873
      adjusted partial withdrawals for all previous partial                              $235,000       $191,667
      withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

      PCRPW amount = $8,156 + $1,873 = $10,029



               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                        p.  3
Rating Agencies                                    p.  4
Principal Underwriter                              p.  4
Independent Registered Public Accounting Firm      p.  4
Condensed Financial Information (Unaudited)        p.  5
Financial Statements


               EVERGREEN ESSENTIAL VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


 OSCAR #564631
45276 H (4/05)

PROSPECTUS


APRIL 29, 2005


EVERGREEN

NEW SOLUTIONS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)

           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Administrative Office)


           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT


NEW EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing. Prospectuses are also available for:

-    American Express(R) Variable Portfolio Funds

-    AIM Variable Insurance Funds, Series II Shares

-    AllianceBernstein Variable Products Series Fund, Inc. (Class B)

-    Evergreen Variable Annuity Trust Class 2

-    Fidelity(R) Variable Insurance Products - Service Class 2

-    Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) -
     Class 2

-    MFS(R) Variable Insurance Trust(SM) - Service Class

-    Oppenheimer Variable Account Funds - Service Shares

-    Putnam Variable Trust - Class IB Shares

-    Van Kampen Life Investment Trust - Class II Shares

-    The Universal Institutional Funds, Inc. - Class I Shares

Please read the prospectuses carefully and keep them for future reference.


This contract provides for purchase payment credits to eligible contract owners, which we may reverse under certain circumstances. (See "Buying Your Contract -- Purchase Payment Credits").(1) Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS                                                                      3
THE CONTRACT IN BRIEF                                                          4
EXPENSE SUMMARY                                                                6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)                                   11
FINANCIAL STATEMENTS                                                          18
THE VARIABLE ACCOUNT AND THE FUNDS                                            18
GUARANTEE PERIOD ACCOUNTS (GPAs)                                              25
THE ONE-YEAR FIXED ACCOUNT                                                    28
BUYING YOUR CONTRACT                                                          28
CHARGES                                                                       31
VALUING YOUR INVESTMENT                                                       36
MAKING THE MOST OF YOUR CONTRACT                                              38
WITHDRAWALS                                                                   44
TSA -- SPECIAL WITHDRAWAL PROVISIONS                                          44
CHANGING OWNERSHIP                                                            45
BENEFITS IN CASE OF DEATH                                                     45
OPTIONAL BENEFITS                                                             49
THE ANNUITY PAYOUT PERIOD                                                     61
TAXES                                                                         63
VOTING RIGHTS                                                                 66
SUBSTITUTION OF INVESTMENTS                                                   66
ABOUT THE SERVICE PROVIDERS                                                   67
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE                         68
ADDITIONAL INFORMATION                                                        75
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 75
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION              76
APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL                96
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                  98


CORPORATE REORGANIZATION


On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

-    Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

-    Roth IRAs under Section 408A of the Code

-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

-    Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 18)

- the GPAs and the one-year fixed account, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts may not be available in all states. (p. 25 and p. 28)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain restrictions. Some states may also have time limitations for making additional payments. (p. 28)


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENTS

  If paying by Systematic Investment Plan (SIP):
     $50 initial payment.
     $50 for additional payments.

  If paying by any other method:
     $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
     $2,000 initial payment for contracts issued in all other states.
     $100 for additional payments.

MAXIMUM TOTAL PURCHASE PAYMENTS*
     $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

For contracts issued in Alabama and Maryland, purchase payments are limited and you may not make purchase payments after the first contract anniversary.


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then crediting to the GPAs or one-year fixed account is equal to the minimum interest rate stated in the contract. (p. 39)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 44)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 45)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 45)

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 49)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 61)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 63)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal schedule at the time of application.

                        SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                                  1                            8%
                 2                            8                                   2                            7
                 3                            7                                   3                            6
                 4                            7                                   4                            4
                 5                            6                                   5                            2
                 6                            5                                   Thereafter                   0
                 7                            3
                 Thereafter                   0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Plans.")

                                                                                              ASSUMED INVESTMENT RATE
SEVEN-YEAR SCHEDULE                                                                        3.50%                       5.00%
Qualified discount rate                                                                    4.86%                       6.36%
Nonqualified discount rate                                                                 5.11                        6.61

                                                                                              ASSUMED INVESTMENT RATE
FIVE-YEAR SCHEDULE                                                                         3.50%                       5.00%
Qualified discount rate                                                                    5.16%                       6.66%
Nonqualified discount rate                                                                 5.41                        6.91

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES
(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
                                                         EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                              0.85%                     0.15%                      1.00%
MAV death benefit(1),(2)                                       1.05                      0.15                       1.20
EDB(1)                                                         1.15                      0.15                       1.30

NONQUALIFIED ANNUITIES
ROP death benefit                                              1.10                      0.15                       1.25
MAV death benefit(1),(2)                                       1.30                      0.15                       1.45
EDB(1)                                                         1.40                      0.15                       1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
QUALIFIED ANNUITIES
ROP death benefit                                              1.15                      0.15                       1.30
MAV death benefit(1),(2)                                       1.35                      0.15                       1.50
EDB(1)                                                         1.45                      0.15                       1.60

NONQUALIFIED ANNUITIES
ROP death benefit                                              1.40                      0.15                       1.55
MAV death benefit(1),(2)                                       1.60                      0.15                       1.75
EDB(1)                                                         1.70                      0.15                       1.85

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.
(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.

OTHER ANNUAL EXPENSES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                                 $     40
(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

GMIB - MAV                                                                                                                0.55%*

GMIB - 6% RISING FLOOR                                                                                                    0.75%*
(As a percentage of the adjusted contract value charged annually on the contract anniversary.)

PCR FEE                                                                                                                   0.15%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR FEE                                                                                                     0.25%*
(As a percentage of the contract value charged annually on the contract anniversary.)

BENEFIT PROTECTOR PLUS FEE                                                                                                0.40%*
(As a percentage of the contract value charged annually on the contract anniversary.)

*    This fee applies only if you elect this optional feature.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                                        MINIMUM                   MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                          .69%                      1.35%


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND


(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                   GROSS TOTAL
                                                                         MANAGEMENT       12b-1        OTHER         ANNUAL
                                                                            FEES          FEES        EXPENSES      EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                             .51%          .13%          .05%          .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                            .60           .13           .08           .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                   .64           .13           .09           .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                               .57           .13           .15           .85(1)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                           .53           .13           .06           .72(1)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                    .94           .13           .20          1.27(1)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund              .61           .13           .08           .82(1)
AIM V.I. Basic Value Fund, Series II Shares                                  .72           .25           .30          1.27(2)
AIM V.I. Capital Appreciation Fund, Series II Shares                         .61           .25           .30          1.16(2)
AIM V.I. Capital Development Fund, Series II Shares                          .75           .25           .35          1.35(2)
AllianceBernstein VP Global Technology Portfolio (Class B)                   .75           .25           .13          1.13(3)
(previously AllianceBernstein VP Technology Portfolio (Class B))
AllianceBernstein VP Growth and Income Portfolio (Class B)                   .55           .25           .05           .85(3)
AllianceBernstein VP Large Cap Growth Portfolio (Class B)                    .75           .25           .06          1.06(3)
(previously AllianceBernstein VP Premier Growth Portfolio (Class B))
Evergreen VA Balanced Fund - Class 2                                         .26           .25           .17           .68(4),(5)
(previously Evergreen VA Foundation Fund - Class 2)
Evergreen VA Core Bond Fund - Class 2                                        .32           .25           .24           .81(4)
Evergreen VA Fundamental Large Cap Fund - Class 2                            .56           .25           .16           .97(4),(5)
(previously Evergreen VA Growth and Income Fund - Class 2)
Evergreen VA Growth Fund - Class 2                                           .70           .25           .26          1.21(4)
Evergreen VA High Income Fund - Class 2                                      .50           .25           .31          1.06(4),(5)
Evergreen VA International Equity Fund - Class 2                             .42           .25           .30           .97(4),(5)
Evergreen VA Omega Fund - Class 2                                            .52           .25           .16           .93(4)
Evergreen VA Special Values Fund - Class 2                                   .79           .25           .18          1.22(4),(5)
Evergreen VA Strategic Income Fund - Class 2                                 .43           .25           .24           .92(4),(5)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                      .57           .25           .11           .93(6)
Fidelity(R) VIP Growth Portfolio Service Class 2                             .58           .25           .10           .93(6)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                            .57           .25           .14           .96(6)
FTVIPT Franklin Small Cap Value Securities Fund - Class 2                    .53           .25           .18           .96(7),(8)
FTVIPT Mutual Shares Securities Fund - Class 2                               .60           .25           .15          1.00(7)
FTVIPT Templeton Foreign Securities Fund - Class 2                           .68           .25           .19          1.12(8)
MFS(R) New Discovery Series - Service Class                                  .90           .25           .11          1.26(9),(10)
MFS(R) Total Return Series - Service Class                                   .75           .25           .08          1.08(9),(10)
MFS(R) Utilities Series - Service Class                                      .75           .25           .14          1.14(9),(10)


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                                                   GROSS TOTAL
                                                                         MANAGEMENT       12b-1        OTHER         ANNUAL
                                                                            FEES          FEES        EXPENSES      EXPENSES
Oppenheimer Capital Appreciation Fund/VA, Service Shares                     .64%          .25%          .02%          .91%(11)
Oppenheimer Global Securities Fund/VA, Service Shares                        .63           .25           .03           .91(11)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                    .75           .25           .06          1.06(11)
Oppenheimer Strategic Bond Fund/VA, Service Shares                           .71           .25           .03           .99(11)
Putnam VT Growth and Income Fund - Class IB Shares                           .48           .25           .06           .79(11)
Putnam VT Health Sciences Fund - Class IB Shares                             .70           .25           .15          1.10(11)
Putnam VT International Equity Fund - Class IB Shares                        .75           .25           .19          1.19(11)
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares          .57           .25           .04           .86(11)
Van Kampen Life Investment Trust Growth and Income Portfolio                 .58           .25           .04           .87(11)
  Class II Shares
Van Kampen UIF U.S. Real Estate Portfolio Class I Shares                     .76            --           .26          1.02(12)



(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.
(2) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
     (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through Dec. 31, 2009, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.22% for AIM V.I. Basic Value Fund, Series II Shares average daily net assets. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.
(3) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.
(4) The total ratio of expenses to average net assets excludes expense reductions and fee waivers.
(5)  These fees have been restated to reflect current fees.
(6) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.90% for Fidelity(R) VIP Growth Portfolio Service Class 2 and 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2. These offsets may be discontinued at any time.
(7) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.
(8) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. The management fee reduction and net total annual expense was (0.04%) and 0.92% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and (0.05%) and 1.07% for FTVIPT Templeton Foreign Securities Fund - Class 2.
(9) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(10) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Gross total annual expenses" would be lower for certain series and would equal: 1.25% for New Discovery Series, 1.07% for Total Return Series and 1.13% for Utilities Series.
(11) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.
(12) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "12b-1 fees," "Other expenses" and "Gross total annual expenses" for U.S. Real Estate Portfolio Class I were 0.76%, 0.00%, 0.26% and 1.02%. Expense information has been restated to reflect current fees in effect as of Nov. 1, 2004.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

This compensation may be paid to us and/or our affiliates from various sources including:

- fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

-    assets of the fund's adviser, subadviser or an affiliate of either;

-    assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

- compensating, training and educating registered representatives who sell the contracts;

- activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

- advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

- furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

- subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV death benefit, GMIB - 6% Rising Floor and Benefit Protector Plus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                            IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT         OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule        $1,206.31  $1,930.39  $2,669.98  $4,238.75  $406.31  $1,230.39  $2,069.98  $4,238.75
Five-year withdrawal charge schedule          1,237.06   1,919.45   2,412.98   4,496.49   437.06   1,319.45   2,212.98   4,496.49

QUALIFIED ANNUITY                             1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule        $1,180.69  $1,855.74  $2,549.39  $4,017.89  $380.69  $1,155.74  $1,949.39  $4,017.89
Five-year withdrawal charge schedule          1,211.44   1,845.27   2,293.94   4,282.26   411.44   1,245.27   2,093.94   4,282.26



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                           IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT        OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                         1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule        $1,000.29  $1,319.04  $1,663.28  $2,295.74  $200.29    $619.04  $1,063.28  $2,295.74
Five-year withdrawal charge schedule          1,031.04   1,311.91   1,419.01   2,611.01   231.04     711.91   1,219.01   2,611.01

QUALIFIED ANNUITY                             1 YEAR     3 YEARS    5 YEARS   10 YEARS   1 YEAR    3 YEARS    5 YEARS   10 YEARS
Seven-year withdrawal charge schedule        $  974.66  $1,241.21  $1,532.00  $2,025.81  $174.66    $541.21  $  932.00  $2,025.81
Five-year withdrawal charge schedule          1,005.41   1,234.56   1,289.37   2,348.94   205.41     634.56   1,089.37   2,348.94



* In these examples, the $40 contract administrative charge is approximated as a .014% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                 2004     2003     2002     2001     2000
-----------------------------------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (5/30/2000)
Accumulation unit value at beginning of period                                     $ 1.05   $ 1.06   $ 1.06   $ 1.03   $ 1.00
Accumulation unit value at end of period                                           $ 1.05   $ 1.05   $ 1.06   $ 1.06   $ 1.03
Number of accumulation units outstanding at end of period (000 omitted)               691      813      697      554       53

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.65% AND 0.65%, RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.08   $ 1.04   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.11   $ 1.08   $ 1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)             1,115      572       63       --       --

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.10   $ 0.78   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.28   $ 1.10   $ 0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)               294      140       26       --       --

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.24   $ 1.02   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.33   $ 1.24   $ 1.02       --       --
Number of accumulation units outstanding at end of period (000 omitted)                 1        1       --       --       --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/30/2000)
Accumulation unit value at beginning of period                                     $ 0.72   $ 0.59   $ 0.76   $ 0.92   $ 1.00
Accumulation unit value at end of period                                           $ 0.74   $ 0.72   $ 0.59   $ 0.76   $ 0.92
Number of accumulation units outstanding at end of period (000 omitted)               482      301       95       20       --

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.08   $ 0.79   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.28   $ 1.08   $ 0.79       --       --
Number of accumulation units outstanding at end of period (000 omitted)                86       54       21       --       --

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (5/30/2000)
Accumulation unit value at beginning of period                                     $ 1.17   $ 1.17   $ 1.11   $ 1.06   $ 1.00
Accumulation unit value at end of period                                           $ 1.17   $ 1.17   $ 1.17   $ 1.11   $ 1.06
Number of accumulation units outstanding at end of period (000 omitted)               916      849      645       30       --

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.00   $ 0.76   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.10   $ 1.00   $ 0.76       --       --
Number of accumulation units outstanding at end of period (000 omitted)               909      623      113       --       --

AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.24   $ 0.97   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.30   $ 1.24   $ 0.97       --       --
Number of accumulation units outstanding at end of period (000 omitted)                11       12       --       --       --

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.00   $ 0.75   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.15   $ 1.00   $ 0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)                51       62       30       --       --

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $ 0.42   $ 0.30   $ 0.51   $ 0.69   $ 1.00
Accumulation unit value at end of period                                           $ 0.44   $ 0.42   $ 0.30   $ 0.51   $ 0.69
Number of accumulation units outstanding at end of period (000 omitted)               588      655      372      364       44


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004     2003     2002     2001     2000
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (5/30/2000)
Accumulation unit value at beginning of period                                     $ 0.97   $ 0.74   $ 0.97   $ 0.97   $ 1.00
Accumulation unit value at end of period                                           $ 1.07   $ 0.97   $ 0.74   $ 0.97   $ 0.97
Number of accumulation units outstanding at end of period (000 omitted)             1,573    1,510    1,341      640       31

ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (5/30/2000)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $ 0.55   $ 0.45   $ 0.65   $ 0.80   $ 1.00
Accumulation unit value at end of period                                           $ 0.59   $ 0.55   $ 0.45   $ 0.65   $ 0.80
Number of accumulation units outstanding at end of period (000 omitted)               881      893    1,003      741       47

EVERGREEN VA BALANCED FUND - CLASS 2 (7/31/2002)
(PREVIOUSLY EVERGREEN VA FOUNDATION FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $ 1.14   $ 1.00   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.20   $ 1.14   $ 1.00       --       --
Number of accumulation units outstanding at end of period (000 omitted)                40       30       10       --       --

EVERGREEN VA CORE BOND FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $ 1.07   $ 1.04   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.10   $ 1.07   $ 1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)               861      792      241       --       --

EVERGREEN VA FUND - CLASS 2* (8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.20   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.28   $ 1.20   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)               207      125       --       --       --

* EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2* (8/30/2002)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $ 1.23   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.33   $ 1.23   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)               267      152        3       --       --

* EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA GROWTH FUND - CLASS 2* (7/31/2002)
Accumulation unit value at beginning of period                                     $ 1.35   $ 0.99   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.52   $ 1.35   $ 0.99       --       --
Number of accumulation units outstanding at end of period (000 omitted)                74       36        8       --       --

* EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA HIGH INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $ 1.21   $ 1.04   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.30   $ 1.21   $ 1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)               327      252       95       --       --

EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $ 1.21   $ 0.93   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.42   $ 1.21   $ 0.93       --       --
Number of accumulation units outstanding at end of period (000 omitted)               336      225       31       --       --

EVERGREEN VA OMEGA FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $ 1.33   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.41   $ 1.33   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)               368      237       86       --       --

EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2* (8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.44   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.51   $ 1.44   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)                --       --       --       --       --

* EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $ 1.22   $ 0.95   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.45   $ 1.22   $ 0.95       --       --
Number of accumulation units outstanding at end of period (000 omitted)               581      380       75       --       --


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004     2003     2002     2001     2000
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (7/31/2002)
Accumulation unit value at beginning of period                                     $ 1.25   $ 1.08   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.34   $ 1.25   $ 1.08       --       --
Number of accumulation units outstanding at end of period (000 omitted)               470      285       --       --       --

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.10   $ 0.86   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.25   $ 1.10   $ 0.86       --       --
Number of accumulation units outstanding at end of period (000 omitted)             1,844    1,212      209       --       --

FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                     $ 0.98   $ 0.75   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.00   $ 0.98   $ 0.75       --       --
Number of accumulation units outstanding at end of period (000 omitted)               139      127       18       --       --

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.16   $ 0.85   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.43   $ 1.16   $ 0.85       --       --
Number of accumulation units outstanding at end of period (000 omitted)               737      543       94       --       --

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.05   $ 0.80   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.28   $ 1.05   $ 0.80       --       --
Number of accumulation units outstanding at end of period (000 omitted)               231      169       24       --       --

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $ 1.25   $ 1.01   $ 1.16   $ 1.09   $ 1.00
Accumulation unit value at end of period                                           $ 1.40   $ 1.25   $ 1.01   $ 1.16   $ 1.09
Number of accumulation units outstanding at end of period (000 omitted)             3,640    2,566      753       61       21

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (5/30/2000)
Accumulation unit value at beginning of period                                     $ 0.89   $ 0.68   $ 0.85   $ 1.02   $ 1.00
Accumulation unit value at end of period                                           $ 1.05   $ 0.89   $ 0.68   $ 0.85   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)             1,058      734      513      324       22

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $ 0.84   $ 0.64   $ 0.95   $ 1.01   $ 1.00
Accumulation unit value at end of period                                           $ 0.89   $ 0.84   $ 0.64   $ 0.95   $ 1.01
Number of accumulation units outstanding at end of period (000 omitted)               495      388      165      115       27

MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (5/30/2000)
Accumulation unit value at beginning of period                                     $ 1.19   $ 1.04   $ 1.10   $ 1.12   $ 1.00
Accumulation unit value at end of period                                           $ 1.31   $ 1.19   $ 1.04   $ 1.10   $ 1.12
Number of accumulation units outstanding at end of period (000 omitted)             2,934    2,457    1,585      792       45

MFS(R) UTILITIES SERIES - SERVICE CLASS (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.17   $ 0.87   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.51   $ 1.17   $ 0.87       --       --
Number of accumulation units outstanding at end of period (000 omitted)                53       40       --       --       --

OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.01   $ 0.78   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.07   $ 1.01   $ 0.78       --       --
Number of accumulation units outstanding at end of period (000 omitted)               377      130        9       --       --

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.09   $ 0.77   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.28   $ 1.09   $ 0.77       --       --
Number of accumulation units outstanding at end of period (000 omitted)               303      154       25       --       --

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.13   $ 0.79   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.34   $ 1.13   $ 0.79       --       --
Number of accumulation units outstanding at end of period (000 omitted)               170      121       33       --       --

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.20   $ 1.04   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.29   $ 1.20   $ 1.04       --       --
Number of accumulation units outstanding at end of period (000 omitted)             1,442      995       38       --       --


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004     2003     2002     2001     2000
-----------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (5/30/2000)
Accumulation unit value at beginning of period                                     $ 1.00   $ 0.79   $ 0.99   $ 1.07   $ 1.00
Accumulation unit value at end of period                                           $ 1.10   $ 1.00   $ 0.79   $ 0.99   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)               455      530      379      287       --

PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.14   $ 0.98   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.21   $ 1.14   $ 0.98       --       --
Number of accumulation units outstanding at end of period (000 omitted)                22       20       --       --       --

PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (5/21/2002)
Accumulation unit value at beginning of period                                     $ 1.01   $ 0.80   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.17   $ 1.01   $ 0.80       --       --
Number of accumulation units outstanding at end of period (000 omitted)               360      178       33       --       --

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES (8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.27   $ 0.98   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.48   $ 1.27   $ 0.98       --       --
Number of accumulation units outstanding at end of period (000 omitted)               139       57        1       --       --

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO CLASS II SHARES
(8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.22   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.38   $ 1.22   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)               275       74        2       --       --

VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO CLASS I SHARES (8/30/2002)
Accumulation unit value at beginning of period                                     $ 1.31   $ 0.96   $ 1.00       --       --
Accumulation unit value at end of period                                           $ 1.77   $ 1.31   $ 0.96       --       --
Number of accumulation units outstanding at end of period (000 omitted)                22       18       --       --       --


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.



YEAR ENDED DEC. 31,                                                                 2004     2003
--------------------------------------------------------------------------------------------------
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (1/29/2003)
Accumulation unit value at beginning of period                                     $ 0.99   $ 1.00
Accumulation unit value at end of period                                           $ 0.98   $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)               179       55

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND AT DEC. 31, 2004 WERE (0.33%) AND (0.33%), RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.02   $ 1.00
Accumulation unit value at end of period                                           $ 1.05   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)               169       63

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.44   $ 1.00
Accumulation unit value at end of period                                           $ 1.67   $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)                31        9

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.26   $ 1.00
Accumulation unit value at end of period                                           $ 1.35   $ 1.26
Number of accumulation units outstanding at end of period (000 omitted)               118       --

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.25   $ 1.00
Accumulation unit value at end of period                                           $ 1.27   $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)                66       37

AXP(R) VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.40   $ 1.00
Accumulation unit value at end of period                                           $ 1.64   $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)               337        3

AXP(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (1/29/2003)
Accumulation unit value at beginning of period                                     $ 0.99   $ 1.00
Accumulation unit value at end of period                                           $ 0.98   $ 0.99
Number of accumulation units outstanding at end of period (000 omitted)               399      234

AIM V.I. BASIC VALUE FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.35   $ 1.00
Accumulation unit value at end of period                                           $ 1.46   $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)               110       27

AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.30   $ 1.00
Accumulation unit value at end of period                                           $ 1.35   $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                40       --

AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.35   $ 1.00
Accumulation unit value at end of period                                           $ 1.53   $ 1.35
Number of accumulation units outstanding at end of period (000 omitted)                33        1

ALLIANCEBERNSTEIN VP GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (1/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $ 1.40   $ 1.00
Accumulation unit value at end of period                                           $ 1.45   $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)                87        9

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.32   $ 1.00
Accumulation unit value at end of period                                           $ 1.44   $ 1.32
Number of accumulation units outstanding at end of period (000 omitted)                30       47

ALLIANCEBERNSTEIN VP LARGE CAP GROWTH PORTFOLIO (CLASS B) (1/29/2003)
(PREVIOUSLY ALLIANCEBERNSTEIN VP PREMIER GROWTH PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                     $ 1.24   $ 1.00
Accumulation unit value at end of period                                           $ 1.32   $ 1.24
Number of accumulation units outstanding at end of period (000 omitted)                20        3


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004     2003
--------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2 (1/29/2003)
(PREVIOUSLY EVERGREEN VA FOUNDATION FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $ 1.15   $ 1.00
Accumulation unit value at end of period                                           $ 1.20   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)                40       20

EVERGREEN VA CORE BOND FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.02   $ 1.00
Accumulation unit value at end of period                                           $ 1.04   $ 1.02
Number of accumulation units outstanding at end of period (000 omitted)               306      185

EVERGREEN VA FUND - CLASS 2* (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.28   $ 1.00
Accumulation unit value at end of period                                           $ 1.36   $ 1.28
Number of accumulation units outstanding at end of period (000 omitted)                72       25

* EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2* (1/29/2003)
(PREVIOUSLY EVERGREEN VA GROWTH AND INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                                     $ 1.31   $ 1.00
Accumulation unit value at end of period                                           $ 1.40   $ 1.31
Number of accumulation units outstanding at end of period (000 omitted)                76       35

* EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA GROWTH FUND - CLASS 2* (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.39   $ 1.00
Accumulation unit value at end of period                                           $ 1.55   $ 1.39
Number of accumulation units outstanding at end of period (000 omitted)                45       18

* EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA HIGH INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.15   $ 1.00
Accumulation unit value at end of period                                           $ 1.22   $ 1.15
Number of accumulation units outstanding at end of period (000 omitted)               111       95

EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.34   $ 1.00
Accumulation unit value at end of period                                           $ 1.57   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                45       28

EVERGREEN VA OMEGA FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.40   $ 1.00
Accumulation unit value at end of period                                           $ 1.47   $ 1.40
Number of accumulation units outstanding at end of period (000 omitted)               113       29

EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2* (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.53   $ 1.00
Accumulation unit value at end of period                                           $ 1.58   $ 1.53
Number of accumulation units outstanding at end of period (000 omitted)                40       10

* EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH
FUND - CLASS 2 ON APRIL 15, 2005.

EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.31   $ 1.00
Accumulation unit value at end of period                                           $ 1.54   $ 1.31
Number of accumulation units outstanding at end of period (000 omitted)               111       54

EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.13   $ 1.00
Accumulation unit value at end of period                                           $ 1.20   $ 1.13
Number of accumulation units outstanding at end of period (000 omitted)               167       60

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.30   $ 1.00
Accumulation unit value at end of period                                           $ 1.47   $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)               814      205


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004     2003
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.34   $ 1.00
Accumulation unit value at end of period                                           $ 1.35   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                 7        5

FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.38   $ 1.00
Accumulation unit value at end of period                                           $ 1.69   $ 1.38
Number of accumulation units outstanding at end of period (000 omitted)               213      143

FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.37   $ 1.00
Accumulation unit value at end of period                                           $ 1.66   $ 1.37
Number of accumulation units outstanding at end of period (000 omitted)                85       50

FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.25   $ 1.00
Accumulation unit value at end of period                                           $ 1.38   $ 1.25
Number of accumulation units outstanding at end of period (000 omitted)               516      349

FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.34   $ 1.00
Accumulation unit value at end of period                                           $ 1.55   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)               105       44

MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.33   $ 1.00
Accumulation unit value at end of period                                           $ 1.39   $ 1.33
Number of accumulation units outstanding at end of period (000 omitted)                21       --

MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.17   $ 1.00
Accumulation unit value at end of period                                           $ 1.27   $ 1.17
Number of accumulation units outstanding at end of period (000 omitted)               401      240

MFS(R) UTILITIES SERIES - SERVICE CLASS (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.30   $ 1.00
Accumulation unit value at end of period                                           $ 1.66   $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)                97       12

OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.31   $ 1.00
Accumulation unit value at end of period                                           $ 1.37   $ 1.31
Number of accumulation units outstanding at end of period (000 omitted)               126       59

OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.46   $ 1.00
Accumulation unit value at end of period                                           $ 1.70   $ 1.46
Number of accumulation units outstanding at end of period (000 omitted)                12        4

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.44   $ 1.00
Accumulation unit value at end of period                                           $ 1.68   $ 1.44
Number of accumulation units outstanding at end of period (000 omitted)                33       29

OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.07   $ 1.00
Accumulation unit value at end of period                                           $ 1.14   $ 1.07
Number of accumulation units outstanding at end of period (000 omitted)               851      141

PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.29   $ 1.00
Accumulation unit value at end of period                                           $ 1.40   $ 1.29
Number of accumulation units outstanding at end of period (000 omitted)                 2       --

PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.19   $ 1.00
Accumulation unit value at end of period                                           $ 1.25   $ 1.19
Number of accumulation units outstanding at end of period (000 omitted)               148       10


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)



YEAR ENDED DEC. 31,                                                                 2004     2003
--------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.34   $ 1.00
Accumulation unit value at end of period                                           $ 1.53   $ 1.34
Number of accumulation units outstanding at end of period (000 omitted)                54       41

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO CLASS II SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.30   $ 1.00
Accumulation unit value at end of period                                           $ 1.50   $ 1.30
Number of accumulation units outstanding at end of period (000 omitted)               538       25

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO CLASS II
SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.29   $ 1.00
Accumulation unit value at end of period                                           $ 1.44   $ 1.29
Number of accumulation units outstanding at end of period (000 omitted)                17        3

VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO CLASS I SHARES (1/29/2003)
Accumulation unit value at beginning of period                                     $ 1.42   $ 1.00
Accumulation unit value at end of period                                           $ 1.90   $ 1.42
Number of accumulation units outstanding at end of period (000 omitted)                12       12


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.


THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates and/or the selling firms that distribute the contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract, Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed ion the previous paragraph for the funds our affiliates do not manage. These relationships may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



FUND                                INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -         Maximum current income consistent with liquidity and          American Express Financial
Cash Management Fund                stability of principal. Invests primarily in money market     Corporation (AEFC)
                                    instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                                    certificates of deposit, bankers' acceptances, letters of
                                    credit, and commercial paper, including asset-backed
                                    commercial paper.

AXP(R) Variable Portfolio -         High level of current income while attempting to conserve     AEFC
Diversified Bond Fund               the value of the investment and continuing a high level of income for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net
                                    assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like
                                    those included in the Lehman Brothers Aggregate Bond
                                    Index, which are investment grade and denominated in U.S.
                                    dollars. The Index includes securities issued by the U.S.
                                    government, corporate bonds, and mortgage- and
                                    asset-backed securities. Although the Fund emphasizes
                                    high- and medium-quality debt securities, it will assume
                                    some credit risk to achieve higher yield and/or capital
                                    appreciation by buying lower-quality bonds.

AXP(R) Variable Portfolio -         High level of current income and, as a secondary goal,        AEFC
Diversified Equity Income Fund      steady growth of capital. Under normal market conditions,
                                    the Fund invests at least 80% of its net assets in
                                    dividend-paying common and preferred stocks.

AXP(R) Variable Portfolio - Equity  Growth of capital. Under normal market conditions, the        AEFC
Select Fund                         Fund invests at least 80% of its net assets in equity
                                    securities of medium-sized companies.

AXP(R) Variable Portfolio - NEW     Long-term growth of capital. Invests primarily in common       AEFC
DIMENSIONS FUND(R)                  stocks showing potential for significant growth.

AXP(R) Variable Portfolio -         Long-term capital appreciation. Invests primarily in          AEFC, adviser; Goldman Sachs
Partners Small Cap Value Fund       equity securities. Under normal market conditions, at         Asset Management, L.P., Royce
                                    least 80% of the Fund's net assets will be invested in        & Associates, LLC, Donald
                                    companies with market capitalization of less than $2          Smith & Co., Inc., Franklin
                                    billion or that fall within the range of the Russell 2000(R)  Portfolio Associates LLC and
                                    Value Index.                                                  Barrow, Hanley, Mewhinney &
                                                                                                  Strauss, Inc., subadvisers.

AXP(R) Variable Portfolio - Short   A high level of current income and safety of principal         AEFC
Duration U.S. Government Fund       consistent with an investment in U.S. government and
                                    government agency securities. Under normal market
                                    conditions, at least 80% of the Fund's net assets are
                                    invested in securities issued or guaranteed as to
                                    principal and interest by the U.S. government, its
                                    agencies or instrumentalities.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund,          Long-term growth of capital. Invests normally at least 65%    A I M Advisors, Inc.
Series II Shares                    of its total assets in equity securities of U.S. issuers
                                    that have market capitalizations of greater than $500
                                    million and are believed to be undervalued in relation to
                                    long-term earning power or other factors. The fund may
                                    invest up to 25% of its total assets in foreign securities.

AIM V.I. Capital Appreciation       Growth of capital. Invests principally in common stocks of    A I M Advisors, Inc.
Fund, Series II Shares              companies likely to benefit from new or innovative
                                    products, services or processes as well as those with
                                    above-average long-term growth and excellent prospects for future growth. The fund can invest up to 25% of its total
                                    assets in foreign securities that involve risks not
                                    associated with investing solely in the United States.

AIM V.I. Capital Development        Long-term growth of capital. Invests primarily in             A I M Advisors, Inc.
Fund, Series II Shares              securities (including common stocks, convertible securities and bonds) of small- and medium-sized companies. The fund
                                    may invest up to 25% of its total assets in foreign
                                    securities.

AllianceBernstein VP Global         Growth of capital. Current income is only an incidental       Alliance Capital
Technology Portfolio (Class B)      consideration. Invests a global portfolio of securities and   Management L.P.
                                    non-U.S. companies selected for growth potential.
(previously AllianceBernstein
VP - Technology Portfolio
(Class B))

AllianceBernstein VP Growth and     Reasonable current income and reasonable appreciation.        Alliance Capital
Income Portfolio (Class B)          Invests primarily in dividend-paying common stocks of good    Management L.P.
                                    quality.

AllianceBernstein VP Large Cap      Long-term growth of capital by pursuing aggressive            Alliance Capital
Growth Portfolio (Class B)          investment policies. Invests primarily in equity securities   Management L.P.
                                    of a limited number of large, carefully selected,
(previously AllianceBernstein       high-quality U.S. companies that are judged likely to
VP Premier Growth Portfolio         achieve superior earnings growth.
(Class B)

Evergreen VA Balanced Fund -        Capital growth and current income. The Fund seeks to          Evergreen Investment
Class 2                             achieve its goal by investing in a combination of equity      Management Company, LLC,
                                    and debt securities. Under normal conditions, the Fund will   adviser; Tattersall
(previously Evergreen VA            invest at least 25% of its assets in debt securities and      Advisory Group, Inc.,
Foundation Fund - Class 2)          the remainder in equity securities.                           subadviser.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond Fund -       The Fund seeks to maximize total return through a             Evergreen Investment
Class 2                             combination of current income and capital growth. The Fund    Management Company, LLC
                                    invests primarily in U.S. dollar denominated investment
                                    grade debt securities issued or guaranteed by the U.S.
                                    Treasury or by an agency or instrumentality of the U.S.
                                    Government, corporate bonds, mortgage-backed securities,
                                    asset-backed securities, and other income producing
                                    securities.

Evergreen VA Fundamental Large      Capital growth with the potential for current income.         Evergreen Investment
Cap Fund - Class 2                  Invests primarily in common stocks of medium- and             Management Company, LLC
                                    large-sized U.S. companies whose market capitalizations at
(previously Evergreen VA Growth     time of purchase fall within the range tracked by the
and Income Fund - Class 2.          Russell 1000(R) Index.
Evergreen VA  Fund - Class 2
merged into Evergreen VA Growth
and Income Fund - Class 2 as of
4/15/05.)

Evergreen VA Growth Fund -          Long-term capital growth. The Fund seeks to achieve its       Evergreen Investment
Class 2                             goal by investing at least 75% of its assets in common        Management Company, LLC
                                    stocks of small- and medium-sized companies whose market
(Evergreen VA Special Equity -      capitalizations at time of purchase falls within the range
Class 2 merged into Evergreen VA    of those tracked by the Russell 2000(R) Growth Index.
Growth Fund - Class 2 as of
4/15/05.)

Evergreen VA High Income Fund -     High level of current income, with capital growth as          Evergreen Investment
Class 2                             secondary objective. The Fund seeks to achieve its goal by    Management Company, LLC
                                    investing primarily in both low-rated and high-rated
                                    fixed-income securities, including debt securities,
                                    convertible securities, and preferred stocks that are
                                    consistent with its primary investment objective of high
                                    current income.

Evergreen VA International          Long-term capital growth, with modest income as a secondary   Evergreen Investment
Equity Fund - Class 2               objective. The Fund seeks to achieve its goal by investing    Management Company, LLC
                                    primarily in equity securities issued by established,
                                    quality non-U.S. companies located in countries with
                                    developed markets and may purchase securities across all
                                    market capitalizations. The Fund may also invest in
                                    emerging markets.

Evergreen VA Omega Fund -           Long-term capital growth. Invests primarily in common         Evergreen Investment
Class 2                             stocks and securities convertible into common stocks of       Management Company, LLC
                                    U.S. companies across all market capitalizations.

Evergreen VA Special Values         Capital growth in the value of its shares. The Fund seeks     Evergreen Investment
Fund - Class 2                      to achieve its goal by investing at least 80% of its assets   Management Company, LLC
                                    in common stocks of small U.S. companies whose market
                                    capitalizations at the time of purchase fall within the
                                    range tracked by the Russell 2000(R) Index.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic Income       High current income from interest on debt securities with a   Evergreen Investment
Fund - Class 2                      secondary objective of potential for growth of capital in     Management Company, LLC
                                    selecting securities. The Fund seeks to achieve its goal by investing primarily in domestic high-yield, high-risk
                                    "junk" bonds and other debt securities (which may be
                                    denominated in U.S. dollars or in non-U.S. currencies) of
                                    foreign governments and foreign corporations.

Fidelity(R) VIP Contrafund(R)       Seeks long-term capital appreciation. Normally invests        Fidelity Management &
Portfolio Service Class 2           primarily in common stocks. Invests in securities of          Research Company (FMR),
                                    companies whose value it believes is not fully recognized     investment manager; FMR
                                    by the public. Invests in either "growth" stocks or "value"   U.K. and FMR Far East,
                                    stocks or both. The fund invests in domestic and foreign      sub-investment advisers.
                                    issuers.

Fidelity(R) VIP Growth Portfolio    Seeks to achieve capital appreciation. Normally invests       FMR, investment manager;
Service Class 2                     primarily in common stocks. Invests in companies that it      FMR U.K., FMR Far East,
                                    believes have above-average growth potential (stocks of       sub-investment advisers.
                                    these companies are often called "growth" stocks). The Fund invests in domestic and foreign issuers.

Fidelity(R) VIP Mid Cap Portfolio   Long-term growth of capital. Normally invests primarily in    FMR, investment manager;
Service Class 2                     common stocks. Normally invests at least 80% of assets in     FMR U.K., FMR Far East,
                                    securities of companies with medium market capitalizations.   sub-investment advisers.
                                    May invest in companies with smaller or larger market
                                    capitalizations. Invests in domestic and foreign issuers.
                                    The Fund invests in either "growth" or "value" common
                                    stocks or both.

FTVIPT Franklin Small Cap Value     Long-term total return. The Fund normally invests at least    Franklin Advisory
Securities Fund - Class 2           80% of its net assets in investments of small                 Services, LLC
                                    capitalization companies, and invests primarily to
                                    predominantly in equity securities. For this Fund,
                                    small-capitalization companies are those with market
                                    capitalization values not exceeding $2.5 billion, at the
                                    time of purchase.

FTVIPT Mutual Shares Securities     Capital appreciation, with income as a secondary goal. The    Franklin Mutual Advisers, LLC
Fund - Class 2                      Fund normally invests mainly in U.S. equity securities and substantially in undervalued stocks, risk arbitrage
                                    securities and distressed companies.

FTVIPT Templeton Foreign            Long-term capital growth. The Fund normally invests at        Templeton Investment
Securities Fund - Class 2           least 80% of its net assets in investments of issuers         Counsel, LLC
                                    located outside the U.S., including those in emerging
                                    markets.

MFS(R) New Discovery Series -       Capital appreciation. Invests at least 65% of its net         MFS Investment Management(R)
Service Class                       assets in equity securities of emerging growth companies.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series -        Above-average income consistent with the prudent employment   MFS Investment Management(R)
Service Class                       of capital, with growth of capital and income as a
                                    secondary objective. Invests primarily in a combination of equity and fixed income securities.

MFS(R) Utilities Series - Service   Capital growth and current income. Invests primarily in       MFS Investment Management(R)
Class                               equity and debt securities of domestic and foreign
                                    companies in the utilities industry.

Oppenheimer Capital Appreciation    Capital appreciation. Invests in securities of well-known,    OppenheimerFunds, Inc.
Fund/VA, Service Shares             established companies.

Oppenheimer Global Securities       Long-term capital appreciation. Invests mainly in common      OppenheimerFunds, Inc.
Fund/VA, Service Shares             stocks of U.S. and foreign issuers that are "growth-type"
                                    companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Main Street Small       Seeks capital appreciation. Invests mainly in common stocks   OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares         of small-capitalization U.S. companies that the fund's
                                    investment manager believes have favorable business trends or prospects.

Oppenheimer Strategic Bond          High level of current income principally derived from         OppenheimerFunds, Inc.
Fund/VA, Service Shares             interest on debt securities. Invests mainly in three market sectors: debt securities of foreign governments and
                                    companies, U.S. government securities and lower-rated high yield securities of U.S. and foreign companies.

Putnam VT Growth and Income Fund    Capital growth and current income. The fund pursues its       Putnam Investment
- Class IB Shares                   goal by investing mainly in common stocks of U.S.             Management, LLC
                                    companies, with a focus on value stocks that offer the
                                    potential for capital growth, current income or both.

Putnam VT Health Sciences Fund -    Capital appreciation. The fund pursues its goal by            Putnam Investment
Class IB Shares                     investing mainly in common stocks of companies in the         Management, LLC
                                    health sciences industries, with a focus on growth stocks.
                                    Under normal circumstances, the fund invests at least 80%
                                    of its net assets in securities of (a) companies that
                                    derive at least 50% of their assets, revenues or profits
                                    from the pharmaceutical, health care services, applied
                                    research and development and medical equipment and supplies industries, or (b) companies Putnam Management thinks have the potential for growth as a result of their particular
                                    products, technology, patents or other market advantages in the health sciences industries.

Putnam VT International Equity      Capital appreciation. The fund pursues its goal by            Putnam Investment
Fund - Class IB Shares              investing mainly in common stocks of companies outside the    Management, LLC
                                    United States that Putnam Management believes have
                                    favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity
                                    investments.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

FUND                                INVESTMENT OBJECTIVE AND POLICIES                             INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust    Capital growth and income through investments in equity       Van Kampen Asset Management
Comstock Portfolio Class II         securities, including common stocks, preferred stocks and
Shares                              securities convertible into common and preferred stocks.

Van Kampen Life Investment Trust    Long-term growth of capital and income. The portfolio seeks   Van Kampen Asset Management
Growth and Income Portfolio         to achieve its investment objective by investing primarily
Class II Shares                     in income producing equity securities, including common
                                    stocks and convertible securities, and non-convertible
                                    preferred stocks and debt securities.

Van Kampen UIF U.S. Real Estate     Above average current income and long-term capital            Morgan Stanley Investment
Portfolio Class I Shares            appreciation. Invests primarily in equity securities of       Management Inc., doing
                                    companies in the U.S. real estate industry, including real    business as Van Kampen.
                                    estate investment trusts.



GUARANTEE PERIOD ACCOUNTS (GPAs)

The GPAs may not be available in some states.


You may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following tables:

                  IF YOUR GPA RATE IS:                   THE MVA IS:
          Less than the new GPA rate + 0.10%              Negative
          Equal to the new GPA rate + 0.10%               Zero
          Greater than the new GPA rate + 0.10%           Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:

    EARLY WITHDRAWAL AMOUNT X [(    1 + i     )(TO THE POWER OF n/12) - 1] = MVA
                                 ------------
                                 1 + j + .001

    Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.
           j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
           n = number of months remaining in the current Guarantee Period
               (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

     $1,000 X [(      1.030      )(TO THE POWER OF 84/12) - 1] = -$39.84
                 ---------------
                 1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

     $1,000 X [(      1.030      )(TO THE POWER OF 84/12) - 1] = $27.61
                 ---------------
                 1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, assuming you elected the 7-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE ONE-YEAR FIXED ACCOUNT

You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


BUYING YOUR CONTRACT


New contracts are currently not being offered. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):


- GPAs, the one-year fixed account and/or subaccounts in which you want to invest(1);
-    how you want to make purchase payments;
-    the optional MAV death benefit(2);
-    the optional EDB(2);
-    the optional GMIB - MAV rider(3);
-    the optional GMIB - 6% Rising Floor rider(3);
-    the optional PCR(3);
-    the optional Benefit Protector Death Benefit(4);
-    the optional Benefit Protector Plus Death Benefit(4);
-    the length of the withdrawal charge schedule (5 or 7 years)(5); and
-    a beneficiary.

(1) GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania,or Washington and may not be available in other states.
(2) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. EDB is not available with Benefit Protector or Benefit Protector Plus. May not be available in all states.

(3) If you select the PCR, you cannot add a GMIB rider. The GMIB is available if the annuitant is 75 or younger at contract issue. The GMIB is not available with ROP death benefit. May not be available in all states.

(4) Available if you and the annuitant are 75 or younger at contract issue. Not available with EDB. May not be available in all states.
(5) The five-year withdrawal charge schedule may not be available in all states.

The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The following restrictions on allocation of purchase payments to the GPAs and the one-year fixed account will apply:


FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR     No restrictions on the amount of purchase payments
TO JUNE 16, 2003:                                allocated to the GPAs or the one-year fixed account (if
                                                 available).

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR     The amount of any purchase payment allocated to the GPAs
AFTER JUNE 16 THROUGH DEC. 4, 2003:              and the one-year fixed account in total cannot exceed 30%
                                                 of the purchase payment.

                                                 This 30% limit will not apply if you establish a dollar
                                                 cost averaging arrangement with respect to the purchase
                                                 payment according to procedures currently in effect, or
                                                 you are participating according to the rules of an asset
                                                 allocation model portfolio program available under the
                                                 contract, if any.

FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR     In certain states where we offer GPAs that do not require
AFTER DEC. 5, 2003:                              payment of a statutory minimum guaranteed interest rate,
                                                 the amount of any purchase payment allocated to one-year
                                                 fixed account cannot exceed 30% of the purchase payment.
                                                 The amount of any purchase payment allocated to the GPAs
                                                 is not subject to this 30% limit. Please consult your
                                                 sales representative to see if these restrictions apply in your state. In all other states, the amount of any
                                                 purchase payment allocated to the GPAs and the one-year
                                                 fixed account in total cannot exceed 30% of the purchase
                                                 payment. We reserve the right to further limit purchase
                                                 payment allocations to the one-year fixed account and/or
                                                 GPAs if the interest rate we are then crediting on new
                                                 purchase payments allocated to the one-year fixed account
                                                 is equal to the minimum interest rate stated in the
                                                 contract.

                                                 In all states, the 30% limit will not apply if you
                                                 establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently
                                                 in effect, or you are participating according to the rules of an asset allocation model portfolio program available
                                                 under the contract, if any.


There are no restrictions on allocations of purchase payments to the subaccounts.


We applied your purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAs, THE RETIREMENT DATE MUST BE:

-    no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAs, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:


- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or


- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distribution in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contact will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

For contracts issued in Alabama and Maryland, purchase payments are limited and may not be made after the first contract anniversary.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:
     $50 initial payment.
     $50 for additional payments.

  If paying by any other method:
     $5,000 initial payment for contracts issued in South Carolina, Texas and Washington.
     $2,000 initial payment for contracts issued in all other states.
     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

     $1,000,000

* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER


Send your check along with your name and contract number to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your sales representative to complete the necessary SIP paperwork.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENT CREDITS

You will receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.(1)

For applications signed on or after Nov. 6, 2003, only contracts with a seven-year withdrawal charge schedule are eligible for a credit. If you make any additional payments that cause the contract to be eligible for the credit, we will add credits to your prior purchase payments (less total withdrawals). We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account, special DCA account and the subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. Credits are not considered to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

(1) For applications signed on or after Nov. 6, 2003, purchase payment credits are not available for contracts with a five-year withdrawal charge schedule; however, there may be some states that have not approved this restriction and this feature may still be available in those states. Please check with your sales representative.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.


We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

These fees are based on the death benefit guarantee whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

                                           QUALIFIED   NONQUALIFIED
                                           ANNUITIES    ANNUITIES
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                            0.85%         1.10%
MAV death benefit(1),(2)                     1.05          1.30
EDB(1)                                       1.15          1.40

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP death benefit                            1.15          1.40
MAV death benefit(1),(2)                     1.35          1.60
EDB(1)                                       1.45          1.70

(1) Available if both you and the annuitant are 79 or younger at contract issue. If you select a GMIB rider, you must elect either the MAV death benefit or the EDB. May not be available in all states.
(2) For contracts purchased before Nov. 6, 2003 or if your state has not approved the fee, the MAV death benefit is .10% less.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE

We charge an annual fee for this optional feature only if you select it. There are two GMIB rider options available under your contract (see "Guaranteed Minimum Income Benefit Rider"). The fee for GMIB - MAV is 0.55% of the adjusted contract value. The fee for GMIB - 6% Rising Floor is 0.75% of the adjusted contract value. Depending on the GMIB rider option you choose, we deduct the appropriate fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the appropriate GMIB fee, adjusted for the number of calendar days coverage was in place. We cannot increase either GMIB fee after the rider effective date and it does not apply after annuity payouts begin or the GMIBterminates.

We calculate the fee as follows:

           GMIB - MAV                            0.55% x (CV + ST - FAV)
           GMIB - 6% RISING FLOOR                0.75% x (CV + ST - FAV)

     CV  = contract value on the contract anniversary
     ST  = transfers from the subaccounts to the GPAs or the one-year fixed account made during the six months before the contract anniversary. FAV = the value of your GPAs and the one-year fixed account on the contract anniversary.

The result of ST - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts and not on the GPAs and the one-year fixed account.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

- You purchase the contract with a payment of $50,000 on Jan. 1, 2004 and allocate all of your payment to the subaccounts.

- On Sept. 1, 2004 your contract value is $75,000. You transfer $15,000 from the subaccounts to the one-year fixed account.

- On Jan. 1, 2005 (the first contract anniversary) the one-year fixed account value is $15,250 and the subaccount value is $58,000. Your total contract value is $73,250.

-    The GMIB fee for:

           GMIB - MAV is 0.55%; and
           GMIB - 6% RISING FLOOR is 0.75%.

We calculate the charge as follows:

     Contract value on the contract anniversary:                                  $73,250
     plus transfers from the subaccounts to the one-year fixed account
     in the six months before the contract anniversary:                           +15,000
     minus the value of the one-year fixed account on the contract anniversary:   -15,250
                                                                                 --------
                                                                                  $73,000

The fee charged to you:

     GMIB - MAV                     (0.55% x $73,000) =                           $401.50
     GMIB - 6% RISING FLOOR         (0.75% x $73,000) =                           $547.50

PERFORMANCE CREDIT RIDER (PCR) FEE

We charge a fee of 0.15% of your contract value for this optional feature if you select it. If selected, we deduct the fee from your contract value on your contract anniversary at the end of each contract year. We prorate this fee among GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest bears to your total contract value. If you select the PCR, you cannot add a GMIB rider.

If the contract is terminated for any reason or when annuity payouts begin, we will deduct the PCR fee, adjusted for the number of calendar days coverage was in place. We cannot increase the PCR fee.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when the annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value, a withdrawal charge applies if all or part of the withdrawal amount is from any purchase payment we received less than six or eight years before the date of withdrawal, depending on the withdrawal charge schedule you select. (In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable guarantee period will be subject to a MVA. (See "The Guarantee Period Accounts -- Market Value Adjustment
(MVA).")


Each time you make a purchase payment under the contract, a withdrawal charge attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to a schedule shown in the contract. For example, if you select a seven-year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no withdrawal charge as to that payment.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

You may withdraw an amount during any contract year without incurring a withdrawal charge. We call this amount the Total Free Amount ("TFA"). The TFA is the amount of your contract value that you may withdraw without incurring a withdrawal charge. Amounts withdrawn in excess of the Total Free Amount may be subject to a withdrawal charge as described below. The Total Free Amount is defined as the maximum of (a) and (b) where:

(a) is 10% of your prior anniversary's contract value, and

(b) is current contract earnings.


NOTE: We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero. We consider your initial purchase payment and purchase payment credit to be the prior anniversary's contract value during the first contract year.


For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next, we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

NOTE: After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn
(PPW) in numbers three and four above as:

     PPW  = XSF +  (ACV - XSF)  X  (PPNPW - XSF)
                   -----------
                   (CV - TFA)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn, depending on the withdrawal charge schedule you selected:

       SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE         FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE(1)
      YEARS FROM PURCHASE     WITHDRAWAL CHARGE    YEARS FROM PURCHASE        WITHDRAWAL CHARGE
        PAYMENT RECEIPT          PERCENTAGE          PAYMENT RECEIPT             PERCENTAGE
              1                      8%                   1                         8%
              2                      8                    2                         7
              3                      7                    3                         6
              4                      7                    4                         4
              5                      6                    5                         2
              6                      5                    Thereafter                0
              7                      3
              Thereafter             0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

(1) The five-year withdrawal charge schedule may not be available in all states.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. If the original contract is a qualified annuity with a seven-year withdrawal schedule, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. For a nonqualified annuity with a seven-year withdrawal schedule, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. If the original contract is a qualified annuity with a five-year withdrawal schedule, the discount rate we use in the calculation will be 5.16% if the assumed investment rate is 3.5% and 6.66% if the assumed investment rate is 5%. For a nonqualified annuity with a five-year withdrawal schedule, the discounted rate will be 5.41% if the assumed investment rate is 3.5% and 6.91% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WITHDRAWAL CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with a SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE with this history:

- The contract date is Jan. 1, 2004 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

-    We received these payments

     --   $10,000 Jan. 1, 2004;

     --   $8,000 Feb. 28, 2011;

     --   $6,000 Feb. 20, 2012; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2014 and made no other withdrawals during that contract year; and

-    The prior anniversary Jan. 1, 2013 contract value was $38,488.

WITHDRAWAL CHARGE     EXPLANATION
       $  0           $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0           $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0           $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        560           $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge; and
        420           $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
       ----
       $980

Under the same scenario, the withdrawal charge on a contract with a FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE would be calculated:

WITHDRAWAL CHARGE     EXPLANATION
       $  0           $3,848.80 is 10% of the prior anniversary's contract value withdrawn without withdrawal charge; and
          0           $10,252.20 is contract earnings in excess of the 10% TFA withdrawal amount withdrawn without withdrawal charge; and
          0           $10,000 Jan. 1, 2004 purchase payment was received five or more years before withdrawal and is withdrawn without withdrawal charge; and
        320           $8,000 Feb. 28, 2011 purchase payment is in its fourth year from receipt, withdrawn with a 4% withdrawal charge; and
        360           $6,000 Feb. 20, 2012 purchase payment is in its third year from receipt withdrawn with a 6% withdrawal charge.
       ----
       $680




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

-    withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent it exceeds contract earnings;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan unless an annuity payout Plan E is later surrendered;

- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

-    amounts we refund to you during the free look period;* and

-    death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAs AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

- plus any purchase payment credits allocated to the GPAs and one-year fixed account;

-    plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


-    minus any prorated portion of the contract administrative charge; and

- minus any prorated portion of the fee for the following benefits you have selected:

     --   Guaranteed Minimum Income Benefit rider - MAV;

     --   Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     --   Performance Credit rider;

     --   Benefit Protector(SM) rider; and/or

     --   Benefit Protector(SM) Plus rider.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, the withdrawal charge, or fee for any optional contract riders (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate Accumulation unit value at end of periods:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current Accumulation unit value at end of period.

ACCUMULATION UNIT VALUE AT END OF PERIOD: the current Accumulation unit value at end of period for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-    dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the Accumulation unit value at end of period may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;

-    any purchase payment credits allocated to the subaccounts;


-    transfers into or out of the subaccounts;

-    partial withdrawals;

-    withdrawal charges;

and the deduction of a prorated portion of:

-    the contract administrative charge;

-    the fee for any of the following optional benefits you have selected:

     --   Guaranteed Minimum Income Benefit rider - MAV;

     --   Guaranteed Minimum Income Benefit rider - 6% Rising Floor;

     --   Performance Credit rider;

     --   Benefit Protector(SM) rider; and/or

     --   Benefit Protector(SM) Plus rider.


Accumulation unit value at end of periods will fluctuate due to:


-    changes in fund net asset value;

-    fund dividends distributed to the subaccounts;

-    fund capital gains or losses;

-    fund operating expenses; and


- mortality and expense risk fee and the variable account administrative charge.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in Accumulation unit value at end of periods caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                 NUMBER
                                                       AMOUNT    ACCUMULATION   OF UNITS
                                              MONTH   INVESTED    UNIT VALUE    PURCHASED
By investing an equal number
of dollars each month ...                      Jan      $100         $20           5.00

                                               Feb       100          18           5.56

you automatically buy                          Mar       100          17           5.88
more units when the
per unit market price is low ...     ---->     Apr       100          15           6.67

                                               May       100          16           6.25

                                               Jun       100          18           5.56

                                               Jul       100          17           5.88

and fewer units                                Aug       100          19           5.26
when the per unit
market price is high.                ---->     Sept      100          21           4.76

                                               Oct       100          20           5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $10,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or the subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment and purchase payment credit, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

(1) "Net contract value" equals your current contract value plus any new purchase payment and purchase payment credit. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, purchase payment credits, withdrawal requests and exchange requests submitted with your application.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account of a different duration and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment and purchase payment credit to the account and credit interest on that purchase payment and purchase payment credit on the date we receive it. This means that all purchase payments and purchase payment credits may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments and purchase payment credits were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify, subject to the 30% limitation rule (see "Transfer policies"). Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your sales representative.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an interest sweep strategy.

We may suspend or modify transfer privileges at any time.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

-    requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

-    not accepting telephone or electronic transfer requests;

-    requiring a minimum time period between each transfer;

-    not accepting transfer requests of an agent acting under power of attorney;

-    limiting the dollar amount that you may transfer at any one time; or

-    suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES


- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit purchase payment allocations to the GPAs and the one-year fixed account if the interest rate we are then crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


- You may transfer contract value from the one-year fixed account to the subaccounts or the GPAs according to the following transfer policies:


     FOR CONTRACTS WITH APPLICATIONS SIGNED PRIOR      It is our general policy to allow you to transfer contract
     TO JUNE 16, 2003:                                 values from the one-year fixed account to the subaccounts
                                                       or the GPAs once a year on or within 30 days before or
                                                       after the contract anniversary (except for automated
                                                       transfers, which can be set up at any time for certain
                                                       transfer periods subject to certain minimums). Currently,
                                                       we have removed this restriction and you may transfer
                                                       contract values from the one-year fixed account to the
                                                       subaccounts at any time. We will inform you at least 30
                                                       days in advance of the day we intend to reimpose this
                                                       restriction.

     FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR      You may transfer contract values from the one-year fixed
     AFTER JUNE 16 THROUGH DEC. 4, 2003:               account to the subaccounts or GPAs once a year on or
                                                       within 30 days before or after the contract anniversary
                                                       (except for automated transfers, which can be set up at
                                                       any time for certain transfer periods subject to certain
                                                       minimums). The amount of contract value transferred to the
                                                       GPAs or the one-year fixed account cannot result in the
                                                       value of the GPAs and the one-year fixed account in total
                                                       being greater than 30% of the contract value. Total
                                                       transfers out of the GPAs and one-year fixed account in
                                                       any contract year are limited to 30% of the total value of the GPAs and one-year fixed account at the beginning of
                                                       the contract year or $10,000, whichever is greater.

     FOR CONTRACTS WITH APPLICATIONS SIGNED ON OR      You may transfer contract values from the one-year fixed
     AFTER DEC. 5, 2003:                               account to the subaccounts or GPAs once a year on or
                                                       within 30 days before or after the contract anniversary
                                                       (except for automated transfers, which can be set up at
                                                       any time for certain transfer periods subject to certain
                                                       minimums). The amount of contract value transferred to the one-year fixed account cannot result in the value of the
                                                       one-year fixed account in total being greater than 30% of
                                                       the contract value.  We reserve the right to further limit transfers to the one-year fixed account and/or GPAs if the interest rate we are then crediting on new purchase
                                                       payments allocated to the one-year fixed account is equal
                                                       to the minimum interest rate stated in the contract. Total transfers out of the one-year fixed account in any
                                                       contract year are limited to 30% of the one-year fixed
                                                       account value at the beginning of the contract year or
                                                       $10,000, whichever is greater.


     Transfers from the one-year fixed account are not subject to an MVA.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

-    Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your sales representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

     For contracts with applications signed on or after June 16, 2003, the time limitations on transfers from the one-year fixed account will be enforced, and transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges, any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your GPAs, the one-year fixed account and/or subaccounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in the one-year fixed account and each GPA, and subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

-    payable to you;

-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the withdrawal amount includes a purchase payment check that has not cleared;

     --   the NYSE is closed, except for normal holiday and weekend closings;

     --   trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     --   you are at least age 59 1/2;

     --   you are disabled as defined in the Code;

     --   you severed employment with the employer who purchased the contract;
          or

     --   the distribution is because of your death.

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector(SM) Plus Death Benefit rider, the rider will terminate upon change of ownership of your annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

-    Return of Purchase Payments death benefit (ROP);

-    Maximum Anniversary Value death benefit (MAV); and

-    Enhanced Death Benefit (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select a GMIB, you must elect the MAV death benefit or the EDB. Once you select a death benefit option, you cannot change it. We show the option that applies in your contract. The combination of the contract, withdrawal charge schedule and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   contract value; or

2. total purchase payments plus purchase payments credits minus adjusted partial withdrawals.

     ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH BENEFIT =  PW X DB
                                                                      -------
                                                                        CV

       PW  = the partial withdrawal including any applicable MVA or withdrawal charge.
       DB  = the death benefit on the date of (but prior to) the partial withdrawal.
       CV = contract value on the date of (but prior to) the partial withdrawal.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

-    On Jan. 1, 2005 you make an additional purchase payment of $5,000.

- On March 1, 2005 the contract value falls to $22,000 and you take a $1,500 partial withdrawal.

-    On March 1, 2006 the contract value grows to $23,000.

     We calculate the ROP benefit on March 1, 2006 as follows:


        Contract value at death:                                             $23,000.00
                                                                             ==========
        Purchase payments and purchase payment credits
        minus adjusted partial withdrawals:
           Total purchase payments and purchase payment credits:             $25,000.00
           minus adjusted partial withdrawals calculated as:
           $1,500 x $25,000
           ----------------  =                                                -1,704.55
                $22,000                                                      ----------
           for a death benefit of:                                           $23,295.45
                                                                             ==========
        ROP death benefit, calculated as the greatest of these two values:   $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Be sure to discuss with your sales representative whether or not the MAV death benefit is appropriate for your situation.

If the MAV death benefit is available in your state and both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it. If you choose to add a GMIB rider to your contract, you must elect either the MAV death benefit or the EDB.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV when you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2004.

- On Jan. 1, 2005 (the first contract anniversary) the contract value grows to $24,000.

- On March 1, 2005 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

     We calculate the MAV death benefit on March 1, 2005 as follows:


        Contract value at death:                                                  $20,500.00
                                                                                  ==========
        Purchase payments and purchase payment credits
        minus adjusted partial withdrawals:
           Total purchase payments and purchase payment credits:                  $20,000.00
           minus the death benefit adjusted partial withdrawals, calculated as:
           $1,500 x $20,000
           ---------------- =                                                      -1,363.64
               $22,000                                                            ----------
           for a death benefit of:                                                $18,636.36
                                                                                  ==========
        The MAV immediately preceding the date of death:
           Greatest of your contract anniversary contract values:                 $24,000.00
           plus purchase payments and purchase payment credits made since
           the prior anniversary:                                                      +0.00
           minus the death benefit adjusted partial withdrawals, calculated as:
           $1,500 x $24,000
           ---------------- =                                                      -1,636.36
               $22,000                                                            ----------
        for a death benefit of:                                                   $22,363.64
                                                                                  ==========
     The MAV death benefit, calculated as the greatest of these three values:     $22,363.64


ENHANCED DEATH BENEFIT

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. This is an optional benefit that you may select for an additional charge (see "Charges"). The EDB rider does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited at age 81. Benefit Protector and Benefit Protector Plus are not available with the EDB. Be sure to discuss with your sales representative whether or not the EDB is appropriate for your situation.

If the EDB is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time of purchase. If you choose to add a GMIB to your contract, you must select either the MAV death benefit or the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of these four values:

1.   contract value;

2. total purchase payments plus purchase payment credits minus adjusted partial withdrawals;

3. the maximum anniversary value immediately preceding the date of death plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary; or

4.   the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

-    the amounts allocated to the subaccounts at issue increased by 5%,

-    plus any subsequent amounts allocated to the subaccounts,

-    minus adjusted transfers and partial withdrawals from the subaccounts.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

     5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS  =  PWT X VAF
                                                                   ---------
                                                                      SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge and MVA) from the subaccounts.


     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.

EXAMPLE

- You purchase the contract with a payment of $25,000 on Jan. 1, 2004 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.


- On Jan. 1, 2005 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200.


- On March 1, 2005, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.

     The death benefit on March 1, 2005 is calculated as follows:


        Contract value at death:                                                  $22,800.00
                                                                                  ==========
        Purchase payments and purchase payment credits
        minus adjusted partial withdrawals:
           Total purchase payments and purchase payment credits:                  $25,000.00
           minus adjusted partial withdrawals, calculated as:
           $1,500 x $25,000
           ----------------  =                                                     -1,543.21
               $24,300                                                            ----------
           for a return of purchase payment death benefit of:                     $23,456.79
                                                                                  ==========
The MAV on the anniversary immediately preceding the date of death:
           The MAV on the immediately preceding anniversary:                      $25,000.00
           plus purchase payments and purchase payment credits
           made since that anniversary:                                                +0.00
           minus adjusted partial withdrawals made since that
           anniversary, calculated as:
           $1,500 x $25,000
           ----------------  =                                                     -1,543.21
               $24,300                                                            ----------
           for a MAV death benefit of:                                            $23,456.79
                                                                                  ==========
        The 5% rising floor:
           The variable account floor on Jan. 1, 2005,
           calculated as: 1.05 x $20,000 =                                        $21,000.00
           plus amounts allocated to the subaccounts since that anniversary:           +0.00
           minus the 5% rising floor adjusted partial withdrawal
           from the subaccounts, calculated as:
           $1,500 x $21,000
           ----------------  =                                                    -$1,657.89
               $19,000                                                            ----------
           variable account floor benefit:                                        $19,342.11
           plus the one-year fixed account value:                                  +5,300.00
           5% rising floor (value of the GPAs, one-year fixed account
           and the variable account floor):                                       $24,642.11
                                                                                  ==========
        EDB, calculated as the greatest of these three values:                    $24,642.11


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


     Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:


     - the beneficiary asks us in writing within 60 days after we receive proof of death; and

     -    payouts begin no later than one year following the year of your death;
          and

     - the payout period does not extend beyond the beneficiary's life or life expectancy.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to the beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

There are two GMIB rider options available under your contract. Both GMIB riders are intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If you select either GMIB rider option:

-    you must hold the GMIB for 7 years,

- the GMIB rider terminates* on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary, and

-    there are additional costs associated with the rider.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.


If either GMIB rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit at the time you purchase your contract for an additional charge. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a GMIB rider is appropriate for your situation. Be sure to discuss with your sales representative whether either GMIB rider option is appropriate for your situation.

The amount of the fee is determined by the GMIB rider option you select (see "Charges -- GMIB Rider Fee"). If you select a GMIB rider, you must also elect the MAV death benefit or the EDB at the time you purchase your contract. The PCR rider is not available with either GMIB rider. The effective date of the GMIB rider will be the contract issue date.

In some instances, we may allow you to add a GMIB rider to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB rider to the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, purchase payment credits, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION: Under either GMIB rider, you may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the amount you allocate to subaccounts investing in AXP(R) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB rider if you have not satisfied the limitation after 60 days.

YOU MAY SELECT ONE OF THE FOLLOWING GMIB RIDER OPTIONS:

-    GMIB - Maximum Anniversary Value (MAV); or

-    GMIB - 6% Rising Floor.

GMIB - MAV

GMIB BENEFIT BASE:

If the GMIB - MAV is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the Maximum Anniversary Value (MAV) at the last contract anniversary plus any payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary.

MAV is a value we calculate on the first contract anniversary as the highest of:
(a) your current contract value, or (b) total purchase payments and purchase payment credits minus adjusted partial withdrawals. There is no MAV prior to the first contact anniversary. Every contract anniversary after that through age 80, we compare the previous anniversary's MAV (plus any purchase payments and purchase payment credits since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the highest value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and purchase payment credits and subtract adjusted partial withdrawals from the MAV.

Keep in mind, the MAV is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payment and purchase payment credits made in the five years before you exercise the GMIB
- MAV. We would do so only if such payments and credit total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we subtract each payment and purchase payment credit adjusted for market value from the contract value and the MAV.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value and the MAV as:

     PMT X CVG
     ---------
       ECV

       PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB - MAV.
       CVG = current contract value at the time you exercise the GMIB - MAV. ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

EXERCISING THE GMIB - MAV:

- you may only exercise the GMIB - MAV within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

     --   Plan A - Life Annuity - no refund

     --   Plan B - Life Annuity with ten years certain

     --   Plan D - Joint and last survivor life annuity - no refund

-    You may change the annuitant for the payouts.

When you exercise your GMIB-MAV, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

     P SUB(t-1) (1 + i)
    --------------------  =  P SUB(t)
           1.05

           P SUB(t-1)  = prior annuity payout

           P SUB(t)    = current annuity payout

           i           = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - MAV benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the MAV, purchase payments and purchase payment credits minus adjusted partial withdrawals or the contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the GMIB - MAV annuity purchase described above. If the GMIB benefit base is greater than the contract value, the GMIB - MAV may provide a higher annuity payout level than is otherwise available. However, the GMIB - MAV uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - MAV may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - MAV, you will receive the higher standard payout. The GMIB - MAV does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - MAV:

- You may terminate the GMIB - MAV within 30 days after the first rider anniversary.

- You may terminate the GMIB - MAV any time after the seventh rider anniversary.

-    The GMIB - MAV will terminate on the date:

     --   you make a full withdrawal from the contract;

     --   a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - MAV will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to your contract. You allocate all your purchase payments and purchase payment credits to the subaccounts.

-    There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                 GMIB
ANNIVERSARY                                       CONTRACT VALUE    PURCHASE PAYMENTS      MAV        BENEFIT BASE
  1                                                 $107,000             $101,000        $107,000
  2                                                  125,000              101,000         125,000
  3                                                  132,000              101,000         132,000
  4                                                  150,000              101,000         150,000
  5                                                   85,000              101,000         150,000
  6                                                  120,000              101,000         150,000
  7                                                  138,000              101,000         150,000      $150,000
  8                                                  152,000              101,000         152,000       152,000
  9                                                  139,000              101,000         152,000       152,000
 10                                                  126,000              101,000         152,000       152,000
 11                                                  138,000              101,000         152,000       152,000
 12                                                  147,000              101,000         152,000       152,000
 13                                                  163,000              101,000         163,000       163,000
 14                                                  159,000              101,000         163,000       163,000
 15                                                  215,000              101,000         215,000       215,000

NOTE: The MAV value is limited at age 81, but, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                               MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                     PLAN A -          PLAN B -         PLAN D - JOINT AND
ANNIVERSARY                                          GMIB                 LIFE ANNUITY --  LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE                                      BENEFIT BASE                NO REFUND     TEN YEARS CERTAIN   ANNUITY -- NO REFUND
10                                       $152,000 (MAV)                      $  784.32          $  763.04              $627.76
15                                        215,000 (Contract Value = MAV)      1,268.50           1,210.45               982.55

The payouts above are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 3%. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                  PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                                           LIFE ANNUITY --     LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                                       CONTRACT VALUE         NO REFUND        TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10                                                  $126,000             $  650.16            $  632.52             $520.38
15                                                   215,000              1,268.50             1,210.45              982.55

In the above example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - MAV payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

GMIB - 6% RISING FLOOR

GMIB BENEFIT BASE:

If the GMIB - 6% Rising Floor is elected at contract issue, the GMIB benefit base is the greatest of these three values:

1.   contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or


3.   the 6% rising floor.


6% RISING FLOOR: This is the sum of the value of the GPAs, one-year fixed account and the variable account floor. We calculate the variable account floor on each contract anniversary through age 80. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we set the variable account floor equal to:


- the initial purchase payments and purchase payment credits allocated to the subaccounts increased by 6%,


-    plus any subsequent amounts allocated to the subaccounts, and

-    minus adjusted transfers or partial withdrawals from the subaccounts.

Every contract anniversary after that, through age 80, we reset the variable account floor by accumulating the prior anniversary's variable account floor at 6% then adding any subsequent amounts allocated to the subaccounts and subtracting any adjusted transfers or partial withdrawals from the subaccounts. We stop resetting the variable account floor after you or the annuitant reach age 81. However, we continue to add subsequent amounts you allocate to the subaccounts and subtract adjusted transfers or partial withdrawals from the subaccounts. We calculate adjusted transfers or partial withdrawals for the 6% rising floor using the same formula as adjusted transfers or partial withdrawals for the 5% rising floor.

Keep in mind that the 6% rising floor is limited at age 81.

We reserve the right to exclude from the GMIB benefit base any purchase payments and purchase payment credits you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments and credits. If we exercise this right, we:

-    subtract each payment adjusted for market value from the contract value.

- subtract each payment from the 6% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 6% for the number of full contract years they have been in the contract before we subtract them from the 6% rising floor.

For each payment and purchase payment credit, we calculate the market value adjustment to the contract value, the GPAs and the one-year fixed account value of the 6% rising floor as:

     PMT X CVG
     ---------
       ECV

      PMT = each purchase payment and purchase payment credit made in the five years before you exercise the GMIB.
      CVG = current contract value at the time you exercise the GMIB.
      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments, purchase payment credits and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 6% increase of payments allocated to the subaccounts as:

     PMT X (1.06)(TO THE POWER OF CY)

       CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB - 6% RISING FLOOR:

- you may only exercise the GMIB - 6% Rising Floor within 30 days after any contract anniversary following the expiration of a seven-year waiting period from the rider effective date.

- the annuitant must be between 50 and 86 years old on the date the rider is exercised.

- you can only take an annuity payout under one of the following annuity payout plans:

     --   Plan A - Life Annuity - no refund

     --   Plan B - Life Annuity with ten years certain

     --   Plan D - Joint and last survivor life annuity - no refund

-    You may change the annuitant for the payouts.

When you exercise your GMIB - 6% Rising Floor, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and an interest rate of 2.5%. Your annuity payouts remain fixed for the lifetime of the annuity payout period.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts are calculated using the following formula:

     P SUB(t-1) (1 + i)
     ------------------ =  P SUB(t)
           1.05

          P SUB(t-1)   =   prior annuity payout

          P SUB(t)     =   current annuity payout

          i            =   annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

The GMIB - 6% Rising Floor benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value of the 6% rising floor, ROP or contract value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates we use in the 2.5% Table to calculate the minimum annuity payouts you will receive if you exercise the GMIB - 6% Rising Floor. If the GMIB benefit base is greater than the contract value, the GMIB - 6% Rising Floor may provide a higher annuity payout level than is otherwise available. However, the GMIB - 6% Rising Floor uses annuity purchase rates that may be more conservative than the annuity purchase rates than we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB - 6% Rising Floor may be less than the income the contract otherwise provided. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB - 6% Rising Floor, you will receive the higher standard payout. The GMIB - 6% Rising Floor does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB - 6% RISING FLOOR:

- You may terminate the GMIB - 6% Rising Floor within 30 days after the first rider anniversary.

- You may terminate the GMIB - 6% Rising Floor any time after the seventh rider anniversary.

-    The GMIB - 6% Rising Floor will terminate on the date:

     --   you make a full withdrawal from the contract;

     --   a death benefit is payable; or

     -- you choose to begin taking annuity payouts under the regular contract provisions.

- The GMIB - 6% Rising Floor will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you allocate all of your purchase payment to the subaccounts.

-    There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                            GMIB
ANNIVERSARY                                       CONTRACT VALUE      PURCHASE PAYMENTS    6% RISING FLOOR      BENEFIT BASE
  1                                                 $107,000             $100,000             $106,000
  2                                                  125,000              100,000              112,360
  3                                                  132,000              100,000              119,102
  4                                                  150,000              100,000              126,248
  5                                                   85,000              100,000              133,823
  6                                                  120,000              100,000              141,852
  7                                                  138,000              100,000              150,363           $150,363
  8                                                  152,000              100,000              159,388            159,388
  9                                                  139,000              100,000              168,948            168,948
 10                                                  126,000              100,000              179,085            179,085
 11                                                  138,000              100,000              189,830            189,830
 12                                                  147,000              100,000              201,220            201,220
 13                                                  215,000              100,000              213,293            215,000
 14                                                  234,000              100,000              226,090            234,000
 15                                                  240,000              100,000              239,655            240,000

NOTE: The 6% Rising Floor value is limited at age 81, but the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB - 6% Rising Floor.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity options) would be:

                                                                                              MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                                  PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                            GMIB            LIFE ANNUITY --    LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                                        BENEFIT BASE           NO REFUND       TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10                                          $179,085 (6% Rising Floor)    $  872.14            $  850.65          $  691.27
15                                           240,000 (Contract Value)      1,346.40             1,286.40           1,034.40

The payouts above are shown at guaranteed annuity rates we use in the 2.5% Table. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                                  PLAN A -            PLAN B -        PLAN D - JOINT AND
ANNIVERSARY                                          CONTRACT          LIFE ANNUITY --    LIFE ANNUITY WITH   LAST SURVIVOR LIFE
AT EXERCISE                                            VALUE              NO REFUND       TEN YEARS CERTAIN  ANNUITY -- NO REFUND
10                                                   $126,000            $   650.16           $   632.52        $  520.38
15                                                    240,000              1,416.00             1,351.20         1,096.80

In this example, at the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB - 6% Rising Floor payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PERFORMANCE CREDIT RIDER (PCR)

The PCR is intended to provide you with an additional benefit if your earnings are less than the target value on the tenth rider anniversary (see below). This is an optional benefit you may select for an additional charge (see "Charges"). The PCR does not provide any additional benefit before the tenth rider anniversary and it may not be appropriate for issue ages 75 or older due to this required holding period. Be sure to discuss with your sales representative whether or not the PCR is appropriate for your situation.

If the PCR is available in your state, you may choose to add this benefit to your contract at issue. You cannot add the PCR if you select either GMIB rider option.

In some instances we may allow you to add the PCR to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the PCR at the next contract anniversary and this would become the rider effective date. For purposes of calculating the target value under these circumstances, we consider the contract value on the rider effective date to be the first contract year's purchase payments and purchase payment credits.

INVESTMENT SELECTION UNDER THE PCR: You may allocate your purchase payments and purchase payment credits or transfers to any of the subaccounts, the GPAs or the one-year fixed account. However, we reserve the right to limit the aggregate amount in the GPAs and the one-year fixed account and amounts you allocate to subaccounts investing in the AXP(R) Variable Portfolio - Cash Management Fund to 10% of your total contract value. If we are required to activate this restriction, and you have more than 10% of your contract value in these accounts, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the PCR if you have not satisfied the limitation after 60 days.

TARGET VALUE: We calculate the target value on each rider anniversary. There is no target value prior to the first rider anniversary. On the first rider anniversary we set the target value equal to your first year's purchase payments and purchase payment credits minus the target value adjusted partial withdrawals accumulated at an annual effective rate of 7.2%. Every rider anniversary after that, we recalculate the target value by accumulating the prior anniversary's target value and any additional purchase payments and purchase payment credits minus the target value adjusted partial withdrawals at an annual effective rate of 7.2%.

     TARGET VALUE ADJUSTED PARTIAL WITHDRAWALS  =  PW X TV
                                                   --------
                                                      CV

       PW  = the partial withdrawal including any applicable withdrawal charge or MVA.
       TV  = the target value on the date of (but prior to) the partial withdrawal.
       CV = contract value on the date of (but prior to) the partial withdrawal.

EXERCISING THE PCR: We will inform you if your contract value did not meet or exceed the target value after your tenth rider anniversary. If your contract value is less than the target value on the tenth rider anniversary you can choose either of the following benefits:

OPTION A) You may choose to accept a PCR credit to your contract equal to:

     5% X (PP - PCRPW - PP5)

           PP = total purchase payments and purchase payment credits.
        PCRPW = PCR adjusted partial withdrawals. The PCR adjusted partial withdrawal amount is an adjustment we make to determine the proportionate amount of any partial withdrawal attributable to purchase payments received five or more years before the target value is calculated (on the tenth year rider anniversary). For a more detailed description of the PCR adjusted partial withdrawal please see Appendix.
          PP5 = purchase payments and purchase payment credits made in the prior five years.

                We apply the PCR credit to your contract on the tenth rider anniversary and allocate it among the GPAs, the one-year fixed account and subaccounts according to your current asset allocation.

OPTION B) You may choose to begin receiving annuity payouts (only with lifetime income plans; you may not choose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% PCR credit (for a total PCR credit of 10%) as calculated in (a).

We will assume that you elected PCR Option A unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

If you select PCR Option A, we will restart the ten-year calculation period for the PCR on the tenth rider anniversary and every ten years after that while you own the contract. We use the contract value (including any credits) on that anniversary as your first contract year's payments for calculating the target value and any applicable PCR credit. We may then apply additional PCR credits to your contract at the end of each ten-year period as described above.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

PCR RESET: You can elect to lock in your contract growth by restarting the ten-year PCR calculation period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the first year's payments and credits for the calculating the target value and any applicable PCR credit. If you select PCR Option A, the next ten-year calculation period for the PCR will restart at the end of this new ten-year period. We must receive your request to restart the PCR calculation period within 30 days after a contract anniversary.

TERMINATING THE PCR

- You may terminate the PCR within 30 days following the first rider anniversary.

- You may terminate the PCR within 30 days following the later of the tenth rider anniversary or the last rider reset date.

-    The PCR will terminate on the date:

     --   you make a full withdrawal from the contract,

     --   that a death benefit is payable, or

     --   you choose to begin taking annuity payouts.

EXAMPLE

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and we add a $1,000 purchase payment credit to the contract

-    There are no additional purchase payments and no partial withdrawals

-    On Jan. 1, 2014, the contract value is $200,000

- We determine the target value on Jan. 1, 2014 as our purchase payments and credits accumulated at an annual effective rate of 7.2% = $101,000 x (1.072)(TO THE POWER OF 10) = $101,000 x 2.00423 = $202,427.

     Your contract value ($200,000) is less than the target value ($202,427). Assuming you select PCR Option A, we add a PCR credit to your contract calculated as follows:

     5% x (PP - TVPW - PP5) = 1.05 x ($101,000 - 0 - 0) = $5,050.

     After application of the PCR credit, your total contract value on Jan. 1, 2014 would be $205,050.

- On Feb. 1, 2014, the contract value grows to $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would now add another PCR credit to your contract. Because you have not made any additional purchase payments or partial withdrawals the amount of this new credit is the same as the PCR credit we added to your contract on Jan. 1, 2014 ($5,050). After adding this new PCR credit to your contract, your total contract value would be $215,050 and we would use this amount to your monthly annuity payout amount.

- If on Feb. 1, 2014, you had elected not to receive annuity payouts, the PCR ten-year calculation period would restart on Jan. 1, 2014 with the target values first year's payments equal to $205,050. We would make the next PCR credit determination on Jan. 1, 2024.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Benefit Protector is not available with EDB.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector is appropriate for your situation.


The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS
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

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR

- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit under the MAV death benefit on July 1, 2004 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

- On Jan. 1, 2005 the contract value grows to $110,000. The death benefit on Jan. 1, 2005 equals:

     MAV death benefit (contract value):                                           $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not
        previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                               +4,000
                                                                                   --------
     Total death benefit of:                                                       $114,000

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit (MAV):                                                      $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($110,000 - $100,000) =                                               +4,000
                                                                                   --------
     Total death benefit of:                                                       $114,000

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

     MAV death benefit (MAV adjusted for partial withdrawals):                      $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
        0.40 x ($57,619 - $55,000) =                                                 +1,048
                                                                                    -------
     Total death benefit of:                                                        $58,667

- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit on Feb. 1, 2006. The reduction in contract value has no effect.

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2013 equals:

     MAV death benefit (contract value):                                           $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                        +55,000
                                                                                   --------
     Total death benefit of:                                                       $255,000




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit on July 1, 2013 equals:

     MAV death benefit (contract value less any purchase payment credits
     added in the last 12 months):                                                 $249,500
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)                        +55,000
                                                                                   --------
     Total death benefit of:                                                       $304,500

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit on July 1, 2014 equals:

     MAV death benefit (contract value):                                           $250,000
     plus the Benefit Protector benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
        previously withdrawn that are one or more years old)
        0.40 x ($250,000 - $105,000) =                                              +58,000
                                                                                   --------
     Total death benefit of:                                                       $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date they elect to continue the contract.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Benefit Protector Plus is not available with EDB.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your sales representative and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

-    the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                              PERCENTAGE IF YOU AND THE ANNUITANT ARE           PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR                 UNDER AGE 70 ON THE RIDER EFFECTIVE DATE          70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                   0%                                                   0%

Three and Four                               10%                                                3.75%

Five or more                                 20%                                                 7.5%




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

-    the applicable death benefit (see "Benefits in Case of Death"), plus:

                 IF YOU AND THE ANNUITANT ARE UNDER                             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...                     OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One              Zero                                                           Zero

Two              40% x earnings at death (see above)                            15% x earnings at death

Three and Four   40% x (earnings at death + 25% of initial purchase payment*)   15% x (earnings at death + 25% of initial purchase
                                                                                payment*)
Five or more     40% x (earnings at death + 50% of initial purchase payment*)   15% x (earnings at death + 50% of initial purchase
                                                                                payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

-    You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 on Jan. 1, 2004 and you and the annuitant are under age 70. We add a $1,000 purchase payment credit to your contract. You select the MAV death benefit.

- On July 1, 2004 the contract value grows to $105,000. The death benefit on July 1, 2004 equals MAV death benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.


- On Jan. 1, 2005 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit beyond what is provided by the Benefit Protector at this time. The death benefit on Jan. 1, 2005 equals:

        MAV death benefit (contract value):                                           $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):
        0.40 x ($110,000 - $100,000) =                                                  +4,000
                                                                                      --------
     Total death benefit of:                                                          $114,000

- On Jan. 1, 2006 the contract value falls to $105,000. The death benefit on Jan. 1, 2006 equals:

        MAV death benefit (MAV):                                                      $110,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($110,000 - $100,000) =                                                  +4,000
        plus 10% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.10 x $100,000 =                                +10,000
                                                                                      --------
     Total death benefit of:                                                          $124,000

- On Feb. 1, 2006 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2006 equals:

        MAV death benefit (MAV adjusted for partial withdrawals):                     $57,619
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
        0.40 x ($57,619 - $55,000) =                                                   +1,048
        plus 10% of purchase payments made within 60 days of contract
        issue and not previously withdrawn: 0.10 x $55,000 =                           +5,500
                                                                                      -------
     Total death benefit of:                                                          $64,167


- On Jan. 1, 2007 the contract value falls to $40,000. The death benefit on Jan. 1, 2007 equals the death benefit paid on Feb. 1, 2006. The reduction in contract value has no effect.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

- On Jan. 1, 2013 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2013 equals:

        MAV death benefit (contract value):                                           $200,000
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of 100%
        of purchase payments not previously withdrawn
        that are one or more years old                                                 +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                                      --------
     Total death benefit of:                                                          $266,000

- On July 1, 2013 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit on July 1, 2013 equals:

        MAV death benefit (contract value less any purchase payment credits
        added in the last 12 months):                                                 $249,500
        plus the Benefit Protector Plus benefit which equals
        40% of earnings at death, up to a maximum of
        100% of purchase payments not previously withdrawn
        that are one or more years old                                                 +55,000
        plus 20% of purchase payments made within 60 days of
        contract issue and not previously withdrawn: 0.20 x $55,000 =                  +11,000
                                                                                      --------
     Total death benefit of:                                                          $315,500

- On July 1, 2014 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2014 equals:

        MAV death benefit (contract value):                                           $250,000
        plus the Benefit Protector Plus benefit which equals 40% of earnings at death
        (MAV rider minus payments not previously withdrawn):
        0.40 x ($250,000 - $105,000) =                                                 +58,000
        plus 20% of purchase payments made within 60 days of contract issue
        and not previously withdrawn: 0.20 x $55,000 =                                 +11,000
                                                                                      --------
     Total death benefit of:                                                          $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

-    the annuity payout plan you select;

-    the annuitant's age and, in most cases, sex;

-    the annuity table in the contract; and

-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 4.86% and 6.91% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, your withdrawal will be taxed to the extent that withdrawal value immediately before the withdrawal exceeds your investment.

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 5912 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.


Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding.

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DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your death or in the event of non-natural ownership, the death of the annuitant;


-    because you become disabled (as defined in the Code);


- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

-    if it is allocable to an investment before Aug. 14, 1982; or

-    if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty. You may not collaterally assign or pledge your qualified contracts.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


WITHDRAWALS FROM ROTH IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and met the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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WITHHOLDING: If you receive directly all or part of the contract value from a
TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

- instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

-    the payout is a minimum distribution required under the Code;

-    the payout is made on account of an eligible hardship; or

-    the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

-    Because of your death,

-    Because you become disabled (as defined in the Code);

- If the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- If the distribution is made following severance from employment after you attain age 55 (TSAs only); or

-    To pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you make non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS AND PCR CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT EITHER THE MAV DEATH BENEFIT, EDB, GMIB, PCR, BENEFIT PROTECTOR(SM) OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS:
As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.




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

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

-    the reserve held in each subaccount for your contract; divided by

-    the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change;

-    the existing funds become unavailable; or

-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

-    add new subaccounts;

-    combine any two or more subaccounts;


-    transfer assets to and from the subaccounts or the variable account; and


-    eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.




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

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

AEFA distributes the contract through unaffiliated broker-dealers ("selling firms") and their registered representatives. The selling firms have entered into distribution agreements with us and AEFA for the offer and sale of the contracts.

We pay time-of-sale commissions through AEFA to the selling firms or their affiliated insurance agencies. Some selling firms may elect to receive a lower commission when a purchase payment is made along with a quarterly payment based on contract value for so long as the contract remains in effect. Selling firms may be required to return compensation under certain circumstances. AEFA and other unaffiliated broker dealers may receive commissions or overrides for wholesaling services including sales support provided to selling firms and their registered representatives. Commissions paid to selling firms as a percentage of purchase payments could exceed 9% of total purchase payments depending on various factors which may include how long your contract remains in effect. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations we may also pay or provide selling firms with various cash and non-cash promotional incentives including bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

We intend to recoup a portion of the commissions and other distribution expenses we pay through certain fees and charges described in this prospectus including for example the mortality and expense risk charges and withdrawal charges. We or an affiliate may also receive all or part of the 12b-1 fees (see "Expense Summary -- Annual Operating Expenses of the Funds") that certain funds charge to help us pay commissions and other costs of distributing the contracts.

ISSUER

We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.




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LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE


SELECTED FINANCIAL DATA(1)

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.



YEARS ENDED DEC. 31, (THOUSANDS)                                  2004        2003(1)     2002(1)      2001(1)      2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                          $  376,487   $  372,194  $  292,067   $  271,718   $  299,759
Net gain (loss) on investments                                      5,193       25,105           3      (89,920)         469
Other                                                              36,012       21,277      18,957       14,806        7,553
TOTAL REVENUES                                                 $  417,692   $  418,576  $  311,027   $  196,604   $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 $   43,200   $   56,704  $  (52,177)  $  (63,936)  $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE    $   25,192   $   37,629  $  (33,690)  $  (41,728)  $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT     $   (3,562)  $       --  $       --   $       --   $       --
NET INCOME (LOSS)                                              $   21,630   $   37,629  $  (33,690)  $  (41,728)  $   24,365
TOTAL ASSETS                                                   $9,149,189   $8,735,643  $8,026,730   $5,275,681   $4,652,221



(1) Certain prior year amounts have been reclassified to conform to the current year's presentation


MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATIONS


American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.


REVENUES


Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.


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Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.


BENEFITS AND EXPENSES


Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.


REVENUES


Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.


BENEFITS AND EXPENSES


Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.


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DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.


INVESTMENT SECURITIES VALUATION


Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.


DEFERRED POLICY ACQUISITION COSTS


Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.


LIABILITIES FOR FUTURE POLICY BENEFITS


FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.


LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY


The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.


FUNDING STRATEGY


American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.



                                                                                PAYMENTS DUE BY YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(MILLIONS)                                                 TOTAL            2005      2006-2007      2008-2009   AND THEREAFTER
-------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
Total                                                      $8,017           $730        $1,655         $1,618        $4,014



(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.


RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES


During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.


CONTINGENT LIQUIDITY PLANNING


AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.


RISK MANAGEMENT


American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.


INTEREST RATE RISK


At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.


EQUITY MARKET RISK


American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Evergreen New Solutions Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

APPENDIX: PERFORMANCE CREDIT RIDER ADJUSTED PARTIAL WITHDRAWAL


STEP ONE:

For EACH withdrawal made within the current calculation period we calculate the remaining purchase payment amount (RPA):

RPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question minus the RPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the RPA will simply be the total purchase payments and purchase payment credits as there are no previous withdrawals to subtract.

                                          PW X RP
     RPA ADJUSTED PARTIAL WITHDRAWALS  =  -------
                                             CV

         PW = the partial withdrawal including any applicable withdrawal charge or MVA.

         CV = the contract value on the date of (but prior to) the partial withdrawal.

        RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP TWO:

For EACH withdrawal made within the current calculation period we calculate the eligible purchase payment amount (EPA):

EPA = Total purchase payments and purchase payment credits made prior to the partial withdrawal in question AND prior to the five year exclusion period minus EPA adjusted partial withdrawals for all previous partial withdrawals.

NOTE: In our calculations for the first partial withdrawal, the EPA will simply be the total purchase payments and purchase payment credits made before the five year exclusion period as there are no previous withdrawals to subtract. Also note that EPA/RPA will always be less than or equal to one.

                                          PW X EPA     EPA
     EPA ADJUSTED PARTIAL WITHDRAWALS  =  --------  X
                                             CV        RPA

         PW = the partial withdrawal including any applicable withdrawal charge or MVA.

         CV = the contract value on the date of (but prior to) the partial withdrawal.

        EPA = the eligible premium amount on the date of (but prior to) the partial withdrawal.

        RPA = the remaining premium amount on the date of (but prior to) the partial withdrawal.

STEP THREE:

The total PCRPW (Performance Credit Rider adjusted partial withdrawal) amount is the SUM OF EACH EPA ADJUSTED PARTIAL WITHDRAWAL.

EXAMPLE: Calculation at the end of the ten-year period assuming the contract is eligible for the PCR credit (i.e., your contract value is less than target value). This example does not include purchase payment credits.

- On Jan. 1, 2004 you purchase the contract with a purchase payment of $100,000.

- On Jan. 1, 2010 you make an additional purchase payment in the amount of $100,000.

-    Contract values before any partial withdrawals are shown below.

-    On Jan. 1, 2007 you make a partial withdrawal in the amount of $10,000.

- On Jan. 1, 2012 you make another partial withdrawal in the amount of $10,000.

NOTE: The shaded portion of the table indicates the five year exclusion period.

DATE                  TOTAL PURCHASE PAYMENTS          CONTRACT VALUE
---------------------------------------------------------------------------
Jan. 1, 2004                $100,000                     $100,000

Jan. 1, 2005                 100,000                      110,000

Jan. 1, 2006                 100,000                      115,000

Jan. 1, 2007                 100,000                      120,000

Jan. 1, 2008                 100,000                      115,000

Jan. 1, 2009                 100,000                      120,000

Jan. 1, 2010                 200,000                      225,000

Jan. 1, 2011                 200,000                      230,000

Jan. 1, 2012                 200,000                      235,000

Jan. 1, 2013                 200,000                      230,000

Jan. 1, 2014                 200,000                      235,000

             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

STEP ONE: For each withdrawal made within the current calculation period we calculate the RPA:

For the first partial withdrawal on Jan. 1, 2007:

     RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $100,000
     minus the RPA adjusted partial withdrawals for all previous       ------------------  =  $8,333
     partial withdrawals = $100,000 - 0 = $100,000                          $120,000

For the second partial withdrawal on Jan. 1, 2012:

     RPA before the partial withdrawal =                               RPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $191,667
     minus the RPA adjusted partial withdrawals for all previous       ------------------  =  $8,156
     partial withdrawals = $200,000 - $8,333 = $191,667                      $235,000


STEP TWO: For each withdrawal made within the current calculation period, we calculate the EPA:

For the first partial withdrawal on Jan. 1, 2007:

     EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $100,000     $100,000
     AND the five-year exclusion period minus the EPA adjusted         ------------------  x  --------  =  $8,156
     partial withdrawals for all previous partial                            $120,000         $100,000
     withdrawals = $100,000 - 0 = $100,000

For the second partial withdrawal on Jan. 1, 2012:

     EPA before the partial withdrawal =                               EPA adjusted partial withdrawal =
     total purchase payments made prior to the partial withdrawal      $10,000 X $91,844      $91,844
     AND the five-year exclusion period minus the EPA                  ------------------  x  --------    =  $1,873
     adjusted partial withdrawals for all previous partial                   $235,000         $191,667
     withdrawals = $100,000 - $8,156 = $91,844

STEP THREE: The total PCRPW amount is the sum of each EPA adjusted partial withdrawal.

     PCRPW amount = $8,156 + $1,873 = $10,029




             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


     Calculating Annuity Payouts                           p. 3
     Rating Agencies                                       p. 4
     Principal Underwriter                                 p. 4
     Independent Registered Public Accounting Firm         p. 4
     Condensed Financial Information (Unaudited)           p. 5
     Financial Statements


             EVERGREEN NEW SOLUTIONS VARIABLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS(R) LOGO]


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 333-3437


OSCAR #564632
--------------
45272 H (4/05)

Prospectus


April 29, 2005


EVERGREEN

NEW SOLUTIONS SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY


ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437

           (Administrative Office)

           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II Shares
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class Shares
Evergreen Variable Annuity Trust
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2 Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service
Putnam Variable Trust - Class IB Shares
The Universal Institutional Funds, Inc., Class II
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust


Please read the prospectuses carefully and keep them for future reference.

Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
1   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS..................................................................3

THE CONTRACT IN BRIEF......................................................5

EXPENSE SUMMARY............................................................7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)...............................13


FINANCIAL STATEMENTS......................................................20

THE VARIABLE ACCOUNT AND THE FUNDS........................................20

GUARANTEE PERIOD ACCOUNTS (GPAS)..........................................28

THE ONE-YEAR FIXED ACCOUNT................................................29

BUYING YOUR CONTRACT......................................................30

CHARGES...................................................................32

VALUING YOUR INVESTMENT...................................................37

MAKING THE MOST OF YOUR CONTRACT..........................................38

WITHDRAWALS...............................................................43

TSA -- SPECIAL WITHDRAWAL PROVISIONS......................................44

CHANGING OWNERSHIP........................................................44

BENEFITS IN CASE OF DEATH.................................................45

OPTIONAL BENEFITS ........................................................47

THE ANNUITY PAYOUT PERIOD.................................................60

TAXES.....................................................................62

VOTING RIGHTS.............................................................65

SUBSTITUTION OF INVESTMENTS...............................................65

ABOUT THE SERVICE PROVIDERS...............................................66

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE.....................68

ADDITIONAL INFORMATION....................................................75

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................75

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION..........76

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)......................97

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE...............99

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES................................100

APPENDIX D: EXAMPLE -- DEATH BENEFITS....................................103

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER..........106

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER............108

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS.................110

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER.........115

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER....117

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.............119

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


--------------------------------------------------------------------------------
2   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

--------------------------------------------------------------------------------
3   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
4   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 20)

o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 28)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 29)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 30)


--------------------------------------------------------------------------------
5   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for Systematic Investment Plans (SIPs)

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.

For contracts issued in Alabama and Oregon, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.

For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 42)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 43)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 44)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 45)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 47)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 60)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 62)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


--------------------------------------------------------------------------------
6   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                         SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                           1                                   8%
                 2                            8                            2                                   7
                 3                            7                            3                                   6
                 4                            7                            4                                   4
                 5                            6                            5                                   2
                 6                            5                            Thereafter                          0
                 7                            3
                 Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                          AND YOUR AIR IS 3.5%, THEN         AND YOUR AIR IS 5.0%, THEN
                                                            YOUR DISCOUNT RATE PERCENT (%) IS: YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                                      6.00%                                7.50%
Five-year withdrawal charge schedule                                       6.15%                                7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                                      6.20%                                6.35%
Five-year withdrawal charge schedule                                       7.70%                                7.85%

--------------------------------------------------------------------------------
7   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)


YOU MUST CHOOSE A DEATH BENEFIT GUARANTEE, A QUALIFIED OR NONQUALIFIED CONTRACT AND THE LENGTH OF YOUR CONTRACT'S WITHDRAWAL CHARGE SCHEDULE. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.


                                                           MORTALITY AND           VARIABLE ACCOUNT            TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                    EXPENSE RISK FEE        ADMINISTRATIVE CHARGE         ACCOUNT EXPENSE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.00%                     0.15%                      1.15%
MAV Death Benefit                                              1.20                      0.15                       1.35
5% Accumulation Death Benefit                                  1.35                      0.15                       1.50
Enhanced Death Benefit                                         1.40                      0.15                       1.55

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.15                      0.15                       1.30
MAV Death Benefit                                              1.35                      0.15                       1.50
5% Accumulation Death Benefit                                  1.50                      0.15                       1.65
Enhanced Death Benefit                                         1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.20%                     0.15%                      1.35%
MAV Death Benefit                                              1.40                      0.15                       1.55
5% Accumulation Death Benefit                                  1.55                      0.15                       1.70
Enhanced Death Benefit                                         1.60                      0.15                       1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.35                      0.15                       1.50
MAV Death Benefit                                              1.55                      0.15                       1.70
5% Accumulation Death Benefit                                  1.70                      0.15                       1.85
Enhanced Death Benefit                                         1.75                      0.15                       1.90


--------------------------------------------------------------------------------
8   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                              $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                                                                        0.25%

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                                                                   0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)


OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                               MAXIMUM: 1.75%     CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                                 MAXIMUM: 1.50%     CURRENT: 0.55%

(As a percentage of contract value charged annually on the contract anniversary.)

INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                                 MAXIMUM: 1.50%     CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                        MAXIMUM: 1.75%     CURRENT: 0.60%(1)

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE      MAXIMUM: 2.00%     CURRENT: 0.65%(1)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                                       MINIMUM                       MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                          .57%                        2.85%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                GROSS TOTAL
                                                                             MANAGEMENT   12B-1      OTHER         ANNUAL
                                                                                FEES       FEES     EXPENSES      EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                                 .51%      .13%       .05%          .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                                .60       .13        .08           .81(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                       .64       .13        .09           .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                                   .57       .13        .15           .85(1)
AXP(R) Variable Portfolio - Growth Fund                                          .55       .13        .17           .85(1)
AXP(R) Variable Portfolio - Income Opportunities Fund                            .64       .13        .78          1.55(2)
AXP(R) Variable Portfolio - Large Cap Equity Fund                                .65       .13        .07           .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Large Cap Value Fund                                 .63       .13       2.09          2.85(2)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                               .53       .13        .06           .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                           .81       .13       1.03          1.97(2)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                        .94       .13        .20          1.27(1)


--------------------------------------------------------------------------------
9   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                                    GROSS TOTAL
                                                                             MANAGEMENT     12B-1        OTHER         ANNUAL
                                                                                FEES        FEES       EXPENSES       EXPENSES
AXP(R) Variable Portfolio - S&P 500 Index Fund                                  .29%          .13%       .15%           .57%(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund                 .61           .13        .08            .82(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund                 1.11           .13        .43           1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AIM V.I. Capital Development Fund, Series II Shares                             .75           .25        .35           1.35(3)
AllianceBernstein VP Growth and Income Portfolio (Class B)                      .55           .25        .05            .85(4)
AllianceBernstein VP International Value Portfolio (Class B)                    .75           .25        .20           1.20(4)
American Century(R) VP Inflation Protection, Class II                           .49           .25         --            .74(5)
American Century(R) VP Ultra, Class II                                          .90           .25         --           1.15(5)
American Century(R) VP Value, Class II                                          .83           .25         --           1.08(5)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class  .75           .25        .10           1.10(6)
Dreyfus Variable Investment Fund International Value Portfolio, Service        1.00           .25        .24           1.49(6),(7)
Share Class
Evergreen VA Core Bond Fund - Class 2                                           .32           .25        .24            .81(8)
Evergreen VA Fundamental Large Cap Fund - Class 2                               .56           .25        .16            .97(8),(9)
(previously Evergreen VA Growth and Income Fund - Class 2)
Evergreen VA Growth Fund - Class 2                                              .70           .25        .26           1.21(8)
Evergreen VA High Income Fund - Class 2                                         .50           .25        .31           1.06(8),(9)
Evergreen VA International Equity Fund - Class 2                                .42           .25        .30            .97(8),(9)
Evergreen VA Omega Fund - Class 2                                               .52           .25        .16            .93(8)
Evergreen VA Special Values Fund - Class 2                                      .79           .25        .18           1.22(8),(9)
Evergreen VA Strategic Income Fund - Class 2                                    .43           .25        .24            .92(8),(9)
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                         .57           .25        .11            .93(10)
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2                 .43           .25        .13            .81(10)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                               .57           .25        .14            .96(10)
Fidelity(R) VIP Overseas Portfolio Service Class 2                              .72           .25        .19           1.16(10)
FTVIPT Franklin Income Securities Fund - Class 2                                .47           .25        .02            .74(11),(12)
FTVIPT Templeton Global Income Securities Fund - Class 2                        .62           .25        .16           1.03(11)
Goldman Sachs VIT Mid Cap Value Fund                                            .80            --        .08            .88(13)
Oppenheimer Capital Appreciation Fund/VA, Service Shares                        .64           .25        .02            .91(6)
Oppenheimer Global Securities Fund/VA, Service Shares                           .63           .25        .03            .91(6)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                       .75           .25        .06           1.06(6)
Putnam VT Health Sciences Fund - Class IB Shares                                .70           .25        .15           1.10(6)
Putnam VT Small Cap Value Fund - Class IB Shares                                .77           .25        .10           1.12(6)
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares             .57           .25        .04            .86(6)
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares                       .76           .35        .26           1.37(14)
Wanger U.S. Smaller Companies                                                   .92            --        .08           1.00(15)



--------------------------------------------------------------------------------
10   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

  (1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

  (2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 0.99% for AXP(R) Variable Portfolio - Income Opportunities Fund, 1.05% for AXP(R) Variable Portfolio - Large Cap Value Fund, 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

  (3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

  (4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2004.

  (5) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

  (6) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

  (7) The Dreyfus Corporation has undertaken, until Dec. 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.40% for Dreyfus VIF International Value, Service Share Class.

  (8) The total ratio of expenses to average net assets excludes expense reductions and fee waivers.

  (9)  These fees have been restated to reflect current fees.

 (10) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

 (11) The Fund administration fee is paid indirectly through the management fee.

 (12) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

 (13) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the Fund's average daily net assets. The Investment Adviser may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

 (14) The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expense such as foreign country tax expense and interest expense on borrowing, do not exceed 1.35%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, the distributor has also agreed to waive a portion of the 12b-1 fee for Class II shares. The distributor may terminate this voluntary waiver at any time at its sole discretion. After such reductions, "Management fees," "12b-1 fees," "Other expenses" and "Gross total annual expenses" for U.S. Real Estate Portfolio Class II were 0.76%, 0.25%, 0.26% and 1.27%. Expense information has been restated to reflect current fees in effect as of Nov. 1, 2004.

 (15) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

   o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

   o  assets of the fund's adviser, subadviser or an affiliate of either;

   o  assets of the fund's distributor or an affiliate.


--------------------------------------------------------------------------------
11   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

   o compensating, training and educating registered representatives who sell the contracts;

   o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

   o  advertising,   printing  and  mailing  sales   literature,   printing  and
      distributing prospectuses and reports;

   o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

   o subaccounting, transaction processing, recordkeeping and administrative services.


EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                             IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                       AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR   3 YEARS 5 YEARS 10 YEARS           1 YEAR   3 YEARS    5 YEARS  10 YEARS
Seven-year withdrawal charge schedule   $1,498.31 $2,797.38 $4,099.72 $7,019.95      $698.31  $2,097.38  $3,499.72 $7,019.95
Five-year withdrawal charge schedule     1,518.81  2,754.53  3,787.72  7,159.67       718.81   2,154.53   3,587.72  7,159.67

QUALIFIED ANNUITY                         1 YEAR   3 YEARS 5 YEARS 10 YEARS           1 YEAR   3 YEARS    5 YEARS  10 YEARS
Seven-year withdrawal charge schedule   $1,482.94 $2,754.36 $4,033.21 $6,913.13      $682.94  $2,054.36  $3,433.21 $6,913.13
Five-year withdrawal charge schedule     1,503.44  2,711.69  3,721.80  7,055.17       703.44   2,111.69   3,521.80  7,055.17

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                       IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                             IF YOU WITHDRAW YOUR CONTRACT            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                       AT THE END OF THE APPLICABLE TIME PERIOD:     AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY                      1 YEAR   3 YEARS 5 YEARS 10 YEARS           1 YEAR   3 YEARS    5 YEARS  10 YEARS
Seven-year withdrawal charge schedule   $  993.11 $1,297.29 $1,626.66 $2,220.83      $193.11    $597.29  $1,026.66 $2,220.83
Five-year withdrawal charge schedule     1,013.61  1,259.36  1,331.00  2,433.51       213.61     659.36   1,131.00  2,433.51

QUALIFIED ANNUITY                         1 YEAR   3 YEARS 5 YEARS 10 YEARS           1 YEAR   3 YEARS    5 YEARS  10 YEARS
Seven-year withdrawal charge schedule     $977.74 $1,250.57 $1,547.83 $2,058.55      $177.74    $550.57  $  947.83 $2,058.55
Five-year withdrawal charge schedule       998.24  1,212.83  1,252.83  2,274.39       198.24     612.83   1,052.83  2,274.39

(1) In these examples, the $40 contract administrative charge is estimated as a .014% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


--------------------------------------------------------------------------------
12   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (11/11/1999)
Accumulation unit value at beginning of period                          $1.07    $1.08    $1.08    $1.05   $1.01    $1.00
Accumulation unit value at end of period                                $1.07    $1.07    $1.08    $1.08   $1.05    $1.01
Number of accumulation units outstanding at end of period (000 omitted)    64       72      161      284      --       --

*  THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
   CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.48% AND 0.48%,
   RESPECTIVELY.
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.20    $1.17    $1.12    $1.05   $1.01    $1.00
Accumulation unit value at end of period                                $1.24    $1.20    $1.17    $1.12   $1.05    $1.01
Number of accumulation units outstanding at end of period (000 omitted)   127       31       32       24      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.13    $0.81    $1.01    $1.00   $1.02    $1.00
Accumulation unit value at end of period                                $1.32    $1.13    $0.81    $1.01   $1.00    $1.02
Number of accumulation units outstanding at end of period (000 omitted)    25       25       25       26      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   145       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)15,000       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,827       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R) (11/11/1999)
Accumulation unit value at beginning of period                          $0.81    $0.66    $0.85    $1.04   $1.15    $1.00
Accumulation unit value at end of period                                $0.83    $0.81    $0.66    $0.85   $1.04    $1.15
Number of accumulation units outstanding at end of period (000 omitted)   268      294      339       58       9       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.15       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   610       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (10/23/2000)
Accumulation unit value at beginning of period                          $0.79    $0.63    $0.82    $0.94   $1.00       --
Accumulation unit value at end of period                                $0.86    $0.79    $0.63    $0.82   $0.94       --
Number of accumulation units outstanding at end of period (000 omitted)   355      418      377      162      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.00       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    24       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund
(10/23/2000)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                          $1.17    $0.84    $0.90    $0.92   $1.00       --
Accumulation unit value at end of period                                $1.43    $1.17    $0.84    $0.90   $0.92       --
Number of accumulation units outstanding at end of period (000 omitted)   363       18       27       11      --       --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     4       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   620       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,416       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   450       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     2       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service
Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   204       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio, Service
Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.14       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   488       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --

*  EVERGREEN VA FUND - CLASS 2 MERGED INTO
   EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Fundamental Large Cap Fund - Class 2* (4/30/2004)
(previously Evergreen VA Growth and Income Fund - Class 2)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --

*  EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL
   LARGE CAP FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.12       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    10       --       --       --      --       --

*  EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO
   EVERGREEN VA GROWTH FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA High Income Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   315       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.15       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     5       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.05       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   279       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   142       --       --       --      --       --

*  EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO
   EVERGREEN VA GROWTH FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Values Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.15       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    18       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic Income Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   508       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,194       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.04       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   560       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.22       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     1       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   628       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   300       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
15   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   575       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   505       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   561       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    19       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.17       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    16       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.19       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,714       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.38       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    69       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   363       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

Year ended Dec. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund* (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                               136

*  THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND AT DEC. 31, 2004
   WERE (0.39%) AND (0.39%), RESPECTIVELY.
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                               220
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                34
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               697
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Income Opportunities Fund (6/1/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                 8
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             9,019
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             4,456
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                48
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                               218
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
17   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

Year ended Dec. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                             2,159
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                12
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                90
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             3,162
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             7,249
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Ultra, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                             2,495
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                26
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                             1,117
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund International Value Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                 7
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Core Bond Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                             1,507
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                --

* EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Fundamental Large Cap Fund - Class 2* (4/30/2004)
(previously Evergreen VA Growth and Income Fund - Class 2)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                57

* EVERGREEN VA FUND - CLASS 2 MERGED INTO EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                                27

* EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

Year ended Dec. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA High Income Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                               885
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA International Equity Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                                79
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.04
Number of accumulation units outstanding at end of period (000 omitted)                                             1,048
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund - Class 2* (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                               507

* EVERGREEN VA SPECIAL EQUITY FUND - CLASS 2 MERGED INTO EVERGREEN VA GROWTH FUND - CLASS 2 ON APRIL 15, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Values Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.14
Number of accumulation units outstanding at end of period (000 omitted)                                               173
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Strategic Income Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                             1,507
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                             6,485
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                             3,024
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                               194
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                             3,210
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                               516
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                             2,656
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             2,746
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                             3,218
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
19   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

Year ended Dec. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                72
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                31
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                57
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                17
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                             8,260
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.37
Number of accumulation units outstanding at end of period (000 omitted)                                               292
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             2,030
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

--------------------------------------------------------------------------------
20   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

   O INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

   O FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

   O FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us, our affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

   O PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. These relationships may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

   O ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


--------------------------------------------------------------------------------
21   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------- -------------------------------------------------------------- ------------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Maximum current income consistent with liquidity and           American Express Financial
Cash Management Fund            stability of principal. Invests primarily in money market      Corporation (AEFC)
                                instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank
                                certificates of deposit, bankers' acceptances, letters of
                                credit, and commercial paper, including asset-backed
                                commercial paper.
------------------------------- -------------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     High level of current income while attempting to conserve      AEFC
Diversified Bond Fund           the value of the investment and continuing a high level of income for the longest period of time. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and other debt securities. At least 50% of the
                                Fund's net assets will be invested in securities like those included in the Lehman Brothers Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. The
                                Index includes securities issued by the U.S. government,
                                corporate bonds, and mortgage- and asset-backed securities.
                                Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk to achieve
                                higher yield and/or capital appreciation by buying
                                lower-quality bonds.
------------------------------- -------------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     High level of current income and, as a secondary goal,         AEFC
Diversified Equity  Income      steady growth of capital. Under normal market conditions,
Fund                            the Fund invests at least 80% of its net assets in
                                dividend-paying common and preferred stocks.
------------------------------- -------------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Growth of capital. Under normal market conditions, the Fund    AEFC
Equity Select Fund              invests at least 80% of its net assets in equity securities of medium-sized companies.
------------------------------- -------------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Long-term capital growth. Invests primarily in common stocks   AEFC
Growth Fund                     that appear to offer growth opportunities.
------------------------------- -------------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     High total return through current income and capital           AEFC
Income Opportunities Fund       appreciation. Under normal market conditions, invests
                                primarily in income-producing debt securities with an
                                emphasis on the higher rated segment of the high-yield (junk bond) market.
------------------------------- -------------------------------------------------------------- ------------------------------
AXP(R) Variable Portfolio -     Capital appreciation. Under normal market conditions,  the     AEFC
Large Cap Equity Fund           Fund invests at least 80% of its net assets in equity
                                securities of companies with market capitalization greater
(previously AXP(R) Variable     than $5 billion at the time of purchase.
Portfolio - Capital Resource
Fund)
------------------------------- -------------------------------------------------------------- ------------------------------


--------------------------------------------------------------------------------
22   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -----------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Under normal market conditions,   AEFC
Large Cap Value Fund            the fund invests at least 80% of its net assets in equity
                                securities of companies with a market capitalization greater than $5 billion at the time of purchase.
------------------------------- -------------------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common       AEFC
NEW DIMENSIONS FUND(R)          stocks showing potential for significant growth.
------------------------------- -------------------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common       AEFC, adviser;  GAMCO
Partners Select Value Fund      stocks, preferred stocks and securities convertible into       Investors, Inc., subadvisor.
                                common stocks that are listed on a nationally recognized
                                securities exchange or traded on the NASDAQ National Market
                                System of the National Association of Securities Dealers.
                                The Fund invests in mid-cap companies as well as companies with larger and smaller market capitalizations.
------------------------------- -------------------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in equity    AEFC, adviser; Goldman
Partners Small Cap  Value Fund  securities. Under normal market conditions, at least 80% of    Sachs Asset Management,
                                the Fund's net assets will be invested in companies with       L.P., Royce & Associates,
                                market capitalization of less than $2 billion or that fall     LLC, Donald Smith & Co.,
                                within the range of the Russell 2000(R) Value Index.           Inc., Franklin Portfolio
                                                                                               Associates LLC and Barrow,
                                                                                               Hanley, Mewhinney &
                                                                                               Strauss, Inc., subadvisers.
------------------------------- -------------------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in           AEFC
S&P 500 Index Fund              securities of large-capitalization stocks of U.S. companies that are expected to provide investment results that
                                correspond to the performance of the S&P 500(R) Index.
------------------------------- -------------------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -     A high level of current income and safety of principal         AEFC
Short Duration  U.S.            consistent with an investment in U.S. government and
Government Fund                 government agency securities. Under normal market
                                conditions, at least 80% of the Fund's net assets are
                                invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or
                                instrumentalities.
------------------------------- -------------------------------------------------------------- -----------------------------
AXP(R) Variable Portfolio -     Long-term capital growth. Under normal market conditions,      AEFC, adviser; Threadneedle
Threadneedle Emerging Markets   the Fund invests at least 80% of its net assets in equity      International Limited, an
Fund                            securities of emerging market companies.                       indirect wholly-owned
                                                                                               subsidiary of AEFC,
(previously AXP(R) Variable                                                                    subadviser.
Portfolio - Emerging Markets
Fund)
------------------------------- -------------------------------------------------------------- -----------------------------
AIM V.I. Capital Development    Long-term growth of capital. Invests primarily in securities   A I M Advisors, Inc.
Fund,  Series II Shares         (including common stocks, convertible securities and bonds)
                                of small- and medium-sized companies. The fund may invest up to 25% of its total assets in foreign securities.
------------------------------- -------------------------------------------------------------- -----------------------------
AllianceBernstein VP Growth     Reasonable current income and reasonable appreciation.         Alliance Capital Management
and Income Portfolio (Class B)  Invests primarily in dividend-paying common stocks of good     L.P.
                                quality.
------------------------------- -------------------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
23   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -----------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -----------------------------
AllianceBernstein VP            Long-term growth of capital. Invests primarily in a            Alliance Capital Management
International Value Portfolio   diversified portfolio of foreign equity securities.            L.P.
(Class B)
------------------------------- -------------------------------------------------------------- -----------------------------
American Century(R) VP          Capital growth with income as a secondary objective to         American Century Investment
Inflation Protection,  Class    protect against U.S. inflation.                                Management, Inc.
II
------------------------------- -------------------------------------------------------------- -----------------------------
American Century(R) VP Ultra,   Capital growth, with income as a secondary objective.          American Century Investment
Class II                        Invests primarily in U.S. companies, but there is no limit     Management, Inc.
                                on the amount of assets the Fund can invest in foreign
                                companies.
------------------------------- -------------------------------------------------------------- -----------------------------
American Century(R) VP Value,   Long-term capital growth, with income as a secondary           American Century Investment
Class II                        objective. Invests primarily in stocks of companies that       Management, Inc.
                                management believes to be undervalued at the time of
                                purchase.
------------------------------- -------------------------------------------------------------- -----------------------------
Dreyfus Investment Portfolios   Capital appreciation. The Fund invests, under normal           The Dreyfus Corporation
Technology Growth Portfolio,    circumstances, at least 80% of its assets in the stocks of
Service Share Class             growth companies of any size that Dreyfus believes to be
                                leading producers or beneficiaries of technological
                                innovation. Up to 25% of the portfolio's assets may be
                                invested in foreign securities. The portfolio's stock
                                investments may include common stocks, preferred stocks and convertible securities.
------------------------------- -------------------------------------------------------------- -----------------------------
Dreyfus Variable Investment     The portfolio seeks long-term capital growth. To pursue this   The Dreyfus Corporation
Fund International Value        goal, the portfolio normally invests at least 80% of its
Portfolio, Service  Share       assets in stocks. The portfolio ordinarily invests most of
Class                           its assets in securities of foreign companies which Dreyfus considers to be value companies. The portfolio's stock
                                investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter. The portfolio may
                                invest in companies of any size. The portfolio may also
                                invest in companies located in emerging markets.
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA Core Bond Fund -   The Fund seeks to maximize total return through a              Evergreen Investment
Class 2                         combination of current income and capital growth. The Fund     Management Company, LLC
                                invests primarily in U.S. dollar denominated investment
                                grade debt securities issued or guaranteed by the U.S.
                                Treasury or by an agency or instrumentality of the U.S.
                                Government, corporate bonds, mortgage-backed securities,
                                asset-backed securities, and other income producing
                                securities.
------------------------------- -------------------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
24   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -----------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA Fundamental        Capital growth with the potential for current income.          Evergreen Investment
Large Cap Fund - Class 2        Invests primarily in common stocks of medium- and              Management Company, LLC
                                large-sized U.S. companies whose market capitalizations  at
(previously Evergreen  VA       time of purchase fall within the range tracked by the
Growth and Income Fund -        Russell 1000(R) Index.
Class 2. Evergreen VA Fund -
Class 2 merged into Evergreen
VA Growth and Income Fund -
Class 2 as of 4/15/05.)
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA Growth Fund -      Long-term capital growth. The Fund seeks to achieve its goal   Evergreen Investment
Class 2                         by investing at least 75% of its assets in common stocks of    Management Company, LLC
                                small- and medium-sized companies whose market
(Evergreen VA Special Equity    capitalizations at time of purchase falls within the range
- Class 2 merged into           of those tracked by the Russell 2000(R) Growth Index.
Evergreen VA Growth Fund -
Class 2 as of 4/15/05.)
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA High Income Fund   High level of current income, with capital growth as           Evergreen Investment
- Class 2                       secondary objective. The Fund seeks to achieve its goal by     Management Company, LLC
                                investing primarily in both low-rated and high-rated
                                fixed-income securities, including debt securities,
                                convertible securities, and preferred stocks that are
                                consistent with its primary investment objective of high
                                current income.
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA International      Long-term capital growth, with modest income as a secondary    Evergreen Investment
Equity Fund - Class 2           objective. The Fund seeks to achieve its goal by investing     Management Company, LLC
                                primarily in equity securities issued by established,
                                quality non-U.S. companies located in countries with
                                developed markets and may purchase securities across all
                                market capitalizations. The Fund may also invest in emerging markets.
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA Omega Fund -       Long-term capital growth. Invests primarily in common stocks   Evergreen Investment
Class 2                         and securities convertible into common stocks of U.S.          Management Company, LLC
                                companies across all market capitalizations.
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA Special Values     Capital growth in the value of its shares. The Fund seeks to   Evergreen Investment
Fund - Class 2                  achieve its goal by investing at least 80% of its assets in    Management Company, LLC
                                common stocks of small U.S. companies whose market
                                capitalizations at the time of purchase fall within the
                                range tracked by the Russell 2000(R) Index.
------------------------------- -------------------------------------------------------------- -----------------------------
Evergreen VA Strategic Income   High current income from interest on debt securities with a    Evergreen Investment
Fund - Class 2                  secondary objective of potential for growth of capital in      Management Company, LLC
                                selecting securities. The Fund seeks to achieve its goal by investing primarily in domestic high-yield, high-risk "junk"
                                bonds and other debt securities (which may be denominated in
                                U.S. dollars or in non-U.S. currencies) of foreign
                                governments and foreign corporations.
------------------------------- -------------------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
25   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -----------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -----------------------------
Fidelity(R) VIP Contrafund(R)   Long-term capital appreciation. Normally invests primarily     Fidelity Management &
Portfolio Service Class 2       in common stocks. Invests in securities of companies whose     Research Company (FMR),
                                value it believes is not fully recognized by the public.       investment manager; FMR
                                Invests in either "growth" stocks or "value" stocks or both.   U.K. and  FMR Far East,
                                The fund invests in domestic and foreign issuers.              sub-investment advisers.
------------------------------- -------------------------------------------------------------- -----------------------------
Fidelity(R) VIP Investment      Seeks as high of a level of current income as is consistent    FMR, investment manager;
Grade Bond Portfolio Service    with the preservation of capital. Normally invests at least    FMR U.K., FMR Far East,
Class 2                         80% of assets in investment-grade debt securities (those of    sub-investment advisers.
                                medium and high quality) of all types and repurchase
                                agreements for those securities.
------------------------------- -------------------------------------------------------------- -----------------------------
Fidelity(R) VIP Mid Cap         Seeks long-term growth of capital. Normally invests            FMR, investment manager;
Portfolio Service Class 2       primarily in common stocks. Normally invests at least  80%     FMR U.K., FMR Far East,
                                of assets in securities of companies with medium market        sub-investment advisers.
                                capitalizations. May invest in companies with smaller or
                                larger market capitalizations. Invests in domestic and
                                foreign issuers. The Fund invests in either "growth" or
                                "value" common stocks or both.
------------------------------- -------------------------------------------------------------- -----------------------------
Fidelity(R) VIP Overseas        Seeks long-term growth of capital. Normally invests            FMR, investment manager;
Portfolio Service Class 2       primarily in common stocks of foreign securities. Normally     FMR U.K., FMR Far East,
                                invests at least 80% of assets in non-U.S. securities.         Fidelity International
                                                                                               Investment Advisors (FIIA)
                                                                                               and FIIA U.K.,
                                                                                               sub-investment advisers.
------------------------------- -------------------------------------------------------------- -----------------------------
FTVIPT Franklin Income          Maximize income while maintaining prospects for capital        Franklin Advisers, Inc.
Securities Fund - Class 2       appreciation. The Fund normally may invest in both debt and equity securities, including corporate, foreign and  U.S.
                                Treasury bonds and stocks.
------------------------------- -------------------------------------------------------------- -----------------------------
FTVIPT Templeton Global         High current income, consistent with preservation of           Franklin Advisers, Inc.
Income Securities Fund -        capital, with capital appreciation as a secondary
Class 2                         consideration. The Fund normally invests mainly in debt
                                securities of governments and their political subdivisions and agencies, supranational organizations and companies
                                located anywhere in the world, including emerging markets.
------------------------------- -------------------------------------------------------------- -----------------------------
Goldman Sachs VIT  Mid Cap      The Goldman Sachs VIT Mid Cap Value Fund seeks long-term       Goldman Sachs Asset
Value Fund                      capital appreciation. The Fund invests, under normal           Management, L.P.
                                circumstances, at least 80% of its net assets plus any
                                borrowing for investment purposes (measured at time of
                                purchase) in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Midcap
                                Value Index at the time of investments. If the market
                                capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to sell the
                                securities. The capitalization range of the Russell Midcap
                                Value Index is currently between $276 million and  $14.9
                                billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities of issuers in emerging
                                countries, and securities quoted in foreign currencies.
------------------------------- -------------------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
26   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- -------------------------------------------------------------- -----------------------------
FUND                            INVESTMENT OBJECTIVE AND POLICIES                              INVESTMENT ADVISER
------------------------------- -------------------------------------------------------------- -----------------------------
Oppenheimer Capital             Capital appreciation. Invests in securities of well-known,     OppenheimerFunds, Inc.
Appreciation Fund/VA, Service   established companies.
Shares
------------------------------- -------------------------------------------------------------- -----------------------------
Oppenheimer Global Securities   Long-term capital appreciation. Invests mainly in common       OppenheimerFunds, Inc.
Fund/VA, Service Shares         stocks of U.S. and foreign issuers that are "growth-type"
                                companies, cyclical industries and special situations that are considered to have appreciation possibilities.
------------------------------- -------------------------------------------------------------- -----------------------------
Oppenheimer Main Street Small   Seeks capital appreciation. Invests mainly in common stocks    OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares     of small-capitalization U.S. companies that the fund's
                                investment manager believes have favorable business trends or prospects.
------------------------------- -------------------------------------------------------------- -----------------------------
Putnam VT Health Sciences       Capital appreciation. The fund pursues its goal by investing   Putnam Investment
Fund -  Class IB Shares         mainly in common stocks of companies in the health sciences    Management, LLC
                                industries, with a focus on growth stocks. Under normal
                                circumstances, the fund invests at least 80% of its net
                                assets in securities of (a) companies that derive at least
                                50% of their assets, revenues or profits from the
                                pharmaceutical, health care services, applied research and development and medical equipment and supplies industries, or (b) companies Putnam Management thinks have the potential for growth as a result of their particular products,
                                technology, patents or other market advantages in the health sciences industries.
------------------------------- -------------------------------------------------------------- -----------------------------
Putnam VT Small Cap Value       Capital appreciation. The fund pursues its goal by investing   Putnam Investment
Fund -  Class IB Shares         mainly in common stocks of U.S. companies, with a focus on     Management, LLC
                                value stocks. Under normal circumstances, the fund invests at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.
------------------------------- -------------------------------------------------------------- -----------------------------
Van Kampen Life Investment      Seeks capital growth and income through investments in         Van Kampen Asset Management
Trust Comstock Portfolio        equity securities, including common stocks, preferred stocks
Class II Shares                 and securities convertible into common and  preferred stocks.
------------------------------- -------------------------------------------------------------- -----------------------------
Van Kampen UIF U.S. Real        Above average current income and long-term capital             Morgan Stanley Investment
Estate Portfolio  Class II      appreciation. Invests primarily in equity securities of        Management Inc., doing
Shares                          companies in the U.S. real estate industry, including  real    business as Van Kampen.
                                estate investment trusts.
------------------------------- -------------------------------------------------------------- -----------------------------
Wanger U.S. Smaller Companies   Long-term growth of capital. Invests primarily in stocks of    Columbia Wanger Asset
                                small- and medium-size U.S. companies with market              Management, L.P.
                                capitalizations of less than $5 billion at time of initial purchase.
------------------------------- -------------------------------------------------------------- -----------------------------


--------------------------------------------------------------------------------
27   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o  Securities   issued   by   the   U.S.   government   or   its   agencies   or
   instrumentalities, which issues may or may not be guaranteed by the U.S. government;


o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;


o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


--------------------------------------------------------------------------------
28   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;


o automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator asset allocation model;


o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

o  amounts withdrawn for fees and charges; and

o  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

                  IF YOUR GPA RATE IS:                          THE MVA IS:
             Less than the new GPA rate + 0.10%                    Negative
             Equal to the new GPA rate + 0.10%                     Zero
             Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program is in effect, you may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


--------------------------------------------------------------------------------
29   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest;


o  how you want to make purchase payments;


o  the length of the withdrawal charge schedule (5 or 7 years);

o  a beneficiary;

o  the optional Portfolio Navigator asset allocation program(1); and

o  one of the following Death Benefits:

   -  ROP Death Benefit;

   -  MAV Death Benefit(2);

   -  5% Accumulation Death Benefit(2); or

   -  Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o  Accumulation Protector Benefit(SM) rider

o  Guarantor(SM) Withdrawal Benefit rider(3)

o  Income Assurer Benefit(SM) - MAV rider(4)

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(4)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o  Benefit Protector(SM) Death Benefit rider(5)

o  Benefit Protector(SM) Plus Death Benefit rider(5)

(1)  There is no additional charge for this feature.

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3)  Available if you and the annuitant are age 79 or younger at contract issue.

(4)  Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


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30   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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You may make monthly payments to your contract under a Systematic Investment
Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o  no earlier than the 30th day after the contract's effective date; and

o  no  later  than  the   annuitant's   85th  birthday  or  the  tenth  contract
   anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS


For contracts issued in Alabama and Oregon, purchase payments are limited and may not be made after the first contract anniversary.

For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.


MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for SIPs

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


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31   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your registered representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

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32   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                               QUALIFIED ANNUITIES        NONQUALIFIED ANNUITIES
ROP Death Benefit                                                          1.00%                        1.15%
MAV Death Benefit                                                          1.20                         1.35
5% Accumulation Death Benefit                                              1.35                         1.50
Enhanced Death Benefit                                                     1.40                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                          1.20%                        1.35%
MAV Death Benefit                                                          1.40                         1.55
5% Accumulation Death Benefit                                              1.55                         1.70
Enhanced Death Benefit                                                     1.60                         1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.


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33   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the Elective Step Up.

The fee does not apply after annuity payouts begin.

INCOME ASSURER BENEFIT(SM) RIDER FEE

We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                             MAXIMUM                   CURRENT
Income Assurer Benefit(SM) - MAV                                               1.50%                    0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                      1.75                     0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base    2.00                     0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


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34   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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Currently the Income Assurer Benefit(SM) charge does not vary with the Portfolio
Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o  10% of the contract value on the prior contract anniversary*; and

o  current contract earnings.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o  10% of the contract value on the prior contract anniversary*;

o  current contract earnings; and

o  the Remaining Benefit Payment.

* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.


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35   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.


WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;


o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and


o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period;* and

o  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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36   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o  plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


o  minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  any purchase payment credits allocated to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges;

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37   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:

o  the contract administrative charge; and

o  the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


Accumulation unit values will fluctuate due to:


o  changes in fund net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and


o mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS
                                                                                                         NUMBER
                                                             AMOUNT          ACCUMULATION               OF UNITS
                                            MONTH           INVESTED          UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month ...                    Jan              $ 100              $ 20                    5.00

                                             Feb                100                18                    5.56

you automatically buy more                   Mar                100                17                    5.88
units when the per unit market
price is low ...                   ---->     Apr                100                15                    6.67

                                             May                100                16                    6.25

                                             Jun                100                18                    5.56

                                             Jul                100                17                    5.88

                                             Aug                100                19                    5.26
and fewer units when the per
unit market price is high.         ---->     Sept               100                21                    4.76

                                             Oct                100                20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).

--------------------------------------------------------------------------------
38   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


We currently offer an asset allocation program called Portfolio Navigator. You may elect to participate in the asset allocation program, and there is no additional charge. If you purchase an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include, if available, certain GPAs and/or the one-year fixed account that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.


Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.


Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly beginning 3 months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.


Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:


o no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a new asset allocation model portfolio); and

o no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").


If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.



We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

o automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

o reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


--------------------------------------------------------------------------------
39   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH CERTAIN OPTIONAL BENEFITS

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. The rider automatically ends at the end of the waiting period. You may discontinue the use of an asset allocation program at that time. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IS IN EFFECT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.


TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


--------------------------------------------------------------------------------
40   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.


--------------------------------------------------------------------------------
41   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").


o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:             $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:             Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


--------------------------------------------------------------------------------
42   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o  You  may  not  make  additional   purchase   payments  if  automated  partial
   withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


--------------------------------------------------------------------------------
43   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
44   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o  ROP Death Benefit;

o  MAV Death Benefit;

o  5% Accumulation Death Benefit; or

o  Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

   ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =                PW X DB
                                                                                        -------------------
                                                                                                CV

      PW = the partial withdrawal including any applicable withdrawal charge or MVA.

      DB = the death benefit on the date of (but prior to) the partial withdrawal.

      CV = contract value on the date of (but prior to) the partial withdrawal.

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o  the amounts allocated to the subaccounts at issue increased by 5%;

o  plus any subsequent amounts allocated to the subaccounts;

o  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

      5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OF PARTIAL WITHDRAWALS  =            PWT X VAF
                                                                                 -----------------------
                                                                                           SV


      PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.


      VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

--------------------------------------------------------------------------------
45   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:


1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.


ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.


For an example of how each death benefit is calculated, see Appendix D.


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
46   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) rider and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional.
   (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death; and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.


o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------ --------------------------------------------------------------
ON THE BENEFIT DATE, IF:                                     THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
------------------------------------------------------------ --------------------------------------------------------------
The Minimum Contract Accumulation Value (defined below) as   The contract value is increased on the benefit date to
determined under the Accumulation Protector Benefit(SM)      equal the Minimum Contract Accumulation Value as
rider is greater than your contract value,                   determined under the Accumulation Protector Benefit(SM)
                                                             rider on the benefit date.
------------------------------------------------------------ --------------------------------------------------------------
The contract value is equal to or greater than the           Zero; in this case, the Accumulation Protector Benefit(SM)
Minimum Contract Accumulation Value as determined  under     rider  ends without value and no benefit is payable.
the Accumulation Protector Benefit(SM) rider,
------------------------------------------------------------ --------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


--------------------------------------------------------------------------------
47   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. This feature of the Accumulation Protector Benefit(SM) may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your registered representative whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


--------------------------------------------------------------------------------
48   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

   The rider will terminate before the benefit date without paying a benefit on the date:

   o  you take a full withdrawal; or

   o  annuitization begins; or

   o  the contract terminates as a result of the death benefit being paid.

   The rider will terminate on the benefit date.

For an example, see Appendix E.

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year). As long as your withdrawals in each contract year do not exceed the GBP, you will not be assessed a withdrawal charge.


--------------------------------------------------------------------------------
49   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

If you withdraw an amount greater than the GBP in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the GBP and,


o  the Guaranteed Benefit Amount will be adjusted as described below; and

o  the Remaining Benefit Amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Withdrawal Charges"). Market value adjustments, if applicable, will also be made (see "Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

An annual Elective Step Up option is available for 30 days after the contract anniversary. This option allows you to step up the Remaining Benefit Amount and Guaranteed Benefit Amount to:

o the contract value on the valuation date we receive your written request to step up (Rider A)(1); or

o  the contract value on the contract anniversary date (Rider B)(1).

The annual Elective Step Up is subject to the following rules:


o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election, the special spousal continuation step up election (described below) or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").

If you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit rider to your contract. This benefit may not be available in your state. You must elect the Guarantor(SM) Withdrawal Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take a minimum distribution that is greater than your GBP in any contract year. If you withdraw more than the GBP in any contract year to satisfy an RMD, this will constitute an excess withdrawal, as defined above, and the excess withdrawal procedures described below will apply to the Guaranteed Benefit Amount and the Remaining Benefit Amount. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o  we reserve the right to limit the cumulative amount of purchase payments.

(1) We currently offer two versions of this benefit, Rider A and Rider B. Before April 29, 2005 we only offered Rider B. We began offering Rider A, in states where it is approved, and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005, the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchase a contract on or after April 29, 2005 with this benefit, the version we offer you depends on which state you live in. Ask your registered representative which version of the rider, if any, is available in your state. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.


--------------------------------------------------------------------------------
50   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o at contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   GBA EXCESS WITHDRAWAL PROCEDURE

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be reset in the following manner:

   1. If the contract value before the excess withdrawal is less than or equal to the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset equal to that payment's Remaining Benefit Amount after the withdrawal.

   2. If the contract value before the excess withdrawal is greater than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset to that payment's Remaining Benefit Amount after the withdrawal plus (a) times (b) divided by (c), where:

      (a) is the total GBA after the withdrawal less the total Remaining Benefit Amount after the withdrawal;

      (b) is the ratio of that payment's GBA before the withdrawal to that payment's Remaining Benefit Amount before the withdrawal minus one, and

      (c) is the sum of the values as determined in (b) for each individual payment before the withdrawal.

o  at step up -- (see "Elective Step Up" below).


REMAINING BENEFIT AMOUNT


The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o at contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


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51   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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o  when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   RBA EXCESS WITHDRAWAL PROCEDURE


   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


   The withdrawal amount up to the Remaining Benefit Payment (defined below) is taken out of each RBA bucket in proportion to its Remaining Benefit Payment at the time of the withdrawal; and the withdrawal amount above the Remaining Benefit Payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

o  at step up -- (see "Elective Step Up" below).


GUARANTEED BENEFIT PAYMENT


The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

The Total Free Amount (TFA) you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Withdrawal Charge") may be greater than the GBP. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP available for you to withdraw under the terms of the rider is subject to the GBA and RBA excess withdrawal procedures described above.

REMAINING BENEFIT PAYMENT

At the beginning of each contract year, the Remaining Benefit Payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA. Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


ELECTIVE STEP UP


You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. NOTE THAT SPECIAL RULES, DESCRIBED ABOVE, MAY LIMIT ELECTIVE STEP UPS IN THE FIRST 3 CONTRACT YEARS.

Depending on whether you have Rider A or Rider B, the elective step up will be determined as follows:

RIDER A

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA.

The effective date of the step up is the valuation date we receive your written request to step up.

The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

The GBA will be increased to an amount equal to the greater of the GBA immediately prior to the step up or the contract value on the valuation date we receive your written request to step up.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up less any withdrawals made during that contract year.

RIDER B

You may only step up if your contract anniversary value is greater than the RBA.

The effective date of the step up is the contract anniversary.

The RBA will be increased to an amount equal to the contract anniversary value.

The GBA will be increased to an amount equal to the greater of the GBA immediately before the step up or the contract anniversary value.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up.


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52   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures described above.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the annual elective step up.

RIDER A

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

RIDER B

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

The special spousal continuation step up is not available to non-spouse beneficiaries that continue the contract.

GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Internal Revenue Code.


IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o  you will be paid according to the annuity payout option described above;


o  we will no longer accept additional purchase payments;

o  you will no longer be charged for the rider;

o  any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix F.


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INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o  Income Assurer Benefit(SM) - MAV;

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;


o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");


o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.


* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER
BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:


(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal, and


(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment Options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o  the annuitant on the retirement date must be between 50 to 86 years old; and

o you can only take an annuity payment in one of the following annuity payment plans:


   1) Plan A -- Life Annuity - No Refund;


   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
                or

   5) Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.


Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.


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55   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

    P SUB(t-1) (1 + i)
    -----------------   =  P SUB(t)
          1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the maximum anniversary value.


MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments; or


2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


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56   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:


o the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus


o an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.



On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments (described above); or


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor, less 5% adjusted excluded payments.



5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.

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57   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:


1. contract value less the market value adjusted excluded payments (described above);


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or


4. the 5% variable account floor (described above), less 5% adjusted excluded payments (described above).

For an example of how each Income Assurer Benefit is calculated, see Appendix G.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. Generally, you must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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58   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.



For an example, see Appendix H.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                     PERCENTAGE IF YOU AND THE ANNUITANT ARE            PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR        UNDER AGE 70 ON THE RIDER EFFECTIVE DATE           70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                       0%                                                   0%
Three and Four                   10%                                                3.75%
Five or more                     20%                                                 7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:


o  the applicable death benefit, plus


                     IF YOU AND THE ANNUITANT ARE UNDER                 IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR        AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                  Zero                                               Zero
Two                  40% x earnings at death (see above)                15% x earnings at death
Three and Four       40% x (earnings at death + 25% of initial          15% x (earnings at death + 25% of initial purchase payment*)
                     purchase payment*)
Five or more         40% x (earnings at death + 50% of initial          15% x (earnings at death + 50% of initial purchase payment*)
                     purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o  You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").



For an example, see Appendix I.


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59   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS



You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM).


o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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60   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

o GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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61   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.


You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


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62   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


o because of your death or in the event of non-natural ownership, the death of the annuitant;


o  because you become disabled (as defined in the Code);


o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o  if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

State withholding also may be imposed on taxable distributions.


WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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63   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.



PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

o  to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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64   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;


o  transfer assets to and from the subaccounts or the variable account; and

o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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65   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o We and AEFA have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its registered representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.5% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o We may utilize other or additional compensation plans with certain selling firms, including compensation plans that pay the selling firm additional compensation when it achieves volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the selling firm.

o We may pay commissions or other forms of compensation to broker-dealers to provide sales related services including but not limited to product training and sales support.

o In addition to commissions, we may, as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation.

SOURCES OF PAYMENTS TO SELLING FIRMS

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

   o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure"); and,

   o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds -- Fund Selection and Private Label"); and,

   o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including withdrawal charges; and,

   o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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66   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their registered representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its registered representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO REGISTERED REPRESENTATIVES

o The selling firm pays its registered representatives. The selling firm decides the compensation and benefits it will pay its registered representatives.

o To inform yourself of any potential conflicts of interest, ask the registered representative before you buy, how the selling firm and its registered representative are being compensated and the amount of the compensation that each will receive if you buy the contract.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474 Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


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67   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE


SELECTED FINANCIAL DATA(1)


The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


YEARS ENDED DEC. 31, (THOUSANDS)                                2004        2003(1)     2002(1)      2001(1)        2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  376,487   $  372,194  $   292,067  $  271,718    $  299,759
Net gain (loss) on investments                                   5,193       25,105            3     (89,920)          469
Other                                                           36,012       21,277       18,957      14,806         7,553
TOTAL REVENUES                                              $  417,692   $  418,576  $   311,027  $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE              $   43,200   $   56,704  $  (52,177)  $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE $   25,192   $   37,629  $  (33,690)  $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT  $   (3,562)  $      --   $      --    $       --    $       --
NET INCOME (LOSS)                                           $   21,630   $   37,629  $  (33,690)  $  (41,728)   $   24,365
TOTAL ASSETS                                                $9,149,189   $8,735,643  $8,026,730   $5,275,681    $4,652,221
----------------------------------------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.


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68   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.


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69   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.


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70   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.


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71   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.


--------------------------------------------------------------------------------
72   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.

                                                                                Payments due by year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(Millions)                                                  Total          2005       2006-2007        2008-2009  and thereafter
-----------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------

(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

RISK MANAGEMENT

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.


--------------------------------------------------------------------------------
73   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


--------------------------------------------------------------------------------
74   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Evergreen New Solutions Select Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


--------------------------------------------------------------------------------
75   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

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11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

                                   APPENDICES


THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF DEATH BENEFITS AND OPTIONAL RIDERS IN APPENDICES D THROUGH I INCLUDE A PARTIAL WITHDRAWAL TO ILLUSTRATE THE EFFECT OF A PARTIAL WITHDRAWAL ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER THE RIDER IS PART OF A QUALIFIED CONTRACT. QUALIFIED CONTRACTS ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES WHICH MAY REQUIRE YOU TO TAKE PARTIAL WITHDRAWALS FROM THE CONTRACT (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS"). IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS AND/OR OPTIONAL RIDERS TO A QUALIFIED CONTRACT, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


--------------------------------------------------------------------------------
96   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and


o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and


o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT x [(          1 + i          )(to n/12) - 1] = MVA
                                 ---------------------
                                     1 + j + .001
     Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

            j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

            n = number of months remaining in the current Guarantee Period
                (rounded up).


--------------------------------------------------------------------------------
97   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and


o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and


o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
98   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:


o You purchase the contract with a payment of $50,000 on Jan. 1, 2005 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

o on Jan. 1, 2006 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2007 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE
GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,500                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
INCOME BENEFIT BASE IS THE GREATEST

of the following values:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:


INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.30% X $55,545 = $166.64

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.60% X $55,676 = $334.06

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.65% X $55,676 = $361.89



--------------------------------------------------------------------------------
99    EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

   PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.



--------------------------------------------------------------------------------
100   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:


o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you withdraw the contract for its total value on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of full withdrawal:                                    $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3.  Now we can determine how much of the purchase payment is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                            PPW:        50,000.00                 50,000.00
                                                                       less XSF:            (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                   amount of PPW subject to a withdrawal charge:        50,000.00                 45,800.00
                                       multiplied by the withdrawal charge rate:           x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                              withdrawal charge:         3,500.00                  3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                       Contract Value withdrawn:        60,000.00                 40,000.00
                                                              WITHDRAWAL CHARGE:        (3,500.00)                (3,206.00)
                                Contract charge (assessed upon full withdrawal):           (40.00)                   (40.00)
                                                                                        ---------                 ---------

                                                   NET FULL WITHDRAWAL PROCEEDS:       $56,460.00                $36,754.00

--------------------------------------------------------------------------------
101   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:


ASSUMPTIONS:

o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you request a partial withdrawal of $15,000 on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of partial withdrawal:                                 $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                              5,376.34                 16,062.31
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:            5,376.34                 19,375.80
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                amount of PPW subject to a withdrawal charge:            5,376.34                 15,175.80
                                    multiplied by the withdrawal charge rate:              x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                           withdrawal charge:              376.34                  1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,376.34                 16,062.31
                                                           WITHDRAWAL CHARGE:             (376.34)                (1,062.31)
                                                                                        ---------                 ---------

                                                NET FULL WITHDRAWAL PROCEEDS:          $15,000.00                $15,000.00

--------------------------------------------------------------------------------
102   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

o on Jan. 1, 2006 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

o on March 1, 2006 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

o  on March 1, 2007 the contract value grows to $23,000.

   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2007 AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $23,000.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals calculated as:


         $1,500 X $25,250  =                                                                                 -1,721.59
         -----------------                                                                                   ---------
              $22,000


      for a death benefit of:                                                                               $23,528.41
                                                                                                            ==========

   ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                                 $23,528.41

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

o on Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000; and

o on March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $20,500.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $20,200.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $20,200  =                                                                                 -1,377.27
         ----------------                                                                                    ---------
              $22,000

      for a death benefit of:                                                                               $18,822.73
                                                                                                            ==========

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

      Greatest of your contract anniversary contract values:                                                $24,000.00

      plus purchase payments and credits made since that anniversary:                                            +0.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $24,000  =                                                                                 -1,636.36
         ------------------                                                                                  ---------
              $22,000

      for a death benefit of:                                                                               $22,363.64
                                                                                                            ==========

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                         $22,363.64
                                                                                                                      ----------

--------------------------------------------------------------------------------
103   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2006, calculated as:


      1.05 x $20,150 =                                                                                      $21,157.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 X $21,157.50  =                                                                              -1,670.33
         --------------------                                                                                ---------
              $19,000

      variable account floor benefit:                                                                       $19,487.17

      plus the one-year fixed account value:                                                               +$ 5,300.00
                                                                                                           ===========

      5% variable account floor (value of the GPAs, the one-year fixed account

      and the variable account floor):                                                                      $24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                     $24,787.17
                                                                                                                      ----------

--------------------------------------------------------------------------------
104   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         -----------------                                                                                   ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

      The MAV on the immediately preceding anniversary:                                                     $25,250.00

      plus purchase payments and purchase payment credits made since that anniversary:                           +0.00

      minus adjusted partial withdrawals made since that

      anniversary, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a MAV Death Benefit of:                                                                           $23,691.36
                                                                                                            ==========

   4. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2005,


      calculated as: 1.05 x $20,250 =                                                                       $21,262.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,262.50  =                                                                              -1,678.62

              $19,000

      variable account floor benefit:                                                                       $19,583.88

      plus the one-year fixed account value:                                                                 +5,300.00

      5% variable account floor (value of the GPAs, one-year fixed

      account and the variable account floor):                                                              $24,883.88
                                                                                                            ==========

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                      $24,883.88
                                                                                                                      ----------

--------------------------------------------------------------------------------
105   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the Automatic Step Up feature of the rider. The Automatic Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o  you do not exercise the Elective  Step Up Option  available  under the rider;
   and

o  you do not change asset allocation models.

Based on these assumptions, the Waiting Period expires at the end of the 10th contract year. The rider then ends. On the Benefit Date, Jan. 1, 2015, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                                     HYPOTHETICAL HYPOTHETICAL
                                          PURCHASE                    MCAV ADJUSTED     ASSUMED      ASSUMED
                                         PAYMENTS &      PARTIAL         PARTIAL       NET RATE     CONTRACT
DATE                                       CREDITS      WITHDRAWALS    WITHDRAWAL      OF RETURN      VALUE          MCAV
Jan. 1, 2005                             $125,000        $   NA         $   NA            NA       $125,000       $125,000
Jan. 1, 2006                                    0             0              0           12.0%      140,000        125,000
Jan. 1, 2007                                    0             0              0           15.0%      161,000        128,800(2)
Jan. 1, 2008                                    0             0              0            3.0%      165,830        132,664(2)
Jan. 1, 2009                                    0             0              0           -8.0%      152,564        132,664
Jan. 1, 2010                                    0         2,000          2,046          -15.0%      127,679        130,618
Jan. 1, 2011                                    0             0              0           20.0%      153,215        130,618
Jan. 1, 2012                                    0             0              0           15.0%      176,197        140,958(2)
Jan. 1, 2013                                    0         5,000          4,444          -10.0%      153,577        136,513
Jan. 1, 2014                                    0             0              0          -20.0%      122,862        136,513
JAN. 1, 2015(1)                                 0             0              0          -12.0%      108,118        136,513

(1) The APB Benefit Date.

(2) These values indicate where the Automatic Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
106 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the Elective Step Up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The Elective Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

o  you do not change asset allocation models.

Based on these assumptions, the 10 year Waiting Period restarts each time you exercise the Elective Step Up Option (on the first, second, third and seventh contract anniversaries in this example). The Waiting Period expires at the end of the 10th contract year following the last exercise (Jan. 1, 2012 in this example) of the Elective Step Up Option. When the Waiting Period expires, the rider ends. On the Benefit Date, Jan. 1, 2022, the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                               YEARS                                       MCAV      HYPOTHETICAL HYPOTHETICAL
                           REMAINING IN   PURCHASE                       ADJUSTED       ASSUMED      ASSUMED
                            THE WAITING  PAYMENTS &         PARTIAL       PARTIAL      NET RATE     CONTRACT
DATE                          PERIOD       CREDITS        WITHDRAWALS   WITHDRAWAL     OF RETURN      VALUE          MCAV
Jan. 1, 2005                    10       $125,000          $   NA        $    NA          NA         $125,000      $125,000
Jan. 1, 2006                    10(2)           0               0              0         12.0%       140,000       140,000(3)
Jan. 1, 2007                    10(2)           0               0              0         15.0%       161,000       161,000(3)
Jan. 1, 2008                    10(2)           0               0              0          3.0%       165,830       165,830(3)
Jan. 1, 2009                     9              0               0              0         -8.0%       152,564       165,830
Jan. 1, 2010                     8              0           2,000          2,558        -15.0%       127,679       163,272
Jan. 1, 2011                     7              0               0              0         20.0%       153,215       163,272
Jan. 1, 2012                    10(2)           0               0              0         15.0%       176,197       176,197(3)
Jan. 1, 2013                     9              0           5,000          5,556        -10.0%       153,577       170,642
Jan. 1, 2014                     8              0               0              0        -20.0%       122,862       170,642
Jan. 1, 2015                     7              0               0              0        -12.0%       108,118       170,642
Jan. 1, 2016                     6              0               0              0          3.0%       111,362       170,642
Jan. 1, 2017                     5              0               0              0          4.0%       115,817       170,642
Jan. 1, 2018                     4              0           7,500         10,524          5.0%       114,107       160,117
Jan. 1, 2019                     3              0               0              0          6.0%       120,954       160,117
Jan. 1, 2020                     2              0               0              0         -5.0%       114,906       160,117
Jan. 1, 2021                     1              0               0              0        -11.0%       102,266       160,117
JAN. 1, 2022(1)                  0              0               0              0         -3.0%        99,198       160,117

(1) The APB Benefit Date.

(2) The Waiting Period restarts when the Elective Step Up is exercised.

(3) These values indicate when the Elective Step Up feature increased the MCAV.

Important Information About This Example:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
107 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


Example of the Guarantor(SM) Withdrawal Benefit -- This example illustrates both Rider A and Rider B (see "Optional Benefits").


ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.

o  We add a purchase payment credit of $1,000 to your contract.


   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                            $101,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:

      0.07 x $101,000 =                                                         $  7,070

   The Remaining Benefit Amount (RBA) equals your purchase payment
    plus the purchase payment credit:                                           $101,000

   On Jan. 1, 2006 the contract value grows to $110,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $110,000

   The GBA equals 100% of your contract value:                                  $110,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $110,000 =                                                         $  7,700


   On July 1, 2008 you decide to take a partial withdrawal of $7,700.


   You took a partial withdrawal equal to your GBP, so your RBA equals the prior
    RBA less the amount of the partial withdrawal:

      $110,000 - $7,700 =                                                       $102,300

   The GBA equals the GBA immediately prior to the partial withdrawal:          $110,000

   The GBP equals 7% of your GBA:

      0.07 x $110,000 =                                                         $  7,700


   On Jan. 1, 2009 you make an additional purchase payment of $50,000.


   We add a purchase payment credit of $500 to your contract.

   The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment and purchase payment credit:

      $102,300 + $50,500 =                                                      $152,800

   The new GBA for the contract is equal to your prior GBA plus 100%
    of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                      $160,500

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                         $ 11,235


   On Jan. 1, 2010 your contract value grows to $200,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $200,000

   The GBA equals 100% of your contract value:                                  $200,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $200,000 =                                                         $ 14,000

--------------------------------------------------------------------------------
108 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

    On July 1, 2011 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                               $210,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $200,000 - $20,000 =                                               $180,000

   Reset RBA = lesser of (1) or (2) =                                           $180,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA                                                        $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $230,000 - $20,000 =                                               $210,000


   Reset GBA = lesser of (1) or (2) =                                           $200,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $200,000 =                                                         $ 14,000


   On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;

             $175,000 - $25,000 =                                               $150,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $180,000 - $25,000 =                                               $155,000

   Reset RBA = lesser of (1) or (2) =                                           $150,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA;                                                       $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $175,000 - $25,000 =                                               $150,000


   Reset GBA = lesser of (1) or (2) =                                           $150,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $150,000 =                                                         $ 10,500

--------------------------------------------------------------------------------
109 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.


ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

o  we immediately add a $1,000 purchase payment credit; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o  the annuitant is male and age 55 at contract issue; and

o  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     ASSUMED             PURCHASE             MAXIMUM            GUARANTEED
  CONTRACT                                          CONTRACT             PAYMENTS           ANNIVERSARY            INCOME
 ANNIVERSARY                                          VALUE             AND CREDITS       VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
------------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $109,000            $109,000
     2                                              127,000                 none             127,000             127,000
     3                                              134,000                 none             134,000             134,000
     4                                              153,000                 none             153,000             153,000
     5                                               86,000                 none             153,000             153,000
     6                                              122,000                 none             153,000             153,000
     7                                              141,000                 none             153,000             153,000
     8                                              155,000                 none             155,000             155,000
     9                                              142,000                 none             155,000             155,000
    10                                              176,000                 none             176,000             176,000
    11                                              143,000                 none             176,000             176,000
    12                                              150,000                 none             176,000             176,000
    13                                              211,000                 none             211,000             211,000
    14                                              201,000                 none             211,000             211,000
    15                                              206,000                 none             211,000             211,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
110 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000             $   784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          176,000                 825.44
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          176,000                 660.00
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
111 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                     ASSUMED             PURCHASE               5%             BENEFIT BASE -
  CONTRACT                                          CONTRACT             PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                                          VALUE             AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $106,050            $109,000
     2                                              127,000                 none             111,353             127,000
     3                                              134,000                 none             116,920             134,000
     4                                              153,000                 none             122,766             153,000
     5                                               86,000                 none             128,904             128,904
     6                                              122,000                 none             135,350             135,350
     7                                              141,000                 none             142,117             142,117
     8                                              155,000                 none             149,223             155,000
     9                                              142,000                 none             156,684             156,684
    10                                              176,000                 none             164,518             176,000
    11                                              143,000                 none             172,744             172,744
    12                                              150,000                 none             181,381             181,381
    13                                              211,000                 none             190,451             211,000
    14                                              201,000                 none             199,973             201,000
    15                                              206,000                 none             209,972             209,972
----------------------------------------------------------------------------------------------------------------------------------

(1)  The 5%  Accumulation  Benefit  Base value is limited  after age 81, but the
     guaranteed   income  benefit  base  may  increase  if  the  contract  value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          172,744                 791.17
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          201,000                 992.94
    15                                              206,000                1,046.48          209,972               1,066.66
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
112 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          172,744                 633.97
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          201,000                 791.94
    15                                              206,000                  832.24          209,972                 848.29
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                                BENEFIT BASE -
                                                                                                                 GREATER OF
                                 ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
  CONTRACT                      CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
 ANNIVERSARY                      VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                         $109,000            $101,000             $109,000            $106,050            $109,000
     2                          127,000                none              127,000             111,353             127,000
     3                          134,000                none              134,000             116,920             134,000
     4                          153,000                none              153,000             122,766             153,000
     5                           86,000                none              153,000             128,904             153,000
     6                          122,000                none              153,000             135,350             153,000
     7                          141,000                none              153,000             142,117             153,000
     8                          155,000                none              155,000             149,223             155,000
     9                          142,000                none              155,000             156,684             156,684
    10                          176,000                none              176,000             164,518             176,000
    11                          143,000                none              176,000             172,744             176,000
    12                          150,000                none              176,000             181,381             181,381
    13                          211,000                none              211,000             190,451             211,000
    14                          201,000                none              211,000             199,973             211,000
    15                          206,000                none              211,000             209,972             211,000
----------------------------------------------------------------------------------------------------------------------------------

 (1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

 (2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
113 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
114 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER
EXAMPLE OF THE BENEFIT PROTECTOR(SM)


ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70; and


o  you have selected the seven-year withdrawal charge schedule; and

o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2005 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
   (MAV Death Benefit minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge
   (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
   ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($57,619 - $55,000) =                                                                              +1,048
                                                                                                             ------
   Total death benefit of:                                                                                  $58,667


   On Jan. 1, 2008 the contract value falls to $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $255,000

--------------------------------------------------------------------------------
115 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits

   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) benefit (40% of earnings at death,

   up to a maximum of 100% of purchase payments not

   previously withdrawn that are one or more years old)                                                     +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $304,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes.
   The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $308,000


--------------------------------------------------------------------------------
116 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and


o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($110,000 - $100,000) =                                                                            +4,000

   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                                                          +10,000
                                                                                                             ------
   Total death benefit of:                                                                                 $124,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge.
   We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
   $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($57,619 - $55,000) =                                                                              +1,048

   plus 10% of purchase payments made within 60 days of contract

   issue and not previously withdrawn: 0.10 x $55,000 =                                                      +5,500
                                                                                                             ------
   Total death benefit of:                                                                                  $64,167


   On Jan. 1, 2008 the contract value falls  $40,000.  The death benefit on Jan.
   1, 2008 equals the death benefit calculated on Feb. 1, 2007. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
117 EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $266,000


   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $315,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($250,000 - $105,000) =                                                                           +58,000

   plus 20% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.20 x $55,000 =                                                           +11,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $319,000


--------------------------------------------------------------------------------
118   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts.............................p.    3

Rating Agencies.........................................p.    4

Principal Underwriter...................................p.    4

Independent Registered Public Accounting Firm...........p.    4

Condensed Financial Information (Unaudited).............p.    5

Financial Statements


--------------------------------------------------------------------------------
119   EVERGREEN NEW SOLUTIONS SELECT VARIABLE ANNUITY -- PROSPECTUS

(logo)
AMERICAN
 EXPRESS
(R)


American Enterprise Life Insurance Company, Issuer
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437

OSCAR #569142
--------------
45308 C (4/05)

PROSPECTUS


APRIL 29, 2005


WELLS FARGO
ADVANTAGE(R) SELECT VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY


ISSUED BY: AMERICAN ENTERPRISE LIFE INSURANCE COMPANY (AMERICAN ENTERPRISE LIFE)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: (800) 333-3437


           (Administrative Office)


           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT/AMERICAN ENTERPRISE MVA ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:


American Express(R) Variable Portfolio Funds Trust (FTVIPT) - Class 2 AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II Shares
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service
Putnam Variable Trust - Class IB Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust
Wells Fargo Variable Trust


Please read the prospectuses carefully and keep them for future reference.

Contracts with a seven-year withdrawal charge schedule receive a purchase payment credit for each payment made to the contract. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit. The credits may be reversed. (See "Buying Your Contract -- Purchase Payment Credits.") Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your registered representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contract may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

American Enterprise Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

American Enterprise Life offers several different annuities which your registered representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

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1   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS

KEY TERMS......................................................................3

THE CONTRACT IN BRIEF..........................................................5

EXPENSE SUMMARY................................................................7

CONDENSED FINANCIAL INFORMATION (UNAUDITED)...................................12


FINANCIAL STATEMENTS..........................................................19

THE VARIABLE ACCOUNT AND THE FUNDS............................................20

GUARANTEE PERIOD ACCOUNTS (GPAS)..............................................27

THE ONE-YEAR FIXED ACCOUNT....................................................28

BUYING YOUR CONTRACT..........................................................29

CHARGES.......................................................................31

VALUING YOUR INVESTMENT.......................................................36

MAKING THE MOST OF YOUR CONTRACT..............................................37

WITHDRAWALS...................................................................42

TSA -- SPECIAL WITHDRAWAL PROVISIONS..........................................43

CHANGING OWNERSHIP............................................................43

BENEFITS IN CASE OF DEATH.....................................................44

OPTIONAL BENEFITS ............................................................46

THE ANNUITY PAYOUT PERIOD.....................................................59

TAXES.........................................................................61

VOTING RIGHTS.................................................................64

SUBSTITUTION OF INVESTMENTS...................................................64

ABOUT THE SERVICE PROVIDERS...................................................65

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE.........................67

ADDITIONAL INFORMATION........................................................74

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................74

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION..............75

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)..........................96

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE...................98

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES.....................................99

APPENDIX D: EXAMPLE -- DEATH BENEFITS........................................102

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER..............105

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER................107

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS.....................109

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER.............114

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER........116

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................118

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life Insurance Company (IDS Life). IDS Life is the parent company of American Enterprise Life Insurance Company (AEL). AEL issues the variable annuity contract described in the prospectus.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of AEL.


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2   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "AEL" refer to American Enterprise Life Insurance Company.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.


OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

RIDER EFFECTIVE DATE: The date you add a rider to the contract.

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3   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

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4   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts of the variable account under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans including IRAs and TSAs to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your registered representative or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.") We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

o the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 20)

o the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. 27)

o the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (p. 28)

BUYING YOUR CONTRACT: Your registered representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our administrative office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future, subject to certain limitations. Some states may also have time limitations for making additional payments. (p. 29)


MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for Systematic Investment Plans (SIPs)

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


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5   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

For contracts issued in Alabama and Oregon, purchase payments are limited, and you may not make purchase payments after the first contract anniversary.

For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (p. 41)

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and income taxes (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (p. 42)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 43)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (p. 44)

OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (p. 46)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (p. 59)

TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (p. 61)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


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6   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

The following tables describe the fees and expenses that you will pay when buying, owning and making a withdrawal from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or make a withdrawal from the contract. State premium taxes also may be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)

You select either a seven-year or five-year withdrawal charge schedule at the time of application.

                         SEVEN-YEAR SCHEDULE                                             FIVE-YEAR SCHEDULE*
         YEARS FROM PURCHASE           WITHDRAWAL CHARGE                 YEARS FROM PURCHASE            WITHDRAWAL CHARGE
           PAYMENT RECEIPT                PERCENTAGE                       PAYMENT RECEIPT                 PERCENTAGE
                 1                            8%                           1                                   8%
                 2                            8                            2                                   7
                 3                            7                            3                                   6
                 4                            7                            4                                   4
                 5                            6                            5                                   2
                 6                            5                            Thereafter                          0
                 7                            3
                 Thereafter                   0

* The five-year withdrawal charge schedule may not be available in all states.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")

IF YOUR WITHDRAWAL CHARGE SCHEDULE IS:                          AND YOUR AIR IS 3.5%, THEN         AND YOUR AIR IS 5.0%, THEN
                                                            YOUR DISCOUNT RATE PERCENT (%) IS: YOUR DISCOUNT RATE PERCENT (%) IS:
QUALIFIED
Seven-year withdrawal charge schedule                                      6.00%                            7.50%
Five-year withdrawal charge schedule                                       6.15%                            7.65%

NONQUALIFIED
Seven-year withdrawal charge schedule                                      6.20%                            6.35%
Five-year withdrawal charge schedule                                       7.70%                            7.85%

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7   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)


You must choose a death benefit guarantee, a qualified or nonqualified contract and the length of your contract's withdrawal charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost. The variable account administrative charge is in addition to the mortality and expense risk fee.


                                                       MORTALITY AND              VARIABLE ACCOUNT               TOTAL VARIABLE
SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                EXPENSE RISK FEE           ADMINISTRATIVE CHARGE            ACCOUNT EXPENSE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.00%                     0.15%                      1.15%
MAV Death Benefit                                              1.20                      0.15                       1.35
5% Accumulation Death Benefit                                  1.35                      0.15                       1.50
Enhanced Death Benefit                                         1.40                      0.15                       1.55

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.15                      0.15                       1.30
MAV Death Benefit                                              1.35                      0.15                       1.50
5% Accumulation Death Benefit                                  1.50                      0.15                       1.65
Enhanced Death Benefit                                         1.55                      0.15                       1.70

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE

QUALIFIED ANNUITIES
ROP Death Benefit                                              1.20%                     0.15%                      1.35%
MAV Death Benefit                                              1.40                      0.15                       1.55
5% Accumulation Death Benefit                                  1.55                      0.15                       1.70
Enhanced Death Benefit                                         1.60                      0.15                       1.75

NONQUALIFIED ANNUITIES
ROP Death Benefit                                              1.35                      0.15                       1.50
MAV Death Benefit                                              1.55                      0.15                       1.70
5% Accumulation Death Benefit                                  1.70                      0.15                       1.85
Enhanced Death Benefit                                         1.75                      0.15                       1.90


OTHER ANNUAL EXPENSES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                                                              $40


(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)


OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE                                                                        0.25%

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE                                                                   0.40%

(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select ONE of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.

ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE                                               MAXIMUM: 1.75%       CURRENT: 0.55%

(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE                                                 MAXIMUM: 1.50%       CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


INCOME ASSURER BENEFIT(SM) - MAV RIDER FEE                                                 MAXIMUM: 1.50%       CURRENT: 0.30%(1)

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE RIDER FEE                        MAXIMUM: 1.75%       CURRENT: 0.60%(1)

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE RIDER FEE      MAXIMUM: 2.00%       CURRENT: 0.65%(1)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



--------------------------------------------------------------------------------
8   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                          MINIMUM                      MAXIMUM
Total expenses before fee waivers and/or expense reimbursements             .57%                        1.97%



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                              GROSS TOTAL
                                                                           MANAGEMENT     12B-1     OTHER       ANNUAL
                                                                              FEES        FEES     EXPENSES    EXPENSES
AXP(R) Variable Portfolio - Diversified Bond Fund                            .60%         .13%       .08%        .81%(1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund                   .64          .13        .09         .86(1)
AXP(R) Variable Portfolio - Equity Select Fund                               .57          .13        .15         .85(1)
AXP(R) Variable Portfolio - Growth Fund                                      .55          .13        .17         .85(1)
AXP(R) Variable Portfolio - High Yield Bond Fund                             .62          .13        .07         .82(1)
AXP(R) Variable Portfolio - Large Cap Equity Fund                            .65          .13        .07         .85(1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                           .53          .13        .06         .72(1)
AXP(R) Variable Portfolio - Partners Select Value Fund                       .81          .13       1.03        1.97(2)
AXP(R) Variable Portfolio - Partners Small Cap Value Fund                    .94          .13        .20        1.27(1)
AXP(R) Variable Portfolio - S&P 500 Index Fund                               .29          .13        .15         .57(2)
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund              .61          .13        .08         .82(1)
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund              1.11          .13        .43        1.67(1)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
AIM V.I. Capital Appreciation Fund, Series II Shares                         .61          .25        .30        1.16(3)
AIM V.I. Capital Development Fund, Series II Shares                          .75          .25        .35        1.35(3)
AllianceBernstein VP Growth and Income Portfolio (Class B)                   .55          .25        .05         .85(4)
AllianceBernstein VP International Value Portfolio (Class B)                 .75          .25        .20        1.20(4)
American Century(R) VP Inflation Protection, Class II                        .49          .25         --         .74(5)
American Century(R) VP Value, Class II                                       .83          .25         --        1.08(5)
Dreyfus Investment Portfolios Technology Growth Portfolio, Service           .75          .25        .10        1.10(6)
Share Class
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share       .75          .25        .04        1.04(6)
Class
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2                      .57          .25        .11         .93(7)
Fidelity(R) VIP Mid Cap Portfolio Service Class 2                            .57          .25        .14         .96(7)
Fidelity(R) VIP Overseas Portfolio Service Class 2                           .72          .25        .19        1.16(7)
FTVIPT Franklin Income Securities Fund - Class 2                             .47          .25        .02         .74(8),(9)
FTVIPT Franklin Real Estate Fund - Class 2                                   .48          .25        .02         .75(8),(9)
FTVIPT Templeton Global Income Securities Fund - Class 2                     .62          .25        .16        1.03(8)
Goldman Sachs VIT Mid Cap Value Fund                                         .80           --        .08         .88(10)
Oppenheimer Global Securities Fund/VA, Service Shares                        .63          .25        .03         .91(6)
Oppenheimer Main Street Small Cap Fund/VA, Service Shares                    .75          .25        .06        1.06(6)
Oppenheimer Strategic Bond Fund/VA, Service Shares                           .71          .25        .03         .99(6)
Putnam VT Health Sciences Fund - Class IB Shares                             .70          .25        .15        1.10(6)
Putnam VT Small Cap Value Fund - Class IB Shares                             .77          .25        .10        1.12(6)
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares          .57          .25        .04         .86(6)


--------------------------------------------------------------------------------
9   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                                       GROSS TOTAL
                                                                       MANAGEMENT   12B-1     OTHER       ANNUAL
                                                                          FEES       FEES   EXPENSES    EXPENSES
Wanger U.S. Smaller Companies                                             .92%       --%      .08%        1.00%11)
Wells Fargo Advantage Asset Allocation Fund                               .55        .25      .22         1.02(12)
Wells Fargo Advantage C&B Large Cap Value Fund                            .55        .25      .39         1.19(12)
(previously Wells Fargo VT Equity Value Fund)
Wells Fargo Advantage Equity Income Fund                                  .55        .25      .23         1.03(12)
Wells Fargo Advantage International Core Fund                             .75        .25      .42         1.42(12)
(previously Wells Fargo VT International Equity Fund)
Wells Fargo Advantage Large Company Core Fund                             .55        .25      .33         1.13(12)
(previously Wells Fargo VT Growth Fund)
Wells Fargo Advantage Large Company Growth Fund                           .55        .25      .25         1.05(12)
Wells Fargo Advantage Money Market Fund                                   .30        .25      .32          .87(12)
Wells Fargo Advantage Small Cap Growth Fund                               .75        .25      .24         1.24(12)
Wells Fargo Advantage Total Return Bond Fund                              .45        .25      .26          .96(12)

  (1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.

  (2) The Fund's expense figures are based on actual expenses, before fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2004. Through Aug. 31, 2005, American Express Financial Corporation has agreed to waive certain fees and reimburse expenses to the extent that total expenses exceed 1.15% for AXP(R) Variable Portfolio - Partners Select Value Fund and 0.495% for AXP(R) Variable Portfolio - S&P 500 Index Fund average daily net assets.

  (3) Figures shown in the table are for the year ended Dec. 31, 2004 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006. Effective Jan. 1, 2005 through June 30, 2006, the adviser has contractually agreed to waive a portion of its advisory fees to the extent that total expenses exceed 1.34% for AIM V.I. Capital Development Fund, Series II Shares average daily net assets.

  (4) Expense information restated to reflect a reduction in management fees effective Sept. 7, 2005.

  (5) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The Fund has a stepped fee schedule. As a result, the Fund's management fee generally decreases as fund assets increase.

  (6) The Fund's expense figures are based on actual expenses for the fiscal year ended Dec. 31, 2004.

  (7) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91% for Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2, 0.93% for Fidelity(R) VIP Mid Cap Portfolio Service Class 2 and 1.12% for Fidelity(R) VIP Overseas Portfolio Service Class 2. These offsets may be discontinued at any time.

  (8) The Fund administration fee is paid indirectly through the management fee.

  (9) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

 (10) The Fund's annual operating expenses are based on actual expenses for the fiscal year ended Dec. 31, 2004. "Other expenses" include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to limit "Other expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.25% of the Fund's average daily net assets. The Investment Adviser may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse the Investment Adviser for prior fiscal year expense reimbursements, if any.

 (11) As of Feb. 10, 2005, the Adviser agreed to waive a portion of its management fees so that those fees are retained at the following rates:
       0.99% of net assets up to $100 million; 0.94% of the next $150 million; and 0.89% of net assets in excess of $250 million. The fee waiver was effective as of Feb. 10, 2005 but applied as if it had gone into effect on Dec. 1, 2004. If the fee waiver had been implemented, actual expenses of the Fund would be as follows: Management fees, 0.91%; Other expenses, 0.08%; and Gross total annual expenses, 0.99%.

 (12) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.00% for Wells Fargo Advantage Asset Allocation Fund, 1.00% for Wells Fargo Advantage C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage Equity Income Fund, 1.00% for Wells Fargo Advantage International Core Fund, 1.00% for Wells Fargo Advantage Large Company Core Fund, 1.00% for Wells Fargo Advantage Large Company Growth Fund, 0.75% for Wells Fargo Advantage Money Market Fund, 1.20% for Wells Fargo Advantage Small Cap Growth Fund and 0.90% for Wells Fargo Advantage Total Return Bond Fund. Please refer to the Fund's prospectus for additional details.


--------------------------------------------------------------------------------
10   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to subaccounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The Funds"). This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners.

This compensation may be paid to us and/or our affiliates from various sources including:

   o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select subaccounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select subaccounts investing in funds that have not adopted 12b-1 plans);

   o  assets of the fund's adviser, subadviser or an affiliate of either;

   o  assets of the fund's distributor or an affiliate.

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

   o compensating, training and educating registered representatives who sell the contracts;

   o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

   o  advertising,   printing  and  mailing  sales   literature,   printing  and
      distributing prospectuses and reports;

   o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

   o subaccounting, transaction processing, recordkeeping and administrative services.


EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the MAV Death Benefit, Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector(SM) Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT       OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                              AT THE END OF THE APPLICABLE TIME PERIOD: AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $1,410.06  $2,548.52  $3,711.87   $6,382.38   $610.06  $1,848.52  $3,111.87   $6,382.38
Five-year withdrawal charge schedule       1,430.56   2,506.74   3,403.28    6,535.84    630.56   1,906.74   3,203.28    6,535.84

QUALIFIED ANNUITY                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $1,394.68  $2,504.70  $3,642.79   $6,265.11   $594.68  $1,804.70  $3,042.79   $6,265.11
Five-year withdrawal charge schedule       1,415.18   2,463.10   3,334.80    6,421.06    615.18   1,863.10   3,134.80    6,421.06


--------------------------------------------------------------------------------
11   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and you do not select any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                                    IF YOU WITHDRAW YOUR CONTRACT       OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                             AT THE END OF THE APPLICABLE TIME PERIOD:  AT THE END OF THE APPLICABLE TIME PERIOD:
NON-QUALIFIED ANNUITY                        1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $  995.06  $1,303.20  $1,636.61   $2,241.21   $195.06    $603.20  $1,036.61   $2,241.21
Five-year withdrawal charge schedule       1,015.56   1,265.24   1,340.87    2,453.49    215.56     665.24   1,140.87    2,453.49

QUALIFIED ANNUITY                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Seven-year withdrawal charge schedule     $  979.68  $1,256.50  $1,557.84   $2,079.24   $179.68    $556.50  $  957.84   $2,079.24
Five-year withdrawal charge schedule       1,000.18   1,218.73   1,262.76    2,294.68    200.18     618.73   1,062.76    2,294.68

(1) In these examples, the $40 contract administrative charge is estimated as a .033% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


CONDENSED FINANCIAL INFORMATION

(UNAUDITED)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.


YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.20    $1.17    $1.12    $1.05   $1.01    $1.00
Accumulation unit value at end of period                                $1.24    $1.20    $1.17    $1.12   $1.05    $1.01
Number of accumulation units outstanding at end of period (000 omitted)   127       31       32       24      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.13    $0.81    $1.01    $1.00   $1.02    $1.00
Accumulation unit value at end of period                                $1.32    $1.13    $0.81    $1.01   $1.00    $1.02
Number of accumulation units outstanding at end of period (000 omitted)    25       25       25       26      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   145       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (11/11/1999)
Accumulation unit value at beginning of period                          $1.10    $0.89    $0.96    $0.92   $1.03    $1.00
Accumulation unit value at end of period                                $1.21    $1.10    $0.89    $0.96   $0.92    $1.03
Number of accumulation units outstanding at end of period (000 omitted)   157       81       96       40      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,827       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND (R) (11/11/1999)
Accumulation unit value at beginning of period                          $0.81    $0.66    $0.85    $1.04   $1.15    $1.00
Accumulation unit value at end of period                                $0.83    $0.81    $0.66    $0.85   $1.04    $1.15
Number of accumulation units outstanding at end of period (000 omitted)   268      294      339       58       9       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.15       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   610       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (10/23/2000)
Accumulation unit value at beginning of period                          $0.79    $0.63    $0.82    $0.94   $1.00       --
Accumulation unit value at end of period                                $0.86    $0.79    $0.63    $0.82   $0.94       --
Number of accumulation units outstanding at end of period (000 omitted)   355      418      377      162      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.00       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    24       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund
(10/23/2000)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                          $1.17    $0.84    $0.90    $0.92   $1.00       --
Accumulation unit value at end of period                                $1.43    $1.17    $0.84    $0.90   $0.92       --
Number of accumulation units outstanding at end of period (000 omitted)   363       18       27       11      --       --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     4       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B)
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   620       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,416       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.09       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     2       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service
Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   204       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service
Share Class (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    14       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,194       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.22       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     1       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.10       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   628       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   300       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Real Estate Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.35       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     2       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   575       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.20       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   505       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    19       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.17       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    16       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.07       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   803       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.19       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares
(4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.13       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted) 1,714       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.15% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                      2004     2003     2002     2001    2000     1999
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.16       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)   363       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Asset Allocation Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)     4       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Large Cap Value Fund (4/30/2004)
(PREVIOUSLY WELLS FARGO VT EQUITY VALUE FUND)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.08       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    84       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Core Fund (4/30/2004)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.11       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Core Fund (4/30/2004)
(PREVIOUSLY WELLS FARGO VT GROWTH FUND)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.03       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    70       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Money Market Fund* (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.00       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO ADVANTAGE MONEY
  MARKET FUND AT DEC. 31, 2004 WERE 0.18% AND 0.18%, RESPECTIVELY.
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.06       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    --       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                          $1.00       --       --       --      --       --
Accumulation unit value at end of period                                $1.04       --       --       --      --       --
Number of accumulation units outstanding at end of period (000 omitted)    87       --       --       --      --       --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
15   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                               220
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Diversified Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                34
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Equity Select Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                               697
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - High Yield Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               830
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Large Cap Equity Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             9,019
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND (R) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Select Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Partners Small Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             4,456
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - S&P 500 Index Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                48
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                               218
------------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Threadneedle Emerging Markets Fund (4/30/2004)
(previously AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.17
Number of accumulation units outstanding at end of period (000 omitted)                                             2,159
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                 3
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund, Series II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                12
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP Growth and Income Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                90
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP International Value Portfolio (Class B) (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             3,162
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Inflation Protection, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             7,249
------------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value, Class II (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.09
Number of accumulation units outstanding at end of period (000 omitted)                                                26
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios Technology Growth Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                             1,117
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund Appreciation Portfolio, Service Share Class (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                                72
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.11
Number of accumulation units outstanding at end of period (000 omitted)                                             6,485
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.21
Number of accumulation units outstanding at end of period (000 omitted)                                               194
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas Portfolio Service Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                             3,210
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.12
Number of accumulation units outstanding at end of period (000 omitted)                                               516
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Real Estate Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.34
Number of accumulation units outstanding at end of period (000 omitted)                                               119
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities Fund - Class 2 (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                             2,656
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.19
Number of accumulation units outstanding at end of period (000 omitted)                                             2,746
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
17   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                                72
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.16
Number of accumulation units outstanding at end of period (000 omitted)                                                31
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA, Service Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             4,674
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                                57
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.18
Number of accumulation units outstanding at end of period (000 omitted)                                                17
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust Comstock Portfolio Class II Shares (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.13
Number of accumulation units outstanding at end of period (000 omitted)                                             8,260
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.15
Number of accumulation units outstanding at end of period (000 omitted)                                             2,030
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Asset Allocation Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage C&B Large Cap Value Value Fund (4/30/2004)
(PREVIOUSLY WELLS FARGO VT EQUITY VALUE FUND)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Equity Income Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                               971
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Core Fund (4/30/2004)
(PREVIOUSLY WELLS FARGO VT INTERNATIONAL EQUITY FUND)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.10
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Core Fund (4/30/2004)
(PREVIOUSLY WELLS FARGO VT GROWTH FUND)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                --
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Large Company Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                               848
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.90% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                                                                  2004
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Money Market Fund* (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                                --

* THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR WELLS FARGO ADVANTAGE MONEY MARKET FUND AT DEC. 31, 2004
  WERE (0.68%) AND (0.68%), RESPECTIVELY.
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Small Cap Growth Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                                 1
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Total Return Bond Fund (4/30/2004)
Accumulation unit value at beginning of period                                                                      $1.00
Accumulation unit value at end of period                                                                            $1.03
Number of accumulation units outstanding at end of period (000 omitted)                                               789
------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS


You can find the audited financial statements of the subaccounts with financial history in the SAI. You can find our audited financial statements later in this prospectus. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.


--------------------------------------------------------------------------------
19   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNT AND THE FUNDS


VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.


The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

   O  INVESTMENT  OBJECTIVES:   The  investment  managers  and  advisers  cannot
      guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

   O FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

   O FUND SELECTION: We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser,
      distributor  or  an  affiliate.   This   compensation   benefits  us,  our
      affiliates, and/or the selling firms that distribute this contract (see "About the Service Providers -- Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from Contract Owner Transaction Expenses, Annual Variable Account Expenses and Other Annual Expenses we charge contract owners (see "Expense Summary").

   O PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. These relationships may influence recommendations your registered representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

   O ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable


--------------------------------------------------------------------------------
20 WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
      life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

------------------------------- ----------------------------------------------------------- --------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                          INVESTMENT ADVISER
------------------------------- ----------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     High level of current income while attempting to conserve   American Express
Diversified Bond Fund           the value of the investment and continuing a high level     Financial Corporation
                                of income for the longest period of time. Under normal      (AEFC)
                                market conditions, the Fund invests at least 80% of its
                                net assets in bonds and other debt securities. At least
                                50% of the Fund's net assets will be invested in
                                securities like those included in the Lehman Brothers
                                Aggregate Bond Index, which are investment grade and
                                denominated in U.S. dollars. The Index includes
                                securities issued by the U.S. government, corporate
                                bonds, and mortgage- and asset-backed securities.
                                Although the Fund emphasizes high- and medium-quality
                                debt securities, it will assume some credit risk to
                                achieve higher yield and/or capital appreciation by
                                buying  lower-quality bonds.
------------------------------- ----------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     High level of current income and, as a secondary goal,      AEFC
Diversified Equity  Income      steady growth of capital. Under normal market conditions,
Fund                            the Fund invests at least 80% of its net assets in
                                dividend-paying common and preferred stocks.
------------------------------- ----------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     Growth of capital. Under normal market conditions, the      AEFC
Equity Select Fund              Fund invests at least 80% of its net assets in equity
                                securities of medium-sized companies.
------------------------------- ----------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     Long-term capital growth. Invests primarily in common       AEFC
Growth Fund                     stocks that appear to offer growth opportunities.
------------------------------- ----------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     High current income, with capital growth as a secondary     AEFC
High Yield Bond Fund            objective. Under normal market conditions, the Fund
                                invests at least 80% of its net assets in high-yielding,
                                high-risk corporate bonds (junk bonds) issued by U.S. and
                                foreign companies and governments.
------------------------------- ----------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     Capital appreciation. Under normal market conditions, the   AEFC
Large Cap Equity Fund           Fund invests at least 80% of its net assets in equity
                                securities of companies with market capitalization
(previously AXP(R) Variable     greater than $5 billion at the time of purchase.
Portfolio - Capital Resource
Fund)
------------------------------- ----------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common    AEFC
NEW DIMENSIONS FUND(R)          stocks showing potential for significant growth.
------------------------------- ----------------------------------------------------------- --------------------------


--------------------------------------------------------------------------------
21   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ---------------------------------------------------------- --------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------- ---------------------------------------------------------- --------------------------
AXP(R) Variable Portfolio -     Long-term growth of capital. Invests primarily in common   AEFC, adviser; GAMCO
Partners Select Value Fund      stocks, preferred stocks and securities convertible into   Investors, Inc.,
                                common stocks that are listed on a nationally recognized   subadviser.
                                securities exchange or traded on the NASDAQ National
                                Market System of the National Association of Securities
                                Dealers. The Fund invests in mid-cap companies as well
                                as companies with larger and smaller market
                                capitalizations.
------------------------------- ---------------------------------------------------------- ---------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in       AEFC, adviser; Goldman
Partners Small Cap  Value Fund  equity securities. Under normal market conditions, at      Sachs Asset Management,
                                least 80% of the Fund's net assets will be invested in     L.P., Royce & Associates,
                                companies with market capitalization of less than $2       LLC, Donald Smith & Co.,
                                billion or that fall within the range of the Russell       Inc., Franklin Portfolio
                                2000(R) Value Index.                                       Associates LLC and
                                                                                           Barrow, Hanley, Mewhinney
                                                                                           & Strauss, Inc.,
                                                                                           subadvisers.
------------------------------- ---------------------------------------------------------- ---------------------------
AXP(R) Variable Portfolio -     Long-term capital appreciation. Invests primarily in       AEFC
S&P 500 Index Fund              securities of large-capitalization stocks of U.S.
                                companies that are expected to provide investment
                                results that correspond to the performance of the S&P
                                500(R) Index.
------------------------------- ---------------------------------------------------------- ---------------------------
AXP(R) Variable Portfolio -     A high level of current income and safety of principal     AEFC
Short Duration  U.S.            consistent with an investment in U.S. government and
Government Fund                 government agency securities. Under normal market
                                conditions, at least 80% of the Fund's net assets are
                                invested in securities issued or guaranteed as to
                                principal and interest by the U.S. government, its
                                agencies or instrumentalities.
------------------------------- ---------------------------------------------------------- ---------------------------
AXP(R) Variable Portfolio -     Long-term capital growth. Under normal market              AEFC, adviser;
Threadneedle Emerging Markets   conditions, the Fund invests at least 80% of its net       Threadneedle
Fund                            assets in equity securities of emerging market companies.  International Limited, an indirect wholly-owned
(previously AXP(R) Variable                                                                subsidiary of AEFC,
Portfolio - Emerging Markets                                                               subadviser.
Fund)
------------------------------- ---------------------------------------------------------- ---------------------------
AIM V.I. Capital Appreciation   Growth of capital. Invests principally in common stocks    A I M Advisors, Inc.
Fund,  Series II Shares         of companies likely to benefit from new or innovative
                                products, services or processes as well as those with
                                above-average long-term growth and excellent prospects
                                for future growth. The fund can invest up to 25% of its
                                total assets in foreign securities that involve risks
                                not associated with investing solely in the United
                                States.
------------------------------- ---------------------------------------------------------- ---------------------------
AIM V.I. Capital Development    Long-term growth of capital. Invests primarily in          A I M Advisors, Inc.
Fund,  Series II Shares         securities (including common stocks, convertible
                                securities and bonds) of small- and medium-sized
                                companies. The fund may invest up to 25% of its total
                                assets in foreign securities.
------------------------------- ---------------------------------------------------------- ---------------------------
AllianceBernstein VP Growth     Reasonable current income and reasonable appreciation.     Alliance Capital
and Income Portfolio (Class B)  Invests primarily in dividend-paying common stocks of      Management L.P.
                                good quality.
------------------------------- ---------------------------------------------------------- ---------------------------


--------------------------------------------------------------------------------
22   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ---------------------------------------------------------- --------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------- ---------------------------------------------------------- --------------------------
AllianceBernstein VP            Long-term growth of capital. Invests primarily in a        Alliance Capital
International Value Portfolio   diversified portfolio of foreign equity securities.        Management L.P.
(Class B)
------------------------------- ---------------------------------------------------------- ---------------------------
American Century(R) VP          Capital growth with income as a secondary objective to     American Century
Inflation Protection,           protect against U.S. inflation.                            Investment Management,
Class II                                                                                   Inc.
------------------------------- ---------------------------------------------------------- ---------------------------
American Century(R) VP Value,   Long-term capital growth, with income as a secondary       American Century
Class II                        objective. Invests primarily in stocks of companies that   Investment Management,
                                management believes to be undervalued at the time of       Inc.
                                purchase.
------------------------------- ---------------------------------------------------------- ---------------------------
Dreyfus Investment Portfolios   Capital appreciation. The Fund invests, under normal       The Dreyfus Corporation
Technology Growth Portfolio,    circumstances, at least 80% of its assets in the stocks
Service Share Class             of growth companies of any size that Dreyfus believes to
                                be leading producers or beneficiaries of technological
                                innovation. Up to 25% of the portfolio's assets may be
                                invested in foreign securities. The portfolio's stock
                                investments may include common stocks, preferred stocks
                                and convertible securities.
------------------------------- ---------------------------------------------------------- ---------------------------
Dreyfus Variable Investment     The portfolio seeks long-term capital growth consistent    The Dreyfus Corporation -
Fund Appreciation Portfolio,    with the preservation of capital. Its secondary goal is    Fayez Sarofim & Co. is
Service Share Class             current income. To pursue these goals, the portfolio       the portfolio's
                                normally invests at least 80% of its assets in common      sub-investment advisor.
                                stocks. The portfolio focuses on "blue chip" companies
                                with total market capitalizations of more than $5
                                billion at the time of purchase, including multinational
                                companies. These established companies have demonstrated
                                sustained patterns of profitability, strong balance
                                sheets, an expanding global presence and the potential
                                to achieve predictable, above-average earnings growth.
------------------------------- ---------------------------------------------------------- ---------------------------
Fidelity(R) VIP Contrafund(R)   Seeks long-term capital appreciation. Normally invests     Fidelity Management &
Portfolio Service Class 2       primarily in common stocks. Invests in securities of       Research Company (FMR),
                                companies whose value it believes is not fully             investment manager; FMR
                                recognized by the public. Invests in either "growth"       U.K. and FMR Far East,
                                stocks or "value" stocks or both. The fund invests in      sub-investment advisers.
                                domestic and foreign issuers.
------------------------------- ---------------------------------------------------------- ---------------------------
Fidelity(R) VIP Mid Cap         Long-term growth of capital. Normally invests primarily    FMR, investment manager;
Portfolio Service Class 2       in common stocks. Normally invests at least 80% of         FMR U.K., FMR Far East,
                                assets in securities of companies with medium market       sub-investment advisers.
                                capitalizations. May invest in companies with smaller or
                                larger market capitalizations. Invests in domestic and
                                foreign issuers. The Fund invests in either "growth" or
                                "value" common stocks or both.
------------------------------- ---------------------------------------------------------- ---------------------------
Fidelity(R) VIP Overseas        Long-term growth of capital. Normally invests primarily    FMR, investment manager;
Portfolio Service Class 2       in common stocks of foreign securities. Normally invests   FMR U.K., FMR Far East,
                                at least 80% of assets in non-U.S. securities.             Fidelity International
                                                                                           Investment Advisors
                                                                                           (FIIA) and FIIA U.K.,
                                                                                           sub-investment advisers.
------------------------------- ---------------------------------------------------------- --------------------------


--------------------------------------------------------------------------------
23   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ---------------------------------------------------------- ------------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------- ---------------------------------------------------------- ------------------------------------
FTVIPT Franklin Income          Maximize income while maintaining prospects for capital    Franklin Advisers, Inc.
Securities Fund - Class 2       appreciation. The Fund normally may invest in both debt
                                and equity securities, including corporate, foreign and
                                U.S. Treasury bonds and stocks.
------------------------------- ---------------------------------------------------------- ------------------------------------
FTVIPT Franklin  Real Estate    Capital appreciation, with current income as a secondary   Franklin Advisers, Inc.
Fund - Class 2                  goal. The Fund normally invests at least 80% of its  net
                                assets in investments of companies operating in the
                                real estate sector.
------------------------------- ---------------------------------------------------------- ------------------------------------
FTVIPT Templeton Global         High current income, consistent with preservation of       Franklin Advisers, Inc.
Income Securities Fund -        capital, with capital appreciation as a secondary
Class 2                         consideration. The Fund normally invests mainly in debt
                                securities of governments and their political
                                subdivisions and agencies, supra-national organizations
                                and companies located anywhere in the world, including
                                emerging markets.
------------------------------- ---------------------------------------------------------- ------------------------------------
Goldman Sachs VIT  Mid Cap      The Goldman Sachs VIT Mid Cap Value Fund seeks             Goldman Sachs Asset  Management,
Value Fund                      long-term capital appreciation. The Fund invests, under    L.P.
                                normal circumstances, at least 80% of its net assets
                                plus any borrowing for investment purposes (measured at
                                time of purchase) in a diversified portfolio of equity
                                investments in mid-capitalization issuers within the
                                range of the market capitalization of companies
                                constituting the Russell Midcap Value Index at the time
                                of investments. If the market capitalization of a
                                company held by the Fund moves outside this range, the
                                Fund may, but is not required to sell the securities.
                                The capitalization range of the Russell Midcap Value
                                Index is currently between $276 million and  $14.9
                                billion. Although the Fund will invest primarily in
                                publicly traded U.S. securities, it may invest up to 25%
                                of its net assets in foreign securities of issuers in
                                emerging countries, and securities quoted in foreign
                                currencies.
------------------------------- ---------------------------------------------------------- ------------------------------------
Oppenheimer Global Securities   Long-term capital appreciation. Invests mainly in common   OppenheimerFunds, Inc.
Fund/VA, Service Shares         stocks of U.S. and foreign issuers that are
                                "growth-type" companies, cyclical industries and special
                                situations that are considered to have appreciation
                                possibilities.
------------------------------- ---------------------------------------------------------- ------------------------------------
Oppenheimer Main Street Small   Seeks capital appreciation. Invests mainly in common       OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares     stocks of small-capitalization U.S. companies that the
                                fund's investment manager believes have favorable
                                business trends or prospects.
------------------------------- ---------------------------------------------------------- ------------------------------------
Oppenheimer Strategic Bond      High level of current income principally derived from      OppenheimerFunds, Inc.
Fund/VA,  Service Shares        interest on debt securities. Invests mainly in three
                                market sectors: debt securities of foreign governments
                                and companies, U.S. government securities and
                                lower-rated  high yield securities of U.S. and foreign
                                companies.
------------------------------- ---------------------------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
24   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ---------------------------------------------------------- ------------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------- ---------------------------------------------------------- ------------------------------------
Putnam VT Health Sciences       Capital appreciation. The fund pursues its goal by         Putnam Investment Management, LLC
Fund -  Class IB Shares         investing mainly in common stocks of companies in the
                                health sciences industries, with a focus on growth
                                stocks. Under normal circumstances, the fund invests at
                                least 80% of its net assets in securities of (a)
                                companies that derive at least 50% of their assets,
                                revenues or profits from the pharmaceutical, health care
                                services, applied research and development and medical
                                equipment and supplies industries, or (b) companies
                                Putnam Management thinks have the potential for growth
                                as a result of their particular products, technology,
                                patents or other market advantages in the health
                                sciences industries.
------------------------------- ---------------------------------------------------------- ------------------------------------
Putnam VT Small Cap Value       Capital appreciation. The fund pursues its goal by         Putnam Investment Management, LLC
Fund -  Class IB Shares         investing mainly in common stocks of U.S. companies,
                                with a focus on value stocks. Under normal
                                circumstances, the fund invests at least 80% of its net
                                assets in small companies of a size similar to those in
                                the Russell 2000 Value Index.
------------------------------- ---------------------------------------------------------- ------------------------------------
Van Kampen Life Investment      Capital growth and income through investments in equity    Van Kampen Asset Management
Trust Comstock Portfolio        securities, including common stocks, preferred stocks
Class II Shares                 and securities convertible into common and preferred
                                stocks.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wanger U.S. Smaller Companies   Long-term growth of capital. Invests primarily in stocks   Columbia Wanger Asset  Management,
                                of small- and medium-size U.S. companies with market       L.P.
                                capitalizations of less than $5 billion at time of
                                initial purchase.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage Asset     Long-term total return consistent with reasonable risk.    Wells Fargo Funds Management, LLC,
Allocation Fund                 The Fund invests in equity and fixed income securities     adviser; Wells Capital Management
                                with an emphasis on equity securities. The Fund does not   Incorporated, subadviser.
                                select individual securities for investment, rather, it
                                buys substantially all of the securities of various
                                indexes to replicate such indexes. The Fund invests the
                                equity portion of its assets in common stocks to
                                replicate the S&P 500 Index, and invests the fixed
                                income portion of its assets in U.S. Treasury Bonds to
                                replicate the Lehman Brothers 20+ Treasury Index. The
                                Fund seeks to maintain a 95% or better performance
                                correlation with the respective indexes, before fees and
                                expenses, regardless of market conditions. The Fund's
                                "neutral" target allocation is 60% equity securities and
                                40% fixed income securities.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage C&B       Maximum long-term total return consistent with             Wells Fargo Funds Management, LLC,
Large Cap  Value Fund           minimizing risk to principal. The Fund seeks maximum       adviser; Cooke & Bieler, L.P.,
                                long-term total return, consistent with minimizing risk    subadviser.
(previously Wells Fargo VT      to principal. The Fund principally invests in
Equity Value Fund)              large-capitalization securities, which we define as
                                securities of companies with market capitalizations of
                                $1 billion or more. The Fund seeks total return by
                                targeting companies that we believe are undervalued,
                                possess strong financial positions and have a
                                consistency and predictability on their earnings growth.
------------------------------- ---------------------------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
25   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

------------------------------- ---------------------------------------------------------- ------------------------------------
FUND NAME                       INVESTMENT OBJECTIVES AND POLICIES                         INVESTMENT ADVISER
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage Equity    Long-term capital appreciation and above-average           Wells Fargo Funds Management, LLC,
Income Fund                     dividend income. The Fund invests primarily in equity      adviser; Wells Capital Management
                                securities that the advisers believe are undervalued in    Incorporated, subadviser.
                                relation to various valuation measures, and that have
                                strong return potential and above-average dividend
                                income. The Fund invests principally in securities of
                                companies with market capitalizations of $3 billion or
                                more.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage           Long-term capital appreciation. The Fund seeks long-term   Wells Fargo Funds Management, LLC,
International Core Fund         capital appreciation by investing principally in           adviser; New Star Institutional
                                non-U.S. securities, with focus on companies with strong   Managers Limited, subadviser.
(previously Wells Fargo VT      growth potential that offer relative values. These
International  Equity Fund)     companies typically have distinct competitive
                                advantages, high or improving returns on invested
                                capital and a potential for positive earnings surprises.
                                The Fund may invest in emerging markets.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage Large     Total return comprised of long-term capital appreciation   Wells Fargo Funds Management, LLC,
Company Core Fund               and current income. The Fund invests at least 80% of its   adviser; Matrix Asset Advisors,
                                assets in securities of large-capitalization companies,    Inc., subadviser.
(previously Wells Fargo VT      which are defined as those with market capitalizations
Growth Fund)                    of  $3 billion or more. The Fund may invest up to 25% of
                                the Fund's assets in foreign securities through ADRs and
                                similar investments.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage Large     Long-term capital appreciation. Invests in the common      Wells Fargo Funds Management, LLC,
Company  Growth Fund            stocks of large U.S. companies that the adviser believes   adviser; Peregrine Capital
                                have superior growth potential. Investments are            Management, Inc., subadviser.
                                principally in securities of companies with market
                                capitalizations of  $3 billion or more.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage Money     Current income, while preserving capital and liquidity.    Wells Fargo Funds Management, LLC,
Market Fund                     Invests primarily in high-quality money market             adviser; Wells Capital Management
                                instruments.                                               Incorporated, subadviser.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage Small     Long-term capital appreciation. Focus is on companies      Wells Fargo Funds Management, LLC,
Cap Growth Fund                 believed to have above-average growth potential or that    adviser; Wells Capital Management
                                may be involved in new or innovative products, services    Incorporated, subadviser.
                                and processes. Invests principally in securities of
                                companies with market capitalizations equal to or lower
                                than the company with the largest market capitalization
                                in the Russell 2000 Index, which is considered a small
                                capitalization index that is expected to change
                                frequently.
------------------------------- ---------------------------------------------------------- ------------------------------------
Wells Fargo Advantage Total     Total return consisting of income and capital              Wells Fargo Funds Management, LLC,
Return Bond Fund                appreciation. The Fund invests in a broad range of         adviser; Wells Capital Management
                                investment-grade debt securities, including U.S.           Incorporated, subadviser.
                                Government obligations, corporate bonds, mortgage- and
                                other asset-backed securities and money-market
                                instruments. Under normal circumstances, we expect to
                                maintain an overall effective duration range between 4
                                and 5 1/2 years.
------------------------------- ---------------------------------------------------------- ------------------------------------


--------------------------------------------------------------------------------
26   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available in some states.

Currently, unless an asset allocation program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.


We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

o  Securities   issued   by   the   U.S.   government   or   its   agencies   or
   instrumentalities, which issues may or may not be guaranteed by the U.S. government;


o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;


o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the one-year fixed account or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


--------------------------------------------------------------------------------
27   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor(SM) Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

o transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;


o automatic rebalancing under any Portfolio Navigator asset allocation model we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator asset allocation model;


o amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

o  amounts withdrawn for fees and charges; and

o  amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

               IF YOUR GPA RATE IS:                              THE MVA IS:
             Less than the new GPA rate + 0.10%                    Negative
             Equal to the new GPA rate + 0.10%                     Zero
             Greater than the new GPA rate + 0.10%                 Positive

For examples, see Appendix A.

THE ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program is in effect, you may also allocate purchase payments or transfer accumulated value to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and American Enterprise Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.


There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


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28   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

BUYING YOUR CONTRACT

Your registered representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)


When you apply, you may select (if available in your state):

o GPAs, the one-year fixed account and/or subaccounts in which you want to invest;


o  how you want to make purchase payments;


o  the length of the withdrawal charge schedule (5 or 7 years);

o  a beneficiary;

o  the optional Portfolio Navigator asset allocation program(1); and

o  one of the following Death Benefits:

   -  ROP Death Benefit;

   -  MAV Death Benefit(2);

   -  5% Accumulation Death Benefit(2); or

   -  Enhanced Death Benefit(2).

In addition, you may also select (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):

o  Accumulation Protector Benefit(SM) rider

o  Guarantor(SM) Withdrawal Benefit rider(3)

o  Income Assurer Benefit(SM) - MAV rider(4)

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider(4)

o Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base rider(4)

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:

o  Benefit Protector(SM) Death Benefit rider(5)

o  Benefit Protector(SM) Plus Death Benefit rider(5)

(1)    There is no additional charge for this feature.

(2) Available if both you and the annuitant are age 79 or younger at contract issue. The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector(SM) and Benefit Protector(SM) Plus Death Benefit riders.

(3) Available if you and the annuitant are age 79 or younger at contract issue.

(4)    Available if the annuitant is age 75 or younger at contract issue.

(5) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit.


The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs. The amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.


If your application is complete, we will process it and apply your purchase payment and any purchase payment credit to the GPAs, one-year fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


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29   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

o  no earlier than the 30th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

o for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.


BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

For contracts issued in Alabama, purchase payments are limited and may not be made after the first contract anniversary.


For contracts issued in Massachusetts and Washington, purchase payments are limited and you may not make purchase payments after the third contract anniversary.


MINIMUM INITIAL PURCHASE PAYMENT

   $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

   $50 for SIPs

   $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*

   $1,000,000


* This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor(SM) Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider.


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30   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SIP

Contact your registered representative to complete the necessary SIP paperwork.

PURCHASE PAYMENT CREDITS

Contracts with a seven-year withdrawal charge schedule will receive a purchase payment credit with any payment made to the contract. If you have a seven-year withdrawal charge schedule, we apply a credit to your contract of 1% of your current payment. We apply this credit immediately. We allocate the credit to the GPAs, the one-year fixed account and the subaccounts in the same proportions as your purchase payment.

Purchase payment credits are not available for contracts with a five-year withdrawal charge schedule.

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges -- Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contact is fully withdrawn. We prorate this charge among the GPAs, the one-year fixed account, and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

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31   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE

We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees.

The mortality and expense risk fee you pay is based on the death benefit guarantee you select, whether the contract is a qualified annuity or a nonqualified annuity and the withdrawal charge schedule that applies to your contract.

SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE                               QUALIFIED ANNUITIES        NONQUALIFIED ANNUITIES
ROP Death Benefit                                                          1.00%                        1.15%
MAV Death Benefit                                                          1.20                         1.35
5% Accumulation Death Benefit                                              1.35                         1.50
Enhanced Death Benefit                                                     1.40                         1.55

FIVE-YEAR WITHDRAWAL CHARGE SCHEDULE
ROP Death Benefit                                                          1.20%                        1.35%
MAV Death Benefit                                                          1.40                         1.55
5% Accumulation Death Benefit                                              1.55                         1.70
Enhanced Death Benefit                                                     1.60                         1.75

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge will cover sales and distribution expenses.


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER FEE

We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Accumulation Protector Benefit(SM) rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Protector Benefit(SM) rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Accumulation Protector Benefit(SM) rider charge will not exceed a maximum of 1.75%.

We will not change the Accumulation Protector Benefit(SM) rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.


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32   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

Once you elect the Guarantor(SM) Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently the Guarantor(SM) Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model for new contract owners. The Guarantor(SM) Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.

We will not change the Guarantor(SM) Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator asset allocation model after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator asset allocation model after we have exercised our rights to charge a separate rider charge for each model.

If you choose the Elective Step Up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

If you choose to step up before the third contract anniversary, the Guarantor(SM) Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the Elective Step Up.

The fee does not apply after annuity payouts begin.


INCOME ASSURER BENEFIT(SM) RIDER FEE


We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit(SM) rider you select. There are three Income Assurer Benefit(SM) rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit(SM) Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit(SM) rider is as follows:

                                                                              MAXIMUM                      CURRENT
Income Assurer Benefit(SM) - MAV                                               1.50%                         0.30%(1)
Income Assurer Benefit(SM) - 5% Accumulation Benefit Base                      1.75                          0.60(1)
Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base    2.00                          0.65(1)

(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit(SM) - MAV -- 0.55%, Income Assurer Benefit(SM) - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.

We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.


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33   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Currently the Income Assurer Benefit(SM) charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model for new contract owners but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit(SM) charge after the rider effective date, unless you change your Portfolio Navigator model after we have exercised our rights to increase the charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

For an example of how each Income Assurer Benefit(SM) rider fee is calculated, see Appendix B.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


WITHDRAWAL CHARGE


If you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal charge lasts for 7 years or 5 years, depending on which withdrawal charge schedule you select when you purchase the contract (See "Expense Summary").

You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Guarantor(SM) Withdrawal Benefit rider:

CONTRACTS WITHOUT GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

o  10% of the contract value on the prior contract anniversary*; and

o  current contract earnings.

CONTRACTS WITH GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

o  10% of the contract value on the prior contract anniversary*;

o  current contract earnings; and

o  the Remaining Benefit Payment.

* We consider your initial purchase payment and purchase payment credit to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.


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34   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 5-YEAR AND 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select the 7-Year withdrawal charge schedule, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 3%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

For an example, see Appendix C.



WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

o  withdrawals of any contract earnings;


o withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

o if you elected the Guarantor(SM) Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;

o required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

o contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge.)


o withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

o  amounts we refund to you during the free look period;* and

o  death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract -- Purchase Payment Credits.")

CONTINGENT EVENTS

o Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

o To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the death benefit guarantee and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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35   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocate to the GPAs and the one-year fixed account directly in dollars. The value of the GPAs and the one-year fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the GPAs and the one-year fixed account;

o plus any purchase payment credits allocated to the GPAs and one-year fixed account;

o  plus interest credited;

o minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges) and amounts transferred out;


o  minus any prorated portion of the contract administrative charge; and

o minus the prorated portion of the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal; transfer amounts out of a subaccount; or we assess a contract administrative charge, a withdrawal charge, or fee for any optional contract riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;

o  any purchase payment credits allocated to the subaccounts;

o  transfers into or out of the subaccounts;

o  partial withdrawals;

o  withdrawal charges;

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36   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
and the deduction of a prorated portion of:

o  the contract administrative charge; and

o  the fee for any of the following optional benefits you have selected:

   -  Accumulation Protector Benefit(SM) rider;

   -  Guarantor(SM) Withdrawal Benefit rider;

   -  Income Assurer Benefit(SM) rider;

   -  Benefit Protector(SM) rider; or

   -  Benefit Protector(SM) Plus rider.


Accumulation unit values will fluctuate due to:


o  changes in fund net asset value;

o  fund dividends distributed to the subaccounts;

o  fund capital gains or losses;

o  fund operating expenses; and

o mortality and expense risk fee and the variable account administrative charge.


MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA or the one-year fixed account will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS
                                                                                                         NUMBER
                                                             AMOUNT          ACCUMULATION               OF UNITS
                                            MONTH           INVESTED          UNIT VALUE                PURCHASED
By investing an equal number
of dollars each month ...                    Jan              $ 100              $ 20                    5.00

                                             Feb                100                18                    5.56

you automatically buy more                   Mar                100                17                    5.88
units when the per unit market
price is low ...                   ---->     Apr                100                15                    6.67

                                             May                100                16                    6.25

                                             Jun                100                18                    5.56

                                             Jul                100                17                    5.88

                                             Aug                100                19                    5.26
and fewer units when the per
unit market price is high.         ---->     Sept               100                21                    4.76

                                             Oct                100                20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Automated dollar-cost averaging is not available when a Portfolio Navigator asset allocation model is in effect (see "Asset Allocation Program" below).

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37   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the one-year fixed account or any GPA, except under any Portfolio Navigator asset allocation model. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your registered representative.

Different rules apply to asset rebalancing under a Portfolio Navigator asset allocation model (see "Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


We currently offer an asset allocation program called Portfolio Navigator. You may elect to participate in the asset allocation program, and there is no additional charge. If you purchase an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you are required to participate in the asset allocation program under the terms of the rider.

This asset allocation program allows you to allocate your contract value to an asset allocation model portfolio that consists of subaccounts and may include, if available, certain GPAs and/or the one-year fixed account that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur. Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.


Your registered representative can help you determine which asset allocation model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.


Currently, there are five asset allocation model portfolios ranging from conservative to aggressive. You may not use more than one asset allocation model portfolio at a time. You are allowed to request a change to another asset allocation model portfolio twice per contract year. Each asset allocation model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your purchase payments and purchase payment credits in the subaccounts and any GPAs and/or the one-year fixed account according to the allocation percentages stated for the specific asset allocation model portfolio you have selected. You also authorize us to automatically rebalance your contract values quarterly beginning 3 months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the asset allocation model portfolio.


Special rules apply to the GPAs when they are included in an asset allocation model portfolio. Under these rules:


o no MVA will apply when rebalancing occurs within a specific asset allocation model portfolio (but an MVA will apply if you elect to move to a new asset allocation model portfolio); and


o no MVA will apply when you elect an annuity payout plan while your contract value is invested in an asset allocation model portfolio (see "Guarantee Period Accounts -- Market Value Adjustment").

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. However, you cannot elect to participate in the asset allocation program again until nine months after the date you discontinue your participation in the asset allocation program.


We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you. If permitted under applicable securities law, we reserve the right to:

o automatically reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio; or,

o reallocate your current asset allocation model portfolio to an updated version of your current asset allocation model portfolio with your consent.

We also reserve the right to discontinue the asset allocation program for those who elect to participate in it while maintaining the asset allocation program, or a similar program, for contract owners who have selected an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider. We will give you 30 days' written notice of any such change.


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38   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH CERTAIN OPTIONAL BENEFITS

If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit(SM) rider, Guarantor(SM) Withdrawal Benefit rider or Income Assurer Benefit(SM) rider, you may not discontinue your participation in the asset allocation program unless permitted in accordance with the terms of the rider as summarized below:

o ACCUMULATION PROTECTOR BENEFIT(SM) RIDER: You cannot terminate the Accumulation Protector Benefit(SM) rider. As long as the Accumulation Protector Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. The rider automatically ends at the end of the waiting period. You may discontinue the use of an asset allocation program at that time. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE ACCUMULATION PROTECTOR BENEFIT(SM) RIDER IS IN EFFECT.

o GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER: Because the Guarantor(SM) Withdrawal Benefit rider requires that your contract value be invested in one of the asset allocation model portfolios for the life of the contract, and you cannot terminate the Guarantor(SM) Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the asset allocation model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

o INCOME ASSURER BENEFIT(SM) RIDER: You can terminate the Income Assurer Benefit(SM) rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. As long as the Income Assurer Benefit(SM) rider is in effect, your contract value must be invested in one of the asset allocation model portfolios. At all other times if you do not want to participate in any of the asset allocation model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT(SM) RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE ASSET ALLOCATION MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT(SM) RIDER IS IN EFFECT.



TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator asset allocation model is in effect.


You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our administrative office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our administrative office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVTIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a subaccount invests;

o increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

o preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


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39   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.


If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S. mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o  not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.


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40   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.


o You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. We reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

o You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

o If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

o Once annuity payouts begin, you may not make any transfers to the GPAs or the one-year fixed account.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or withdrawal to our administrative office:


AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
829 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or withdrawals:            $500 or entire account balance

MAXIMUM AMOUNT
Transfers or withdrawals:            Contract value or entire account balance


* Failure to provide a Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


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41   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your registered representative can help you set up automated transfers or partial withdrawals among your GPAs, one-year fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

o Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

o Automated withdrawals may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial withdrawals are in effect.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT
Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor(SM) Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor(SM) Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").

In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


--------------------------------------------------------------------------------
42   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWAL POLICIES


If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value. You may request that a partial withdrawal be taken from one or more investment options unless an asset allocation program is in effect for your contract. After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


RECEIVING PAYMENT

By regular or express mail:

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;

   -- the NYSE is closed, except for normal holiday and weekend closings;

   -- trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL WITHDRAWAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   -- you are at least age 59 1/2;

   -- you are disabled as defined in the Code;

   -- you severed employment with the employer who purchased the contract; or

   -- the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


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43   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

o  ROP Death Benefit;

o  MAV Death Benefit;

o  5% Accumulation Death Benefit; or

o  Enhanced Death Benefit.


If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit, less any purchase payment credits added to the contract in the last 12 months, to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you choose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

      ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =             PW X DB
                                                                                        -------------------
                                                                                                CV

   PW = the partial withdrawal including any applicable withdrawal charge or MVA.

   DB = the death benefit on the date of (but prior to) the partial withdrawal

   CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus adjusted partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

o  the amounts allocated to the subaccounts at issue increased by 5%;

o  plus any subsequent amounts allocated to the subaccounts;

o  minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

   5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED PARTIAL WITHDRAWALS =            PWT X VAF
                                                                                     -------------------------
                                                                                                SV


     PWT = the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.


     VAF = variable account floor on the date of (but prior to) the transfer or partial withdrawal.

      SV = value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments and purchase payment credits allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

--------------------------------------------------------------------------------
44   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments and purchase payment credits, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:


1. contract value; or

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals.


The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.


IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals; or

3. the MAV on the date of death.


5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:


1. contract value;

2. total purchase payments and purchase payment credits, minus adjusted partial withdrawals; or

3. the 5% variable account floor.


ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:


1. contract value;

2. total purchase payments and purchase payment credits minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.


For an example of how each death benefit is calculated, see Appendix D.


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) rider and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
45   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


   Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit(SM) and the Benefit Protector(SM) Plus riders, if selected, will terminate. The Accumulation Protector Benefit(SM) rider and Guarantor(SM) Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death; and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.


o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS


ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

The Accumulation Protector Benefit(SM) rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit(SM) rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:

------------------------------------------------------------- ---------------------------------------------------------------
ON THE BENEFIT DATE, IF:                                      THEN YOUR ACCUMULATION PROTECTOR BENEFIT(SM) RIDER BENEFIT IS:
------------------------------------------------------------- ---------------------------------------------------------------
The Minimum Contract Accumulation Value (defined below) as    The contract value is increased on the benefit date to
determined under the Accumulation Protector Benefit(SM)       equal the Minimum Contract Accumulation Value as
rider is greater than your contract value,                    determined under the Accumulation Protector Benefit(SM)
                                                              rider on the benefit date.
------------------------------------------------------------- ---------------------------------------------------------------
The contract value is equal to or greater than the  Minimum   Zero; in this case, the Accumulation Protector
Contract Accumulation Value as determined  under the          Benefit(SM) rider  ends without value and no benefit is
Accumulation Protector Benefit(SM) rider,                     payable.
------------------------------------------------------------- ---------------------------------------------------------------

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit(SM) rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit(SM) rider on the valuation date your contract value reached zero.


--------------------------------------------------------------------------------
46   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If this rider is available in your state, you may elect the Accumulation Protector Benefit(SM) at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit(SM) rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit(SM) rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit(SM) may not be purchased with the optional Guarantor(SM) Withdrawal Benefit rider or any Income Assurer Benefit(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. This feature of the Accumulation Protector Benefit(SM) may not be available in all states.

You should consider whether an Accumulation Protector Benefit(SM) rider is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit(SM) rider;

o if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit(SM) rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

o if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit(SM) rider, which is the length of the waiting period under the Accumulation Protector Benefit(SM) rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit(SM) rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit(SM) rider may provide;

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and

o the 10 year waiting period under the Accumulation Protector Benefit(SM) rider may be restarted if you elect to change asset allocation models to one that causes the Accumulation Protector Benefit(SM) rider charge to increase (see "Charges").

Be sure to discuss with your registered representative whether a Accumulation Protector Benefit(SM) rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT(SM):

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit(SM) rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


--------------------------------------------------------------------------------
47   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit(SM) rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

   The rider will terminate before the benefit date without paying a benefit on the date:

   o  you take a full withdrawal; or

   o  annuitization begins; or

   o  the contract terminates as a result of the death benefit being paid.

   The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


The Guarantor(SM) Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge. The Guarantor(SM) Withdrawal Benefit initially provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year). As long as your withdrawals in each contract year do not exceed the GBP, you will not be assessed a withdrawal charge.


--------------------------------------------------------------------------------
48   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

If you withdraw an amount greater than the GBP in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

o withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the GBP and,


o  the Guaranteed Benefit Amount will be adjusted as described below; and

o  the Remaining Benefit Amount will be adjusted as described below.


For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Withdrawal Charges"). Market value adjustments, if applicable, will also be made (see "Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits, Benefit Protector(SM) and Benefit Protector(SM) Plus riders (see "Benefits in Case of Death" and "Optional Benefits"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").

An annual Elective Step Up option is available for 30 days after the contract anniversary. This option allows you to step up the Remaining Benefit Amount and Guaranteed Benefit Amount to:

o the contract value on the valuation date we receive your written request to step up (Rider A)(1); or

o  the contract value on the contract anniversary date (Rider B)(1).

The annual Elective Step Up is subject to the following rules:


o if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

o if you take any withdrawals during the first three years, the annual step up will not be available until the third contract anniversary;

o if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the excess withdrawal procedures discussed under the Guaranteed Benefit Amount and Remaining Benefit Amount headings below; and


o you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

If you exercise the annual step up election, the special spousal continuation step up election (described below) or change your Portfolio Navigator asset allocation model, the rider charge may change (see "Charges").

If you and the annuitant are 79 or younger at contract issue, you may choose to add the Guarantor(SM) Withdrawal Benefit rider to your contract. This benefit may not be available in your state. You must elect the Guarantor(SM) Withdrawal Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. Once elected, the Guarantor(SM) Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor(SM) Withdrawal Benefit rider, you may not elect an Income Assurer Benefit(SM) rider or the Accumulation Protector Benefit(SM) rider.

You should consider whether the Guarantor(SM) Withdrawal Benefit is appropriate for you because:

o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o withdrawals before age 59 1/2 may incur an IRS early withdrawal penalty and may be considered taxable income. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distribution Requirement"). If you have a qualified annuity, you may need to take a minimum distribution that is greater than your GBP in any contract year. If you withdraw more than the GBP in any contract year to satisfy an RMD, this will constitute an excess withdrawal, as defined above, and the excess withdrawal procedures described below will apply to the Guaranteed Benefit Amount and the Remaining Benefit Amount. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

o  we reserve the right to limit the cumulative amount of purchase payments.

(1) We currently offer two versions of this benefit, Rider A and Rider B. Before April 29, 2005 we only offered Rider B. We began offering Rider A, in states where it is approved, and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005, the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchase a contract on or after April 29, 2005 with this benefit, the version we offer you depends on which state you live in. Ask your registered representative which version of the rider, if any, is available in your state. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.


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THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE
DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

o at contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the GBA remains unchanged;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA:

   GBA EXCESS WITHDRAWAL PROCEDURE

   The GBA will automatically be reset to the lesser of (a) the GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments and the excess withdrawal procedure results in a reduction of the total GBA, each payment's GBA will be reset in the following manner:

   1. If the contract value before the excess withdrawal is less than or equal to the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset equal to that payment's Remaining Benefit Amount after the withdrawal.

   2. If the contract value before the excess withdrawal is greater than the Remaining Benefit Amount before the excess withdrawal, each payment's GBA after the withdrawal will be reset to that payment's Remaining Benefit Amount after the withdrawal plus (a) times (b) divided by (c), where:

      (a) is the total GBA after the withdrawal less the total Remaining Benefit Amount after the withdrawal;

      (b) is the ratio of that payment's GBA before the withdrawal to that payment's Remaining Benefit Amount before the withdrawal minus one, and

      (c) is the sum of the values as determined in (b) for each individual payment before the withdrawal.

o  at step up -- (see "Elective Step Up" below).


REMAINING BENEFIT AMOUNT


The Remaining Benefit Amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

o at contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

o when you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

o when you make a partial withdrawal -- if all of your withdrawals in the current contract year are less than or equal to the GBP, the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal.


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o  when you make a partial withdrawal -- if all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP prior to the current withdrawal; or you make any withdrawal in a contract year after a step up but before the third contract anniversary, THEN, THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA:

   RBA EXCESS WITHDRAWAL PROCEDURE


   The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

   If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:


   The withdrawal amount up to the Remaining Benefit Payment (defined below) is taken out of each RBA bucket in proportion to its Remaining Benefit Payment at the time of the withdrawal; and the withdrawal amount above the Remaining Benefit Payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

o  at step up -- (see "Elective Step Up" below).


GUARANTEED BENEFIT PAYMENT


The GBP is the withdrawal amount that you are entitled to take each contract year until the RBA is depleted. The GBP is equal to 7% of the GBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

The Total Free Amount (TFA) you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Withdrawal Charge") may be greater than the GBP. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP available for you to withdraw under the terms of the rider is subject to the GBA and RBA excess withdrawal procedures described above.

REMAINING BENEFIT PAYMENT

At the beginning of each contract year, the Remaining Benefit Payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA. Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


ELECTIVE STEP UP


You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. NOTE THAT SPECIAL RULES, DESCRIBED ABOVE, MAY LIMIT ELECTIVE STEP UPS IN THE FIRST 3 CONTRACT YEARS.

Depending on whether you have Rider A or Rider B, the elective step up will be determined as follows:

RIDER A

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA.

The effective date of the step up is the valuation date we receive your written request to step up.

The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

The GBA will be increased to an amount equal to the greater of the GBA immediately prior to the step up or the contract value on the valuation date we receive your written request to step up.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up less any withdrawals made during that contract year.

RIDER B

You may only step up if your contract anniversary value is greater than the RBA.

The effective date of the step up is the contract anniversary.

The RBA will be increased to an amount equal to the contract anniversary value.

The GBA will be increased to an amount equal to the greater of the GBA immediately before the step up or the contract anniversary value.

The GBP will be increased to an amount equal to the greater of the GBP immediately prior to the step up or 7% of the GBA after the step up.

The RBP will be increased to the lesser of the RBA after the step up or the GBP after the step up.


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You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

If you take any partial withdrawals before the third contract anniversary, the annual step up election is not available until the third contract anniversary. If you choose to step up on the first or second contract anniversary but then take a withdrawal before the third contract anniversary, any prior step ups will be removed and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures described above.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the annual elective step up.

RIDER A

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

RIDER B

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

The special spousal continuation step up is not available to non-spouse beneficiaries that continue the contract.

GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.


Under this option the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Internal Revenue Code.


IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

o  you will be paid according to the annuity payout option described above;


o  we will no longer accept additional purchase payments;

o  you will no longer be charged for the rider;

o  any attached death benefit riders will terminate; and

o the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix F.


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INCOME ASSURER BENEFIT(SM) RIDERS

There are three optional Income Assurer Benefit(SM) riders available under your contract:

o  Income Assurer Benefit(SM) - MAV;

o  Income Assurer Benefit(SM) - 5% Accumulation Benefit Base; or

o  Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


The Income Assurer Benefit(SM) riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit(SM) rider. This section is followed by a description of each specific Income Assurer Benefit(SM) rider and how it is calculated.

You should consider whether an Income Assurer Benefit(SM) rider is appropriate for you because:


o you must elect one of the asset allocation models of the Portfolio Navigator. This requirement limits your choice of subaccounts, the one-year fixed account and GPAs (if available), to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program");

o if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit(SM) is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit(SM) rider with a qualified annuity;


o you must hold the Income Assurer Benefit(SM) for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator asset allocation model to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit(SM)");


o the Income Assurer Benefit(SM) rider terminates* on the contract anniversary after the annuitant's 86th birthday; and

o you can only exercise the Income Assurer Benefit(SM) within 30 days after a contract anniversary following the expiration of the 10-year waiting period.


* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.



If the Income Assurer Benefit(SM) rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit(SM) you select (see "Charges -- Income Assurer Benefit(SM) Rider Fee"). The effective date of the rider will be the contract issue date. The Guarantor(SM) Withdrawal Benefit and the Accumulation Protector Benefit(SM) riders are not available with any Income Assurer Benefit(SM) rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether an Income Assurer Benefit(SM) rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your registered representative whether an Income Assurer Benefit(SM) rider is appropriate for your situation.


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HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER
BENEFIT(SM) RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit(SM) rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit(SM). Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the AXP(R) Variable Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded Investment Options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments and purchase payment credits paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:


(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal, and


(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment Options under Contract Data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your asset allocation model to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT(SM):

EXERCISING THE RIDER

Rider exercise conditions are:

o you may only exercise the Income Assurer Benefit(SM) rider within 30 days after any contract anniversary following the expiration of the Waiting Period;

o  the annuitant on the retirement date must be between 50 to 86 years old; and

o you can only take an annuity payment in one of the following annuity payment plans:


   1) Plan A -- Life Annuity - No Refund;


   2) Plan B -- Life Annuity with Ten or Twenty Years Certain;

   3) Plan D -- Joint and Last Survivor Life Annuity - No Refund;

   4) Plan D -- Joint and Last Survivor Life Annuity with Twenty Years Certain;
                or

   5) Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

Fixed annuity payments under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables.") Your annuity payouts remain fixed for the lifetime of the annuity payout period.


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First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

    P SUB(t-1) (1 + i)
    -----------------   =  P SUB(t)
          1.05

      P SUB(t-1) = prior annuity payout

      P SUB(t)   = current annuity payout

      i          = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity variable payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


TERMINATING THE RIDER

Rider termination conditions are:

o you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

o you may terminate the rider any time after the expiration of the waiting period;

o the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and

o the rider will terminate* on the contract anniversary after the annuitant's 86th birthday.

* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT(SM) RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT(SM) - MAV

The guaranteed income benefit base for the Income Assurer Benefit(SM) - MAV is the greater of these three values:

1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or


3. the maximum anniversary value.


MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals.


Thereafter, we increase the MAV by any additional purchase payments and purchase payment credits and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


If we exercise our right to not reflect excluded payments in the calculation of the guaranteed income benefit base, we will calculate the guaranteed income benefit base as the greatest of these three values:


1. contract value less the market value adjusted excluded payments; or


2. total purchase payments plus purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment and purchase payment credit multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


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55   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:


o the total purchase payments and purchase payment credits made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus


o an amount equal to 5% of your initial purchase payment and purchase payment credit allocated to the protected investment options.


On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments and purchase payment credits to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and purchase payment credit and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payment and purchase payment credits withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and


(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:


1. contract value less the market value adjusted excluded payments (described above); or


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor, less 5% adjusted excluded payments.


5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and credit accumulated at 5% for the number of full contract years they have been in the contract.


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56   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS
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INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

The guaranteed income benefit base for the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;

2. the total purchase payments and purchase payment credits made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:


1. contract value less the market value adjusted excluded payments (described above);


2. total purchase payments and purchase payment credits, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or


4. the 5% variable account floor, less 5% adjusted excluded payments (described above).

For an example of how each Income Assurer Benefit rider is calculated, see Appendix G.


BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM))

The Benefit Protector(SM) is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) to your contract. You must elect the Benefit Protector(SM) at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector(SM) Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) is appropriate for your situation.


The Benefit Protector(SM) provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit, plus:

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: For purposes of the Benefit Protector(SM) and Benefit Protector(SM) Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR(SM)

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

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57   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector(SM) Death Benefit Rider within 30 days of the date they elect to continue the contract.



For an example, see Appendix H.


BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR(SM) PLUS)

The Benefit Protector(SM) Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector(SM) Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector(SM) rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector(SM) Plus to your contract. You must elect the Benefit Protector(SM) Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through transfer, exchange or rollover. You may not select this rider if you select the Benefit Protector(SM) Rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your registered representative and tax advisor whether or not the Benefit Protector(SM) Plus is appropriate for your situation.


The Benefit Protector(SM) Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector(SM) described above, plus:

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                         PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR            UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                           0%                                               0%
Three and Four                       10%                                            3.75%
Five or more                         20%                                             7.5%

Another way to describe the benefits payable under the Benefit Protector(SM) Plus rider is as follows:

o  the applicable death benefit, plus

                         IF YOU AND THE ANNUITANT ARE UNDER           IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR            AGE 70 ON THE RIDER EFFECTIVE DATE, ADD...   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD...
One                      Zero                                          Zero
Two                      40% x earnings at death (see above)           15% x earnings at death
Three & Four             40% x (earnings at death + 25% of initial     15% x (earnings at death + 25% of initial purchase payment*)
                         purchase payment*)
Five or more             40% x (earnings at death + 50% of initial     15% x (earnings at death + 50% of initial purchase payment*)
                         purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR(SM) PLUS

o You may terminate the rider within 30 days of the first rider anniversary.

o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector(SM) Plus and substitute the applicable death benefit (see "Benefits in Case of Death").



For an example, see Appendix I.


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58   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS



You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit(SM).


o PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN B - LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly payments for a guaranteed payout period of twenty years. If the annuitant dies, we will continue to pay the beneficiary until the 20-year period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


o PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

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59   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


o PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: Monthly annuity payments will be paid during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies we will continue to make monthly payments during the lifetime of the survivor. If the survivor dies before we have made payments for 20 years, we continue to make payments to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payment is made.

o PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (EXCEPTION: If you have an Income Assurer Benefit(SM) and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 6.00% and 7.85% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

o GUARANTOR(SM) WITHDRAWAL BENEFIT - ANNUITY PAYOUT OPTION: If you have a Guarantor(SM) Withdrawal Benefit rider under your contract, you may elect the Guarantor(SM) Withdrawal Benefit fixed annuity payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor(SM) Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


o in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

o in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

o over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.


IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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60   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, the one-year fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


WITHDRAWALS: If you withdraw part of your nonqualified contract before your annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds your investment.

If you withdraw all of your nonqualified contract before annuity payouts begin, including withdrawals under the Guarantor Withdrawal Benefit(SM) rider, your withdrawal will be taxed to the extent that the withdrawal value immediately before the withdrawal exceeds your investment.


You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.


WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.


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61   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


o because of your death or in the event of non-natural ownership, the death of the annuitant;


o  because you become disabled (as defined in the Code);


o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o  if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified (under Sections 403 or 408 of the Code) annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


WITHDRAWALS: Under a qualified annuity, except a Roth IRA, the entire withdrawal will generally be includable as ordinary income and is subject to tax unless:
(1) the contract is an IRA to which you made non-deductible contributions; or
(2) you rolled after-tax dollars from a retirement plan into your IRA, or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

State withholding also may be imposed on taxable distributions.


WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: IRAs and TSAs are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


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62   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA or SEP), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.


PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs only); or

o  to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when withdrawn or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT THE MAV DEATH BENEFIT, 5% ACCUMULATION DEATH BENEFIT, ENHANCED DEATH BENEFIT, ACCUMULATION PROTECTOR BENEFIT(SM), GUARANTOR(SM) WITHDRAWAL BENEFIT, INCOME ASSURER BENEFIT(SM), BENEFIT PROTECTOR(SM), OR BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDERS: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.


We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge your qualified contract.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

AMERICAN ENTERPRISE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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63   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;

o  the existing funds become unavailable; or

o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

o  add new subaccounts;

o  combine any two or more subaccounts;


o  transfer assets to and from the subaccounts or the variable account; and

o  eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the AXP(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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64   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER


American Express Financial Advisors Inc. (AEFA), an affiliate of ours, serves as the principal underwriter and general distributor of the contract. AEFA's offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

SALES OF THE CONTRACT

o Only securities broker-dealers ("selling firms") registered with the SEC and members of the NASD may sell the contract.

o We and AEFA have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its registered representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS

o We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.5% each time a purchase payment is made. Other plans pay selling firms a smaller commission on purchase payments, and then pay on-going commissions ("trail commissions"). We may pay trail commissions of up to 1.5% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

o We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

o We may utilize other or additional compensation plans with certain selling firms, including compensation plans that pay the selling firm additional compensation when it achieves volume goals we set. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest for the selling firm.

o We may pay commissions or other forms of compensation to broker-dealers to provide sales related services including but not limited to product training and sales support.

o In addition to commissions, we may, as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation.

SOURCES OF PAYMENTS TO SELLING FIRMS

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

    o revenues we receive from fees and expenses we charge contract owners. These fees and expenses include Contract Owner Transaction Expenses (withdrawal charges), Annual Variable Account Expenses (mortality and expense risk fees and variable account administrative charge) and Other Annual Expenses (annual contract administrative charge and fees for optional riders) (see "Expense Summary"); and,

    o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure"); and,

    o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds -- Fund Selection and Private Label"); and,

    o revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including withdrawal charges; and,

    o fees and expenses charged by the underlying funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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65   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation Payment Arrangements with Selling Firms can potentially:

o give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

o cause selling firms to encourage their registered representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

o cause selling firms to grant us access to its registered representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO REGISTERED REPRESENTATIVES

o The selling firm pays its registered representatives. The selling firm decides the compensation and benefits it will pay its registered representatives.

o To inform yourself of any potential conflicts of interest, ask the registered representative before you buy, how the selling firm and its registered representative are being compensated and the amount of the compensation that each will receive if you buy the contract.


ISSUER


We issue the annuities. We are a stock life insurance company organized in 1981 under the laws of the state of Indiana. Our administrative office is located at 829 AXP Financial Center, Minneapolis, MN 55474 Our statutory address is:
American Enterprise Life Insurance Company, 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.


We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and variable life insurance policies. We offer these contracts through broker dealers and their affiliated insurance agencies who may also be affiliated with financial institutions such as banks.

As discussed above, we pay compensation on the sale of the contracts through AEFA to selling firms and their affiliated agencies that have entered into distribution agreements with AEFA and us for the sale of the contracts. This compensation will not result in any charge to contract owners or to the variable account in addition to the charges described in this prospectus.

STATE REGULATION

American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

LEGAL PROCEEDINGS


The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

American Enterprise Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. American Enterprise Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. American Enterprise Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on American Enterprise Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


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66   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE


SELECTED FINANCIAL DATA(1)


The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


YEARS ENDED DEC. 31, (THOUSANDS)                                2004        2003(1)     2002(1)      2001(1)        2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  376,487   $  372,194  $   292,067  $  271,718    $  299,759
Net gain (loss) on investments                                   5,193       25,105            3     (89,920)          469
Other                                                           36,012       21,277       18,957      14,806         7,553
TOTAL REVENUES                                              $  417,692   $  418,576  $   311,027  $  196,604    $  307,781
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE              $   43,200   $   56,704  $  (52,177)  $  (63,936)   $   38,452
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE $   25,192   $   37,629  $  (33,690)  $  (41,728)   $   24,365
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX BENEFIT  $   (3,562)  $      --   $      --    $       --    $       --
NET INCOME (LOSS)                                           $   21,630   $   37,629  $  (33,690)  $  (41,728)   $   24,365
TOTAL ASSETS                                                $9,149,189   $8,735,643  $8,026,730   $5,275,681    $4,652,221
----------------------------------------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to the current year's presentation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

American Enterprise Life follows United States generally accepted accounting principles (GAAP), and the following discussion is presented on a consolidated basis consistent with GAAP.

Certain of the statements below are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. See the Forward-Looking Statements section below.

Management's narrative analysis of the results of operations is presented in lieu of management's discussion and analysis of financial condition and results of operations, pursuant to General Instructions I(2) (a) of Form 10-K.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 AND 2003

Income before accounting change was $25.2 million for the year ended December 31, 2004 compared to $37.6 million for the year ended December 31, 2003. The decrease primarily reflects reduced net realized gains on investments, higher other insurance and operating expenses, higher amortization of deferred policy acquisition costs (DAC), and higher benefit costs on investment contracts, partially offset by lower interest credited on investment contracts.

Net income for the year ended December 31, 2004 reflects the $3.6 million ($5.5 million pretax) impact of American Enterprise Life's January 1, 2004 adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 requires insurance enterprises to establish liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of adoption of SOP 03-1.

REVENUES

Net investment income increased $4.3 million or 1 percent reflecting higher average assets.

Mortality and expense risk and other fees increased $11.1 million or 80 percent, reflecting higher average values of separate account assets compared to 2003.

Net realized gain on investments was $5.2 million in 2004 compared to $25.1 million in 2003. For the year ended December 31, 2004, $9.8 million of total investment gains were partially offset by $4.6 million of impairments and losses. Included in these total net investment gains and losses are $9.5 million of gross realized gains and $4.0 million of gross realized losses from sales of securities, classified as Available-for-Sale.

For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts decreased $36.4 million or 14 percent, reflecting lower interest crediting rates, partially offset by higher average accumulation values of annuities.

DAC amortization increased $22.4 million or 59 percent. See the DAC section below for further discussion of DAC and related third quarter 2004 and 2003 adjustments.


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67   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Other insurance and operating expense increased $17.4 million or 32 percent, primarily reflecting less favorable mark-to-market adjustments on interest rate swaps during 2004 compared to 2003. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate primarily reflecting the true-up of prior year current and deferred tax estimates based on the finalization of the 2003 tax return.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002:

Net income was $37.6 million for the year ended December 31, 2003, compared to a net loss of $33.7 million for the year ended December 31, 2002. The favorable change in net income primarily reflects increased net investment income and net realized gains on investments, as well as decreased other insurance and operating expense, partially offset by increased interest credited on investment contracts.

REVENUES

Net investment income increased $80.1 million or 27 percent reflecting a higher average level of investments partially offset by lower average yields on the investment portfolio.

Net realized gain on investments was $25.1 million in 2003 compared to nil in 2002. For the year ended December 31, 2003, $65.8 million of total investment gains were partially offset by $40.7 million of impairments and losses. Included in these total net investment gains and losses are $65.7 million of gross realized gains and $30.3 million of gross realized losses from sales of securities, as well as $9.3 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

For the year ended December 31, 2002, $38.2 million of total investment gains were offset by $38.2 million of impairments and losses. Included in these total net investment gains and losses are $38.2 million of gross realized gains and $17.6 million of gross realized losses from sales of securities, as well as $14.6 million of other-than-temporary impairment losses on investments, classified as Available-for-Sale.

BENEFITS AND EXPENSES

Interest credited on investment contracts increased $44.9 million or 21 percent, reflecting higher average accumulation values of annuities, partially offset by lower interest crediting rates as a result of a relatively low interest rate environment that began in 2002.

DAC amortization decreased $5.8 million or 13 percent, reflecting a $3.2 million decrease in DAC amortization expense in 2003 compared to a $4.6 million increase in DAC amortization in 2002 as a result of management's third quarter reviews of various DAC assumptions and practices. DAC amortization expense was otherwise higher in 2003 than in 2002, reflecting higher business volumes and the ongoing impact of 2002 changes in customer asset value growth rate assumptions.

Other insurance and operating expense decreased $37.7 million or 41 percent, reflecting favorable mark-to-market adjustments on interest rate swaps during 2003 compared to unfavorable mark-to-market adjustments the same period a year ago. The relatively low and stable interest rate environment during 2003 compared to declining interest rates during 2002 is the primary driver behind the favorable market value changes to the interest rate swaps. American Enterprise Life enters into pay-fixed, receive-variable interest rate swaps with IDS Life to protect the spread between yields earned on investments and interest rates credited to fixed annuity products. The interest rate swaps are economic hedges that are not designated for hedge accounting treatment under SFAS No. 133.

American Enterprise Life's increase in the effective income tax rate reflects pretax income of $56.7 million in 2003 compared to a pretax loss of $52.2 million in 2002.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics. DAC for other annuities are amortized using the interest method.

For American Enterprise Life's annuity products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis.


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68   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

Management monitors other principal DAC assumptions, such as persistency, mortality rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase in DAC amortization expense while a decrease in amortization percentage will result in a decrease in DAC amortization expense. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made. As a result of these reviews, American Enterprise Life took actions in both 2004 and 2003 that impacted DAC balance and expenses.

In the third quarter 2004, these actions resulted in a net $1.1 million DAC amortization expense reduction reflecting higher than previously assumed interest rate spreads and lower than previously assumed mortality rates on variable annuity products.

In the third quarter 2003, American Enterprise Life improved its modeling of certain variable annuity contract revenues and unlocked estimated gross profits retrospectively to reflect actual interest margins and death and other benefits. American Enterprise Life also adjusted its assumptions to reflect lower than previously assumed spreads on fixed account values and adjusted the near-term rate and period used in projecting growth in customer asset values on variable annuities. These actions resulted in a $3.2 million reduction in DAC amortization expense.

DAC of $299.7 million and $296.7 million related to annuities was included in American Enterprise Life's consolidated balance sheet at December 31, 2004 and 2003, respectively. In addition to the DAC balances shown above and in conjunction with American Enterprise Life's adoption of SOP 03-1, sales inducement costs previously included in DAC were reclassified from DAC and presented as a separate line item in the Consolidated Balance Sheets. Deferred sales inducement costs were $49.8 million and $49.2 million at December 31, 2004 and 2003, respectively. Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

CERTAIN CRITICAL ACCOUNTING POLICIES

American Enterprise Life's significant accounting policies are described in Note 1 to the Consolidated Financial Statements. The following provides information about certain critical accounting policies that are important to the Consolidated Financial Statements and that involve estimates requiring significant management assumptions and judgments about the effect of matters that are uncertain. These policies relate to investment securities valuation, deferred policy acquisition costs and liabilities for future policy benefits.

INVESTMENT SECURITIES VALUATION

Generally, investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. At December 31, 2004, American Enterprise Life had net unrealized pretax gains on Available-for-Sale securities of $111.6 million. Gains and losses are recognized in results of operations upon disposition of the securities. Losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Approximately 90% of the investment portfolio classified as Available-for-Sale is determined by quoted market prices. As of December 31, 2004, there were $31.7 million in gross unrealized losses that related to $2.2 billion of securities, of which $534 million has been in a continuous unrealized loss position for 12 months or more. As part of American Enterprise Life's ongoing monitoring process, management has determined that substantially all of the gross unrealized losses on these securities are attributable to changes in interest rates. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none of these securities are other-than-temporarily impaired at December 31, 2004.

Included in American Enterprise Life's investment portfolio discussed above are structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. The carrying values of these structured investments are based on future cash flow projections that require managements judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change. The carrying value will vary if the actual cash flows differ from projected due to actual defaults or changes in estimated default or recovery rates. As an example, an increase in the near-term default rate by 100 basis points, in and of itself, would reduce the cash flow projections by approximately $5 million based on underlying investments as of December 31, 2004. The level of change in near-term default rates would have to be significantly higher than 100 basis points to cause a change in carrying value of American Enterprise Life's structured investments due to previously recognized impairment losses coupled with subsequent improvement in actual default rates.


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69   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

See "Application of Recent Accounting Standards" section of Note 1 to the Consolidated Financial Statements for a discussion of Emerging Issues Task Force
(EITF) Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1)" which when finalized by the FASB may affect IDS Life's investment securities valuation policy.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For American Enterprise Life's annuity products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about interest rates drive projected interest margins, while assumptions about rates credited to policy holder accounts and equity market performance drive projected customer asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance business during the DAC amortization period.

The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. American Enterprise Life uses a mean reversion method as a monthly guideline in setting near-term customer asset value growth rates based on a long-term view of financial market performance as well as actual historical performance. In periods when market performance results in actual contract value growth at a rate that is different than that assumed, American Enterprise Life will reassess the near-term rate in order to continue to project its best estimate of long-term growth. The near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. Management is currently assuming a 7 percent long-term customer asset value growth rate. If American Enterprise Life increased or decreased its assumption related to this growth rate by 100 basis points, the impact on the DAC amortization would be a decrease or increase of approximately $2 million pretax. Additionally, if American Enterprise Life extended or reduced the amortization periods one year for variable annuities to reflect changes in premium paying persistency and/or surrender assumptions, the impact on DAC amortization expense would be a decrease or increase of approximately $0.5 million. The amortization impact of extending or reducing the amortization period any additional years is not linear.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions discussed above. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. An assessment of sensitivity associated with changes in any single assumption would not necessarily be an indicator of future results.


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70   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

LIABILITIES FOR FUTURE POLICY BENEFITS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section in Note 1 to the Consolidated Financial Statements regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

VARIABLE LIFE INSURANCE

Liabilities for variable life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL STRATEGY

The liquidity requirements of American Enterprise Life are generally met by funds provided by annuity sales, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investments capital contributions from IDS Life. The primary uses of funds are annuity benefits, commissions, other product-related acquisition and sales inducement costs, operating expenses, policy loans, dividends to IDS Life and investment purchases. American Enterprise Life routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

FUNDING STRATEGY

American Enterprise Life, on a consolidated basis, has available lines of credit with AEFC aggregating $50 million. There were no line of credit borrowings outstanding with AEFC at December 31, 2004 and 2003. At December 31, 2004 American Enterprise Life had no outstanding reverse repurchase agreements. At December 31, 2003, American Enterprise Life had outstanding reverse repurchase agreements totaling $67.5 million. Both the line of credit and the reverse repurchase agreements are used strictly as short-term sources of funds.

American Enterprise Life's total assets and liabilities increased in 2004 primarily due to higher separate account assets and liabilities, which increased as a result of market appreciation. Investments primarily include corporate debt and mortgage and other asset-backed securities. American Enterprise Life's corporate debt securities comprise a diverse portfolio with the largest concentrations, accounting for approximately 65 percent of the portfolio, in the following industries: banking and finance, utilities, and communications and media. Investments also include $0.4 billion and $0.5 billion of mortgage loans on real estate and other investments at December 31, 2004 and 2003, respectively. Investments are principally funded by sales of annuities and by reinvested income. Maturities of these investment securities are largely matched with the expected future payments of annuity obligations.

Investments include $0.5 billion and $0.5 billion of below investment grade securities (excluding net unrealized appreciation and depreciation) at December 31, 2004 and 2003, respectively. These investments represent 8 percent and 7 percent of American Enterprise Life's investment portfolio at December 31, 2004 and 2003, respectively.

Separate account assets represent funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. These assets are generally carried at market value, and separate account liabilities are equal to separate account assets. American Enterprise Life earns fees from the related accounts.


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71   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONTRACTUAL OBLIGATIONS

The contractual obligations identified in the table below include on balance sheet transactions that represent material expected or contractually committed future obligations of American Enterprise Life.

                                                                                PAYMENTS DUE BY YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2010
(Millions)                                                  Total          2005       2006-2007        2008-2009  and thereafter
-----------------------------------------------------------------------------------------------------------------------------------
   Annuities(1)                                            $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                      $8,017           $730        $1,655         $1,618        $4,014
-----------------------------------------------------------------------------------------------------------------------------------

(1) These scheduled payments are represented by reserves of $6.3 billion at December 31, 2004 and are based on interest credited, mortality, morbidity, lapse, surrender and premium payment assumptions. Actual payment obligations may differ if experience varies from these assumptions. Separate account liabilities have been excluded as associated contractual obligations would be met by separate account assets.

RETAINED INTEREST IN ASSETS TRANSFERRED TO UNCONSOLIDATED ENTITIES

During 2001, American Enterprise Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests in the trust with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade. American Enterprise Life has no obligations, contingent or otherwise, to such unaffiliated investors. One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

CONTINGENT LIQUIDITY PLANNING

AEFC has developed a contingent funding plan that enables American Enterprise Life to meet daily customer obligations during periods in which its customers elect to withdraw funds from their annuity contracts. This plan is designed to ensure that American Enterprise Life could meet these customer withdrawals by selling or obtaining financing, through reverse repurchase agreements, of portions of its investment securities portfolio.

RISK MANAGEMENT

American Enterprise Life through its Board of Directors' investment committees or staff functions, review models projecting different interest rate scenarios, risk/return measures, and their effect on profitability. They also review the distribution of assets in the portfolio by type and credit risk sector. The objective is to structure the investments security portfolio based upon the type and expected behavior or products in the liability portfolio to meet contractual obligations and achieve targeted levels of profitability within defined risk parameters.

American Enterprise Life has developed an asset/liability management approach with separate investment objectives to support specific product liabilities, such as insurance and annuity. As part of this approach, American Enterprise Life develops specific investment guidelines outlining the minimum required investment return and liquidity requirements to support future benefit payments under its insurance and annuity obligations. These same objectives must be consistent with management's overall investment objectives for the general account investment portfolio.

American Enterprise Life's owned investment securities are primarily invested in long-term and intermediate-term fixed maturity securities to provide clients with a competitive rate of return on their investments while controlling risk. Investment in fixed maturity securities is designed to provide American Enterprise Life with a targeted margin between the yield earned on investments and the interest rate credited to clients' accounts. American Enterprise Life does not trade in securities to generate short-term profits for its own account.

As part of American Enterprise Life's investment process, management, with the assistance of its investment advisors, conducts a quarterly review of investment performance. The review process conducted by American Enterprise Life's Investment Committee involves the review of certain invested assets which the committee evaluates to determine whether or not any investments are other than temporarily impaired and/or which specific interest earning investments should be put on an interest non-accrual basis.

INTEREST RATE RISK

At American Enterprise Life, interest rate exposures arise primarily within the fixed account portion of its annuity products. Rates credited to customers' accounts generally reset at shorter intervals than the yield on underlying investments. Therefore, American Enterprise Life's interest spread margins are affected by changes in the general level of interest rates. The extent to which the level of interest rates affects spread margins is managed primarily by a combination of modifying the maturity structure of the investment portfolio and entering into swaps or other derivative instruments that effectively lengthen the rate reset interval on customer liabilities. American Enterprise Life has entered into interest rate swaps and floors with notional amounts totaling $2 billion economically hedge the impact of increasing interest rates on forecasted fixed annuity sales. The interest rate swaps and floors are exclusively held with IDS Life.


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72   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models, to the book as of December 31, 2004 and December 31, 2003 would be approximately $0.8 million and $3.6 million, respectively.

EQUITY MARKET RISK

American Enterprise Life has an exposure to the general level of equity markets due to the fact that American Enterprise Life earns fees from variable annuity and variable life insurance products. The amount of such fees is generally based on the value of the portfolios, and thus is subject to fluctuation with the general level of equity market values. To reduce the sensitivity of American Enterprise Life's fee revenues to the general performance of equity markets, American Enterprise Life has from time to time entered into various combinations of financial instruments that mitigate the negative effect on fees that would result from a decline in the equity markets.

The negative effect on American Enterprise Life's pretax earnings of a 10 percent decline in equity markets would be approximately $2.6 million and $1.5 million based on annuity business inforce as of December 31, 2004 and 2003, respectively.

IMPACT OF MARKET-VOLATILITY ON RESULTS OF OPERATIONS

As discussed above, various aspects of American Enterprise Life's business are impacted by equity market levels and other market-based events. Several areas in particular involve DAC and deferred sales inducements, recognition of guaranteed minimum death benefits (GMDB) and certain other variable annuity benefits, mortality and expense risk and other fees and structured investments. The direction and magnitude of the changes in equity markets can increase or decrease amortization of DAC and deferred sales inducement benefits, incurred amounts under GMDB and other variable annuity benefit provisions and mortality and expense risk and other fees and correspondingly affect results of operations in any particular period. Similarly, the value of American Enterprise Life's structured investment portfolios is impacted by various market factors. Persistency of, or increases in, bond and loan default rates, among other factors, could result in negative adjustments to the market values of these investments in the future, which would adversely impact results of operations.

FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements, which are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. American Enterprise Life undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: fluctuation in the equity and fixed income markets, which can affect the amount and types of investment products sold by American Enterprise Life, and other fees received based on the value of those assets; American Enterprise Life's ability to recover Deferred Policy Acquisition Costs (DAC), as well as the timing of such DAC amortization, in connection with the sale of annuity products; changes in assumptions relating to DAC, which could impact the amount of DAC amortization; the ability to improve investment performance in American Enterprise Life's businesses, including attracting and retaining high-quality personnel; the success, timeliness and financial impact, including costs, cost savings and other benefits including increased revenues, of reengineering initiatives being implemented or considered by American Enterprise Life, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the Internet to save costs, and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending; the potential negative effect on American Enterprise Life's businesses and infrastructure, including information technology, of terrorist attacks, disasters or other catastrophic events in the future; American Enterprise Life's ability to develop and roll out new and attractive products to clients in a timely manner; successfully cross-selling annuity products and services to AEFC's customer base; fluctuations in interest rates, which impacts American Enterprise Life's spreads in the insurance and annuity businesses; credit trends and the rate of bankruptcies which can affect returns on American Enterprise Life's investment portfolios; lower than anticipated spreads in the insurance and annuity business; the types and the value of certain death benefit features on variable annuity contracts; the affect of assessments and other surcharges for guaranty funds; the response of reinsurance companies under reinsurance contracts; the impact of reinsurance rates and the availability and adequacy of reinsurance to protect American Enterprise Life against losses; negative changes in American Enterprise Life's credit ratings; increasing competition in all American Enterprise Life's annuity business, which could affect both American Enterprise Life's financial condition and results of operations; changes in laws or government regulations; outcomes associated with litigation and compliance and regulatory matters.


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73   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended 2004 previously filed by American Enterprise Life with the SEC under the Securities Exchange Act of 1934 is incorporated by reference into this prospectus.


American Enterprise Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact American Enterprise Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on American Enterprise Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 2004 and 2003, and for each of the three years in the period ended Dec. 31, 2004, and the individual financial statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account - Wells Fargo Advantage(R) Select Variable Annuity as of Dec. 31, 2004 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


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74   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of American Enterprise Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of American Enterprise Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of American Enterprise Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 American Enterprise Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

                                                   /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $6,257,483; 2003, $6,539,561)            $6,368,833    $6,644,721
   Preferred and common stocks, at fair value (cost: 2004, $6,000; 2003, $6,000)                        6,246         6,191
Mortgage loans on real estate, at cost (less reserves: 2004, $6,862; 2003, $7,362)                    420,899       534,812
Other investments                                                                                       2,150         6,069
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                             6,798,128     7,191,793

Cash and cash equivalents                                                                              47,356         9,065
Amounts due from brokers                                                                                   71           161
Other accounts receivable                                                                               4,299         3,572
Accrued investment income                                                                              67,655        70,591
Deferred policy acquisition costs (Note 3)                                                            299,708       296,722
Deferred sales inducement costs (Note 4)                                                               49,822        49,244
Other assets                                                                                            3,530         6,335
Separate account assets                                                                             1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 $9,149,189    $8,735,643
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                 $6,325,427    $6,645,315
   Variable annuity guarantees (Note 4)                                                                 5,505            --
Policy claims and other policyholders' funds                                                            4,150         3,100
Amounts due to brokers                                                                                  6,962        75,070
Deferred income taxes, net                                                                             34,984        11,618
Other liabilities                                                                                      41,826        68,701
Separate account liabilities                                                                        1,878,620     1,108,160
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,297,474     7,911,964
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $150 par value; 100,000 shares authorized, 20,000 shares issued and outstanding       3,000         3,000
   Additional paid-in capital                                                                         591,872       591,872
   Retained earnings                                                                                  199,175       177,545
   Accumulated other comprehensive income, net of tax:
      Net unrealized securities gains                                                                  62,082        60,078
      Net unrealized derivative losses                                                                 (4,414)       (8,816)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                  57,668        51,262
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                                851,715       823,679
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity                                                         $9,149,189    $8,735,643
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31, (Thousands)                                                     2004           2003          2002

REVENUES

Net investment income                                                                 $376,487       $372,194      $292,067
Contractholder charges                                                                  11,211          7,528         6,505
Mortality and expense risk and other fees                                               24,801         13,749        12,452
Net realized gain on investments                                                         5,193         25,105             3
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               417,692        418,576       311,027
----------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES

Death and other benefits for investment contracts                                       15,438          6,342         8,970
Interest credited on investment contracts                                              226,033        262,399       217,545
Amortization of deferred policy acquisition costs                                       60,836         38,392        44,228
Other insurance and operating expenses                                                  72,185         54,739        92,461
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               374,492        361,872       363,204
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax provision (benefit) and accounting change               43,200         56,704       (52,177)
Income tax provision (benefit)                                                          18,008         19,075       (18,487)
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before accounting change                                                  25,192         37,629       (33,690)
Cumulative effect of accounting change, net of tax benefit (Note 1)                     (3,562)            --            --
----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                     $ 21,630       $ 37,629     $ (33,690)
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31, (Thousands)                                                     2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                                    $  21,630    $    37,629   $   (33,690)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
   Change in other accounts receivable                                                    (727)        (1,988)          228
   Change in accrued investment income                                                   2,936        (14,143)      (11,026)
   Change in deferred policy acquisition costs, net                                     (5,027)       (60,608)      (60,120)
   Change in policy claims and other policyholder's funds                                1,050         (5,950)        6,764
   Deferred income tax provision (benefit)                                              21,835         15,420        (3,725)
   Change in other assets and liabilities, net                                         (18,785)       (16,338)       16,173
   Amortization of premium (accretion of discount), net                                 26,459         23,699           167
   Net realized gain on investments                                                     (5,193)       (25,105)           (3)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                   3,562             --            --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                               47,740        (47,384)      (85,232)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                               341,077      3,365,402     1,092,923
   Maturities, sinking fund payments and calls                                         400,057        875,785       500,348
   Purchases                                                                          (480,031)    (5,678,854)   (3,409,718)
Other investments:
   Sales, maturities, sinking fund payments and calls                                  126,676         72,281        64,988
   Purchases                                                                            (9,338)       (25,287)       (4,391)
   Change in amounts due to and from brokers, net                                      (68,018)      (910,172)      801,659
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities                              310,423     (2,300,845)     (954,191)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts:
   Considerations received                                                             202,999      1,733,030     2,052,002
   Interest credited to account values                                                 226,033        262,399       217,545
   Surrenders and other benefits                                                      (748,904)      (756,827)     (621,646)
Capital contribution                                                                        --             --       250,000
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (319,872)     1,238,602     1,897,901
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    38,291     (1,109,627)      858,478
Cash and cash equivalents at beginning of year                                           9,065      1,118,692       260,214
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                             $  47,356    $     9,065   $ 1,118,692
============================================================================================================================
Supplemental disclosures:
   Income taxes (refunded) paid                                                      $  (6,812)   $     3,266   $    12,761
   Interest on borrowings                                                            $     378    $       373   $        --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                    Accumulated Other
                                                                        Additional    Comprehensive                   Total
                                                            Capital      Paid-in     Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)      Stock       Capital       Net of Tax     Earnings       Equity
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000       $341,872      $ (8,649)      $173,606      $509,829
Comprehensive income:
   Net loss                                                    --             --            --        (33,690)      (33,690)
   Net unrealized holding gains on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of ($23,026)
      and income tax provision of ($51,599)                    --             --        95,827             --        95,827
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net loss,
      net of income tax provision of ($2,471)                  --             --        (4,589)            --        (4,589)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $4,542                                                --             --         8,436             --         8,436
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        65,984
Capital contribution                                           --        250,000            --             --       250,000
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000        591,872        91,025        139,916       825,813
Comprehensive income:
   Net income                                                  --             --            --         37,629        37,629
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of
      deferred policy acquisition costs of $10,104 and
      income tax benefit of $14,632                            --             --       (27,174)            --       (27,174)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in
      net income, net of income tax provision of ($9,157)      --             --       (17,006)            --       (17,006)
   Reclassification adjustment for losses on
      derivatives included in net income, net of
      income tax benefit of $2,378                             --             --         4,417             --         4,417
                                                                                                                    -------
   Total comprehensive loss                                    --             --            --             --        (2,134)
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000        591,872        51,262        177,545       823,679
Comprehensive income:
   Net income                                                  --             --            --         21,630        21,630
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($838), deferred sales
      inducement costs of ($2,325) and income tax
      provision of ($2,998)                                    --             --         5,569             --         5,569
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($1,920)          --             --        (3,565)            --        (3,565)
   Reclassification adjustment for losses on derivatives
      included in net income, net of income tax benefit
      of $2,370                                                --             --         4,402             --         4,402
                                                                                                                    -------
   Total comprehensive income                                  --             --            --             --        28,036
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000       $591,872      $ 57,668       $199,175      $851,715
================================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
5

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

American Enterprise Life Insurance Company is a stock life insurance company organized under the laws of the State of Indiana. American Enterprise Life Insurance Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation. IDS Life is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. American Enterprise Life Insurance Company provides financial institution clients American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life Insurance Company received a Certificate of Authority to transact business in the State of New Hampshire. American Enterprise Life Insurance Company also owns American Enterprise REO 1, LLC which holds real estate investments. American Enterprise Life Insurance Company and its subsidiary are referred to collectively as "American Enterprise Life" in these Consolidated Financial Statements and notes thereto.

American Enterprise Life's principal products are deferred annuities which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. American Enterprise Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, American Enterprise Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index.

Under American Enterprise Life's fixed and variable annuity products described above, the purchaser may choose among investment options that include American Enterprise Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of American Enterprise Life and its wholly owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance as included in Note 6. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

American Enterprise Life consolidates all entities, in which it holds a greater than 50 percent voting interest. Entities in which American Enterprise Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments are accounted for under the cost method unless American Enterprise Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing American Enterprise Life's collateralized debt obligations (CDOs) described in Note 2.

--------------------------------------------------------------------------------
6

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Revenues

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, mortgage loans on real estate and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder charges

Contractholder charges include administrative charges and surrender charges on annuities and are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees and administration fees, which are generated directly and indirectly from American Enterprise Life's separate account assets. American Enterprise Life's mortality and expense risk and other fees are generally computed as a contractual rate generally based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

Balance Sheet

Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include significant issuer downgrade, default or bankruptcy. American Enterprise Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other than temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, American Enterprise Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations (CDOs) (backed by high-yield bonds), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

American Enterprise Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Other investments

Other investments principally include real estate, which is carried at amortized costs, which approximates estimated fair values.

--------------------------------------------------------------------------------
7

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Cash and cash equivalents

American Enterprise Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new annuity business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity products. These costs are deferred to the extent they are recoverable from future profits. DAC for certain annuities are amortized as a percentage of estimated gross profits or as a portion of product interest margins depending on the products characteristics.

For American Enterprise Life's annuity products, the DAC balances at any reporting date are supported by projections that show management expects there to be adequate estimated gross profits or interest margins after that date to amortize the remaining DAC balances. These projections are inherently uncertain because they require management to make assumptions about financial markets, anticipated mortality and morbidity levels, and policyholder behavior over periods extending well into the future. Projection periods used for American Enterprise Life's annuity business are typically 10 to 25 years. Management regularly monitors financial market conditions and actual policyholder behavior experience and compares them to its assumptions. For annuity products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in DAC balance and an increase in DAC amortization expense while a decrease in amortization percentage will result in an increase in DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders. American Enterprise Life receives fund administrative fees, mortality and expense risk fees, and minimum death benefit guarantee fees from the related accounts. American Enterprise Life's major source of revenue from variable annuities it sells are mortality and expense risk and other fees. In the fourth quarter of 2003, AEFC replaced IDS Life Insurance Company as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Concurrent with the investment manager change, American Enterprise Life entered into an agreement with AEFC to receive fees for the services, other than investment management, that American Enterprise Life continues to provide the underlying proprietary mutual funds. American Enterprise Life's administrative service fees will vary with the market values of these proprietary mutual funds.

American Enterprise Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. American Enterprise Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. American Enterprise Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

--------------------------------------------------------------------------------
8

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on balance sheet at fair value as either assets or liabilities in American Enterprise Life's Consolidated Balance Sheets. The fair value of American Enterprise Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. American Enterprise Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. American Enterprise Life may, from time to time, have economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133.

Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) and guaranteed minimum withdrawal benefit (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and GMIB benefits have been established under the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See "Application of Recent Accounting Standards" section below for further discussion regarding the impact of the adoption of SOP 03-1.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Income taxes

American Enterprise Life's taxable income is included in the consolidated federal income tax return of American Express Company. American Enterprise Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on American Enterprise Life's consolidated financial condition or results of operations. See Note 4 and below for further discussion of SOP 03-1.

--------------------------------------------------------------------------------
9

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced first quarter of 2004 results by $3.6 million ($5.5 million pretax). The cumulative effect of accounting change related to establishing additional liabilities for certain variable annuity guaranteed benefits ($3.4 million) and from considering these liabilities in valuing. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 which include the establishment of these additional liabilities were $7.6 million (of which $3.4 million was part of the adoption change discussed above) as compared to amounts expensed in 2003 and 2002 of $2.9 million and $6.4 million, respectively. American Enterprise Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on American Enterprise Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS 133. The adoption of this Statement did not have a material impact on American Enterprise Life's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. FIN 46 was effective for American Enterprise Life as of December 31, 2003. FIN 46 does not impact the accounting for qualifying special purpose entities as defined by Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," such as American Enterprise Life's CDO-related securitization trust established in 2001. That trust contains a majority of American Enterprise Life's rated CDOs whose retained interest in the trust had a carrying value of $41.1 million at December 31, 2003, of which $30.3 million is considered investment grade. Additionally, there were no other impacts on the financial statements as of December 31, 2003.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). American Enterprise Life complied with the disclosure provisions of this rule in Note 1 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporary impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. American Enterprise Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

--------------------------------------------------------------------------------
10

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

2. INVESTMENTS

Available for Sale Investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $2,719,323      $ 31,234       $(11,301)   $2,739,256
   Corporate debt securities                                           2,715,114        88,129         (9,854)    2,793,389
   Foreign corporate bonds and obligations                               638,653        22,603         (3,419)      657,837
   U.S. Government and agencies obligations                              102,245           310            (71)      102,484
   Structured investments(a)                                              47,968            --         (6,194)       41,774
   State and municipal obligations                                        30,239           302           (878)       29,663
   Foreign government bonds and obligations                                3,941           489             --         4,430
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,257,483       143,067        (31,717)    6,368,833
Preferred and common stocks                                                6,000           246             --         6,246
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,263,483      $143,313       $(31,717)   $6,375,079
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross          Gross
                                                                                     Unrealized     Unrealized       Fair
(Thousands)                                                                Cost         Gains         Losses         Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Mortgage and other asset-backed securities                         $3,066,446      $ 37,207       $(22,106)   $3,081,547
   Corporate debt securities                                           2,731,449        98,784        (18,067)    2,812,166
   Foreign corporate bonds and obligations                               570,645        23,247         (6,055)      587,837
   U.S. Government and agencies obligations                               87,614           741            (19)       88,336
   Structured investments(a)                                              49,232            --         (8,106)       41,126
   State and municipal obligations                                        30,238           322         (1,062)       29,498
   Foreign government bonds and obligations                                3,937           274             --         4,211
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 6,539,561       160,575        (55,415)    6,644,721
Preferred and common stocks                                                6,000           191             --         6,191
----------------------------------------------------------------------------------------------------------------------------
   Total                                                              $6,545,561      $160,766       $(55,415)   $6,650,912
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                                 Less than 12 months     12 months or more             Total
-----------------------------------------------------------------------------------------------------------------------------
                                                           Fair      Unrealized   Fair       Unrealized   Fair     Unrealized
Description of securities                                  Value       Losses     Value        Losses     Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
Mortgage and other asset-backed securities             $  963,075    $ (5,848)  $151,475    $ (5,453) $1,114,550   $(11,301)
Corporate debt securities                                 489,190      (3,892)   214,895      (5,962)    704,085     (9,854)
Foreign corporate bonds and obligations                   120,722      (1,157)   103,192      (2,262)    223,914     (3,419)
U.S. Government and agencies obligations                   71,002         (56)       533         (15)     71,535        (71)
Structured investments                                         --          --     41,774      (6,194)     41,774     (6,194)
State and municipal obligations                                --          --     22,126        (878)     22,126       (878)
-----------------------------------------------------------------------------------------------------------------------------
   Total                                               $1,643,989    $(10,953)  $533,995    $(20,764) $2,177,984   $(31,717)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, American Enterprise Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
-------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
-------------------------------------------------------------------------------------------------------------------------------
95% - 100%                176      $1,644      $(11)           58       $473       $(14)         234       $2,117      $(25)
90% - 95%                  --          --        --             1         19         (1)           1           19        (1)
80% - 90%                  --          --        --             2         42         (6)           2           42        (6)
Less than 80%              --          --        --            --         --         --           --           --        --
-------------------------------------------------------------------------------------------------------------------------------
   Total                  176      $1,644      $(11)           61       $534       $(21)         237       $2,178      $(32)
-------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which accounts for all of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category. With regard to this security, American Enterprise Life estimates future cash flows through maturity (2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of American Enterprise Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which American Enterprise Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

American Enterprise Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding American Enterprise Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, American Enterprise Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in asset balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

The following is a distribution of investments classified as Available-for-Sale by maturity at December 31, 2004:

                                                                                                    Amortized       Fair
(Thousands)                                                                                            Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                  $  161,971    $  165,007
Due after 1 through 5 years                                                                           866,473       893,440
Due after 5 through 10 years                                                                        2,289,375     2,356,475
Due after 10 years                                                                                    172,373       172,881
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    3,490,192     3,587,803
Mortgage and other asset-backed securities                                                          2,719,323     2,739,256
Structured investments                                                                                 47,968        41,774
Preferred and common stocks                                                                             6,000         6,246
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $6,263,483    $6,375,079
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

--------------------------------------------------------------------------------
12

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 94 and 92 percent of American Enterprise Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $139.3 million and $132.6 million of securities at December 31, 2004 and 2003, which are rated by American Enterprise Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary, by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        47%           50%
AA                                                                                                          2             2
A                                                                                                          19            18
BBB                                                                                                        24            23
Below investment grade                                                                                      8             7
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 63 percent and 92 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                                 $341,077     $3,365,402    $1,092,923
Maturities, sinking fund payments and calls                                           $400,057     $  875,785    $  500,348
Purchases                                                                             $480,031     $5,678,854    $3,409,718
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                        $ 9,464       $ 65,739      $ 38,205
Gross realized losses from sales                                                       $(3,980)      $(30,254)     $(17,579)
Other-than-temporary impairments                                                       $    --       $ (9,323)     $(14,558)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, American Enterprise Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. American Enterprise Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 American Enterprise Life placed a majority of its rated CDO securities and related accrued interest (collectively referred to as transferred assets), having an aggregate book value of $53.6 million, into a securitization trust. In return, American Enterprise Life received $7.1 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $46.5 million. As of December 31, 2004, the retained interests had a carrying value of $41.8 million, of which $31.0 million is considered investment grade and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $4.2 million and $3.5 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
13

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate loans

Mortgage loans are first mortgages on real estate. American Enterprise Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

The following is a summary of mortgage loans on real estate loans at December
31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                        $427,761      $542,174
Mortgage loans on real estate reserves                                                                 (6,862)       (7,362)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                   $420,899      $534,812
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, American Enterprise Life's recorded investment in impaired mortgage loans on real estate was nil and $2.8 million, with a reserve of nil and $1.0 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $1.5 million and $6.6 million, respectively. American Enterprise Life recognized $0.1 million, $0.2 million and $0.3 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                               2004           2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                     $ 7,362        $10,812       $ 5,067
Provision for mortgage loan losses                                                         661            281         6,079
Foreclosures, write-offs and other                                                      (1,161)        (3,731)         (334)
-----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                   $ 6,862        $ 7,362       $10,812
-----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                             December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
Region                                                                      Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                        $ 81,737        $ --          $ 99,371     $1,000
West North Central                                                          74,452          --            88,961         --
South Atlantic                                                              96,011         240           118,183         --
Middle Atlantic                                                             51,082          --            75,056         --
New England                                                                 16,483          --            25,229         --
Pacific                                                                     20,073          --            24,607         --
West South Central                                                          24,585          --            25,724         --
East South Central                                                          10,112          --            10,696         --
Mountain                                                                    53,226          --            74,347         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                            December 31, 2004           December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                              On Balance     Funding        On Balance   Funding
 Property type                                                              Sheet     Commitments         Sheet   Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                  $ 94,284        $ --          $139,417     $   --
Apartments                                                                  89,977          --           113,746         --
Office buildings                                                           154,259         240           169,904      1,000
Industrial buildings                                                        48,087          --            60,275         --
Hotels/motels                                                               25,802          --            33,091         --
Medical buildings                                                           10,890          --            18,694         --
Nursing/retirement homes                                                        --          --             2,413         --
Mixed use                                                                    4,462          --             4,634         --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           427,761         240           542,174      1,000
Less reserves for losses                                                    (6,862)         --            (7,362)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                  $420,899        $240          $534,812     $1,000
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                            $328,164       $321,420      $239,084
Income on mortgage loans on real estate                                                 36,329         42,482        47,697
Other investments                                                                       12,236         11,600         8,874
----------------------------------------------------------------------------------------------------------------------------
                                                                                       376,729        375,502       295,655
Less investment expenses                                                                   242          3,308         3,588
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                              $376,487       $372,194      $292,067
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                        $5,484        $26,162       $ 6,068
Mortgage loans on real estate                                                             (288)        (1,082)       (6,076)
Other investments                                                                           (3)            25            11
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                $5,193        $25,105        $    3
----------------------------------------------------------------------------------------------------------------------------

3. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                   $296,722       $226,010      $188,915
SOP 03-1 adoption impact                                                                 1,204             --            --
Capitalization of expenses                                                              76,378         99,000       104,349
Amortization                                                                           (60,836)       (38,392)      (44,228)
Change in unrealized investment (losses) gains                                         (13,760)        10,104       (23,026)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                                 $299,708       $296,722      $226,010
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

4. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by American Enterprise Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. American Enterprise Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up (GGU) benefits. In addition, American Enterprise Life offers contracts containing guaranteed minimum income benefit
(GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. American Enterprise Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. American Enterprise Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

In determining the additional liabilities for variable annuity death benefits and GMIB, American Enterprise Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The following provides summary information related to variable annuity contracts for which American Enterprise Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

------------------------------------------------------------------------------------------------------------------------------------
Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                                 2004            2003
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium       Total Contract Value                           $1,205.8        $1,066.7
                                                          Contract Value in Separate Accounts            $  334.0        $  142.0
                                                          Net Amount at Risk*                            $    4.4        $    7.4
                                                          Weighted Average Attained Age                        64              66
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet        Total Contract Value                           $1,941.9        $1,467.7
                                                          Contract Value in Separate Accounts            $1,287.2        $  791.3
                                                          Net Amount at Risk*                            $   52.4        $   79.1
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                                 Total Contract Value                           $  305.5        $  244.6
                                                          Contract Value in Separate Accounts            $  236.3        $  169.2
                                                          Net Amount at Risk*                            $   11.7        $   20.3
                                                          Weighted Average Attained Age                        64              62
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                          Total Contract Value                           $  103.3        $   77.1
                                                          Contract Value in Separate Accounts            $   66.0        $   38.7
                                                          Net Amount at Risk*                            $    3.8        $    1.1
                                                          Weighted Average Attained Age                        64              63
------------------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                       Total Contract Value                           $  579.5        $  349.9
                                                          Contract Value in Separate Accounts            $  497.6        $  263.0
                                                          Net Amount at Risk*                            $   11.9        $   23.0
                                                          Weighted Average Attained Age                        59              59
------------------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

------------------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                             GMDB & GGU           GMIB
------------------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                      Liability balance at January 1                     $1.2            $2.2
                                                          Reported claims                                    $2.1             $--
                                                          Liability balance at December 31                   $2.5            $3.0
                                                          Incurred claims (reported + change in liability)   $3.4            $0.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income.

Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. American Enterprise Life capitalized $13.5 million and $21.9 million for the years ended December 31, 2004 and 2003, respectively. American Enterprise Life amortized $9.7 million and $7.2 million for the years ended December 31, 2004 and 2003, respectively.

5. INCOME TAXES

American Enterprise Life qualifies as a life insurance company for federal income tax purposes. As such, American Enterprise Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $ (2,895)       $ 3,371      $(15,096)
   Deferred                                                                             21,835         15,420        (3,725)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        18,940         18,791       (18,821)
State income taxes-current                                                                (932)           284           334
----------------------------------------------------------------------------------------------------------------------------
Income tax provision (benefit) before accounting change                                $18,008        $19,075      $(18,487)
----------------------------------------------------------------------------------------------------------------------------

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to American Enterprise Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                       2004                    2003                   2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                        $15,120    35.0%      $19,846      35.0%     $(18,262)    (35.0)%
Changes in taxes resulting from:
   Tax-preferred investments, including municipal bonds       (732)   (1.9)         (485)     (0.8)          (62)     (0.1)
   Tax-exempt element of dividend income
   State and local income taxes                               (605)   (1.6)          184       0.3           217       0.4
   All other                                                 4,225    11.2          (470)     (0.9)         (380)     (0.7)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change              $18,008    42.7%      $19,075      33.6%     $(18,487)    (35.4)%
============================================================================================================================

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of American Enterprise Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                   $112,410      $ 64,080
   Other investments                                                                                      894        41,543
   Other                                                                                                5,630           412
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 118,934       106,035
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                   86,547        90,050
   Deferred taxes related to net unrealized securities gains                                           36,682        27,603
   Other                                                                                               30,689            --
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 153,918       117,653
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                           $ 34,984      $ 11,618
----------------------------------------------------------------------------------------------------------------------------

American Enterprise Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that American Enterprise Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
17

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

6. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to IDS Life are limited to American Enterprise Life's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. American Enterprise Life's statutory unassigned deficit aggregated $69.0 million and $99.1 million as of December 31, 2004 and 2003, respectively; therefore, any dividend or distribution in 2005 would require approval of the Department of Insurance of the State of Indiana.

Statutory net income (loss) for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income (loss)                                                           $ 47,380       $  6,483     $ (85,113)
Statutory capital and surplus                                                          525,885        495,816       493,339

7. RELATED PARTY TRANSACTIONS

American Enterprise has no employees. Charges by IDS Life for use of joint facilities, technology support, marketing services and other services aggregated $64.9 million, $56.3 million, and $44.5 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to American Enterprise Life may not be reflective of expenses that would have been incurred by American Enterprise Life on a stand-alone basis.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by American Enterprise Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, and, as discussed in "Separate account assets and liabilities" section of
Note 1 herein, AEFC receives management fees from these funds. American Enterprise Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services American Enterprise Life provides. For the years ended December 31, 2004 and 2003 American Enterprise Life received under this arrangement, $1.1 million and $0.1 million, respectively.

Included in other liabilities at December 31, 2004 and 2003 are $6.3 million and $2.4 million, respectively, payable to AEFC for federal income taxes.

8. LINES OF CREDIT

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

9. DERIVATIVES FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

American Enterprise Life maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate and equity market volatility. American Enterprise Life does not enter into derivative instruments for speculative purposes. As prescribed by SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as cash flow hedges, fair value hedges, or hedges of a net investment in a foreign operation, based upon the exposure being hedged. American Enterprise Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133.

From time to time American Enterprise Life enters into interest rate swaps, floors and caps to manage American Enterprise Life's interest rate risk. Specifically, American Enterprise Life uses the instruments to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. The interest rate swaps and floors are exclusively with IDS Life. The values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate swaps had carrying amounts of ($17.6 million) and ($42.7 million) at December 31, 2004 and 2003, respectively, and are included in other liabilities on the Consolidated Balance Sheets. The interest rate floors had carrying amounts of $1.7 million and $6.1 million at December 31, 2004 and 2003, respectively, and are included in other assets on the Consolidated Balance Sheets. American Enterprise Life incurred ($18.2 million) and ($11.6 million) in derivative losses in 2004 and 2003, respectively, which are included in other insurance and operating expenses on the Consolidated Statements of Income. The decrease in derivative losses in 2004 is primarily due to the impact that increasing interest rates had on the market value of American Enterprise Life's interest rate swaps. The derivatives expire at various dates through 2006.

--------------------------------------------------------------------------------
18

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of American Enterprise Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                  2004                       2003
----------------------------------------------------------------------------------------------------------------------------
                                                                           Carrying       Fair       Carrying        Fair
(Thousands)                                                                  Value       Value         Value        Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale and other investments                                 $6,377,229   $6,377,229    $6,656,981   $6,656,981
Mortgage loans on real estate, net                                       $  420,899   $  456,174    $  534,812   $  585,295
Separate account assets                                                  $1,878,620   $1,878,620    $1,108,160   $1,108,160
Other financial assets                                                   $  122,911   $  122,911    $   89,724   $   89,724

Financial Liabilities
Fixed annuities                                                          $6,302,362   $6,112,324    $6,623,247   $6,385,595
Separate account liabilities                                             $1,877,294   $1,809,392    $1,107,211   $1,064,419
Other financial liabilities                                              $   48,788   $   48,788    $  143,771   $  143,771
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial Assets

Generally, investments are carried at fair value on the consolidated balance sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

The fair values of mortgage loans on real estate, except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the consolidated balance sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial Liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $23.1 million and $22.1 million at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $1.3 million and $0.9 million at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
19

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

11. COMMITMENTS AND CONTINGENCIES

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. American Enterprise Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

At December 31, 2004 and 2003, American Enterprise Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The IRS routinely examines American Enterprise Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examinations of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on American Enterprise Life's consolidated financial position as a result of these audits.

12. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of the AEFC's unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed American Enterprise Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed American Enterprise Life's financial strength rating at "Aa3" and Fitch lowered American Enterprise Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC, the holding company for American Enterprise Life. In connection with the spin-off, American Express Company intends to provide additional capital to American Enterprise Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
20

                                   APPENDICES


THE PURPOSE OF THESE APPENDICES IS TO ILLUSTRATE THE OPERATION OF VARIOUS CONTRACT FEATURES AND RIDERS. IN ORDER TO DEMONSTRATE THESE CONTRACT FEATURES AND RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, AND ONE-YEAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF DEATH BENEFITS AND OPTIONAL RIDERS IN APPENDICES D THROUGH I INCLUDE A PARTIAL WITHDRAWAL TO ILLUSTRATE THE EFFECT OF A PARTIAL WITHDRAWAL ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER THE RIDER IS PART OF A QUALIFIED CONTRACT. QUALIFIED CONTRACTS ARE SUBJECT TO REQUIRED MINIMUM DISTRIBUTIONS AT CERTAIN AGES WHICH MAY REQUIRE YOU TO TAKE PARTIAL WITHDRAWALS FROM THE CONTRACT (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS"). IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS AND/OR OPTIONAL RIDERS TO A QUALIFIED CONTRACT, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


--------------------------------------------------------------------------------
95   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

GENERAL EXAMPLES

ASSUMPTIONS:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and


o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and


o after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

   EARLY WITHDRAWAL AMOUNT x [(          1 + i          )(to n/12) - 1] = MVA
                                 ---------------------
                                     1 + j + .001
     Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

            j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

            n = number of months remaining in the current Guarantee Period
                (rounded up).


--------------------------------------------------------------------------------
96   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and


o we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and


o after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = -$39.84
                ---------------------
                  1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

   $1,000 X [(          1.030        )(to 84/12) - 1] = $27.61
                ---------------------
                  1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 7%, if you elected the seven-year withdrawal charge schedule and 4% if you elected a five-year withdrawal charge schedule. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
97   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDER FEE

ASSUMPTIONS:


o You purchase the contract with a payment of $50,000 on Jan. 1, 2005 and we add a $500 purchase payment credit. You allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals. You select a seven-year withdrawal charge schedule; and

o on Jan. 1, 2006 (the first contract anniversary) your total contract value is $55,545; and

o on Jan. 1, 2007 (the second contract anniversary) your total contract value is $53,270.


WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT(SM) ON THE SECOND ANNIVERSARY AS FOLLOWS:

THE INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE IS THE
GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - MAV GUARANTEED INCOME BENEFIT BASE                                             $55,545

THE INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   5% Variable Account Floor = 1.05 x 1.05 x $50,500                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE                                 $55,676

THE INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED
INCOME BENEFIT BASE IS THE GREATEST

of the following values:

   Purchase Payments and purchase payment credits less adjusted partial withdrawals:                           $50,500
   Contract value on the second anniversary:                                                                   $53,270
   Maximum Anniversary Value:                                                                                  $55,545
   5% Variable Account Floor = 1.05 x 1.05 x $50,000                                                           $55,676
---------------------------------------------------------------------------------------------------------------------------
   INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE               $55,676

THE INCOME ASSURER BENEFIT(SM) FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:


INCOME ASSURER BENEFIT(SM) - MAV FEE =                                                       0.30% X $55,545 = $166.64

INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE FEE =                              0.60% X $55,676 = $334.06

INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE FEE =            0.65% X $55,676 = $361.89


--------------------------------------------------------------------------------
98   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES


The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

   PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA or the one-year fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.


--------------------------------------------------------------------------------
99   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a full withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:

ASSUMPTIONS:


o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you withdraw the contract for its total value on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of full withdrawal:                                    $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3.  Now we can determine how much of the purchase payment is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                             50,000.00                 40,000.00
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                            PPW:        50,000.00                 50,000.00
                                                                       less XSF:            (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                   amount of PPW subject to a withdrawal charge:        50,000.00                 45,800.00
                                       multiplied by the withdrawal charge rate:           x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                              withdrawal charge:         3,500.00                  3,206.00

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                       Contract Value withdrawn:        60,000.00                 40,000.00
                                                              WITHDRAWAL CHARGE:        (3,500.00)                (3,206.00)
                                Contract charge (assessed upon full withdrawal):           (40.00)                   (40.00)
                                                                                        ---------                 ---------

                                                   NET FULL WITHDRAWAL PROCEEDS:       $56,460.00                $36,754.00


--------------------------------------------------------------------------------
100   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:

This is an example of how we calculate the withdrawal charge for a partial withdrawal on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:


ASSUMPTIONS:

o We receive a single $50,000 purchase payment on Jan. 1, 2005 and we add a purchase payment credit of $500; and


o  the contract anniversary date is Jan. 1 each year; and


o you request a partial withdrawal of $15,000 on July 1, 2008, which is in the fourth year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 7.0%; and

o  you have made no withdrawals prior to July 1, 2008.


We will look at two situations, one where the contract has a gain and another where there is a loss:

                                                                                 CONTRACT WITH GAIN        CONTRACT WITH LOSS
         Contract Value at time of partial withdrawal:                                 $60,000.00                $40,000.00
         Contract Value on prior anniversary:                                           58,000.00                 42,000.00

STEP 1. First, we determine the amount of earnings available in the contract at the time of withdrawal as:

         Current Contract Value:                                                        60,000.00                 40,000.00
         less purchase payment still in the contract:                                   50,000.00                 50,000.00
                                                                                        ---------                 ---------
         Earnings in the contact (but not less than zero):                              10,000.00                      0.00

STEP 2. Next, we determine the TFA available in the contract as the greatest of the following values:

         Earnings in the contract:                                                      10,000.00                      0.00
         10% of the prior anniversary's Contract Value:                                  5,800.00                  4,200.00
                                                                                        ---------                 ---------
         TFA:                                                                           10,000.00                  4,200.00

STEP 3. Now we can determine how much of the purchase payment and purchase payment credit is being withdrawn (PPW) as:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

              XSF =  amount by which 10% of the prior anniversary's
                     contract value exceeds earnings                                         0.00                  4,200.00
              ACV =  amount withdrawn in excess of earnings                              5,376.34                 16,062.31
               CV =  total contract value just prior to current withdrawal              60,000.00                 40,000.00
              TFA =  from Step 2                                                        10,000.00                  4,200.00
            PPNPW =  purchase payment not previously withdrawn                          50,000.00                 50,000.00

STEP 4.  We then calculate the withdrawal charge as:

                                                                         PPW:            5,376.34                 19,375.80
                                                                    less XSF:               (0.00)                (4,200.00)
                                                                                        ---------                 ---------
                                amount of PPW subject to a withdrawal charge:            5,376.34                 15,175.80
                                    multiplied by the withdrawal charge rate:              x 7.0%                    x 7.0%
                                                                                        ---------                 ---------
                                                           withdrawal charge:              376.34                  1,062.31

STEP 5. The value you will receive as a result of your full withdrawal is determined as:

                                                    Contract Value withdrawn:           15,376.34                 16,062.31
                                                           WITHDRAWAL CHARGE:             (376.34)                (1,062.31)
                                                                                        ---------                 ---------

                                                NET FULL WITHDRAWAL PROCEEDS:          $15,000.00                $15,000.00

--------------------------------------------------------------------------------
101   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a $200 purchase payment credit; and

o on Jan. 1, 2006 you make an additional purchase payment of $5,000 and we add a purchase payment credit of $50; and

o on March 1, 2006 the contract value falls to $22,000 and you take a $1,500 partial withdrawal (including withdrawal charges); and

o  on March 1, 2007 the contract value grows to $23,000.

   WE CALCULATE THE ROP DEATH BENEFIT ON MARCH 1, 2007 AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $23,000.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS, MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals calculated as:


         $1,500 X $25,250  =                                                                                 -1,721.59
         -----------------                                                                                   ---------
              $22,000


      for a death benefit of:                                                                               $23,528.41
                                                                                                            ==========

   ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:                                                 $23,528.41

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $20,000 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $200; and

o on Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000; and

o on March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal (including withdrawal charges), leaving a contract value of $20,500.

   WE CALCULATE THE MAV DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $20,500.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $20,200.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $20,200  =                                                                                 -1,377.27
         ----------------                                                                                    ---------
              $22,000

      for a death benefit of:                                                                               $18,822.73
                                                                                                            ==========

   3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:

      Greatest of your contract anniversary contract values:                                                $24,000.00

      plus purchase payments and credits made since that anniversary:                                            +0.00

      minus the death benefit adjusted partial withdrawals, calculated as:

         $1,500 X $24,000  =                                                                                 -1,636.36
         ------------------                                                                                  ---------
              $22,000

      for a death benefit of:                                                                               $22,363.64
                                                                                                            ==========

   THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH IS THE MAV:                         $22,363.64
                                                                                                                      ----------

--------------------------------------------------------------------------------
102   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a purchase payment credit of $250 to your contract. You allocate $5,100 to the one-year fixed account and $20,150 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2006, calculated as:


      1.05 x $20,150 =                                                                                      $21,157.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 X $21,157.50  =                                                                              -1,670.33
         --------------------                                                                                ---------
              $19,000

      variable account floor benefit:                                                                       $19,487.17

      plus the one-year fixed account value:                                                               +$ 5,300.00
                                                                                                           ===========

      5% variable account floor (value of the GPAs, the one-year fixed account

      and the variable account floor):                                                                      $24,787.17

   THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST
   OF THESE THREE VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                                                     $24,787.17
                                                                                                                      ----------

--------------------------------------------------------------------------------
103   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


o You purchase the contract with a payment of $25,000 on Jan. 1, 2005 and select a seven-year withdrawal charge schedule. We add a $250 purchase payment credit. You allocate $5,000 to the one-year fixed account and $20,250 to the subaccounts; and

o on Jan. 1, 2006 (the first contract anniversary), the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $22,200; and

o on March 1, 2006, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

   THE DEATH BENEFIT ON MARCH 1, 2006, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:


   1. CONTRACT VALUE AT DEATH: $22,800.00

   2. PURCHASE PAYMENTS PLUS PURCHASE PAYMENT CREDITS MINUS ADJUSTED PARTIAL WITHDRAWALS:

      Total purchase payments and purchase payment credits:                                                 $25,250.00

      minus adjusted partial withdrawals, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         -----------------                                                                                   ---------
              $24,300

      for a death benefit of:                                                                               $23,691.36
                                                                                                            ==========

   3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:

      The MAV on the immediately preceding anniversary:                                                     $25,250.00

      plus purchase payments and purchase payment credits made since that anniversary:                           +0.00

      minus adjusted partial withdrawals made since that

      anniversary, calculated as:

         $1,500 X $25,250  =                                                                                 -1,558.64
         ------------------                                                                                  ---------
              $24,300

      for a MAV Death Benefit of:                                                                           $23,691.36
                                                                                                            ==========

   4. THE 5% VARIABLE ACCOUNT FLOOR:


      The variable account floor on Jan. 1, 2005,


      calculated as: 1.05 x $20,250 =                                                                       $21,262.50

      plus purchase payments and purchase payment credits

      allocated to the subaccounts since that anniversary:                                                       +0.00

      minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:

         $1,500 x $21,262.50  =                                                                              -1,678.62

              $19,000

      variable account floor benefit:                                                                       $19,583.88

      plus the one-year fixed account value:                                                                 +5,300.00

      5% variable account floor (value of the GPAs, one-year fixed

      account and the variable account floor):                                                              $24,883.88
                                                                                                            ==========

   EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                      $24,883.88
                                                                                                                      ----------

--------------------------------------------------------------------------------
104   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT(SM) RIDER

AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the Automatic Step Up feature of the rider. The Automatic Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and

o  you do not exercise the Elective  Step Up Option  available  under the rider;
   and

o  you do not change asset allocation models.

Based on these assumptions, the Waiting Period expires at the end of the 10th contract year. The rider then ends. On the Benefit Date, Jan. 1, 2015, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                                     HYPOTHETICAL HYPOTHETICAL
                                          PURCHASE                    MCAV ADJUSTED     ASSUMED      ASSUMED
                                         PAYMENTS &      PARTIAL         PARTIAL       NET RATE     CONTRACT
DATE                                       CREDITS      WITHDRAWALS    WITHDRAWAL      OF RETURN      VALUE          MCAV
Jan. 1, 2005                             $125,000        $   NA         $   NA            NA       $125,000       $125,000
Jan. 1, 2006                                    0             0              0           12.0%      140,000        125,000
Jan. 1, 2007                                    0             0              0           15.0%      161,000        128,800(2)
Jan. 1, 2008                                    0             0              0            3.0%      165,830        132,664(2)
Jan. 1, 2009                                    0             0              0           -8.0%      152,564        132,664
Jan. 1, 2010                                    0         2,000          2,046          -15.0%      127,679        130,618
Jan. 1, 2011                                    0             0              0           20.0%      153,215        130,618
Jan. 1, 2012                                    0             0              0           15.0%      176,197        140,958(2)
Jan. 1, 2013                                    0         5,000          4,444          -10.0%      153,577        136,513
Jan. 1, 2014                                    0             0              0          -20.0%      122,862        136,513
JAN. 1, 2015(1)                                 0             0              0          -12.0%      108,118        136,513

(1) The APB Benefit Date.

(2) These values indicate where the Automatic Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
105   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the Elective Step Up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The Elective Step Up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the Elective Step Up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

o You purchase a contract with a seven-year withdrawal schedule with a payment of $123,762 on Jan. 1, 2005 and receive a purchase payment credit of $1,238; and

o  you make no additional purchase payments to the contract; and

o you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

o contract values increase or decrease according to the hypothetical assumed net rate of return; and,

o the Elective Step up is exercised on the first, second, third and seventh contract anniversaries; and

o  you do not change asset allocation models.

Based on these assumptions, the 10 year Waiting Period restarts each time you exercise the Elective Step Up Option (on the first, second, third and seventh contract anniversaries in this example). The Waiting Period expires at the end of the 10th contract year following the last exercise (Jan. 1, 2012 in this example) of the Elective Step Up Option. When the Waiting Period expires, the rider ends. On the Benefit Date, Jan. 1, 2022, the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

                               YEARS                                       MCAV      HYPOTHETICAL HYPOTHETICAL
                           REMAINING IN   PURCHASE                       ADJUSTED       ASSUMED      ASSUMED
                            THE WAITING  PAYMENTS &         PARTIAL       PARTIAL      NET RATE     CONTRACT
DATE                          PERIOD       CREDITS        WITHDRAWALS   WITHDRAWAL     OF RETURN      VALUE          MCAV
Jan. 1, 2005                    10       $125,000          $   NA        $    NA          NA         $125,000      $125,000
Jan. 1, 2006                    10(2)           0               0              0         12.0%       140,000       140,000(3)
Jan. 1, 2007                    10(2)           0               0              0         15.0%       161,000       161,000(3)
Jan. 1, 2008                    10(2)           0               0              0          3.0%       165,830       165,830(3)
Jan. 1, 2009                     9              0               0              0         -8.0%       152,564       165,830
Jan. 1, 2010                     8              0           2,000          2,558        -15.0%       127,679       163,272
Jan. 1, 2011                     7              0               0              0         20.0%       153,215       163,272
Jan. 1, 2012                    10(2)           0               0              0         15.0%       176,197       176,197(3)
Jan. 1, 2013                     9              0           5,000          5,556        -10.0%       153,577       170,642
Jan. 1, 2014                     8              0               0              0        -20.0%       122,862       170,642
Jan. 1, 2015                     7              0               0              0        -12.0%       108,118       170,642
Jan. 1, 2016                     6              0               0              0          3.0%       111,362       170,642
Jan. 1, 2017                     5              0               0              0          4.0%       115,817       170,642
Jan. 1, 2018                     4              0           7,500         10,524          5.0%       114,107       160,117
Jan. 1, 2019                     3              0               0              0          6.0%       120,954       160,117
Jan. 1, 2020                     2              0               0              0         -5.0%       114,906       160,117
Jan. 1, 2021                     1              0               0              0        -11.0%       102,266       160,117
JAN. 1, 2022(1)                  0              0               0              0         -3.0%        99,198       160,117

(1) The APB Benefit Date.

(2) The Waiting Period restarts when the Elective Step Up is exercised.

(3) These values indicate when the Elective Step Up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

o If the actual rate of return during the Waiting Period causes the contract value to equal or exceed the MCAV on the Benefit Date, no benefit is paid under this rider.

o Exercising the Elective Step up provision may result in an increase in the charge that you pay for this rider.

o Even if a benefit is paid under the rider on the Benefit Date, contract value allocated to the variable account after the Benefit Date continues to vary with the market and may go up or go down.


--------------------------------------------------------------------------------
106   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR(SM) WITHDRAWAL BENEFIT RIDER


EXAMPLE OF THE GUARANTOR(SM) WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").


ASSUMPTIONS:


o You purchase the contract on Jan. 1, 2005 with a payment of $100,000, and you select a 7-year withdrawal charge schedule.

o  We add a purchase payment credit of $1,000 to your contract.


   The Guaranteed Benefit Amount (GBA) equals your purchase payment
   plus the purchase payment credit:                                            $101,000

   The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:

      0.07 x $101,000 =                                                         $  7,070

   The Remaining Benefit Amount (RBA) equals your purchase payment
    plus the purchase payment credit:                                           $101,000


   On Jan. 1, 2006 the contract value grows to $110,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $110,000

   The GBA equals 100% of your contract value:                                  $110,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $110,000 =                                                         $  7,700


   On July 1, 2008 you decide to take a partial withdrawal of $7,700.


   You took a partial withdrawal equal to your GBP, so your RBA equals the prior
    RBA less the amount of the partial withdrawal:

      $110,000 - $7,700 =                                                       $102,300

   The GBA equals the GBA immediately prior to the partial withdrawal:          $110,000

   The GBP equals 7% of your GBA:

      0.07 x $110,000 =                                                         $  7,700


   On Jan. 1, 2009 you make an additional purchase payment of $50,000.


   We add a purchase payment credit of $500 to your contract.

   The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment and purchase payment credit:

      $102,300 + $50,500 =                                                      $152,800

   The new GBA for the contract is equal to your prior GBA plus 100%
    of the additional purchase payment and purchase payment credit:
      $110,000 + $50,500 =                                                      $160,500

   The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment and purchase payment credit:
      $7,700 + $3,535 =                                                         $ 11,235


   On Jan. 1, 2010 your contract value grows to $200,000. You decide to step up your benefit.

   The RBA equals 100% of your contract value:                                  $200,000

   The GBA equals 100% of your contract value:                                  $200,000


   The GBP equals 7% of your stepped-up GBA:

      0.07 x $200,000 =                                                         $ 14,000

--------------------------------------------------------------------------------
107   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

    On July 1, 2011 your contract value grows to $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;
             $230,000 - $20,000 =                                               $210,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $200,000 - $20,000 =                                               $180,000

   Reset RBA = lesser of (1) or (2) =                                           $180,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA                                                        $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $230,000 - $20,000 =                                               $210,000


   Reset GBA = lesser of (1) or (2) =                                           $200,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $200,000 =                                                         $ 14,000


   On July 1, 2014 your contract value falls to $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:


   (1)    your contract value immediately following the partial withdrawal;

             $175,000 - $25,000 =                                               $150,000

   OR

   (2)    your prior RBA less the amount of the partial withdrawal.

             $180,000 - $25,000 =                                               $155,000

   Reset RBA = lesser of (1) or (2) =                                           $150,000

   The GBA gets reset to the lesser of:

   (1)    your prior GBA;                                                       $200,000

   OR


   (2)    your contract value immediately following the partial withdrawal;


             $175,000 - $25,000 =                                               $150,000


   Reset GBA = lesser of (1) or (2) =                                           $150,000

   The Reset GBP is equal to 7% of your Reset GBA:

      0.07 x $150,000 =                                                         $ 10,500

--------------------------------------------------------------------------------
108   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- INCOME ASSURER BENEFIT(SM) RIDERS


The purpose of these examples is to illustrate the operation of the Income Assurer Benefit(SM) Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (AXP(R) Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit(SM) - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.


ASSUMPTIONS:

o You purchase the contract with a payment of $100,000 and elect the seven-year withdrawal charge schedule; and

o  we immediately add a $1,000 purchase payment credit; and

o you invest all contract value in the subaccounts (Protected Investment Options); and

o you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

o  the annuitant is male and age 55 at contract issue; and

o  the joint annuitant is female and age 55 at contract issue.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                     ASSUMED             PURCHASE             MAXIMUM            GUARANTEED
  CONTRACT                                          CONTRACT             PAYMENTS           ANNIVERSARY            INCOME
 ANNIVERSARY                                          VALUE             AND CREDITS       VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
------------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $109,000            $109,000
     2                                              127,000                 none             127,000             127,000
     3                                              134,000                 none             134,000             134,000
     4                                              153,000                 none             153,000             153,000
     5                                               86,000                 none             153,000             153,000
     6                                              122,000                 none             153,000             153,000
     7                                              141,000                 none             153,000             153,000
     8                                              155,000                 none             155,000             155,000
     9                                              142,000                 none             155,000             155,000
    10                                              176,000                 none             176,000             176,000
    11                                              143,000                 none             176,000             176,000
    12                                              150,000                 none             176,000             176,000
    13                                              211,000                 none             211,000             211,000
    14                                              201,000                 none             211,000             211,000
    15                                              206,000                 none             211,000             211,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
109   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000             $   784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          176,000                 825.44
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


  CONTRACT                                               STANDARD PROVISIONS               INCOME ASSURER BENEFIT(SM) - MAV
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          176,000                 660.00
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
110   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                     ASSUMED             PURCHASE               5%             BENEFIT BASE -
  CONTRACT                                          CONTRACT             PAYMENTS          ACCUMULATION        5% ACCUMULATION
 ANNIVERSARY                                          VALUE             AND CREDITS       BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                                             $109,000             $101,000            $106,050            $109,000
     2                                              127,000                 none             111,353             127,000
     3                                              134,000                 none             116,920             134,000
     4                                              153,000                 none             122,766             153,000
     5                                               86,000                 none             128,904             128,904
     6                                              122,000                 none             135,350             135,350
     7                                              141,000                 none             142,117             142,117
     8                                              155,000                 none             149,223             155,000
     9                                              142,000                 none             156,684             156,684
    10                                              176,000                 none             164,518             176,000
    11                                              143,000                 none             172,744             172,744
    12                                              150,000                 none             181,381             181,381
    13                                              211,000                 none             190,451             211,000
    14                                              201,000                 none             199,973             201,000
    15                                              206,000                 none             209,972             209,972
----------------------------------------------------------------------------------------------------------------------------------

(1)  The 5%  Accumulation  Benefit  Base value is limited  after age 81, but the
     guaranteed   income  benefit  base  may  increase  if  the  contract  value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          172,744                 791.17
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          201,000                 992.94
    15                                              206,000                1,046.48          209,972               1,066.66
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
111   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                             INCOME ASSURER BENEFIT(SM) -
  CONTRACT                                               STANDARD PROVISIONS                 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          172,744                 633.97
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          201,000                 791.94
    15                                              206,000                  832.24          209,972                 848.29
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

EXAMPLE -- INCOME ASSURER BENEFIT(SM) - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                                 GUARANTEED
                                                                                                                   INCOME
                                                                                                                BENEFIT BASE -
                                                                                                                 GREATER OF
                                 ASSUMED            PURCHASE              MAXIMUM               5%                MAV OR 5%
  CONTRACT                      CONTRACT            PAYMENTS            ANNIVERSARY        ACCUMULATION         ACCUMULATION
 ANNIVERSARY                      VALUE            AND CREDITS           VALUE(1)         BENEFIT BASE(1)      BENEFIT BASE(2)
----------------------------------------------------------------------------------------------------------------------------------
     1                         $109,000            $101,000             $109,000            $106,050            $109,000
     2                          127,000                none              127,000             111,353             127,000
     3                          134,000                none              134,000             116,920             134,000
     4                          153,000                none              153,000             122,766             153,000
     5                           86,000                none              153,000             128,904             153,000
     6                          122,000                none              153,000             135,350             153,000
     7                          141,000                none              153,000             142,117             153,000
     8                          155,000                none              155,000             149,223             155,000
     9                          142,000                none              155,000             156,684             156,684
    10                          176,000                none              176,000             164,518             176,000
    11                          143,000                none              176,000             172,744             176,000
    12                          150,000                none              176,000             181,381             181,381
    13                          211,000                none              211,000             190,451             211,000
    14                          201,000                none              211,000             199,973             211,000
    15                          206,000                none              211,000             209,972             211,000
----------------------------------------------------------------------------------------------------------------------------------

 (1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

 (2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
112   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B -- LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED        PLAN B - LIFE WITH   GUARANTEED INCOME   PLAN B - LIFE WITH
 AT EXERCISE                                     CONTRACT VALUE      10 YEARS CERTAIN*     BENEFIT BASE       10 YEARS CERTAIN*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000               $  784.96         $176,000              $  784.96
    11                                              143,000                  654.94          176,000                 806.08
    12                                              150,000                  703.50          181,381                 850.68
    13                                              211,000                1,017.02          211,000               1,017.02
    14                                              201,000                  992.94          211,000               1,042.34
    15                                              206,000                1,046.48          211,000               1,071.88
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                                                                      INCOME ASSURER BENEFIT(SM) - GREATER OF MAV
  CONTRACT                                               STANDARD PROVISIONS                OR 5% ACCUMULATION BENEFIT BASE
 ANNIVERSARY                                         ASSUMED      PLAN D - LAST SURVIVOR GUARANTEED INCOME PLAN D - LAST SURVIVOR
 AT EXERCISE                                     CONTRACT VALUE         NO REFUND*         BENEFIT BASE          NO REFUND*
----------------------------------------------------------------------------------------------------------------------------------
    10                                             $176,000                 $631.84         $176,000                $631.84
    11                                              143,000                  524.81          176,000                 645.92
    12                                              150,000                  562.50          181,381                 680.18
    13                                              211,000                  810.24          211,000                 810.24
    14                                              201,000                  791.94          211,000                 831.34
    15                                              206,000                  832.24          211,000                 852.44
----------------------------------------------------------------------------------------------------------------------------------


* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
113   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER
EXAMPLE OF THE BENEFIT PROTECTOR(SM)


ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70; and


o  you have selected the seven-year withdrawal charge schedule; and

o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit under the MAV Death Benefit on July 1, 2005 equals the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) benefit which equals 40% of earnings at death
   (MAV Death Benefit minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charges. We will withdraw $10,500 from your contract value free of charge
   (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500
   ($36,735 + $2,765 in withdrawal charges) from your contract value.
   Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000
   (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) benefit (40% of earnings at death):

   0.40 x ($57,619 - $55,000) =                                                                              +1,048
                                                                                                             ------
   Total death benefit of:                                                                                  $58,667


   On Jan. 1, 2008 the contract value falls to $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death, up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)                                                  +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $255,000

--------------------------------------------------------------------------------
114   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits

   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) benefit (40% of earnings at death,

   up to a maximum of 100% of purchase payments not

   previously withdrawn that are one or more years old)                                                     +55,000
                                                                                                            -------
   Total death benefit of:                                                                                 $304,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector(SM) changes.
   The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) benefit (40% of earnings at death up to a maximum of 100% of purchase payments not
      previously withdrawn that are one or more years old)
      0.40 x ($250,000 - $105,000) =                                                                        +58,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $308,000


-------------------------------------------------------------------------------
115   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: EXAMPLE -- BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR(SM) PLUS

ASSUMPTIONS:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you and the annuitant are under age 70. You have selected the seven-year withdrawal charge schedule; and


o we add a $1,000 purchase payment credit to your contract. You select the MAV Death Benefit.


   On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals MAV Death Benefit, which is the contract value, less any purchase payment credits added to the contract in the last 12 months, or $104,000. You have not reached the first contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit at this time.

   On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector(SM) Plus does not provide any additional benefit beyond what is provided by the Benefit Protector(SM) at this time. The death benefit on Jan. 1, 2006 equals:


   MAV Death Benefit (contract value):                                                                     $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($110,000 - $100,000) =                                                                            +4,000
                                                                                                             ------
   Total death benefit of:                                                                                 $114,000


   On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:


   MAV Death Benefit (MAV):                                                                                $110,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($110,000 - $100,000) =                                                                            +4,000

   plus 10% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.10 x $100,000 =                                                          +10,000
                                                                                                             ------
   Total death benefit of:                                                                                 $124,000


   On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge.
   We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 +
   $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2007 equals:


   MAV Death Benefit (MAV adjusted for partial withdrawals):                                                $57,619

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death:

   0.40 x ($57,619 - $55,000) =                                                                              +1,048

   plus 10% of purchase payments made within 60 days of contract

   issue and not previously withdrawn: 0.10 x $55,000 =                                                      +5,500
                                                                                                             ------
   Total death benefit of:                                                                                  $64,167


   On Jan. 1, 2008 the contract value falls  $40,000.  The death benefit on Jan.
   1, 2008 equals the death benefit calculated on Feb. 1, 2007. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
116   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

   On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector(SM) Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:


   MAV Death Benefit (contract value):                                                                     $200,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $266,000


   On July 1, 2014 you make an additional purchase payment of $50,000 and we add a purchase payment credit of $500. Your new contract value is now $250,000.
   The new purchase payment is less than one year old and so it has no effect on the Benefit Protector(SM) Plus value. The death benefit on July 1, 2014 equals:


   MAV Death Benefit (contract value less any purchase payment credits
   added in the last 12 months):                                                                           $249,500

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously withdrawn

   that are one or more years old                                                                           +55,000

   plus 20% of purchase payments made within 60 days of

   contract issue and not previously withdrawn: 0.20 x $55,000 =                                            +11,000
                                                                                                            -------
   Total death benefit of:                                                                                 $315,500


   On July 1, 2015 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector(SM) Plus remains constant. The death benefit on July 1, 2015 equals:


   MAV Death Benefit (contract value):                                                                     $250,000

   plus the Benefit Protector(SM) Plus benefit which equals 40% of earnings at death (MAV rider minus payments not previously withdrawn):

   0.40 x ($250,000 - $105,000) =                                                                           +58,000

   plus 20% of purchase payments made within 60 days of contract issue
   and not previously withdrawn: 0.20 x $55,000 =                                                           +11,000
                                                                                                            -------

   Total death benefit on July 1, 2015 of:                                                                 $319,000


-------------------------------------------------------------------------------
117   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                             p.   3

Rating Agencies                                         p.   4

Principal Underwriter                                   p.   4

Independent Registered Public Accounting Firm           p.   4

Condensed Financial Information (Unaudited)             p.   5

Financial Statements


--------------------------------------------------------------------------------
118   WELLS FARGO ADVANTAGE SELECT VARIABLE ANNUITY -- PROSPECTUS

(logo)
AMERICAN
 EXPRESS
(R)

American Enterprise Life Insurance Company, Issuer
829 AXP Financial Center
Minneapolis, MN 55474
(800) 333-3437

45302 C (4/05)

Part B

The combined Statement of Additional Information containing information for:

American Express AccessChoice Select(SM) Variable Annuity
American Express Endeavor Select(SM) Variable Annuity
American Express FlexChoice Variable Annuity
American Express FlexChoice Select Variable Annuity
American Express(R) Galaxy Premier Variable Annuity
American Express Innovations(R) Variable Annuity
American Express Innovations(R) Select Variable Annuity
American Express Innovations(R) Classic Variable Annuity
American Express Innovations(R) Classic Select Variable Annuity
American Express New Solutions(R) Variable Annuity
American Express Pinnacle Variable Annuity(R)
American Express Signature Variable Annuity(R)
American Express(R) Signature Select Variable Annuity
American Express(R) Signature One Variable Annuity
American Express(R) Signature One Select Variable Annuity
Evergreen Essential(SM) Variable Annuity
Evergreen New Solutions Variable Annuity
Evergreen New Solutions Select Variable Annuity
Evergreen Pathways(SM) Variable Annuity
Evergreen Pathways(SM) Select Variable Annuity
Evergreen Privilege(SM) Variable Annuity
Wells Fargo Advantage(R) Variable Annuity
Wells Fargo Advantage(R) Select Variable Annuity
Wells Fargo Advantage(R) Builder Variable Annuity
Wells Fargo Advantage(R) Builder Select Variable Annuity
Wells Fargo Advantage Choice(SM) Variable Annuity
Wells Fargo Advantage Choice(SM) Select Variable Annuity

filed electronically as Part B to Post - Effective Amendment No. 12 to Registration Statement No. 333-74865 is incorporated by reference.

Part C.

Item 24.     Financial Statements and Exhibits

   (a)  Financial Statements included in Part A of this Registration Statement:

        American Enterprise Life Insurance Company

        Report of Independent Registered Public Accounting Firm dated
        Feb. 18, 2005.
        Consolidated Balance Sheets as of Dec. 31, 2004 and 2003.
        Consolidated Statements of Operations for the years ended Dec. 31, 2004, 2003 and 2002.
        Consolidated Statements of Cash Flows for the years ended Dec. 31, 2004, 2003 and 2002.
        Consolidated Statements of Stockholder's Equity for the three years ended Dec. 31, 2004.
        Notes to Consolidated Financial Statements.

        Financial Statements included in Part B of this Registration Statement:

        American Enterprise Variable Annuity Account
                American Express Endeavor Select(SM) Variable Annuity
                American Express Innovations(R) Variable Annuity
                American Express Innovations(R) Select Variable Annuity American Express Innovations(R) Classic Variable Annuity American Express Innovations(R) Classic Select Variable Annuity American Express New Solutions(R) Variable Annuity
                Evergreen Essential(SM) Variable Annuity
                Evergreen New Solutions Variable Annuity
                Evergreen New Solutions Select Variable Annuity
                Wells Fargo Advantage(R) Select Variable Annuity

        Report of Independent Registered Public Accounting Firm dated
        March 31, 2005.
        Statements of Assets and Liabilities as of Dec. 31, 2004.
        Statements of Operations for the year ended Dec. 31, 2004.
        Statements of Changes in Net Assets for the years ended Dec. 31, 2004 and 2003.
        Notes to Financial Statements.

(b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 7 to the Registration Statement No.333-92297 is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to American Enterprise Variable Annuity Account Post-Effective Amendment No. 3 to Registration Statement No. 333-73958 filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003 is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003, filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to the Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

2.        Not applicable.

3.1 Form of Selling Agreement filed electronically as Exhibit 3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about April 28, 2000, is incorporated by reference.

3.2       Form of Master General Agent  Agreement for American  Enterprise  Life
          Insurance   Company   Variable   Annuities   (form   9802  B)   filed
          electronically as Exhibit 3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 filed on or about Aug. 4, 1999, is incorporated by reference.

4.1 Form of Deferred Annuity Contract (form 240343) filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.1(a) Form of Deferred Annuity Contract Data Pages (form 240343) filed electronically as Exhibit 4.1(a) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.2 Form of Deferred Annuity Contract (form 272646) filed as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 15 to Registration
          Statement  No.  333-92297,   filed  on  or  about  Oct.  30,  2003  is
          incorporated by reference.

4.3 Form of Performance Credit Rider (form 240349) filed electronically as Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb 11, 2000, is incorporated by reference.

4.4 Form of Maximum Anniversary Value Death Benefit Rider (form 240346) filed electronically as Exhibit 4.3 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Guaranteed Minimum Income Benefit Rider (form 240350) filed electronically as Exhibit 4.4 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

4.6       Form of Roth IRA  Endorsement  (form  43094) filed  electronically  as
          Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8 Form of Benefit Protector(SM) Death Benefit Rider (form 271155) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Guaranteed Minimum Income Benefit Rider (6% Accumulation Benefit Base) (form 240186) filed electronically as Exhibit 4.2 to the American Express Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.11 Form of Enhanced Death Benefit Rider (form 44213) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about November 4, 1999, is incorporated by reference.

4.12 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.15 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to
          American   Enterprise   Variable  Annuity   Account's   Post-Effective
          Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise
          Variable  Annuity  Account's   Post-Effective   Amendment  No.  7  to
          Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.22 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed electronically as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.23 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24      Form of Annuity Endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

5. Form of Variable Annuity Application (form 240345) filed electronically as Exhibit 5 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

5.1 Form of Variable Annuity Application (form 271552) filed electronically as Exhibit 5.1 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

6.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
          6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

6.2 Amended By-Laws of American Enterprise Life, dated September 11, 2002, filed electronically as Exhibit 6.3 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, are incorporated by reference.

7.        Not applicable.

8.1 Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American Enterprise Life Insurance Company, on behalf of itself and its separate accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997, filed electronically as Exhibit 8.5 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated by reference.

8.2 Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc., dated January 1, 2000, filed electronically as Exhibit 8.2 to 3 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

8.3 Copy of Participation Agreement among American Enterprise Life Insurance Company and The Dreyfus Socially Responsible Fund, Inc. and Dreyfus Variable Investment Fund, dated August 26, 1999, filed electronically as Exhibit 8.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No. 333-92297 filed on or about October 21, 2002, is incorporated by reference.

8.4 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and American Enterprise Life Insurance Company, dated July 15, 2002, filed electronically as
          Exhibit 8.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 8 to Registration Statement No.
          333-92297 filed on or about October 21, 2002, is incorporated by reference.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated Sept. 1, 1999, filed electronically as Exhibit 1.A.(8)(m) to American Enterprise Variable Life Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, filed on or about April 27, 2001, is incorporated by reference.

8.6 Copy of Participation Agreement among American Enterprise Life Insurance Company and The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., dated September 1, 2002, filed electronically as Exhibit 8.6 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 11 to Registration Statement No. 333-92297, is incorporated by reference.

8.7 Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds, Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 33-54471 is incorporated by reference.

8.8 Copy of Participation Agreement among Oppenheimer Trust and American Enterprise Life Insurance Company, dated October 30, 1997, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471, is incorporated herein by reference.

8.9 Copy of Participation Agreement by and among Evergreen Variable Annuity Trust and American Enterprise Life Insurance Company, dated July 15, 2000, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 5 to Registration Statement No. 333-92297 is incorporated by reference.

8.10 Copy of Participation Agreement by and among STI Classic Variable Trust and TRUSCO Capital Management, Inc. and American Enterprise Life Insurance Company, dated January 1, 2003, filed electronically as
          Exhibit 8.10 to Post-Effective Amendment No. 11 to Registration Statement No. 333-92297 is incorporated by reference.

8.11 Copy of Participation Agreement by and among American Enterprise Life Insurance Company and Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc., dated September 1, 2002, filed electronically as Exhibit 8.11 to Post-Effective Amendment No. 11 to Registration Statement No. 333-92297 is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for American Express Endeavor Select(SM) Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for American Express Innovations(R) Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for American Express Innovations(R) Select Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for American Express Innovations(R) Classic Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for American Express Innovations(R) Classic Select Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Registered Public Accounting Firm for American Express New Solutions(R) Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Registered Public Accounting Firm for Evergreen Essential(SM) Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Variable Annuity is filed electronically herewith.

10.9 Consent of Independent Registered Public Accounting Firm for Evergreen New Solutions Select Variable Annuity is filed electronically herewith.

10.10 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Select Variable Annuity is filed electronically herewith.

11.       None.

12.       Not applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 13, 2005, filed as Exhibit 13.1 to Registrant's Post-Effective Amendment No. 24 to Registration Statement
          No. 333-92297 is filed electronically herewith.

13.2 Power of Attorney to sign Amendments to this Registration Statement, dated July 7, 2004, filed electronically as Exhibit 13.2 to Registrant's Post-Effective Amendment No. 18 to Registration Statement No. 333-92297, filed on or about July 26, 2004, is incorporated by reference.

Item 25.


Item 25. Directors and Officers of the Depositor (American Enterprise Life Insurance Company)

Name                                  Principal Business Address*       Positions and Offices with Depositor
------------------------------------- --------------------------------- --------------------------------------

Gumer C. Alvero                                                         Director and Executive Vice President - Annuities


Timothy V. Bechtold                                                     Director


Arther H. Berman                                                        Director and Vice President - Finance


Walter S. Berman                                                        Vice President and Treasurer


Lorraine R. Hart                                                        Vice President - Investments


Paul R. Johnston                                                        Secretary


Michelle M. Keeley                                                      Vice President - Investments


Christopher J. Kopka                                                    Money Laundering Prevention Officer


Paul S. Mannweiler                    135 N. Pennslvania St.            Director
                                      Suite 2350
                                      Indianapolis, IN  46204

Eric L. Marhoun                                                         General Counsel


Thomas W. Murphy                                                        Vice President - Investments


Roger Natarajan                                                         Director


Scott R. Plummer                                                        38a-1 Chief Compliance Officer


Mark E. Schwarzmann                                                     Director, Chairman of the Board and
                                                                        Chief Executive Officer

David K. Stewart                                                        Vice President and Controller

Beth E. Weimer                                                          Chief Compliance Officer


* Unless otherwise noted, the principal business address is: 829 AXP Financial Center, Minneapolis, MN 55474.


Item 26.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income                                                            Delaware
     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Credit Opportunities GP LLC                                               Delaware
     Advisory European (General Partner) LLC                                            George Town
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     AEXP Affordable Housing LLC                                                        Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management (Australia)                                      NSW Australia
     American Express Asset Management Company S.A.                                     Luxembourg
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Attica Asset Management Ltd.                                                       United Kingdom
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska
     Threadneedle International Limited                                                 England and Wales

Item 27.   Number of Contract owners

           As of March 31, 2005 there were 41,415 nonqualified contracts and qualified contracts in the American Enterprise Variable Annuity Account.

Item 28.   Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

Item 29. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company; Advisory Hedged Opportunity Fund.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with
         Business Address*                              Underwriter

         Gumer C. Alvero                                Vice President - General
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -
                                                        Retirement Services and
                                                        Asset Management Group

         John M. Baker                                  Vice President - Chief
                                                        Client Service Officer

         Dudley Barksdale                               Vice President - Service
                                                        Development

         Timothy V. Bechtold                            Vice President -
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President

         Walter S. Berman                               Director and Senior Vice President

         Robert C. Bloomer                              Vice President - Technologies III

         Leslie H. Bodell                               Vice President - Technologies I

         Rob Bohli                                      Group Vice President -
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Randy L. Boser                                 Vice President - Mutual Fund
                                                        Business Development

         Kenneth J. Ciak                                Vice President and
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - RL HR/US Retail

         James M. Cracchiolo                            Director, President, Chairman of
                                                        the Board and Chief Executive
                                                        Officer

         Colleen Curran                                 Vice President and
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - Employee
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Paul James Dolan                               Vice President - CAO Product Sales

         Kenneth Dykman                                 Group Vice President -
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         William V. Elliot                              Vice President - Financial
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President - CAO - AEFA
                                                        Investment Management

         Gary W. Gassmann                               Group Vice President -
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         Diana T. Gossett                               Group Vice President -
                                                        Great Plains

         John C. Greiber                                Group Vice President -
                                                        Minnesota/Iowa

         Steven Guida                                   Vice President -
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Fixed Income
                                                        Investments Administration
                                                        Officer

         Janis K. Heaney                                Vice President -
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President -
         Suite 150                                      Advisor Group
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Debra A. Hutchinson                            Vice President - Technologies I

         Theodore M. Jenkin                             Group Vice President -
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -
                                                        Compensation and Licensing
                                                        Services

         Jody M. Johnson                                Group Vice President -
                                                        Twin Cities Metro

         Paul R. Johnston                               Secretary

         Nancy E. Jones                                 Vice President - Advisor
                                                        Marketing

         William A. Jones                               Vice President - Technologies III

         John C. Junek                                  Senior Vice President and
                                                        General Counsel

         Ora J. Kaine                                   Vice President -
                                                        Retail Distribution Services

         Michelle M. Keeley                             Senior Vice President -
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention
                                                        Officer

         Mitre Kutanovski                               Group Vice President -
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President - Advisor
                                                        Field Force Growth and
                                                        Retention

         Daniel E. Laufenberg                           Vice President - Chief
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - General
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing
                                                        & Product Retirement Services

         Diane D. Lyngstad                              Chief Financial Officer and
                                                        Vice President - Comp and
                                                        Licensing Services

         Thomas A. Mahowald                             Vice President - Equity Research

         Timothy J. Masek                               Vice President -
                                                        Fixed Income Research

         Frank A. McCarthy                              Vice President - External
                                                        Products Group and Personal
                                                        Trust Services

         Mark T. McGannon                               Vice President and General
                                                        Manager - Products Sales

         Brian J. McGrane                               Vice President and LFO
                                                        Officer - Finance

         Dean O. McGill                                 Group Vice President -
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and
                                                        Brokerage Products

         Penny J. Meier                                 Vice President - Business
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and
                                                        General Manager - Mutual Funds

         Holly Morris                                   Senior Vice President -
                                                        Technologies

         Rebecca A. Nash                                Vice President - Service
                                                        Operations

         Roger Natarajan                                Vice President - Finance

         Thomas V. Nicolosi                             Group Vice President -
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage

         Michael J. O'Keefe                             Vice President -
                                                        Advisory Business Systems

         Geoffery Oprandy                               Group Vice President - Southwest
         11811 N. Tatum Blvd. Suite 1030
         Phoenix, AZ  85028

         Kristi L. Petersen                             Vice President - ONE Account
                                                        and Cash

         John G. Poole                                  Group Vice President -
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Michael J. Rearden                             Group Vice President -
         1800 S. Pine Island Road, Suite 510            Southern Florida
         Plantation, FL  33324

         Ralph D. Richardson III                        Group Vice President -
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Mark A. Riordan                                Vice President - Finance
                                                        Emerging Technologies

         ReBecca K. Roloff                              Senior Vice President -
                                                        GFS

         Maximillian G. Roth                            Group Vice President -
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Strategy
                                                        and Planning

         Mark E. Schwarzmann                            Senior Vice President -
                                                        Insurance and Annuities

         Gary A. Scott                                  Vice President - Client
                                                        Acquisition Marketing  and
                                                        Services

         Jacqueline M. Sinjem                           Vice President - Plan
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget M. Sperl                               Senior Vice President -
                                                        Client Service Organization

         Kathy Stalwick                                 Vice President

         Paul J. Stanislaw                              Group Vice President -
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -
                                                        Marketing Officer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller
                                                        and Treasurer

         Caroline Stockdale-Boon                        Senior Vice President -
                                                        Human Resources

         Jeffrey J. Stremcha                            Vice President - Technologies I

         John T. Sweeney                                Vice President, Lead Financial
                                                        Officer - Banking, Brokerage
                                                        and Managed Products

         Joseph E. Sweeney                              Senior Vice President,
                                                        General Manager - U.S. Brokerage
                                                        and Membership Banking

         Craig P. Taucher                               Group Vice President -
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President and
                                                        Chief Investment Officer

         George F. Tsafaridis                           Vice President - Quality &
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Ramanathan Venkataramanan                      Vice President - Technologies III

         Peter S. Velardi                               Senior Vice President -
                                                        Field Management

         Andrew O. Washburn                             Vice President -
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and
                                                        Chief Compliance Officer

         Phil Wentzel                                   Vice President - Finance

         Jeffrey A. Williams                            Senior Vice President -
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance
                                                        Operations

         Gayle W. Winfree                               Group Vice President -
         1 Galleria Blvd. Suite 1900                    Delta States
         Metairie, LA  70001

         Michael D. Wolf                                Vice President - Equity Senior
                                                        Portfolio Manager

         Abraham L. Wons                                Vice President - Investments Risk
                                                        Management

         Michael R. Woodward                            Senior Vice President -
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.


Item 29(c)

                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation

American Express        $39,616,639            None                None                  None
Financial Advisors
Inc.


Item 30.   Location of Accounts and Records

           American Enterprise Life Insurance Company
           829 AXP Financial Center
           Minneapolis, MN 55474

Item 31.   Management Services

           Not applicable.

Item 32.   Undertakings

           (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to American Enterprise Life Contract Owner Service at the address or phone number listed in the prospectus.

           (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1998). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

           (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 27th day of April, 2005.

                           AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                           By American Enterprise Life Insurance Company
                                    (Sponsor)

                           By /s/  Gumer C. Alvero*
                              --------------------------
                                   Gumer C. Alvero
                                   President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2005.

Signature                                 Title


/s/  Gumer C. Alvero*                     Director and President
---------------------
     Gumer C. Alvero


/s/  Timothy V. Bechtold*                 Director
-------------------------
     Timothy V. Bechtold


/s/  Arthur H. Berman*                    Director and Vice President - Finance
-------------------------                 (Principal Financial Officer)
     Arthur H. Berman


                                          Director
------------------------
     Paul S. Mannweiler


/s/  B. Roger Natarajan*                  Director
-------------------------
     B. Roger Natarajan


/s/  Mark E. Schwarzmann*                 Chairman of the Board and
-------------------------                 Chief Executive Officer
     Mark E. Schwarzmann                  (Chief Executive Officer)


/s/  David K Stewart**                    Vice President and Controller
------------------------                  (Principal Accounting Officer)
     David K Stewart

* Signed pursuant to Power of Attorney, dated April 13, 2005 filed electronically herewith as Exhibit 13.1 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-92297 by:

** Signed pursuant to Power of Attorney, dated July 7, 2004, filed electronically herewith as Exhibit 13.2 to Registrant's Post-Effective Amendment No. 18 to Registration Statement No. 333-92297, filed on or about July 26, 2004, and incorporated by reference, by:



/s/ Eric Marhoun
------------------------
    Eric Marhoun
    General Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 24 TO REGISTRATION STATEMENT NO. 333-92297

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The prospectuses for:

     American Express Endeavor Select(SM) Variable Annuity.
     American Express Innovations(R) Variable Annuity.
     American Express Innovations(R) Select Variable Annuity.
     American Express Innovations(R) Classic Variable Annuity.
     American Express Innovations(R) Classic Select Variable Annuity. American Express New Solutions(R) Variable Annuity.
     Evergreen Essential(SM) Variable Annuity.
     Evergreen New Solutions Variable Annuity.
     Evergreen New Solutions Select Variable Annuity.
     Wells Fargo Advantage(R) Select Variable Annuity.

Part B.

     Combined Statement of Additional Information and Financial Statements filed electronically as Part B to Post-Effective Amendment No. 12 to Registration Statement No. 333-74865 is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits